UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-4108

Oppenheimer Variable Account Funds

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: December 31

Date of reporting period: 9/30/2016

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS September 30, 2016 Unaudited

	Shares	Value
Common Stocks—97.4%
Consumer Discretionary—15.7%
Distributors—1.0%
Pool Corp.	73,160	$ 6,915,083
Diversified Consumer Services—0.8%
Bright Horizons Family Solutions, Inc.[1]	82,810	5,539,161
Hotels, Restaurants & Leisure—4.3%
Domino’s Pizza, Inc.	51,300	7,789,905
MGM Resorts International[1]	195,040	5,076,891
Restaurant Brands International, Inc.	147,370	6,569,755
Vail Resorts, Inc.	58,750	9,216,700
		28,653,251
Household Durables—2.2%
Mohawk Industries, Inc.[1]	39,080	7,829,287
Newell Brands, Inc.	131,460	6,922,684
		14,751,971
Multiline Retail—1.0%
Dollar Tree, Inc.[1]	81,740	6,451,738
Specialty Retail—6.1%
Burlington Stores, Inc.[1]	69,120	5,600,102
Foot Locker, Inc.	49,730	3,367,716
O’Reilly Automotive, Inc.[1]	40,980	11,478,908
Ross Stores, Inc.	112,410	7,227,963
Ulta Salon, Cosmetics & Fragrance, Inc.[1]	55,810	13,281,664
		40,956,353
Textiles, Apparel & Luxury Goods—0.3%
PVH Corp.	21,450	2,370,225
Consumer Staples—6.4%
Beverages—3.8%
Constellation Brands, Inc., Cl. A	88,380	14,714,386
Monster Beverage Corp.[1]	72,590	10,656,938
		25,371,324
Food Products—1.8%
Ingredion, Inc.	33,970	4,520,048
Tyson Foods, Inc., Cl. A	99,820	7,453,560
		11,973,608
Household Products—0.8%
Spectrum Brands Holdings, Inc.	38,770	5,338,241
Energy—3.2%
Energy Equipment & Services—0.2%
Core Laboratories NV	14,717	1,653,161
Oil, Gas & Consumable Fuels—3.0%
Concho Resources, Inc.[1]	62,836	8,630,525
Parsley Energy, Inc., Cl. A1	267,431	8,961,613
Rice Energy, Inc.[1]	88,940	2,322,223
		19,914,361
Financials—9.2%
Capital Markets—5.4%
Affiliated Managers Group, Inc.[1]	51,730	7,485,331
MarketAxess Holdings, Inc.	46,230	7,655,226
MSCI, Inc., Cl. A	113,130	9,496,132
Nasdaq, Inc.	56,440	3,811,957
Raymond James Financial, Inc.	136,480	7,944,501
		36,393,147
Commercial Banks—2.0%
First Republic Bank	176,850	13,636,904
Real Estate Investment Trusts (REITs)—1.8%
CyrusOne, Inc.	69,150	3,289,465
Equinix, Inc.	23,760	8,559,540
		11,849,005
Health Care—15.7%
Biotechnology—1.7%
BioMarin Pharmaceutical, Inc.[1]	90,990	8,418,395

	Shares	Value
Biotechnology (Continued)
Neurocrine Biosciences, Inc.[1]	62,310	$ 3,155,378
		11,573,773
Health Care Equipment & Supplies—10.0%
Align Technology, Inc.[1]	63,380	5,941,875
Cooper Cos., Inc. (The)	32,240	5,779,342
CR Bard, Inc.	25,140	5,638,399
DENTSPLY SIRONA, Inc.	83,230	4,946,359
Edwards Lifesciences Corp.[1]	128,430	15,483,521
IDEXX Laboratories, Inc.[1]	62,590	7,055,771
Intuitive Surgical, Inc.[1]	14,320	10,379,565
Teleflex, Inc.	41,320	6,943,826
West Pharmaceutical Services, Inc.	62,030	4,621,235
		66,789,893
Health Care Providers & Services—1.1%
VCA, Inc.[1]	108,710	7,607,526
Health Care Technology—0.8%
Veeva Systems, Inc., Cl. A1	137,370	5,670,634
Life Sciences Tools & Services—2.1%
Mettler-Toledo International, Inc.[1]	20,290	8,518,351
Waters Corp.[1]	33,780	5,353,792
		13,872,143
Industrials—19.4%
Aerospace & Defense—1.5%
TransDigm Group, Inc.[1]	33,670	9,734,670
Building Products—5.5%
A.O. Smith Corp.	125,650	12,412,963
Lennox International, Inc.	81,590	12,812,078
Masco Corp.	350,190	12,015,019
		37,240,060
Commercial Services & Supplies—4.0%
Cintas Corp.	60,270	6,786,402
Copart, Inc.[1]	62,100	3,326,076
KAR Auction Services, Inc.	139,200	6,007,872
Waste Connections, Inc.	145,130	10,841,211
		26,961,561
Electrical Equipment—2.4%
Acuity Brands, Inc.	60,730	16,069,158
Machinery—4.0%
IDEX Corp.	66,180	6,192,462
Middleby Corp. (The)[1]	82,280	10,171,454
Xylem, Inc.	203,380	10,667,281
		27,031,197
Professional Services—2.0%
Equifax, Inc.	100,970	13,588,543
Information Technology—23.8%
Internet Software & Services—3.0%
CoStar Group, Inc.[1]	60,740	13,152,032
MercadoLibre, Inc.	37,260	6,891,982
		20,044,014
IT Services—2.9%
Fiserv, Inc.[1]	33,330	3,315,335
Global Payments, Inc.	85,950	6,597,522
Vantiv, Inc., Cl. A1	168,540	9,483,746
		19,396,603
Semiconductors & Semiconductor Equipment—7.4%
Applied Materials, Inc.	360,980	10,883,547
Lam Research Corp.	119,570	11,324,475
Microchip Technology, Inc.	191,220	11,882,411
NVIDIA Corp.	154,690	10,599,359
Skyworks Solutions, Inc.	67,310	5,124,983
		49,814,775

1    OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Software—10.5%
Activision Blizzard, Inc.	135,250	$5,991,575
Autodesk, Inc.[1]	69,210	5,005,959
Electronic Arts, Inc.[1]	146,850	12,540,990
Guidewire Software, Inc.[1]	76,960	4,616,061
PTC, Inc.[1]	173,610	7,692,659
ServiceNow, Inc.[1]	63,029	4,988,745
Splunk, Inc.[1]	125,730	7,377,836
Tyler Technologies, Inc.[1]	49,090	8,405,681
Ultimate Software Group, Inc. (The)[1]	68,450	13,990,496
		70,610,002
Materials—4.0%
Chemicals—1.1%
Albemarle Corp.	86,300	7,377,787
Construction Materials—0.7%
Vulcan Materials Co.	41,030	4,666,342

	Shares	Value
Containers & Packaging—1.4%
Ball Corp.	43,950	$3,601,702
Berry Plastics Group, Inc.[1]	132,120	5,793,462
		9,395,164
Metals & Mining—0.8%
Newmont Mining Corp.	131,300	5,158,777
Total Common Stocks (Cost $511,055,330)		654,370,155
Investment Company—2.3%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.28%[2,3] (Cost $15,113,572)	15,113,572	15,113,572
Total Investments, at Value (Cost $526,168,902)	99.7%	669,483,727
Net Other Assets (Liabilities)	0.3	2,138,564
Net Assets	100.0%	$671,622,291

Footnotes to Statement of Investments

1. Non-income producing security.

2. Rate shown is the 7-day yield at period end.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2015	Gross Additions	Gross Reductions	Shares September 30, 2016

Oppenheimer Institutional Government Money Market Fund, Cl. Ea	20,396,181	245,847,445	251,130,054	15,113,572

			Value	Income

Oppenheimer Institutional Government Money Market Fund, Cl. Ea			$15,113,572	$63,549

a. Prior to September 28, 2016 this fund was named Oppenheimer Institutional Money Market Fund.

2      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

NOTES TO STATEMENT OF INVESTMENTS September 30, 2016 Unaudited

1. Organization

Oppenheimer Discovery Mid Cap Growth Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information

3      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

2. Securities Valuation (Continued)

or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$105,637,782	$—	$—	$105,637,782
Consumer Staples	42,683,173	—	—	42,683,173
Energy	21,567,522	—	—	21,567,522
Financials	61,879,056	—	—	61,879,056
Health Care	105,513,969	—	—	105,513,969
Industrials	130,625,189	—	—	130,625,189
Information Technology	159,865,394	—	—	159,865,394
Materials	26,598,070	—	—	26,598,070
Investment Company	15,113,572	—	—	15,113,572

Total Assets	$669,483,727	$—	$—	$669,483,727

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and

4      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

3. Investments and Risks (Continued)

therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

4. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

5. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$526,782,913

Gross unrealized appreciation	$144,894,752
Gross unrealized depreciation	(2,193,938)

Net unrealized appreciation	$142,700,814

5      OPPENHEIMER DISCOVERY MID CAP GROWTH FUND/VA

STATEMENT OF INVESTMENTS September 30, 2016 Unaudited

	Shares	Value
Common Stocks—33.9%
Consumer Discretionary—4.5%
Auto Components—0.4%
Delphi Automotive plc	12,740	$908,617
Hotels, Restaurants & Leisure—0.9%
International Speedway Corp., Cl. A	7,570	252,989
McDonald’s Corp.	9,920	1,144,371
Norwegian Cruise Line Holdings Ltd.[1]	10,170	383,409
Sonic Corp.	16,760	438,777
		2,219,546
Household Durables—0.3%
Toll Brothers, Inc.[1]	21,090	629,747
Internet & Direct Marketing Retail—0.3%
Amazon.com, Inc.[1]	760	636,356
Media—1.0%
Comcast Corp., Cl. A	28,490	1,890,027
Madison Square Garden Co. (The), Cl. A1	2,790	472,654
		2,362,681
Specialty Retail—1.6%
AutoZone, Inc.[1]	1,160	891,274
Home Depot, Inc. (The)	10,710	1,378,163
Ross Stores, Inc.	14,320	920,776
Sally Beauty Holdings, Inc.[1]	23,500	603,480
		3,793,693
Consumer Staples—2.8%
Beverages—1.3%
Coca-Cola European Partners plc	16,060	640,794
Molson Coors Brewing Co., Cl. B	8,480	931,104
PepsiCo, Inc.	12,840	1,396,607
		2,968,505
Food Products—0.9%
Kraft Heinz Co. (The)	11,870	1,062,483
Mondelez International, Inc., Cl. A	24,170	1,061,063
		2,123,546
Tobacco—0.6%
Philip Morris International, Inc.	13,690	1,330,942
Energy—2.3%
Oil, Gas & Consumable Fuels—2.3%
Chevron Corp.	17,022	1,751,904
HollyFrontier Corp.	24,809	607,820
Noble Energy, Inc.	31,982	1,143,037
Suncor Energy, Inc.	62,320	1,731,250
		5,234,011
Financials—4.9%
Commercial Banks—2.3%
Citigroup, Inc.	40,350	1,905,730
JPMorgan Chase & Co.	20,450	1,361,766
SunTrust Banks, Inc.	25,680	1,124,784
Webster Financial Corp.	21,730	825,957
		5,218,237
Consumer Finance—0.5%
Synchrony Financial	43,230	1,210,440
Insurance—1.3%
Chubb Ltd.	12,730	1,599,525
FNF Group	39,030	1,440,597
		3,040,122
Real Estate Investment Trusts (REITs)—0.8%
Digital Realty Trust, Inc.	6,130	595,346
Lamar Advertising Co., Cl. A	6,140	401,003
Simon Property Group, Inc.	4,670	966,737
		1,963,086

	Shares	Value
Health Care—5.0%
Biotechnology—0.6%
BioMarin Pharmaceutical, Inc.[1]	4,540	$420,041
Celgene Corp.[1]	8,830	923,000
		1,343,041
Health Care Equipment & Supplies—0.9%
Medtronic plc	13,179	1,138,666
NuVasive, Inc.[1]	6,180	411,959
Stryker Corp.	5,550	646,075
		2,196,700
Health Care Providers & Services—1.2%
Centene Corp.[1]	12,250	820,260
Diplomat Pharmacy, Inc.[1]	12,050	337,520
McKesson Corp.	3,580	596,965
Universal Health Services, Inc., Cl. B	5,460	672,781
WellCare Health Plans, Inc.[1]	3,530	413,328
		2,840,854
Life Sciences Tools & Services—0.2%
Agilent Technologies, Inc.	10,460	492,562
Pharmaceuticals—2.1%
Johnson & Johnson	19,150	2,262,189
Merck & Co., Inc.	19,510	1,217,619
Mylan NV1	10,080	384,250
Prestige Brands Holdings, Inc.[1]	15,880	766,528
Valeant Pharmaceuticals International, Inc.[1]	6,610	162,275
		4,792,861
Industrials—4.4%
Aerospace & Defense—0.6%
L-3 Communications Holdings, Inc.	4,810	725,011
Lockheed Martin Corp.	3,320	795,871
		1,520,882
Airlines—0.3%
Spirit Airlines, Inc.[1]	14,290	607,754
Building Products—0.3%
Masonite International Corp.[1]	10,190	633,512
Commercial Services & Supplies—1.2%
Johnson Controls International plc	18,393	855,826
KAR Auction Services, Inc.	24,280	1,047,925
Waste Connections, Inc.	11,890	888,183
		2,791,934
Construction & Engineering—0.2%
AECOM[1]	15,850	471,220
Industrial Conglomerates—0.7%
General Electric Co.	52,230	1,547,053
Machinery—0.3%
Xylem, Inc.	13,830	725,384
Professional Services—0.5%
Nielsen Holdings plc	7,940	425,346
Robert Half International, Inc.	17,840	675,422
		1,100,768
Road & Rail—0.3%
Canadian Pacific Railway Ltd.	4,770	728,379
Information Technology—6.9%
Electronic Equipment, Instruments, & Components—0.2%
SYNNEX Corp.	4,130	471,274
Internet Software & Services—2.6%
Alphabet, Inc., Cl. C1	4,260	3,311,255
Facebook, Inc., Cl. A1	16,970	2,176,742
j2 Global, Inc.	10,110	673,427
		6,161,424

1    OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
IT Services—0.8%
Amdocs Ltd.	7,360	$425,776
PayPal Holdings, Inc.[1]	34,730	1,422,888
		1,848,664
Semiconductors & Semiconductor Equipment—0.5%
Applied Materials, Inc.	41,510	1,251,527
Software—2.5%
Activision Blizzard, Inc.	26,120	1,157,116
Fortinet, Inc.[1]	13,450	496,709
Guidewire Software, Inc.[1]	6,500	389,870
Microsoft Corp.	49,440	2,847,744
ServiceNow, Inc.[1]	5,541	438,570
Zynga, Inc., Cl. A1	145,420	423,172
		5,753,181
Technology Hardware, Storage & Peripherals—0.3%
Western Digital Corp.	10,590	619,197
Materials—1.2%
Chemicals—0.6%
Eastman Chemical Co.	8,470	573,250
EI du Pont de Nemours & Co.	11,350	760,109
		1,333,359
Construction Materials—0.3%
Vulcan Materials Co.	6,890	783,600
Metals & Mining—0.3%
Alcoa, Inc.	63,390	642,774
Telecommunication Services—0.7%
Diversified Telecommunication Services—0.7%
ORBCOMM, Inc.[1]	375	3,844
Verizon Communications, Inc.	29,210	1,518,336
		1,522,180
Utilities—1.2%
Electric Utilities—0.9%
PG&E Corp.	35,620	2,178,875
Gas Utilities—0.3%
Suburban Propane Partners LP2	21,230	706,959
Total Common Stocks (Cost $68,527,614)		78,705,447

	Principal Amount
Asset-Backed Securities—7.2%
American Credit Acceptance Receivables Trust:
Series 2014-1, Cl. B, 2.39%, 11/12/19[3]	$51,887	51,909
Series 2014-2, Cl. B, 2.26%, 3/10/20[3]	28,396	28,421
Series 2014-3, Cl. B, 2.43%, 6/10/20[3]	256,420	256,856
Series 2014-4, Cl. B, 2.60%, 10/12/20[3]	140,244	140,772
Series 2015-1, Cl. B, 2.85%, 2/12/21[3]	445,000	448,754
Series 2015-3, Cl. B, 3.56%, 10/12/21[3]	360,000	367,405
American Express Credit Account Master Trust:
Series 2014-2, Cl. A, 1.26%, 1/15/20	80,000	80,168
Series 2014-3, Cl. A, 1.49%, 4/15/20	65,000	65,281
AmeriCredit Automobile Receivables Trust:
Series 2012-4, Cl. D, 2.68%, 10/9/18	115,000	115,152
Series 2013-2, Cl. E, 3.41%, 10/8/20[3]	415,000	420,246
Series 2013-3, Cl. E, 3.74%, 12/8/20[3]	180,000	183,420
Series 2013-4, Cl. D, 3.31%, 10/8/19	35,000	35,681
Series 2014-1, Cl. E, 3.58%, 8/9/21	355,000	361,916
Series 2014-2, Cl. E, 3.37%, 11/8/21	440,000	446,977
Cabela’s Credit Card Master Note Trust,
Series 2016-1, Cl. A1, 1.78%, 6/15/22	340,000	340,952
Capital Auto Receivables Asset Trust:
Series 2013-1, Cl. D, 2.19%, 9/20/21	125,000	125,467
Series 2014-1, Cl. D, 3.39%, 7/22/19	140,000	143,148
Series 2014-3, Cl. D, 3.14%, 2/20/20	305,000	311,880
Series 2015-1, Cl. D, 3.16%, 8/20/20	195,000	198,790
Series 2015-4, Cl. D, 3.62%, 5/20/21	295,000	303,777
Series 2016-2, Cl. D, 3.16%, 11/20/23	65,000	66,135

	Principal Amount	Value
Asset-Backed Securities (Continued)
Capital Auto Receivables Asset Trust: (Continued)
Series 2016-3, Cl. D, 2.65%, 1/20/24	$105,000	$105,361
Capital One Multi-Asset Execution Trust:
Series 2014-A2, Cl. A2, 1.26%, 1/15/20	480,000	480,723
Series 2014-A5, Cl. A5, 1.48%, 7/15/20	660,000	662,977
CarFinance Capital Auto Trust:
Series 2014-1A, Cl. A, 1.46%, 12/17/18[3]	6,180	6,180
Series 2015-1A, Cl. A, 1.75%, 6/15/21[3]	116,942	117,192
Carmax Auto Owner Trust, Series 2013- 2, Cl. D, 2.06%, 11/15/19	30,000	30,062
CarMax Auto Owner Trust:
Series 2015-2, Cl. D, 3.04%, 11/15/21	115,000	117,284
Series 2015-3, Cl. D, 3.27%, 3/15/22	210,000	215,941
Series 2016-1, Cl. D, 3.11%, 8/15/22	220,000	224,610
Series 2016-3, Cl. D, 2.94%, 1/17/23	125,000	126,658
Chase Issuance Trust:
Series 2007-A3, Cl. A3, 5.23%, 4/15/19	105,000	106,635
Series 2014-A1, Cl. A1, 1.15%, 1/15/19	595,000	595,386
Series 2014-A6, Cl. A6, 1.26%, 7/15/19	400,000	400,906
CPS Auto Receivables Trust:
Series 2012-B, Cl. A, 2.52%, 9/16/19[3]	38,685	38,894
Series 2014-A, Cl. A, 1.21%, 8/15/18[3]	53,124	53,135
Series 2014-C, Cl. A, 1.31%, 2/15/19[3]	88,018	87,977
CPS Auto Trust, Series 2012-C, Cl. A,
1.82%, 12/16/19[3]	14,531	14,551
Credit Acceptance Auto Loan Trust:
Series 2014-1A, Cl. B, 2.29%, 4/15/22[3]	270,000	270,563
Series 2014-2A, Cl. B, 2.67%, 9/15/22[3]	195,000	196,297
Discover Card Execution Note Trust,
Series 2014-A5, Cl. A, 1.39%, 4/15/20	585,000	586,975
Drive Auto Receivables Trust:
Series 2015-BA, Cl. C, 2.76%, 7/15/21[3]	345,000	347,969
Series 2016-BA, Cl. C, 3.19%, 7/15/22[3]	170,000	173,118
DT Auto Owner Trust:
Series 2013-2A, Cl. D, 4.18%, 6/15/20[3]	419,423	424,224
Series 2014-2A, Cl. D, 3.68%, 4/15/21[3]	615,000	624,056
Series 2014-3A, Cl. D, 4.47%, 11/15/21[3]	245,000	250,283
Series 2015-1A, Cl. C, 2.87%, 11/16/20[3]	205,000	206,885
Series 2016-1A, Cl. B, 2.79%, 5/15/20[3]	290,000	292,833
Series 2016-4A, Cl. B, 2.02%, 8/17/20[3,4]	255,000	254,985
Element Rail Leasing I LLC, Series
2014-1A, Cl. A1, 2.299%, 4/19/44[3]	264,824	259,753
Exeter Automobile Receivables Trust:
Series 2014-1A, Cl. B, 2.42%, 1/15/19[3]	152,039	152,146
Series 2014-1A, Cl. C, 3.57%, 7/15/19[3]	280,000	282,584
Series 2014-2A, Cl. C, 3.26%, 12/16/19[3]	135,000	136,492
First Investors Auto Owner Trust:
Series 2013-3A, Cl. B, 2.32%, 10/15/19[3]	465,000	466,615
Series 2013-3A, Cl. D, 3.67%, 5/15/20[3]	165,000	166,752
Flagship Credit Auto Trust:
Series 2014-1, Cl. A, 1.21%, 4/15/19[3]	29,605	29,617
Series 2014-2, Cl. A, 1.43%, 12/16/19[3]	100,710	100,590
Ford Credit Floorplan Master Owner
Trust A, Series 2016-3, Cl. A1, 1.55%, 7/15/21	395,000	394,968
FRS I LLC, Series 2013-1A, Cl. A1, 1.80%, 4/15/43[3]	34,117	33,469

2    OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

	Principal Amount	Value
Asset-Backed Securities (Continued)
GM Financial Automobile Leasing Trust, Series 2015-1, Cl. D, 3.01%, 3/20/20	$280,000	$282,778
GO Financial Auto Securitization Trust, Series 2015-1, Cl. A, 1.81%, 3/15/18[3]	20,235	20,219
Navistar Financial Dealer Note Master Owner Trust II, Series 2016-1, Cl. D, 4.046%, 9/27/21[3,4,5]	80,000	80,531
Navistar Financial Dealer Note Master Trust, Series 2014-1, Cl. D, 2.824%, 10/25/19[3,5]	145,000	145,026
Santander Drive Auto Receivables Trust:
Series 2013-A, Cl. E, 4.71%, 1/15/21[3]	325,000	335,477
Series 2014-2, Cl. D, 2.76%, 2/18/20	200,000	203,346
Series 2016-2, Cl. D, 3.39%, 4/15/22	115,000	118,937
SNAAC Auto Receivables Trust:
Series 2013-1A, Cl. C, 3.07%, 8/15/18[3]	10,613	10,621
Series 2014-1A, Cl. D, 2.88%, 1/15/20[3]	165,000	163,996
TCF Auto Receivables Owner Trust:
Series 2014-1A, Cl. C, 3.12%, 4/15/21[3]	115,000	115,119
Series 2015-1A, Cl. D, 3.53%, 3/15/22[3]	190,000	191,338
Trip Rail Master Funding LLC, Series 2014-1A, Cl. A1, 2.863%, 4/15/44[3]	124,267	123,860
United Auto Credit Securitization Trust, Series 2015-1, Cl. D, 2.92%, 6/17/19[3]	260,000	261,312
Westlake Automobile Receivables Trust:
Series 2014-1A, Cl. D, 2.20%, 2/15/21[3]	180,000	180,179
Series 2014-2A, Cl. D, 2.86%, 7/15/21[3]	195,000	194,992
Series 2015-1A, Cl. C, 2.29%, 11/16/20[3]	205,000	205,921
Series 2015-2A, Cl. C, 2.45%, 1/15/21[3]	250,000	251,553
World Financial Network Credit Card Master Trust, Series 2016-B, Cl. A, 1.44%, 6/15/22	220,000	220,058
Total Asset-Backed Securities (Cost $16,509,732)		16,634,016
Mortgage-Backed Obligations—32.6%
Government Agency—24.0%
FHLMC/FNMA/FHLB/Sponsored—21.1%
Federal Home Loan Mortgage Corp. Gold Pool:
4.50%, 10/1/18	17,024	17,451
5.00%, 12/1/34	3,053	3,427
5.50%, 9/1/39	402,015	451,927
6.50%, 4/1/18-4/1/34	28,090	32,050
7.00%, 10/1/31-10/1/37	121,982	140,509
9.00%, 8/1/22-5/1/25	2,261	2,473
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183,Cl. IO, 39.728%, 4/1/27[6]	66,079	14,557
Series 192,Cl. IO, 91.486%, 2/1/28[6]	19,466	4,365
Series 243,Cl. 6, 3.376%, 12/15/32[6]	55,236	9,388
Federal Home Loan Mortgage Corp., Mtg.-Linked Amortizing Global Debt Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	209,503	212,356
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 4.198%, 6/1/26[7]	21,624	19,954
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 2426,Cl. BG, 6.00%, 3/15/17	7,198	7,293
Series 2427,Cl. ZM, 6.50%, 3/15/32	114,307	131,738
Series 2461,Cl. PZ, 6.50%, 6/15/32	47,616	56,851
Series 2564,Cl. MP, 5.00%, 2/15/18	54,072	55,186
Series 2585,Cl. HJ, 4.50%, 3/15/18	28,368	29,062
Series 2626,Cl. TB, 5.00%, 6/15/33	96,445	104,449
Series 2635,Cl. AG, 3.50%, 5/15/32	40,746	43,015

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2707,Cl. QE, 4.50%, 11/15/18	$183,745	$188,679
Series 2770,Cl. TW, 4.50%, 3/15/19	8,218	8,462
Series 3010,Cl. WB, 4.50%, 7/15/20	25,906	26,839
Series 3025,Cl. SJ, 22.828%, 8/15/35[5]	18,016	27,751
Series 3030,Cl. FL, 0.924%, 9/15/35[5]	95,002	94,707
Series 3741,Cl. PA, 2.15%, 2/15/35	208,408	210,297
Series 3815,Cl. BD, 3.00%, 10/15/20	6,145	6,232
Series 3822,Cl. JA, 5.00%, 6/15/40	60,536	63,576
Series 3840,Cl. CA, 2.00%, 9/15/18	4,605	4,634
Series 3848,Cl. WL, 4.00%, 4/15/40	118,152	123,400
Series 3857,Cl. GL, 3.00%, 5/15/40	6,956	7,220
Series 4221,Cl. HJ, 1.50%, 7/15/23	688,126	693,040
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2130,Cl. SC, 70.526%, 3/15/29[6]	58,780	11,853
Series 2796,Cl. SD, 59.999%, 7/15/26[6]	93,446	16,195
Series 2920,Cl. S, 0.00%, 1/15/35[6,8]	497,466	90,142
Series 2922,Cl. SE, 24.799%, 2/15/35[6]	29,595	5,159
Series 2981,Cl. AS, 12.483%, 5/15/35[6]	267,431	51,344
Series 3201,Cl. SG, 22.442%, 8/15/36[6]	73,468	15,054
Series 3397,Cl. GS, 0.00%, 12/15/37[6,8]	30,977	6,031
Series 3424,Cl. EI, 0.00%, 4/15/38[6,8]	16,733	1,970
Series 3450,Cl. BI, 21.364%, 5/15/38[6]	87,765	14,873
Series 3606,Cl. SN, 25.462%, 12/15/39[6]	46,719	8,652
Federal National Mortgage Assn.:
2.50%, 10/1/31[4]	9,605,000	9,949,804
3.00%, 10/1/31-10/1/46[4]	14,200,000	14,820,032
3.50%, 10/1/46[4]	7,730,000	8,158,170
4.00%, 10/1/46[4]	5,675,000	6,095,526
5.00%, 10/1/46[4]	2,685,000	2,982,553
Federal National Mortgage Assn. Pool:
5.00%, 3/1/21	8,440	8,713
5.50%, 9/1/20	2,528	2,677
6.00%, 11/1/17-3/1/37	183,614	210,556
6.50%, 5/1/17-10/1/19	7,825	7,897
7.00%, 11/1/17-10/1/35	8,813	9,259
7.50%, 1/1/33	67,916	83,160
8.50%, 7/1/32	4,333	4,736
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 222,Cl. 2, 99.999%, 6/25/23[6]	146,252	22,275
Series 233,Cl. 2, 99.999%, 8/25/23[6]	100,481	18,545
Series 252,Cl. 2, 99.999%, 11/25/23[6]	135,402	23,869
Series 319,Cl. 2, 0.00%, 2/25/32[6,8]	31,230	6,932
Series 320,Cl. 2, 23.585%, 4/25/32[6]	10,634	2,915
Series 321,Cl. 2, 0.00%, 4/25/32[6,8]	108,258	24,130
Series 331,Cl. 9, 3.773%, 2/25/33[6]	127,215	27,099
Series 334,Cl. 17, 8.863%, 2/25/33[6]	71,006	14,367
Series 339,Cl. 12, 0.00%, 6/25/33[6,8]	95,763	19,767
Series 339,Cl. 7, 0.00%, 11/25/33[6,8]	276,281	54,266
Series 343,Cl. 13, 0.00%, 9/25/33[6,8]	99,942	20,490
Series 345,Cl. 9, 0.00%, 1/25/34[6,8]	91,637	16,874
Series 351,Cl. 10, 0.00%, 4/25/34[6,8]	12,653	2,508
Series 351,Cl. 8, 0.00%, 4/25/34[6,8]	43,743	8,663
Series 356,Cl. 10, 0.00%, 6/25/35[6,8]	30,429	5,535
Series 356,Cl. 12, 0.00%, 2/25/35[6,8]	16,219	2,978
Series 362,Cl. 13, 0.00%, 8/25/35[6,8]	116,757	23,428
Series 364,Cl. 16, 0.00%, 9/25/35[6,8]	83,037	15,682
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1998-61,Cl. PL, 6.00%, 11/25/28	50,854	58,454
Series 2003-100,Cl. PA, 5.00%, 10/25/18	125,990	129,442

3    OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2003-130,Cl. CS, 13.049%, 12/25/33[5]	$9,947	$11,152
Series 2003-84,Cl. GE, 4.50%, 9/25/18	9,384	9,602
Series 2004-101,Cl. BG, 5.00%, 1/25/20	14,270	14,324
Series 2004-25,Cl. PC, 5.50%, 1/25/34	101,196	104,961
Series 2005-104,Cl. MC, 5.50%, 12/25/25	221,988	244,372
Series 2005-31,Cl. PB, 5.50%, 4/25/35	250,000	297,628
Series 2005-73,Cl. DF, 0.775%, 8/25/35[5]	178,991	179,753
Series 2006-11,Cl. PS, 22.641%, 3/25/36[5]	66,976	104,225
Series 2006-46,Cl. SW, 22.273%, 6/25/36[5]	48,003	71,488
Series 2006-50,Cl. KS, 22.274%, 6/25/36[5]	9,940	14,826
Series 2008-75,Cl. DB, 4.50%, 9/25/23	39,059	39,988
Series 2009-113,Cl. DB, 3.00%, 12/25/20	138,173	140,310
Series 2009-36,Cl. FA, 1.465%, 6/25/37[5]	71,480	72,958
Series 2009-37,Cl. HA, 4.00%, 4/25/19	34,852	35,461
Series 2009-70,Cl. TL, 4.00%, 8/25/19	386,018	392,343
Series 2010-43,Cl. KG, 3.00%, 1/25/21	72,705	74,101
Series 2011-15,Cl. DA, 4.00%, 3/25/41	29,705	31,282
Series 2011-3,Cl. EL, 3.00%, 5/25/20	225,021	228,459
Series 2011-3,Cl. KA, 5.00%, 4/25/40	157,771	172,367
Series 2011-38,Cl. AH, 2.75%, 5/25/20	5,019	5,080
Series 2011-82,Cl. AD, 4.00%, 8/25/26	156,142	160,069
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-65,Cl. S, 6.18%, 11/25/31[6]	120,543	23,403
Series 2001-81,Cl. S, 9.896%, 1/25/32[6]	31,339	8,774
Series 2002-47,Cl. NS, 6.136%, 4/25/32[6]	82,235	19,471
Series 2002-51,Cl. S, 6.271%, 8/25/32[6]	75,511	14,503
Series 2002-52,Cl. SD, 29.223%, 9/25/32[6]	114,210	25,591
Series 2002-77,Cl. SH, 23.217%, 12/18/32[6]	45,025	9,955
Series 2002-84,Cl. SA, 7.434%, 12/25/32[6]	115,422	22,335
Series 2002-9,Cl. MS, 8.426%, 3/25/32[6]	32,713	6,987
Series 2003-33,Cl. SP, 13.437%, 5/25/33[6]	125,882	26,088
Series 2003-4,Cl. S, 4.257%, 2/25/33[6]	69,182	14,211
Series 2003-46,Cl. IH, 0.00%, 6/25/23[6,8]	230,966	25,005
Series 2004-54,Cl. DS, 65.065%, 11/25/30[6]	94,632	17,280
Series 2004-56,Cl. SE, 10.81%, 10/25/33[6]	23,754	5,483
Series 2005-12,Cl. SC, 32.89%, 3/25/35[6]	13,816	2,375
Series 2005-14,Cl. SE, 28.553%, 3/25/35[6]	46,367	8,074
Series 2005-40,Cl. SA, 38.338%, 5/25/35[6]	246,316	50,521
Series 2005-52,Cl. JH, 40.821%, 5/25/35[6]	642,944	118,598
Series 2005-93,Cl. SI, 8.813%, 10/25/35[6]	53,224	10,801
Series 2007-88,Cl. XI, 0.00%, 6/25/37[6,8]	136,806	28,141

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2008-55,Cl. SA, 0.00%, 7/25/38[6,8]	$59,995	$7,304
Series 2009-8,Cl. BS, 49.059%, 2/25/24[6]	7,218	231
Series 2011-96,Cl. SA, 14.63%, 10/25/41[6]	133,709	27,495
Series 2012-134,Cl. SA, 10.531%, 12/25/42[6]	516,194	118,067
Series 2012-40,Cl. PI, 0.00%, 4/25/41[6,8]	291,209	34,898
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Principal-Only Stripped Mtg.-Backed Security, Series 1993-184, Cl. M, 5.343%, 9/25/23[7]	53,087	50,024
		48,923,827
GNMA/Guaranteed—2.9%
Government National Mortgage Assn. I Pool:
7.00%, 1/15/24	17,971	18,602
7.50%, 1/15/23-6/15/24	24,078	25,591
8.00%, 5/15/17-4/15/23	16,937	18,532
8.50%, 8/15/17-12/15/17	621	624
Government National Mortgage Assn. II Pool:
3.50%, 10/1/46[4]	4,180,000	4,440,270
4.00%, 10/1/46[4]	1,965,000	2,106,158
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-15,Cl. SM, 99.999%, 2/16/32[6]	145,788	23,521
Series 2002-76,Cl. SY, 12.054%, 12/16/26[6]	284,099	50,690
Series 2007-17,Cl. AI, 56.655%, 4/16/37[6]	363,347	77,517
Series 2011-52,Cl. HS, 33.719%, 4/16/41[6]	176,008	32,663
		6,794,168
Non-Agency—8.6%
Commercial—5.6%
Banc of America Funding Trust:
Series 2006-G,Cl. 2A4, 0.822%, 7/20/36[5]	648,720	615,403
Series 2014-R7,Cl. 3A1, 2.894%, 3/26/36[5]	248,295	249,110
BCAP LLC Trust, Series 2011-R11, Cl. 18A5, 2.43%, 9/26/35[3,5]	148,329	148,688
Chase Mortgage Finance Trust, Series 2005-A2, Cl. 1A3, 2.703%, 1/25/36[5]	165,176	155,536
COMM Mortgage Trust:
Series 2013-CR6,Cl. AM, 3.147%, 3/10/46[3]	255,000	264,789
Series 2013-CR7,Cl. D, 4.491%, 3/10/46[3,5]	445,000	419,557
Series 2014-CR21,Cl. AM, 3.987%, 12/10/47	865,000	942,081
Series 2014-LC15,Cl. AM, 4.198%, 4/10/47	95,000	104,836
Series 2014-UBS6,Cl. AM, 4.048%, 12/10/47	495,000	535,480
Series 2015-CR23,Cl. AM, 3.801%, 5/10/48	280,000	301,341
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 27.098%, 12/10/45[6]	396,156	28,140
CSMC, Series 2006-6, Cl. 1A4, 6%, 7/25/36	169,529	127,782

4    OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

	Principal Amount	Value
Commercial (Continued)
Deutsche Bank Commercial Mortgage Trust, Series 2016-C1, Cl. AM, 3.539%, 5/10/49	$155,000	$164,901
First Horizon Alternative Mortgage Securities Trust:
Series 2004-FA2,Cl. 3A1, 6.00%, 1/25/35	91,186	83,571
Series 2005-FA8,Cl. 1A6, 1.175%, 11/25/35[5]	108,287	73,605
FREMF Mortgage Trust:
Series 2012-K501,Cl. C, 3.327%, 11/25/46[3,5]	50,000	49,974
Series 2013-K25,Cl. C, 3.743%, 11/25/45[3,5]	60,000	59,793
Series 2013-K26,Cl. C, 3.722%, 12/25/45[3,5]	40,000	39,388
Series 2013-K27,Cl. C, 3.616%, 1/25/46[3,5]	110,000	108,017
Series 2013-K28,Cl. C, 3.614%, 6/25/46[3,5]	450,000	440,324
Series 2013-K502,Cl. C, 3.19%, 3/25/45[3,5]	220,000	220,876
Series 2013-K712,Cl. C, 3.484%, 5/25/45[3,5]	70,000	71,157
Series 2013-K713,Cl. C, 3.274%, 4/25/46[3,5]	145,000	144,715
Series 2014-K715,Cl. C, 4.268%, 2/25/46[3,5]	35,000	35,345
GSMSC Pass-Through Trust, Series 2009-3R, Cl. 1A2, 6%, 4/25/37[3,5]	419,917	397,214
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 3.202%, 7/25/35[5]	36,389	35,903
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2013-C16,Cl. AS, 4.517%, 12/15/46	330,000	370,580
Series 2013-LC11,Cl. AS, 3.216%, 4/15/46	35,000	36,466
Series 2014-C20,Cl. AS, 4.043%, 7/15/47	225,000	245,882
JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 2.947%, 7/25/35[5]	146,069	146,380
JP Morgan Resecuritization Trust, Series 2009-5, Cl. 1A2, 3.08%, 7/26/36[3,5]	227,195	205,478
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C19,Cl. AS, 4.243%, 4/15/47[5]	140,000	155,262
Series 2014-C25,Cl. AS, 4.065%, 11/15/47	385,000	421,467
Series 2014-C26,Cl. AS, 3.80%, 1/15/48	180,000	192,952
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Cl. 2A2, 2.97%, 4/21/34[5]	56,821	57,805
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C19,Cl. AS, 3.832%, 12/15/47	720,000	779,315
Series 2016-C30,Cl. AS, 3.175%, 9/15/49	405,000	419,976
Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1B, 2.237%, 11/26/36[3,5]	249,495	185,614
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.598%, 6/26/46[3,5]	426,850	426,930
RBSSP Resecuritization Trust, Series 2010-1, Cl. 2A1, 2.599%, 7/26/45[3,5]	31,518	31,519
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Cl. 2A, 2.935%, 8/25/34[5]	255,173	255,616

	Principal Amount	Value
Commercial (Continued)
Structured Agency Credit Risk Debt Nts.:
Series 2013-DN1,Cl. M1, 3.925%, 7/25/23[5]	$294,310	$299,940
Series 2014-HQ2,Cl. M1, 1.975%, 9/25/24[5]	74,785	75,171
Series 2015-DNA2,Cl. M2, 3.125%, 12/25/27[5]	110,000	112,345
Series 2015-DNA3,Cl. M1, 1.875%, 4/25/28[5]	58,181	58,312
Series 2015-DNA3,Cl. M2, 3.375%, 4/25/28[5]	245,000	252,722
Series 2015-HQA1,Cl. M1, 1.775%, 3/25/28[5]	100,132	100,275
Series 2015-HQA2,Cl. M2, 3.325%, 5/25/28[5]	10,000	10,336
Series 2016-DNA2,Cl. M1, 1.775%, 10/25/28[5]	378,424	379,472
Series 2016-DNA2,Cl. M2, 2.725%, 10/25/28[5]	255,000	259,266
Series 2016-DNA3,Cl. M1, 1.625%, 12/25/28[5]	318,068	318,626
Series 2016-DNA4,Cl. M1, 1.324%, 3/25/29[5]	200,000	200,414
Series 2016-HQA2,Cl. M1, 1.725%, 11/25/28[5]	217,975	218,586
Series 2016-HQA3,Cl. M1, 1.324%, 3/25/29[5]	120,000	120,189
Wells Fargo Commercial Mortgage Trust, Series 2015-C29, Cl. AS, 4.013%, 6/15/48	165,000	181,356
WF-RBS Commercial Mortgage Trust:
Series 2012-C7,Cl. E, 4.991%, 6/15/45[3,5]	80,000	79,251
Series 2013-C14,Cl. AS, 3.488%, 6/15/46	155,000	165,145
Series 2014-C20,Cl. AS, 4.176%, 5/15/47	150,000	166,312
Series 2014-LC14,Cl. AS, 4.351%, 3/15/47[5]	160,000	178,533
WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass- Through Certificates, Series 2011-C3, Cl. XA, 32.638%, 3/15/44[3,6]	2,676,145	124,119
		13,049,138
Residential—3.0%
Alternative Loan Trust, Series 2005-29CB, Cl. A4, 5%, 7/25/35	306,445	270,395
Banc of America Funding Trust:
Series 2007-1,Cl. 1A3, 6.00%, 1/25/37	71,797	64,266
Series 2007-C,Cl. 1A4, 2.99%, 5/20/36[5]	30,598	27,665
Banc of America Mortgage Trust, Series 2004-E, Cl. 2A6, 3.38%, 6/25/34[5]	87,439	86,641
Bear Stearns ARM Trust:
Series 2005-2,Cl. A1, 2.92%, 3/25/35[5]	254,825	256,425
Series 2005-9,Cl. A1, 2.83%, 10/25/35[5]	667,928	646,865
Series 2006-1,Cl. A1, 2.58%, 2/25/36[5]	256,985	251,935
Carrington Mortgage Loan Trust, Series 2006-FRE1, Cl. A2, 0.635%, 7/25/36[5]	17,425	17,357
CHL Mortgage Pass-Through Trust:
Series 2005-26,Cl. 1A8, 5.50%, 11/25/35	92,106	86,060
Series 2006-6,Cl. A3, 6.00%, 4/25/36	48,294	44,272
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1, Cl. 1A1, 2.87%, 10/25/35[5]	579,421	575,678

5    OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Residential (Continued)
Connecticut Avenue Securities:
Series 2014-C01,Cl. M1, 2.125%, 1/25/24[5]	$34,978	$35,255
Series 2014-C03,Cl. 1M1, 1.725%, 7/25/24[5]	158,163	158,552
Series 2014-C03,Cl. 2M1, 1.725%, 7/25/24[5]	249,632	250,374
Series 2014-C04,Cl. 2M1, 2.625%, 11/25/24[5]	44,056	44,192
Series 2015-C03,Cl. 1M1, 2.025%, 7/25/25[5]	114,876	115,165
Series 2016-C02,Cl. 1M1, 2.675%, 9/25/28[5]	19,302	19,582
Series 2016-C03,Cl. 1M1, 2.525%, 10/25/28[5]	381,485	386,956
Series 2016-C03,Cl. 2M1, 2.725%, 10/25/28[5]	9,696	9,834
Series 2016-C05,Cl. 2M1, 1.875%, 1/25/29[5]	331,323	332,795
HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 0.835%, 7/25/35[5]	43,092	41,719
RALI Trust, Series 2006-QS13, Cl. 1A8, 6%, 9/25/36	11,784	9,676
WaMu Mortgage Pass-Through Certificates Trust:
Series 2003-AR10,Cl. A7, 2.669%, 10/25/33[5]	130,832	133,591
Series 2005-AR14,Cl. 1A4, 2.591%, 12/25/35[5]	132,334	128,252
Series 2005-AR16,Cl. 1A1, 2.599%, 12/25/35[5]	119,965	113,067
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR1,Cl. 1A1, 2.765%, 2/25/35[5]	26,449	26,484
Series 2005-AR10,Cl. 1A1, 2.977%, 6/25/35[5]	509,850	530,678
Series 2005-AR13,Cl. 1A5, 3.058%, 5/25/35[5]	106,562	106,902
Series 2005-AR15,Cl. 1A2, 2.993%, 9/25/35[5]	181,803	177,090
Series 2005-AR15,Cl. 1A6, 2.993%, 9/25/35[5]	355,001	337,527
Series 2005-AR4,Cl. 2A2, 2.995%, 4/25/35[5]	356,885	357,343
Series 2006-AR10,Cl. 5A5, 3.08%, 7/25/36[5]	257,062	253,186
Series 2006-AR14,Cl. 1A2, 3.106%, 10/25/36[5]	58,914	55,061
Series 2006-AR2,Cl. 2A3, 2.894%, 3/25/36[5]	32,084	31,556
Series 2006-AR7,Cl. 2A4, 3.088%, 5/25/36[5]	182,780	174,426
Series 2006-AR8,Cl. 2A1, 3.001%, 4/25/36[5]	204,451	200,360
Series 2006-AR8,Cl. 2A4, 3.001%, 4/25/36[5]	122,011	119,530
Series 2007-16,Cl. 1A1, 6.00%, 12/28/37	66,529	69,071
Series 2007-AR8,Cl. A1, 3.019%, 11/25/37[5]	398,550	356,684
		6,902,467
Total Mortgage-Backed Obligations (Cost $75,124,958)		75,669,600
U.S. Government Obligations—0.6%
Federal Home Loan Bank Nts., 0.875%, 8/5/19	60,000	59,785
Federal National Mortgage Assn. Nts.:
0.875%, 8/2/19	76,000	75,703

	Principal Amount	Value
U.S. Government Obligations (Continued)
Federal National Mortgage Assn. Nts.: (Continued)
1.00%, 8/28/19	$54,000	$53,971
1.875%, 9/24/26	536,000	532,745
United States Treasury Nts., 1.50%, 5/31/19	552,000	561,251
Total U.S. Government Obligations (Cost $1,276,170)		1,283,455
Non-Convertible Corporate Bonds and Notes—31.2%
Consumer Discretionary—5.5%
Auto Components—0.1%
BorgWarner, Inc., 4.375% Sr. Unsec. Nts., 3/15/45	128,000	135,426
Johnson Controls, Inc., 1.40% Sr. Unsec. Nts., 11/2/17	77,000	77,131
		212,557
Automobiles—1.4%
Daimler Finance North America LLC, 8.50% Sr. Unsec. Unsub. Nts., 1/18/31	185,000	301,504
Ford Motor Credit Co. LLC, 3.664% Sr. Unsec. Nts., 9/8/24	807,000	833,556
General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	322,000	381,079
General Motors Financial Co., Inc., 3% Sr. Unsec. Nts., 9/25/17	401,000	406,308
Harley-Davidson, Inc., 4.625% Sr. Unsec. Nts., 7/28/45	107,000	117,228
Hyundai Capital America, 2.40% Sr. Unsec. Nts., 10/30/18[3]	392,000	397,613
Nissan Motor Acceptance Corp.:
1.55% Sr. Unsec. Nts., 9/13/19[3]	91,000	90,869
2.00% Sr. Unsec. Nts., 3/8/19[3]	279,000	281,635
ZF North America Capital, Inc., 4.75% Sr. Unsec. Nts., 4/29/25[3]	363,000	382,511
		3,192,303
Diversified Consumer Services—0.2%
Service Corp. International, 5.375% Sr. Unsec. Nts., 5/15/24	350,000	372,750
Hotels, Restaurants & Leisure—0.3%
Marriott International, Inc.:
3.25% Sr. Unsec. Nts., 9/15/22	158,000	165,813
6.375% Sr. Unsec. Nts., 6/15/17	354,000	365,865
McDonald’s Corp., 2.75% Sr. Unsec. Nts., 12/9/20	173,000	179,472
		711,150
Household Durables—0.8%
Lennar Corp., 4.75% Sr. Unsec. Nts., 5/30/25	373,000	382,325
Newell Brands, Inc.:
5.00% Sr. Unsec. Nts., 11/15/23[3]	391,000	416,557
5.50% Sr. Unsec. Nts., 4/1/46	91,000	110,923
PulteGroup, Inc., 5% Sr. Unsec. Nts., 1/15/27	384,000	387,609
Toll Brothers Finance Corp., 4.375% Sr. Unsec. Nts., 4/15/23	410,000	422,300
Whirlpool Corp.:
1.35% Sr. Unsec. Nts., 3/1/17	123,000	123,085
1.65% Sr. Unsec. Nts., 11/1/17	105,000	105,346
		1,948,145
Leisure Equipment & Products—0.2%
Mattel, Inc., 1.70% Sr. Unsec. Nts., 3/15/18	433,000	434,482
Media—1.4%
21st Century Fox America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41	92,000	117,363

6    OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

	Principal Amount	Value
Media (Continued)
Charter Communications Operating LLC/Charter Communications Operating Capital:
4.464% Sr. Sec. Nts., 7/23/22[3]	$165,000	$178,397
6.484% Sr. Sec. Nts., 10/23/45[3]	132,000	160,556
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	211,000	297,022
Comcast Corp., 2.35% Sr. Unsec. Nts., 1/15/27	170,000	167,610
Historic TW, Inc., 9.15% Debs., 2/1/23	118,000	160,106
Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	123,000	132,369
Scripps Networks Interactive, Inc., 2.70% Sr. Unsec. Nts., 12/15/16	404,000	404,971
Sky plc:
3.75% Sr. Unsec. Nts., 9/16/24[3]	167,000	176,725
6.10% Sr. Unsec. Nts., 2/15/18[3]	125,000	131,957
Thomson Reuters Corp., 1.65% Sr. Unsec. Nts., 9/29/17	416,000	417,125
Time Warner Cable LLC, 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	145,000	139,207
Time Warner, Inc., 2.95% Sr. Unsec. Nts., 7/15/26	180,000	182,635
Viacom, Inc.:
2.25% Sr. Unsec. Nts., 2/4/22	75,000	74,820
2.50% Sr. Unsec. Nts., 12/15/16	183,000	183,454
3.45% Sr. Unsec. Nts., 10/4/26	90,000	90,112
4.375% Sr. Unsec. Nts., 3/15/43	114,000	105,482
Virgin Media Secured Finance plc, 5.25% Sr. Sec. Nts., 1/15/26[3]	246,000	250,920
		3,370,831
Multiline Retail—0.1%
Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23	300,000	324,375
Specialty Retail—0.6%
AutoZone, Inc.:
1.30% Sr. Unsec. Nts., 1/13/17	63,000	63,062
1.625% Sr. Unsec. Nts., 4/21/19	68,000	68,264
Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21	213,000	236,430
L Brands, Inc., 5.625% Sr. Unsec. Nts., 2/15/22	128,000	143,200
Lowe’s Cos, Inc., 3.70% Sr. Unsec. Nts., 4/15/46	163,000	168,113
Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	225,000	239,596
Sally Holdings LLC/Sally Capital, Inc., 5.625% Sr. Unsec. Nts., 12/1/25	350,000	378,437
Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	119,000	114,813
		1,411,915
Textiles, Apparel & Luxury Goods—0.4%
Hanesbrands, Inc., 4.875% Sr. Unsec. Nts., 5/15/26[3]	256,000	263,040
Levi Strauss & Co., 5% Sr. Unsec. Nts., 5/1/25	322,000	337,295
PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	273,000	285,968
		886,303
Consumer Staples—3.4%
Beverages—1.1%
Anheuser-Busch InBev Finance, Inc.:
1.90% Sr. Unsec. Nts., 2/1/19	448,000	452,696
3.65% Sr. Unsec. Nts., 2/1/26	57,000	61,159
4.90% Sr. Unsec. Nts., 2/1/46	86,000	103,573
Anheuser-Busch InBev Worldwide, Inc.,
8.20% Sr. Unsec. Unsub. Nts., 1/15/39	262,000	425,114

	Principal Amount	Value
Beverages (Continued)
Constellation Brands, Inc., 4.75% Sr. Unsec. Nts., 11/15/24	$355,000	$386,062
Molson Coors Brewing Co.:
2.10% Sr. Unsec. Nts., 7/15/21	329,000	332,422
4.20% Sr. Unsec. Nts., 7/15/46	87,000	91,276
Pernod Ricard SA:
2.95% Sr. Unsec. Nts., 1/15/17[3]	423,000	424,793
4.25% Sr. Unsec. Nts., 7/15/22[3]	260,000	284,773
		2,561,868
Food & Staples Retailing—0.8%
CVS Health Corp., 2.875% Sr. Unsec. Nts., 6/1/26	354,000	360,213
Koninklijke Ahold Delhaize NV, 6.50% Sr. Unsec. Nts., 6/15/17	107,000	110,655
Kroger Co. (The):
2.00% Sr. Unsec. Nts., 1/15/19	9,000	9,119
6.40% Sr. Unsec. Nts., 8/15/17	386,000	403,654
6.90% Sr. Unsec. Nts., 4/15/38	109,000	152,346
Walgreens Boots Alliance, Inc.:
1.75% Sr. Unsec. Nts., 5/30/18	260,000	261,521
3.10% Sr. Unsec. Nts., 6/1/23	390,000	402,981
Wal-Mart Stores, Inc., 4.30% Sr. Unsec. Nts., 4/22/44	195,000	230,244
		1,930,733
Food Products—1.0%
Bunge Ltd. Finance Corp.:
3.20% Sr. Unsec. Nts., 6/15/17	140,000	141,831
3.25% Sr. Unsec. Nts., 8/15/26	232,000	233,450
8.50% Sr. Unsec. Nts., 6/15/19	320,000	375,398
Ingredion, Inc., 1.80% Sr. Unsec. Nts., 9/25/17	424,000	425,019
JM Smucker Co. (The), 1.75% Sr. Unsec. Nts., 3/15/18	334,000	336,134
Kraft Heinz Foods Co.:
2.80% Sr. Unsec. Nts., 7/2/20	342,000	354,752
4.375% Sr. Unsec. Nts., 6/1/46	208,000	221,568
TreeHouse Foods, Inc., 6% Sr. Unsec. Nts., 2/15/24[3]	180,000	194,625
		2,282,777
Tobacco—0.5%
Altria Group, Inc., 3.875% Sr. Unsec. Nts., 9/16/46	230,000	240,486
Imperial Brands Finance plc, 2.05% Sr. Unsec. Nts., 7/20/18[3]	411,000	413,992
Reynolds American, Inc., 5.85% Sr. Unsec. Nts., 8/15/45	285,000	371,377
		1,025,855
Energy—2.6%
Energy Equipment & Services—0.6%
Halliburton Co., 5% Sr. Unsec. Nts., 11/15/45	102,000	112,045
Helmerich & Payne International Drilling Co., 4.65% Sr. Unsec. Nts., 3/15/25	165,000	174,512
Schlumberger Holdings Corp.:
1.90% Sr. Unsec. Nts., 12/21/17[3]	368,000	370,388
4.00% Sr. Unsec. Nts., 12/21/25[3]	206,000	224,510
Sinopec Group Overseas Development 2014 Ltd., 1.75% Sr. Unsec. Nts., 4/10/17[3]	431,000	431,891
		1,313,346
Oil, Gas & Consumable Fuels—2.0%
Anadarko Petroleum Corp.:
4.50% Sr. Unsec. Nts., 7/15/44	72,000	66,467
6.20% Sr. Unsec. Nts., 3/15/40	68,000	78,184

7    OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Apache Corp., 4.75% Sr. Unsec. Nts., 4/15/43	$124,000	$127,986
Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	188,000	197,092
BP Capital Markets plc, 1.676% Sr. Unsec. Nts., 5/3/19	353,000	354,476
Chevron Corp., 1.561% Sr. Unsec. Nts., 5/16/19	379,000	381,184
CNOOC Nexen Finance 2014 ULC, 1.625% Sr. Unsec. Nts., 4/30/17	444,000	444,493
Columbia Pipeline Group, Inc., 4.50% Sr. Unsec. Nts., 6/1/25	179,000	194,872
ConocoPhillips Co.: 4.95% Sr. Unsec. Nts., 3/15/26	47,000	53,086
5.95% Sr. Unsec. Nts., 3/15/46	99,000	125,975
Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	115,000	107,830
EnLink Midstream Partners LP, 4.85% Sr. Unsec. Nts., 7/15/26	92,000	92,807
Enterprise Products Operating LLC:
4.85% Sr. Unsec. Nts., 8/15/42	119,000	124,348
4.90% Sr. Unsec. Nts., 5/15/46	42,000	44,425
Kinder Morgan, Inc., 5.55% Sr. Unsec. Nts., 6/1/45	294,000	303,367
Noble Energy, Inc., 5.05% Sr. Unsec. Nts., 11/15/44	104,000	103,297
ONEOK Partners LP, 4.90% Sr. Unsec. Nts., 3/15/25	166,000	178,968
Origin Energy Finance Ltd., 3.50% Sr. Unsec. Nts., 10/9/18[3]	236,000	240,431
Phillips 66 Partners LP, 3.605% Sr. Unsec. Nts., 2/15/25	323,000	325,595
Regency Energy Partners LP/Regency Energy Finance Corp., 5% Sr. Unsec. Nts., 10/1/22	255,000	269,496
Shell International Finance BV:
1.375% Sr. Unsec. Nts., 5/10/19	284,000	283,305
4.00% Sr. Unsec. Nts., 5/10/46	140,000	143,982
TransCanada PipeLines Ltd., 1.625% Sr. Unsec. Nts., 11/9/17	349,000	349,974
Western Gas Partners LP, 4.65% Sr. Unsec. Nts., 7/1/26	66,000	68,475
		4,660,115
Financials—7.4%
Capital Markets—1.6%
Apollo Management Holdings LP, 4% Sr. Unsec. Nts., 5/30/24[3]	290,000	299,280
Brookfield Asset Management, Inc., 4% Sr. Unsec. Nts., 1/15/25	373,000	383,209
Credit Suisse AG, New York, 3.625% Sr. Unsec. Nts., 9/9/24	221,000	231,010
Credit Suisse Group Funding Guernsey Ltd., 4.55% Sr. Unsec. Nts., 4/17/26[3]	140,000	147,371
E*TRADE Financial Corp., 5.875% Jr. Sub. Perpetual Bonds[5,9]	384,000	398,400
Goldman Sachs Group, Inc. (The):
3.75% Sr. Unsec. Nts., 2/25/26	215,000	226,330
5.15% Sub. Nts., 5/22/45	249,000	273,245
Morgan Stanley:
3.875% Sr. Unsec. Nts., 1/27/26	540,000	575,525
5.00% Sub. Nts., 11/24/25	335,000	374,670
Raymond James Financial, Inc., 3.625% Sr. Unsec. Nts., 9/15/26	215,000	219,927
S&P Global, Inc., 2.50% Sr. Unsec. Nts., 8/15/18	256,000	260,150

	Principal Amount	Value
Capital Markets (Continued)
UBS Group Funding Jersey Ltd., 4.125% Sr. Unsec. Nts., 4/15/26[3]	$228,000	$240,030
		3,629,147
Commercial Banks—3.3%
Bank of America Corp.:
3.50% Sr. Unsec. Nts., 4/19/26	345,000	359,485
7.75% Jr. Sub. Nts., 5/14/38	253,000	368,656
BB&T Corp., 2.05% Sr. Unsec. Nts., 5/10/21	388,000	392,332
BPCE SA, 2.65% Sr. Unsec. Nts., 2/3/21	356,000	367,651
Citigroup, Inc.:
4.30% Sub. Nts., 11/20/26	215,000	226,098
4.65% Sr. Unsec. Nts., 7/30/45	265,000	300,171
Citizens Bank NA (Providence RI), 2.55% Sr. Unsec. Nts., 5/13/21	302,000	307,724
Danske Bank AS, 2.80% Sr. Unsec. Nts., 3/10/21[3]	227,000	235,273
Fifth Third Bank (Cincinnati OH), 3.85% Sub. Nts., 3/15/26	228,000	243,618
First Republic Bank, 4.375% Sub. Nts., 8/1/46	160,000	160,013
FirstMerit Bank NA (Akron OH), 4.27% Sub. Nts., 11/25/26	432,000	451,745
HSBC Holdings plc, 2.65% Sr. Unsec. Nts., 1/5/22[4]	312,000	311,515
Huntington Bancshares, Inc., 3.15% Sr. Unsec. Nts., 3/14/21	245,000	254,255
ING Bank NV, 2.75% Sr. Unsec. Nts., 3/22/21[3]	303,000	313,098
JPMorgan Chase & Co.:
2.295% Sr. Unsec. Nts., 8/15/21	84,000	84,234
2.70% Sr. Unsec. Nts., 5/18/23	163,000	164,879
6.75% Jr. Sub. Perpetual Bonds, Series S5,9	270,000	301,388
KeyBank NA (Cleveland OH), 3.40% Sub. Nts., 5/20/26	325,000	333,040
Lloyds Banking Group plc, 6.657% Jr. Sub. Perpetual Bonds[3,5,9]	400,000	447,650
Regions Bank (Birmingham AL), 2.25% Sr. Unsec. Nts., 9/14/18	328,000	330,764
Royal Bank of Scotland Group plc, 7.64% Jr. Sub. Perpetual Bonds[5,9]	355,000	346,125
Skandinaviska Enskilda Banken AB, 2.625% Sr. Unsec. Nts., 3/15/21	227,000	233,373
Societe Generale SA, 4.25% Sub. Nts., 8/19/26[3]	307,000	306,160
SunTrust Bank (Atlanta GA), 3.30% Sub. Nts., 5/15/26	163,000	166,723
SunTrust Banks, Inc., 3.50% Sr. Unsec. Nts., 1/20/17	227,000	228,163
Swedbank AB, 2.65% Sr. Unsec. Nts., 3/10/21[3]	241,000	248,761
US Bancorp, 3.10% Sub. Nts., 4/27/26	230,000	238,032
		7,720,926
Consumer Finance—0.6%
Ally Financial, Inc., 4.25% Sr. Unsec. Nts., 4/15/21	379,000	387,054
Capital One Financial Corp., 3.20% Sr. Unsec. Nts., 2/5/25	306,000	311,913
Discover Financial Services:
3.75% Sr. Unsec. Nts., 3/4/25	209,000	211,987
3.95% Sr. Unsec. Nts., 11/6/24	331,000	339,580
Synchrony Financial, 4.50% Sr. Unsec. Nts., 7/23/25	114,000	120,750
		1,371,284

8    OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

	Principal Amount	Value
Diversified Financial Services—0.4%
Berkshire Hathaway Energy Co., 2% Sr. Unsec. Nts., 11/15/18	$115,000	$116,473
Berkshire Hathaway, Inc., 3.125% Sr. Unsec. Nts., 3/15/26	172,000	181,272
Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[3]	221,000	222,963
Voya Financial, Inc., 5.65% Jr. Sub. Nts., 5/15/53[5]	380,000	380,475
		901,183
Equity Real Estate Investment Trusts (REITs)—0.5%
American Tower Corp., 5.90% Sr. Unsec. Nts., 11/1/21	233,000	272,103
HCP, Inc., 5.625% Sr. Unsec. Nts., 5/1/17	125,000	127,951
Highwoods Realty LP, 5.85% Sr. Unsec. Nts., 3/15/17	159,000	161,875
Ventas Realty LP, 1.25% Sr. Unsec. Nts., 4/17/17	178,000	177,947
WEA Finance LLC/Westfield UK & Europe Finance plc, 1.75% Sr. Unsec. Nts., 9/15/17[3]	369,000	369,748
Welltower, Inc., 2.25% Sr. Unsec. Nts., 3/15/18	88,000	88,802
		1,198,426
Insurance—0.9%
AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	235,000	254,967
Five Corners Funding Trust, 4.419% Unsec. Nts., 11/15/23[3]	284,000	307,303
Manulife Financial Corp., 4.15% Sr. Unsec. Nts., 3/4/26	227,000	248,558
MetLife, Inc., 5.25% Jr. Sub. Perpetual Bonds[5,9]	296,000	298,220
TIAA Asset Management Finance Co. LLC, 4.125% Sr. Unsec. Nts., 11/1/24[3]	362,000	382,491
Travelers Cos., Inc. (The), 3.75% Sr. Unsec. Nts., 5/15/46	295,000	313,420
XLIT Ltd., 6.50% Jr. Sub. Perpetual Bonds[5,9]	243,000	182,823
		1,987,782
Real Estate Investment Trusts (REITs)—0.1%
Liberty Property LP, 5.50% Sr. Unsec. Nts., 12/15/16	268,000	270,189
Health Care—2.6%
Biotechnology—0.5%
AbbVie, Inc.:
3.60% Sr. Unsec. Nts., 5/14/25	208,000	217,929
4.70% Sr. Unsec. Nts., 5/14/45	83,000	89,953
Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45	110,000	130,221
Celgene Corp.:
3.875% Sr. Unsec. Nts., 8/15/25	208,000	223,150
5.00% Sr. Unsec. Nts., 8/15/45	56,000	63,458
Shire Acquisitions Investments Ireland DAC:
1.90% Sr. Unsec. Nts., 9/23/19	376,000	376,616
3.20% Sr. Unsec. Nts., 9/23/26	150,000	150,640
		1,251,967
Health Care Equipment & Supplies—0.5%
Baxter International, Inc., 2.60% Sr. Unsec. Nts., 8/15/26	180,000	178,426
Becton Dickinson & Co.:
1.45% Sr. Unsec. Nts., 5/15/17	453,000	453,814
3.875% Sr. Unsec. Nts., 5/15/24	126,000	136,855
Boston Scientific Corp., 3.85% Sr. Unsec. Nts., 5/15/25	292,000	311,461

	Principal Amount	Value
Health Care Equipment & Supplies (Continued)
Stryker Corp., 3.50% Sr. Unsec. Nts., 3/15/26	$137,000	$145,505
		1,226,061
Health Care Providers & Services—0.8%
Cardinal Health, Inc., 3.50% Sr. Unsec. Nts., 11/15/24	168,000	179,624
Express Scripts Holding Co., 4.50% Sr. Unsec. Nts., 2/25/26	285,000	313,372
Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[3]	334,000	379,925
Laboratory Corp. of America Holdings, 3.60% Sr. Unsec. Nts., 2/1/25	499,000	525,375
McKesson Corp., 4.883% Sr. Unsec. Nts., 3/15/44	142,000	168,005
Quest Diagnostics, Inc., 3.45% Sr. Unsec. Nts., 6/1/26	155,000	161,936
		1,728,237
Life Sciences Tools & Services—0.3%
Thermo Fisher Scientific, Inc.:
1.30% Sr. Unsec. Nts., 2/1/17	96,000	96,203
2.15% Sr. Unsec. Nts., 12/14/18	156,000	157,821
3.00% Sr. Unsec. Nts., 4/15/23	160,000	164,147
4.15% Sr. Unsec. Nts., 2/1/24	144,000	156,781
5.30% Sr. Unsec. Nts., 2/1/44	40,000	47,955
		622,907
Pharmaceuticals—0.5%
Actavis Funding SCS:
3.80% Sr. Unsec. Nts., 3/15/25	277,000	293,842
4.75% Sr. Unsec. Nts., 3/15/45	136,000	149,669
Perrigo Finance Unlimited Co., 4.375% Sr. Unsec. Nts., 3/15/26	103,000	107,757
Teva Pharmaceutical Finance Netherlands III BV:
1.70% Sr. Unsec. Nts., 7/19/19	347,000	346,424
2.80% Sr. Unsec. Nts., 7/21/23	156,000	156,693
4.10% Sr. Unsec. Nts., 10/1/46	93,000	93,203
		1,147,588
Industrials—2.2%
Aerospace & Defense—0.4%
BAE Systems Holdings, Inc., 3.85% Sr. Unsec. Nts., 12/15/25[3]	292,000	311,278
Lockheed Martin Corp., 3.55% Sr. Unsec. Nts., 1/15/26	184,000	199,335
Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	200,000	237,835
Textron, Inc., 3.875% Sr. Unsec. Nts., 3/1/25	129,000	136,189
United Technologies Corp., 1.778% Jr. Sub. Nts., 5/4/18[5]	67,000	67,389
		952,026
Building Products—0.1%
Owens Corning, 3.40% Sr. Unsec. Nts., 8/15/26	259,000	260,897
Commercial Services & Supplies—0.4%
Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	343,000	356,765
Republic Services, Inc.:
2.90% Sr. Unsec. Nts., 7/1/26	185,000	188,074
3.80% Sr. Unsec. Nts., 5/15/18	311,000	323,194
Waste Management, Inc., 4.10% Sr. Unsec. Nts., 3/1/45	92,000	101,514
		969,547
Electrical Equipment—0.2%
Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/23[3]	369,000	385,144

9    OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Industrial Conglomerates—0.1%
Roper Technologies, Inc., 3.85% Sr. Unsec. Nts., 12/15/25	$192,000	$203,570
Machinery—0.2%
Fortive Corp., 1.80% Sr. Unsec. Nts., 6/15/19[3]	385,000	386,284
Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts., 6/15/23	120,000	132,839
		519,123
Professional Services—0.2%
Experian Finance plc, 2.375% Sr. Unsec. Nts., 6/15/17[3]	427,000	429,121
Road & Rail—0.4%
Canadian Pacific Railway Co., 4.80% Sr. Unsec. Nts., 9/15/35	76,000	87,267
ERAC USA Finance LLC, 6.375% Sr. Unsec. Nts., 10/15/17[3]	312,000	327,020
Norfolk Southern Corp., 4.65% Sr. Unsec. Nts., 1/15/46	124,000	143,948
Penske Truck Leasing Co. LP/PTL Finance Corp.:
3.75% Sr. Unsec. Nts., 5/11/17[3]	220,000	223,032
4.25% Sr. Unsec. Nts., 1/17/23[3]	131,000	138,430
		919,697
Trading Companies & Distributors—0.2%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 3.95% Sr. Unsec. Nts., 2/1/22	379,000	388,949
Air Lease Corp., 3% Sr. Unsec. Nts., 9/15/23	160,000	158,581
		547,530
Information Technology—1.6%
Electronic Equipment, Instruments, & Components—0.1%
Flex Ltd., 4.75% Sr. Unsec. Nts., 6/15/25	330,000	352,148
IT Services—0.3%
Broadridge Financial Solutions, Inc., 3.40% Sr. Unsec. Nts., 6/27/26	185,000	190,256
Fidelity National Information Services, Inc., 1.45% Sr. Unsec. Nts., 6/5/17	351,000	351,172
Xerox Corp.:
2.95% Sr. Unsec. Nts., 3/15/17	149,000	149,898
6.75% Sr. Unsec. Nts., 2/1/17	75,000	76,187
		767,513
Semiconductors & Semiconductor Equipment—0.1%
Intel Corp., 4.90% Sr. Unsec. Nts., 7/29/45	107,000	128,687
Software—0.5%
Activision Blizzard, Inc., 2.30% Sr. Unsec. Nts., 9/15/21[3]	355,000	356,311
Autodesk, Inc.:
1.95% Sr. Unsec. Nts., 12/15/17	313,000	314,974
4.375% Sr. Unsec. Nts., 6/15/25	125,000	132,733
Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[3]	174,000	178,350
Oracle Corp., 2.40% Sr. Unsec. Nts., 9/15/23	225,000	227,092
		1,209,460
Technology Hardware, Storage & Peripherals—0.6%
Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45	227,000	251,762
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
3.48% Sr. Sec. Nts., 6/1/19[3]	376,000	386,897
6.02% Sr. Sec. Nts., 6/15/26[3]	256,000	281,324
Hewlett Packard Enterprise Co.: 2.45% Sr. Unsec. Nts., 10/5/17[3]	267,000	269,200

	Principal Amount	Value
Technology Hardware, Storage & Peripherals (Continued)
Hewlett Packard Enterprise Co.: (Continued)
6.35% Sr. Unsec. Nts., 10/15/45[3]	$159,000	$164,966
		1,354,149
Materials—2.1%
Chemicals—0.9%
Agrium, Inc.:
3.375% Sr. Unsec. Nts., 3/15/25	174,000	179,688
4.125% Sr. Unsec. Nts., 3/15/35	87,000	85,969
Eastman Chemical Co.:
2.40% Sr. Unsec. Nts., 6/1/17	46,000	46,335
4.65% Sr. Unsec. Nts., 10/15/44	112,000	115,098
Ecolab, Inc., 2% Sr. Unsec. Nts., 1/14/19	370,000	374,486
PolyOne Corp., 5.25% Sr. Unsec. Nts., 3/15/23	365,000	379,644
RPM International, Inc., 3.45% Sr. Unsec. Unsub. Nts., 11/15/22	304,000	311,804
Valspar Corp. (The):
3.30% Sr. Unsec. Nts., 2/1/25	122,000	124,641
3.95% Sr. Unsec. Nts., 1/15/26	174,000	184,126
Yara International ASA, 3.80% Sr. Unsec. Nts., 6/6/26[3]	230,000	238,016
		2,039,807
Construction Materials—0.4%
CRH America, Inc., 5.125% Sr. Unsec. Nts., 5/18/45[3]	282,000	317,485
James Hardie International Finance Ltd., 5.875% Sr. Unsec. Nts., 2/15/23[3]	421,000	448,365
LafargeHolcim Finance US LLC, 3.50% Sr. Unsec. Nts., 9/22/26[3]	90,000	91,976
		857,826
Containers & Packaging—0.3%
Ball Corp., 5.25% Sr. Unsec. Nts., 7/1/25	16,000	17,300
International Paper Co.:
3.00% Sr. Unsec. Nts., 2/15/27	177,000	177,280
4.80% Sr. Unsec. Nts., 6/15/44	183,000	194,371
Packaging Corp. of America:
3.65% Sr. Unsec. Nts., 9/15/24	113,000	117,878
4.50% Sr. Unsec. Nts., 11/1/23	270,000	296,963
		803,792
Metals & Mining—0.4%
BHP Billiton Finance USA Ltd., 1.625% Sr. Unsec. Nts., 2/24/17	379,000	379,744
Glencore Finance Canada Ltd., 3.60% Sr. Unsec. Nts., 1/15/17[3]	348,000	348,442
Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44	116,000	125,820
Rio Tinto Finance USA Ltd., 3.75% Sr. Unsec. Nts., 6/15/25	154,000	166,076
		1,020,082
Paper & Forest Products—0.1%
Georgia-Pacific LLC, 2.539% Sr. Unsec. Nts., 11/15/19[3]	83,000	84,876
Louisiana-Pacific Corp., 4.875% Sr. Unsec. Nts., 9/15/24[3]	199,000	199,498
		284,374
Telecommunication Services—1.7%
Diversified Telecommunication Services—1.6%
AT&T, Inc.:
2.80% Sr. Unsec. Nts., 2/17/21	392,000	403,780
4.35% Sr. Unsec. Nts., 6/15/45	299,000	295,857
British Telecommunications plc,
9.375% Sr. Unsec. Nts., 12/15/30	288,000	467,639

10    OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

	Principal Amount	Value
Diversified Telecommunication Services (Continued)
CenturyLink, Inc., Series Y, 7.50% Sr. Unsec. Nts., 4/1/24	$360,000	$385,200
Deutsche Telekom International Finance BV, 2.25% Sr. Unsec. Nts., 3/6/17[3]	373,000	374,447
Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38	10,000	11,000
Telefonica Emisiones SAU:
3.192% Sr. Unsec. Nts., 4/27/18	397,000	406,511
7.045% Sr. Unsec. Unsub. Nts., 6/20/36	104,000	137,080
Verizon Communications, Inc.:
1.75% Sr. Unsec. Nts., 8/15/21	263,000	260,445
4.125% Sr. Unsec. Nts., 8/15/46	313,000	315,240
4.50% Sr. Unsec. Nts., 9/15/20	440,000	483,311
4.522% Sr. Unsec. Nts., 9/15/48	214,000	227,853
		3,768,363
Wireless Telecommunication Services—0.1%
Rogers Communications, Inc., 3.625% Sr. Unsec. Nts., 12/15/25	77,000	83,737
Utilities—2.1%
Electric Utilities—1.7%
AEP Texas Central Co., 3.85% Sr. Unsec. Nts., 10/1/25[3]	198,000	214,435
Cleco Corporate Holdings LLC, 3.743% Sr. Sec. Nts., 5/1/26[3]	188,000	196,206
Edison International, 2.95% Sr. Unsec. Nts., 3/15/23	233,000	241,033
Enel Finance International NV, 6.25% Sr. Unsec. Nts., 9/15/17[3]	389,000	406,241
Exelon Corp., 4.45% Sr. Unsec. Nts., 4/15/46	96,000	103,825
Indiana Michigan Power Co., Series K, 4.55% Sr. Unsec. Nts., 3/15/46	77,000	87,254

	Principal Amount	Value
Electric Utilities (Continued)
ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43	$93,000	$110,911
NextEra Energy Capital Holdings, Inc., 1.586% Sr. Unsec. Nts., 6/1/17	419,000	419,825
Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	88,000	95,218
PPL Capital Funding, Inc., 3.50% Sr. Unsec. Unsub. Nts., 12/1/22	158,000	167,915
PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[3]	600,000	669,097
Public Service Co. of New Mexico, 7.95% Sr. Unsec. Nts., 5/15/18	347,000	381,220
Southern Power Co., 1.85% Sr. Unsec. Nts., 12/1/17	373,000	375,471
Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[3]	277,000	296,027
Xcel Energy, Inc., 3.30% Sr. Unsec. Nts., 6/1/25	186,000	196,688
		3,961,366
Multi-Utilities—0.4%
CenterPoint Energy, Inc., 5.95% Sr. Unsec. Nts., 2/1/17	386,000	391,767
CMS Energy Corp., 3.875% Sr. Unsec. Nts., 3/1/24	240,000	262,420
NiSource Finance Corp., 4.80% Sr. Unsec. Nts., 2/15/44	179,000	203,416
		857,603
Total Non-Convertible Corporate Bonds and Notes (Cost $69,458,039)		72,370,764

	Shares
Investment Company—2.3%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.28%[10,11] (Cost $5,367,607)	5,367,607	5,367,607

	Counterparty		Exercise Price		Expiration Date		Contracts
Over-the-Counter Option Purchased—0.0%
United States Treasury Bonds, 1.50%, 8/26 Put[1] (Cost $72,450)	BOA	USD	98.184		3/23/17	USD	4,140,000	57,896

	Counterparty	Buy /Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional Amount (000’s)
Over-the-Counter Credit Default Swaptions Purchased—0.0%
Credit Default Swap maturing 12/21/16 Call[1]	JPM	Buy	CDX.NA.HY.26	5.000%	12/21/16	USD	2,093	17,236
Credit Default Swap maturing 12/21/16 Call[1]	JPM	Buy	CDX.NA.HY.26	5.000	12/21/16	USD	2,433	20,037
Credit Default Swap maturing 12/21/16 Call[1]	JPM	Buy	CDX.NA.HY.26	5.000	12/21/16	USD	2,432	20,028
Total Over-the-Counter Credit Default Swaptions Purchased (Cost $110,842)								57,301
Total Investments, at Value (Cost $236,447,412)							107.8%	250,146,086
Net Other Assets (Liabilities)							(7.8)	(18,091,610)
Net Assets							100.0%	$232,054,476

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $29,556,539 or 12.74% of the Fund’s net assets at period end.

4. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

5. Represents the current interest rate for a variable or increasing rate security.

6. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $1,522,147 or 0.66% of the Fund’s net assets at period end.

11    OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

7. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $69,978 or 0.03% of the Fund’s net assets at period end.

8. Interest rate is less than 0.0005%.

9. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

10.	Rate shown is the 7-day yield at period end.

11. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2015	Gross Additions	Gross Reductions	Shares September 30, 2016

Oppenheimer Institutional Government Money Market Fund, Cl. Ea	5,367,607	—	—	5,367,607

			Value	Income

Oppenheimer Institutional Government Money Market Fund, Cl. Ea			$5,367,607	$17,008

a. Prior to September 28, 2016, this fund was named Oppenheimer Institutional Money Market Fund.

Futures Contracts as of September 30, 2016
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

United States Treasury Long Bonds	CBT	Sell	12/20/16	4	$672,625	$9,165
United States Treasury Nts., 2 yr.	CBT	Buy	12/30/16	85	18,569,844	15,853
United States Treasury Nts., 5 yr.	CBT	Sell	12/30/16	4	486,063	549
United States Treasury Nts., 10 yr.	CBT	Sell	12/20/16	38	4,982,750	9,730
United States Ultra Bonds	CBT	Buy	12/20/16	50	9,193,750	(182,589)

						$(147,292)

Over-the-Counter Options Written at September 30, 2016
Description	Counterparty		Exercise Price	Expiration Date		Number of Contracts	Premiums Received	Value

United States Treasury Bonds,
1.50%, 8/26 Put	BOA	USD	95.734	3/23/17	USD	(4,140,000)	$31,050	$(25,802)

Over-the-Counter Credit Default Swaptions Written at September 30, 2016
Description	Counterparty	Buy/Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional Amount (000’s)	Premiums Received	Value

Credit Default Swap maturing
6/20/21 Call	JPM	Buy	CDX.NA.HY.26	5.000%	12/21/16	USD 2,432	$13,133	$(5,882)
Credit Default Swap maturing
6/20/21 Call	JPM	Buy	CDX.NA.HY.26	5.000	12/21/16	USD 2,433	13,138	(5,885)
Credit Default Swap maturing
6/20/21 Call	JPM	Buy	CDX.NA.HY.26	5.000	12/21/16	USD 2,093	10,884	(5,062)

Total of Over-the-Counter Credit Default Swaptions Written							$37,155	$(16,829)

Glossary: Counterparty Abbreviations
BOA	Bank of America NA
JPM	JPMorgan Chase Bank NA

Definitions
CDX.NA.HY.26	Markit CDX North American High Yield

Exchange Abbreviations
CBT	Chicago Board of Trade

12    OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

NOTES TO STATEMENT OF INVESTMENTS September 30, 2016 Unaudited

1. Organization

Oppenheimer Conservative Balanced Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

13    OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$10,550,640	$—	$—	$10,550,640
Consumer Staples	6,422,993	—	—	6,422,993
Energy	5,234,011	—	—	5,234,011

14    OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Common Stocks (Continued)
Financials	$11,431,885	$—	$—	$11,431,885
Health Care	11,666,018	—	—	11,666,018
Industrials	10,126,886	—	—	10,126,886
Information Technology	16,105,267	—	—	16,105,267
Materials	2,759,733	—	—	2,759,733
Telecommunication Services	1,522,180	—	—	1,522,180
Utilities	2,885,834	—	—	2,885,834
Asset-Backed Securities	—	16,634,016	—	16,634,016
Mortgage-Backed Obligations	—	75,669,600	—	75,669,600
U.S. Government Obligations	—	1,283,455	—	1,283,455
Non-Convertible Corporate Bonds and Notes	—	72,370,764	—	72,370,764
Investment Company	5,367,607	—	—	5,367,607
Over-the-Counter Option Purchased	—	57,896	—	57,896
Over-the-Counter Credit Default Swaptions Purchased	—	57,301	—	57,301

Total Investments, at Value	84,073,054	166,073,032	—	250,146,086
Other Financial Instruments:
Futures contracts	35,297	—	—	35,297

Total Assets	$84,108,351	$166,073,032	$—	$250,181,383

Liabilities Table
Other Financial Instruments:
Futures contracts	$(182,589)	$—	$—	$(182,589)
Options written, at value	—	(25,802)	—	(25,802)
Swaptions written, at value	—	(16,829)	—	(16,829)

Total Liabilities	$(182,589)	$(42,631)	$—	$(225,220)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell

15    OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$60,499,981
Sold securities	11,174,873

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

16    OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the reporting period, the Fund had an ending monthly average market value of $19,472,408 and $10,423,528 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on treasury and/or euro futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

17    OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

During the reporting period, the Fund had an ending monthly average market value of $74,363 and $6,028 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on treasury and/or euro futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $4,886 on written put options.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums
Options outstanding as of December 31, 2015	—	$—
Options written	4,140,924	66,162
Options exercised	(924)	(35,112)

Options outstanding as of September 30, 2016	4,140,000	$31,050

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Statement of Investments and the Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or, indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

During the reporting period, the Fund had an ending monthly average market value of $13,549 and $4,388 on purchased and written swaptions, respectively.

Written swaption activity for the reporting period was as follows:

	Notional Amount	Amount of Premiums
Swaptions outstanding as of December 31, 2015	—	$—
Swaptions written	6,958,000	37,155

Swaptions outstanding as of September 30, 2016	6,958,000	$37,155

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends

18    OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

6. Use of Derivatives (Continued)

to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

7. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

19    OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

7. Federal Taxes (Continued)

Federal tax cost of securities	$236,662,763
Federal tax cost of other investments	21,701,243

Total federal tax cost	$258,364,006

Gross unrealized appreciation	$16,494,660
Gross unrealized depreciation	(3,135,165)

Net unrealized appreciation	$13,359,495

20    OPPENHEIMER CONSERVATIVE BALANCED FUND/VA

STATEMENT OF INVESTMENTS September 30, 2016 Unaudited

	Shares	Value
Common Stocks—97.2%
Consumer Discretionary—17.1%
Hotels, Restaurants & Leisure—0.7%
Starbucks Corp.	103,850	$5,622,439
Household Durables—1.2%
Newell Brands, Inc.	144,020	7,584,093
Whirlpool Corp.	17,920	2,905,907
		10,490,000
Internet & Direct Marketing Retail—6.0%
Amazon.com, Inc.[1]	43,364	36,309,111
Priceline Group, Inc. (The)[1]	9,140	13,449,419
		49,758,530
Leisure Products—0.4%
Hasbro, Inc.	40,560	3,217,625
Media—2.3%
Comcast Corp., Cl. A	288,700	19,152,358
Multiline Retail—0.4%
Dollar Tree, Inc.[1]	39,170	3,091,688
Specialty Retail—5.6%
Home Depot, Inc. (The)	119,600	15,390,128
Lowe’s Cos., Inc.	104,050	7,513,451
O’Reilly Automotive, Inc.[1]	48,810	13,672,169
TJX Cos., Inc. (The)	138,040	10,322,631
		46,898,379
Textiles, Apparel & Luxury Goods—0.5%
Coach, Inc.	79,540	2,907,982
VF Corp.	26,340	1,476,357
		4,384,339
Consumer Staples—5.6%
Beverages—4.1%
Constellation Brands, Inc., Cl. A	83,380	13,881,936
Dr Pepper Snapple Group, Inc.	92,940	8,486,351
Molson Coors Brewing Co., Cl. B	102,550	11,259,990
		33,628,277
Food & Staples Retailing—0.9%
Costco Wholesale Corp.	50,760	7,741,408
Food Products—0.6%
ConAgra Foods, Inc.	102,780	4,841,966
Energy—1.1%
Energy Equipment & Services—0.3%
Halliburton Co.	59,898	2,688,222
Oil, Gas & Consumable Fuels—0.8%
EOG Resources, Inc.	30,270	2,927,412
Pioneer Natural Resources Co.	19,514	3,622,774
		6,550,186
Financials—3.6%
Capital Markets—2.3%
BlackRock, Inc., Cl. A	11,080	4,016,057
Charles Schwab Corp. (The)	203,020	6,409,341
Intercontinental Exchange, Inc.	32,060	8,635,682
		19,061,080
Commercial Banks—0.5%
JPMorgan Chase & Co.	54,260	3,613,173
Real Estate Investment Trusts (REITs)—0.8%
Crown Castle International Corp.	71,300	6,717,173
Health Care—19.9%
Biotechnology—7.2%
Amgen, Inc.	48,450	8,081,945
Biogen, Inc.[1]	81,160	25,405,515
Celgene Corp.[1]	104,004	10,871,538
Regeneron Pharmaceuticals, Inc.[1]	11,270	4,530,765

	Shares	Value
Biotechnology (Continued)
Vertex Pharmaceuticals, Inc.[1]	130,995	$11,424,074
		60,313,837
Health Care Equipment & Supplies—5.9%
Baxter International, Inc.	312,100	14,855,960
CR Bard, Inc.	36,580	8,204,162
Danaher Corp.	151,200	11,852,568
Medtronic plc	161,000	13,910,400
		48,823,090
Health Care Providers & Services—2.3%
Laboratory Corp. of America Holdings[1]	82,020	11,276,110
UnitedHealth Group, Inc.	56,810	7,953,400
		19,229,510
Life Sciences Tools & Services—0.4%
Charles River Laboratories
International, Inc.[1]	39,230	3,269,428
Pharmaceuticals—4.1%
Allergan plc[1]	133,610	30,771,719
Bristol-Myers Squibb Co.	64,970	3,503,182
		34,274,901
Industrials—6.3%
Building Products—1.0%
A.O. Smith Corp.	37,550	3,709,564
Allegion plc	71,960	4,958,764
		8,668,328
Commercial Services & Supplies—0.8%
KAR Auction Services, Inc.	157,900	6,814,964
Electrical Equipment—1.0%
Acuity Brands, Inc.	23,890	6,321,294
Rockwell Automation, Inc.	14,100	1,724,994
		8,046,288
Machinery—1.2%
Fortive Corp.	26,490	1,348,341
Ingersoll-Rand plc	40,880	2,777,387
Stanley Black & Decker, Inc.	34,870	4,288,313
Wabtec Corp.	24,080	1,966,132
		10,380,173
Professional Services—1.1%
Nielsen Holdings plc	168,520	9,027,616
Road & Rail—1.2%
Canadian Pacific Railway Ltd.	45,660	6,972,282
J.B. Hunt Transport Services, Inc.	34,310	2,783,914
		9,756,196
Information Technology—42.3%
Electronic Equipment, Instruments, & Components—2.0%
Corning, Inc.	695,750	16,454,487
Internet Software & Services—9.1%
Alphabet, Inc., Cl. A1	59,530	47,865,692
Alphabet, Inc., Cl. C1	14,190	11,029,745
Facebook, Inc., Cl. A1	133,670	17,145,851
		76,041,288
IT Services—9.3%
Mastercard, Inc., Cl. A	260,320	26,492,766
PayPal Holdings, Inc.[1]	950,780	38,953,457
Visa, Inc., Cl. A	143,398	11,859,015
		77,305,238
Semiconductors & Semiconductor Equipment—4.9%
Broadcom Ltd.	103,540	17,862,721
Microchip Technology, Inc.	161,580	10,040,581
NVIDIA Corp.	64,160	4,396,243
Texas Instruments, Inc.	121,690	8,540,204
		40,839,749

1      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Software—12.2%
Activision Blizzard, Inc.	602,740	$26,701,382
Electronic Arts, Inc.[1]	332,030	28,355,362
Microsoft Corp.	336,720	19,395,072
Oracle Corp.	697,070	27,380,910
		101,832,726
Technology Hardware, Storage & Peripherals—4.8%
Apple, Inc.	350,250	39,595,762
Materials—1.3%
Chemicals—0.5%
Albemarle Corp.	35,280	3,016,087
Sherwin-Williams Co. (The)	5,110	1,413,733
		4,429,820

	Shares	Value
Construction Materials—0.2%
Vulcan Materials Co.	15,560	$1,769,639
Metals & Mining—0.6%
Newmont Mining Corp.	123,960	4,870,388
Total Common Stocks (Cost $661,416,708)		809,200,271
Investment Company—3.1%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.28%[2,3] (Cost $25,678,582)	25,678,582	25,678,582
Total Investments, at Value (Cost $687,095,290)	100.3%	834,878,853
Net Other Assets (Liabilities)	(0.3)	(2,196,830)
Net Assets	100.0%	$832,682,023

Footnotes to Statement of Investments

1. Non-income producing security.

2. Rate shown is the 7-day yield at period end.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2015	Additions	Reductions	September 30, 2016
Oppenheimer Institutional Government Money Market Fund, Cl. Ea	8,225,463	231,783,915	214,330,796	25,678,582

			Value	Income
Oppenheimer Institutional Government Money Market Fund, Cl. Ea			$25,678,582	$48,777

a. Prior to September 28, 2016, this fund was named Oppenheimer Institutional Money Market Fund.

2      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO STATEMENT OF INVESTMENTS September 30, 2016 Unaudited

1. Organization

Oppenheimer Capital Appreciation Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

3      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$ 142,615,358	$—	$—	$142,615,358
Consumer Staples	46,211,651	—	—	46,211,651
Energy	9,238,408	—	—	9,238,408
Financials	29,391,426	—	—	29,391,426
Health Care	165,910,766	—	—	165,910,766
Industrials	52,693,565	—	—	52,693,565
Information Technology	352,069,250	—	—	352,069,250

4      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value
Common Stocks (Continued)
Materials	$ 11,069,847	$ —	$ —	$ 11,069,847
Investment Company	25,678,582	—	—	25,678,582
Total Assets	$ 834,878,853	$ —	$ —	$ 834,878,853

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

5      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$687,253,675

Gross unrealized appreciation	$153,461,034
Gross unrealized depreciation	(5,835,856)

Net unrealized appreciation	$147,625,178

6      OPPENHEIMER CAPITAL APPRECIATION FUND/VA

STATEMENT OF INVESTMENTS September 30, 2016 Unaudited

	Principal Amount	Value
Asset-Backed Securities—10.8%
Auto Loan—8.2%
American Credit Acceptance Receivables Trust:
Series 2014-1,Cl. B, 2.39%, 11/12/19[1]	$43,170	$43,189
Series 2014-2,Cl. B, 2.26%, 3/10/20[1]	23,959	23,980
Series 2014-3,Cl. B, 2.43%, 6/10/20[1]	191,776	192,103
Series 2014-4,Cl. B, 2.60%, 10/12/20[1]	116,202	116,639
Series 2015-1,Cl. B, 2.85%, 2/12/21[1]	385,000	388,248
Series 2015-3,Cl. B, 3.56%, 10/12/21[1]	325,000	331,685
AmeriCredit Automobile Receivables Trust:
Series 2012-4,Cl. D, 2.68%, 10/9/18	100,000	100,132
Series 2013-2,Cl. E, 3.41%, 10/8/20[1]	345,000	349,361
Series 2013-3,Cl. E, 3.74%, 12/8/20[1]	160,000	163,040
Series 2013-4,Cl. D, 3.31%, 10/8/19	50,000	50,972
Series 2014-1,Cl. E, 3.58%, 8/9/21	310,000	316,039
Series 2014-2,Cl. E, 3.37%, 11/8/21	385,000	391,105
Capital Auto Receivables Asset Trust:
Series 2013-4,Cl. D, 3.22%, 5/20/19	105,000	106,792
Series 2014-1,Cl. D, 3.39%, 7/22/19	115,000	117,586
Series 2014-3,Cl. D, 3.14%, 2/20/20	295,000	301,654
Series 2015-1,Cl. D, 3.16%, 8/20/20	165,000	168,207
Series 2015-4,Cl. D, 3.62%, 5/20/21	260,000	267,735
Series 2016-2,Cl. D, 3.16%, 11/20/23	60,000	61,048
Series 2016-3,Cl. D, 2.65%, 1/20/24	100,000	100,344
CarFinance Capital Auto Trust:
Series 2014-1A,Cl. A, 1.46%, 12/17/18[1]	5,322	5,322
Series 2015-1A,Cl. A, 1.75%, 6/15/21[1]	100,236	100,450
Carmax Auto Owner Trust, Series 2013-2, Cl. D, 2.06%, 11/15/19	45,000	45,093
CarMax Auto Owner Trust:
Series 2015-2,Cl. D, 3.04%, 11/15/21	100,000	101,986
Series 2015-3,Cl. D, 3.27%, 3/15/22	180,000	185,092
Series 2016-1,Cl. D, 3.11%, 8/15/22	185,000	188,876
Series 2016-3,Cl. D, 2.94%, 1/17/23	115,000	116,525
CPS Auto Receivables Trust:
Series 2012-B,Cl. A, 2.52%, 9/16/19[1]	62,609	62,947
Series 2014-A,Cl. A, 1.21%, 8/15/18[1]	44,604	44,613
Series 2014-C,Cl. A, 1.31%, 2/15/19[1]	73,744	73,711
Credit Acceptance Auto Loan Trust:
Series 2014-1A,Cl. B, 2.29%, 4/15/22[1]	215,000	215,448
Series 2014-2A,Cl. B, 2.67%, 9/15/22[1]	160,000	161,064
Drive Auto Receivables Trust:
Series 2015-BA,Cl. C, 2.76%, 7/15/21[1]	300,000	302,581
Series 2016-BA,Cl. C, 3.19%, 7/15/22[1]	160,000	162,935
DT Auto Owner Trust:
Series 2013-2A,Cl. D, 4.18%, 6/15/20[1]	373,248	377,520
Series 2014-2A,Cl. D, 3.68%, 4/15/21[1]	525,000	532,731
Series 2014-3A,Cl. D, 4.47%, 11/15/21[1]	205,000	209,420
Series 2015-1A,Cl. C, 2.87%, 11/16/20[1]	180,000	181,656
Series 2016-1A,Cl. B, 2.79%, 5/15/20[1]	265,000	267,589
Series 2016-4A,Cl. B, 2.02%, 8/17/20[1,2]	240,000	239,986
Exeter Automobile Receivables Trust:
Series 2014-1A,Cl. B, 2.42%, 1/15/19[1]	124,889	124,977
Series 2014-1A,Cl. C, 3.57%, 7/15/19[1]	230,000	232,123
Series 2014-2A,Cl. C, 3.26%, 12/16/19[1]	110,000	111,215
First Investors Auto Owner Trust:
Series 2013-3A,Cl. B, 2.32%, 10/15/19[1]	385,000	386,337
Series 2013-3A,Cl. D, 3.67%, 5/15/20[1]	125,000	126,327
Flagship Credit Auto Trust:
Series 2014-1,Cl. A, 1.21%, 4/15/19[1]	25,695	25,705
Series 2014-2,Cl. A, 1.43%, 12/16/19[1]	87,282	87,178
Ford Credit Floorplan Master Owner Trust A, Series 2016-3, Cl. A1, 1.55%, 7/15/21	365,000	364,970
GM Financial Automobile Leasing Trust, Series 2015-1, Cl. D, 3.01%, 3/20/20	240,000	242,382
GO Financial Auto Securitization Trust, Series 2015-1, Cl. A, 1.81%, 3/15/18[1]	17,549	17,535

	Principal Amount	Value
Auto Loan (Continued)
Navistar Financial Dealer Note Master
Owner Trust II, Series 2016-1, Cl. D, 4.046%, 9/27/21[1,2,3]	$75,000	$75,498
Navistar Financial Dealer Note Master Trust, Series 2014-1, Cl. D, 2.824%, 10/25/19[1,3]	125,000	125,022
Santander Drive Auto Receivables Trust:
Series 2013-4,Cl. E, 4.67%, 1/15/20[1]	360,000	368,617
Series 2013-A,Cl. E, 4.71%, 1/15/21[1]	270,000	278,704
Series 2014-2,Cl. D, 2.76%, 2/18/20	215,000	218,597
Series 2014-4,Cl. C, 2.60%, 11/16/20	155,000	156,745
Series 2016-2,Cl. D, 3.39%, 4/15/22	120,000	124,108
SNAAC Auto Receivables Trust:
Series 2013-1A,Cl. C, 3.07%, 8/15/18[1]	15,389	15,400
Series 2014-1A,Cl. D, 2.88%, 1/15/20[1]	140,000	139,148
TCF Auto Receivables Owner Trust:
Series 2014-1A,Cl. C, 3.12%, 4/15/21[1]	100,000	100,104
Series 2015-1A,Cl. D, 3.53%, 3/15/22[1]	160,000	161,127
United Auto Credit Securitization Trust, Series 2015-1, Cl. D, 2.92%, 6/17/19[1]	225,000	226,136
Westlake Automobile Receivables Trust:
Series 2014-1A,Cl. D, 2.20%, 2/15/21[1]	155,000	155,154
Series 2014-2A,Cl. D, 2.86%, 7/15/21[1]	165,000	164,994
Series 2015-1A,Cl. C, 2.29%, 11/16/20[1]	215,000	215,966
Series 2015-2A,Cl. C, 2.45%, 1/15/21[1]	215,000	216,335

		11,625,808

Credit Card—2.3%
American Express Credit Account Master Trust:
Series 2014-2,Cl. A, 1.26%, 1/15/20	75,000	75,158
Series 2014-3,Cl. A, 1.49%, 4/15/20	60,000	60,259
Cabela’s Credit Card Master Note Trust,
Series 2016-1, Cl. A1, 1.78%, 6/15/22	320,000	320,896
Capital One Multi-Asset Execution Trust:
Series 2014-A2,Cl. A2, 1.26%, 1/15/20	445,000	445,670
Series 2014-A5,Cl. A5, 1.48%, 7/15/20	595,000	597,684
Chase Issuance Trust:
Series 2007-A3,Cl. A3, 5.23%, 4/15/19	95,000	96,479
Series 2014-A1,Cl. A1, 1.15%, 1/15/19	555,000	555,360
Series 2014-A6,Cl. A6, 1.26%, 7/15/19	350,000	350,793
Discover Card Execution Note Trust,
Series 2014-A5, Cl. A, 1.39%, 4/15/20	535,000	536,807
World Financial Network Credit Card Master Trust, Series 2016-B, Cl. A, 1.44%, 6/15/22	205,000	205,054

		3,244,160

Equipment—0.1%
FRS I LLC, Series 2013-1A, Cl. A1, 1.80%, 4/15/43[1]	49,043	48,112
Trip Rail Master Funding LLC, Series 2014-1A, Cl. A1, 2.863%, 4/15/44[1]	77,667	77,412

		125,524

Loans: Other—0.2%
Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[1]	290,349	284,789

Total Asset-Backed Securities (Cost $15,170,763)		15,280,281

Mortgage-Backed Obligations—49.8%
Government Agency—37.1%
FHLMC/FNMA/FHLB/Sponsored—32.6%
Federal Home Loan Mortgage Corp. Gold Pool:
5.00%, 12/1/34	5,190	5,826
5.50%, 9/1/39	391,811	440,457
6.00%, 5/1/18-10/1/29	539,026	617,564
6.50%, 4/1/18-4/1/34	150,852	172,742
7.00%, 11/1/16-10/1/37	150,770	173,078
9.00%, 8/1/22-5/1/25	9,993	10,933
Federal Home Loan Mortgage Corp. Non Gold Pool, 10.50%, 10/1/20	825	864

1      OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 205,Cl. IO, 47.91%, 9/1/29[4]	$6,904	$1,522
Series 206,Cl. IO, 0.00%, 12/1/29[4,5]	112,065	30,605
Series 243,Cl. 6, 0.00%, 12/15/32[4,5]	74,835	12,720
Federal Home Loan Mortgage Corp., Mtg.- Linked Amortizing Global Debt Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	393,743	399,104
Federal Home Loan Mortgage Corp., Principal- Only Stripped Mtg.-Backed Security, Series 176, Cl. PO, 4.108%, 6/1/26[6]	36,040	33,256
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 151,Cl. F, 9.00%, 5/15/21	2,730	2,966
Series 1674,Cl. Z, 6.75%, 2/15/24	11,307	12,448
Series 2034,Cl. Z, 6.50%, 2/15/28	1,931	2,214
Series 2042,Cl. N, 6.50%, 3/15/28	4,484	4,970
Series 2043,Cl. ZP, 6.50%, 4/15/28	233,568	263,965
Series 2046,Cl. G, 6.50%, 4/15/28	11,650	13,356
Series 2053,Cl. Z, 6.50%, 4/15/28	2,034	2,332
Series 2066,Cl. Z, 6.50%, 6/15/28	208,396	238,916
Series 2195,Cl. LH, 6.50%, 10/15/29	181,926	208,803
Series 2220,Cl. PD, 8.00%, 3/15/30	1,166	1,407
Series 2326,Cl. ZP, 6.50%, 6/15/31	54,161	61,383
Series 2461,Cl. PZ, 6.50%, 6/15/32	201,117	240,119
Series 2470,Cl. LF, 1.524%, 2/15/32[3]	1,684	1,722
Series 2564,Cl. MP, 5.00%, 2/15/18	38,585	39,380
Series 2585,Cl. HJ, 4.50%, 3/15/18	20,263	20,758
Series 2635,Cl. AG, 3.50%, 5/15/32	32,303	34,102
Series 2707,Cl. QE, 4.50%, 11/15/18	10,560	10,844
Series 2770,Cl. TW, 4.50%, 3/15/19	6,575	6,770
Series 3010,Cl. WB, 4.50%, 7/15/20	17,271	17,893
Series 3025,Cl. SJ, 22.828%, 8/15/35[3]	18,016	27,751
Series 3030,Cl. FL, 0.924%, 9/15/35[3]	2,740	2,732
Series 3645,Cl. EH, 3.00%, 12/15/20	57,035	58,126
Series 3741,Cl. PA, 2.15%, 2/15/35	168,980	170,511
Series 3815,Cl. BD, 3.00%, 10/15/20	3,072	3,116
Series 3822,Cl. JA, 5.00%, 6/15/40	5,962	6,261
Series 3840,Cl. CA, 2.00%, 9/15/18	2,302	2,317
Series 3848,Cl. WL, 4.00%, 4/15/40	28,444	29,707
Series 3857,Cl. GL, 3.00%, 5/15/40	5,962	6,189
Series 4221,Cl. HJ, 1.50%, 7/15/23	103,823	104,564
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2074,Cl. S, 99.999%, 7/17/28[4]	1,471	247
Series 2079,Cl. S, 99.999%, 7/17/28[4]	2,591	480
Series 2130,Cl. SC, 99.999%, 3/15/29[4]	90,729	18,295
Series 2526,Cl. SE, 60.331%, 6/15/29[4]	3,063	646
Series 2796,Cl. SD, 99.999%, 7/15/26[4]	158,727	27,509
Series 2920,Cl. S, 43.243%, 1/15/35[4]	631,562	114,440
Series 2922,Cl. SE, 26.014%, 2/15/35[4]	75,440	13,150
Series 2981,Cl. AS, 11.822%, 5/15/35[4]	99,555	19,114
Series 3004,Cl. SB, 0.00%, 7/15/35[4,5]	29,203	4,171
Series 3201,Cl. SG, 22.487%, 8/15/36[4]	169,940	34,821
Series 3397,Cl. GS, 0.00%, 12/15/37[4,5]	14,420	2,807
Series 3424,Cl. EI, 0.00%, 4/15/38[4,5]	15,016	1,768
Series 3450,Cl. BI, 23.676%, 5/15/38[4]	383,170	64,934
Series 3606,Cl. SN, 24.394%, 12/15/39[4]	101,224	18,745
Federal National Mortgage Assn.:
2.50%, 10/1/31[2]	9,035,000	9,359,342
3.00%, 10/1/31-10/1/46[2]	13,340,000	13,922,622
3.50%, 10/1/46[2]	7,280,000	7,683,244
4.00%, 10/1/46[2]	5,255,000	5,644,404
5.00%, 10/1/46[2]	1,830,000	2,032,801
Federal National Mortgage Assn. Pool:
5.00%, 3/1/21-7/1/22	8,086	8,379
5.50%, 2/1/35-5/1/36	157,595	179,512
6.50%, 5/1/17-1/1/34	43,087	45,037
7.00%, 11/1/17-7/1/35	47,391	53,441

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn. Pool: (Continued)
7.50%, 1/1/33	$4,340	$5,314
8.50%, 7/1/32	10,213	11,163
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 221,Cl. 2, 99.999%, 5/25/23[4]	2,195	386
Series 222,Cl. 2, 99.999%, 6/25/23[4]	242,904	36,996
Series 252,Cl. 2, 99.999%, 11/25/23[4]	230,886	40,701
Series 294,Cl. 2, 0.00%, 2/25/28[4,5]	27,477	4,755
Series 301,Cl. 2, 4.628%, 4/25/29[4]	2,290	513
Series 303,Cl. IO, 32.907%, 11/25/29[4]	49,062	12,531
Series 320,Cl. 2, 30.067%, 4/25/32[4]	187,288	51,346
Series 321,Cl. 2, 0.00%, 4/25/32[4,5]	482,349	107,513
Series 324,Cl. 2, 0.00%, 7/25/32[4,5]	5,011	1,116
Series 331,Cl. 5, 0.00%, 2/25/33[4,5]	7,166	1,366
Series 331,Cl. 9, 0.00%, 2/25/33[4,5]	157,719	33,597
Series 334,Cl. 12, 0.00%, 3/25/33[4,5]	11,773	2,573
Series 334,Cl. 17, 18.347%, 2/25/33[4]	101,365	20,509
Series 339,Cl. 12, 0.00%, 6/25/33[4,5]	161,746	33,387
Series 339,Cl. 7, 0.00%, 11/25/33[4,5]	345,561	67,873
Series 343,Cl. 13, 0.00%, 9/25/33[4,5]	167,804	34,403
Series 343,Cl. 18, 0.00%, 5/25/34[4,5]	41,887	9,158
Series 345,Cl. 9, 0.00%, 1/25/34[4,5]	121,747	22,418
Series 351,Cl. 10, 0.00%, 4/25/34[4,5]	55,167	10,933
Series 351,Cl. 8, 0.00%, 4/25/34[4,5]	93,463	18,509
Series 356,Cl. 10, 0.00%, 6/25/35[4,5]	66,581	12,111
Series 356,Cl. 12, 0.00%, 2/25/35[4,5]	32,438	5,957
Series 362,Cl. 13, 0.00%, 8/25/35[4,5]	128,952	25,875
Series 364,Cl. 15, 0.00%, 9/25/35[4,5]	6,700	1,204
Series 364,Cl. 16, 0.00%, 9/25/35[4,5]	140,551	26,544
Series 365,Cl. 16, 0.00%, 3/25/36[4,5]	191,053	36,724
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass- Through Certificates:
Series 1993-87,Cl. Z, 6.50%, 6/25/23	169,894	186,754
Series 1998-58,Cl. PC, 6.50%, 10/25/28	126,230	141,626
Series 1998-61,Cl. PL, 6.00%, 11/25/28	65,972	75,832
Series 1999-54,Cl. LH, 6.50%, 11/25/29	104,180	122,446
Series 2001-51,Cl. OD, 6.50%, 10/25/31	7,951	8,833
Series 2001-74,Cl. QE, 6.00%, 12/25/31	161,472	186,119
Series 2002-12,Cl. PG, 6.00%, 3/25/17	136	137
Series 2003-100,Cl. PA, 5.00%, 10/25/18	93,542	96,105
Series 2003-28,Cl. KG, 5.50%, 4/25/23	515,442	565,646
Series 2003-84,Cl. GE, 4.50%, 9/25/18	4,331	4,432
Series 2004-101,Cl. BG, 5.00%, 1/25/20	19,410	19,484
Series 2004-25,Cl. PC, 5.50%, 1/25/34	4,048	4,198
Series 2005-73,Cl. DF, 0.775%, 8/25/35[3]	7,350	7,381
Series 2006-11,Cl. PS, 22.641%, 3/25/36[3]	89,512	139,296
Series 2006-46,Cl. SW, 22.273%, 6/25/36[3]	64,214	95,631
Series 2006-50,Cl. KS, 22.274%, 6/25/36[3]	86,533	129,069
Series 2008-75,Cl. DB, 4.50%, 9/25/23	30,568	31,295
Series 2009-113,Cl. DB, 3.00%, 12/25/20	101,688	103,260
Series 2009-36,Cl. FA, 1.465%, 6/25/37[3]	75,653	77,217
Series 2009-70,Cl. TL, 4.00%, 8/25/19	41,642	42,324
Series 2010-43,Cl. KG, 3.00%, 1/25/21	31,055	31,651
Series 2011-3,Cl. EL, 3.00%, 5/25/20	165,603	168,134
Series 2011-38,Cl. AH, 2.75%, 5/25/20	2,702	2,735
Series 2011-82,Cl. AD, 4.00%, 8/25/26	60,315	61,832
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass- Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-61,Cl. SH, 15.768%, 11/18/31[4]	6,402	1,468
Series 2001-63,Cl. SD, 52.704%, 12/18/31[4]	2,193	445

2 OPPENHEIMER CORE BOND FUND/VA

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2001-65,Cl. S, 24.509%, 11/25/31[4]	$160,622	$31,184
Series 2001-68,Cl. SC, 38.599%, 11/25/31[4]	1,481	297
Series 2001-81,Cl. S, 24.572%, 1/25/32[4]	47,538	13,310
Series 2002-28,Cl. SA, 26.174%, 4/25/32[4]	1,404	287
Series 2002-38,Cl. SO, 56.283%, 4/25/32[4]	4,158	836
Series 2002-39,Cl. SD, 46.074%, 3/18/32[4]	2,749	600
Series 2002-47,Cl. NS, 26.376%, 4/25/32[4]	139,749	33,089
Series 2002-48,Cl. S, 30.641%, 7/25/32[4]	2,299	492
Series 2002-51,Cl. S, 26.558%, 8/25/32[4]	128,290	24,639
Series 2002-52,Cl. SD, 66.316%, 9/25/32[4]	193,495	43,357
Series 2002-52,Cl. SL, 26.968%, 9/25/32[4]	1,452	300
Series 2002-53,Cl. SK, 64.954%, 4/25/32[4]	9,579	2,181
Series 2002-56,Cl. SN, 30.935%, 7/25/32[4]	3,135	660
Series 2002-60,Cl. SM, 20.984%, 8/25/32[4]	21,019	3,499
Series 2002-7,Cl. SK, 22.914%, 1/25/32[4]	9,538	1,781
Series 2002-77,Cl. BS, 21.845%, 12/18/32[4]	13,411	2,594
Series 2002-77,Cl. IS, 45.572%, 12/18/32[4]	7,083	1,525
Series 2002-77,Cl. SH, 32.157%, 12/18/32[4]	64,467	14,254
Series 2002-84,Cl. SA, 26.996%, 12/25/32[4]	153,918	29,785
Series 2002-9,Cl. MS, 24.18%, 3/25/32[4]	2,431	519
Series 2002-90,Cl. SN, 21.402%, 8/25/32[4]	10,813	1,800
Series 2002-90,Cl. SY, 26.074%, 9/25/32[4]	7,703	1,636
Series 2003-26,Cl. DI, 38.889%, 4/25/33[4]	6,645	1,579
Series 2003-33,Cl. SP, 30.594%, 5/25/33[4]	158,936	32,938
Series 2003-4,Cl. S, 21.402%, 2/25/33[4]	99,068	20,350
Series 2004-54,Cl. DS, 99.999%, 11/25/30[4]	139,179	25,415
Series 2005-12,Cl. SC, 41.152%, 3/25/35[4]	35,296	6,068
Series 2005-14,Cl. SE, 56.46%, 3/25/35[4]	110,594	19,258
Series 2005-40,Cl. SA, 99.999%, 5/25/35[4]	314,180	64,440
Series 2005-40,Cl. SB, 77.34%, 5/25/35[4]	13,915	2,319
Series 2005-52,Cl. JH, 49.827%, 5/25/35[4]	83,460	15,395
Series 2005-93,Cl. SI, 12.659%, 10/25/35[4]	218,930	44,430
Series 2008-55,Cl. SA, 0.00%, 7/25/38[4,5]	15,928	1,939
Series 2009-8,Cl. BS, 99.999%, 2/25/24[4]	23,312	745
Series 2011-96,Cl. SA, 14.84%, 10/25/41[4]	62,827	12,919
Series 2012-134,Cl. SA, 10.866%, 12/25/42[4]	179,234	40,995
Series 2012-40,Cl. PI, 2.653%, 4/25/41[4]	145,604	17,449

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass- Through Certificates, Principal-Only Stripped Mtg.-Backed Security, Series 1993-184, Cl. M, 5.195%, 9/25/23[6]	$76,073	$71,684

		46,269,575
GNMA/Guaranteed—4.5%
Government National Mortgage Assn. I Pool:
7.00%, 12/15/23-3/15/26	6,924	7,509
8.50%, 8/15/17-12/15/17	2,890	2,902
Government National Mortgage Assn. II Pool:
3.50%, 10/1/46[2]	3,890,000	4,132,213
4.00%, 10/1/46[2]	1,940,000	2,079,362
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-15,Cl. SM, 99.999%, 2/16/32[4]	224,086	36,153
Series 2007-17,Cl. AI, 67.577%, 4/16/37[4]	76,049	16,225
Series 2011-52,Cl. HS, 35.216%, 4/16/41[4]	501,419	93,051

		6,367,415
Non-Agency—12.7%
Commercial—8.6%
Asset Securitization Corp., Interest-Only Stripped Mtg.-Backed Security, Series 1997-D4, Cl. PS1, 99.999%, 4/14/29[4]	1,279,710	11,925
Banc of America Funding Trust:
Series 2006-G,Cl. 2A4, 0.822%, 7/20/36[3]	542,876	514,995
Series 2014-R7,Cl. 3A1, 2.894%, 3/26/36[3]	242,897	243,694
BCAP LLC Trust, Series 2011-R11, Cl. 18A5, 2.43%, 9/26/35[1,3]	112,276	112,549
Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0.00%, 6/22/24[1,4,5]	313,744	9,342
Chase Mortgage Finance Trust, Series 2005-A2, Cl. 1A3, 2.703%, 1/25/36[3]	129,957	122,372
Citigroup Global Markets Mortgage Securities VII, Inc., Interest-Only Stripped Mtg.-Backed Security, Series 1999-C1, Cl. X, 0.00%, 5/18/32[4,5]	1,049,717	26
COMM Mortgage Trust:
Series 2013-CR6,Cl. AM, 3.147%, 3/10/46[1]	245,000	254,405
Series 2013-CR7,Cl. D, 4.491%, 3/10/46[1,3]	390,000	367,702
Series 2014-CR21,Cl. AM, 3.987%, 12/10/47	715,000	778,714
Series 2014-LC15,Cl. AM, 4.198%, 4/10/47	85,000	93,800
Series 2014-UBS6,Cl. AM, 4.048%, 12/10/47	475,000	513,845
Series 2015-CR23,Cl. AM, 3.801%, 5/10/48	280,000	301,341
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 27.231%, 12/10/45[4]	2,500,186	177,598
CSMC, Series 2006-6, Cl. 1A4, 6%, 7/25/36	199,099	150,069
Deutsche Bank Commercial Mortgage Trust, Series 2016-C1, Cl. AM, 3.539%, 5/10/49	140,000	148,943
First Horizon Alternative Mortgage Securities Trust:
Series 2004-FA2,Cl. 3A1, 6.00%, 1/25/35	132,091	121,060
Series 2005-FA8,Cl. 1A6, 1.175%, 11/25/35[3]	164,071	111,522

3      OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial (Continued)
FREMF Mortgage Trust:
Series 2012-K501,Cl. C, 3.327%, 11/25/46[1,3]	$35,000	$34,982
Series 2013-K25,Cl. C, 3.743%, 11/25/45[1,3]	90,000	89,689
Series 2013-K26,Cl. C, 3.722%, 12/25/45[1,3]	60,000	59,083
Series 2013-K27,Cl. C, 3.616%, 1/25/46[1,3]	95,000	93,288
Series 2013-K28,Cl. C, 3.614%, 6/25/46[1,3]	285,000	278,872
Series 2013-K502,Cl. C, 3.19%, 3/25/45[1,3]	175,000	175,697
Series 2013-K712,Cl. C, 3.484%, 5/25/45[1,3]	75,000	76,240
Series 2013-K713,Cl. C, 3.274%, 4/25/46[1,3]	115,000	114,774
Series 2014-K715,Cl. C, 4.268%, 2/25/46[1,3]	50,000	50,493
GSMSC Pass-Through Trust, Series 2009-3R, Cl. 1A2, 6%, 4/25/37[1,3]	390,705	369,582
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 3.202%, 7/25/35[3]	102,821	101,446
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2013-C16,Cl. AS, 4.517%, 12/15/46	300,000	336,891
Series 2013-LC11,Cl. AS, 3.216%, 4/15/46	35,000	36,466
Series 2014-C20,Cl. AS, 4.043%, 7/15/47	205,000	224,026
JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 2.947%, 7/25/35[3]	103,525	103,745
JP Morgan Resecuritization Trust, Series 2009- 5, Cl. 1A2, 3.08%, 7/26/36[1,3]	363,512	328,765
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C19,Cl. AS, 4.243%, 4/15/47[3]	130,000	144,172
Series 2014-C25,Cl. AS, 4.065%, 11/15/47	490,000	536,412
Series 2014-C26,Cl. AS, 3.80%, 1/15/48	145,000	155,433
LB Commercial Conduit Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 1998-C1, Cl. IO, 0.00%, 2/18/30[4,5]	285,383	521
Lehman Structured Securities Corp., Series 2002-GE1, Cl. A, 2.514%, 7/26/24[1,3]	46,499	38,114
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C19,Cl. AS, 3.832%, 12/15/47	595,000	644,017
Series 2016-C30,Cl. AS, 3.175%, 9/15/49	375,000	388,867
Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1B, 2.237%, 11/26/36[1,3]	450,842	335,408
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.598%, 6/26/46[1,3]	236,292	236,336
RBSSP Resecuritization Trust, Series 2010-1, Cl. 2A1, 2.599%, 7/26/45[1,3]	24,883	24,883
Structured Agency Credit Risk Debt Nts.:
Series 2013-DN1,Cl. M1, 3.925%, 7/25/23[3]	271,671	276,867
Series 2014-HQ2,Cl. M1, 1.975%, 9/25/24[3]	66,476	66,818
Series 2015-DNA2,Cl. M2, 3.125%, 12/25/27[3]	150,000	153,198
Series 2015-DNA3,Cl. M1, 1.875%, 4/25/28[3]	52,640	52,758
Series 2015-DNA3,Cl. M2, 3.375%, 4/25/28[3]	220,000	226,934
Series 2015-HQA1,Cl. M1, 1.775%, 3/25/28[3]	89,825	89,952

	Principal Amount	Value
Commercial (Continued)
Structured Agency Credit Risk Debt Nts.: (Continued)
Series 2015-HQA2,Cl. M2, 3.325%, 5/25/28[3]	$95,000	$98,195
Series 2016-DNA2,Cl. M1, 1.775%, 10/25/28[3]	344,893	345,848
Series 2016-DNA2,Cl. M2, 2.725%, 10/25/28[3]	235,000	238,931
Series 2016-DNA3,Cl. M1, 1.625%, 12/25/28[3]	293,601	294,116
Series 2016-DNA4,Cl. M1, 1.324%, 3/25/29[3]	175,000	175,362
Series 2016-HQA2,Cl. M1, 1.725%, 11/25/28[3]	203,443	204,014
Series 2016-HQA3,Cl. M1, 1.324%, 3/25/29[3]	105,000	105,166
Wells Fargo Commercial Mortgage Trust, Series 2015-C29, Cl. AS, 4.013%, 6/15/48	240,000	263,791
WF-RBS Commercial Mortgage Trust:
Series 2012-C7,Cl. E, 4.991%, 6/15/45[1,3]	120,000	118,877
Series 2013-C14,Cl. AS, 3.488%, 6/15/46	150,000	159,818
Series 2014-C20,Cl. AS, 4.176%, 5/15/47	130,000	144,137
Series 2014-LC14,Cl. AS, 4.351%, 3/15/47[3]	145,000	161,796

		12,188,682
Residential—4.1%
Banc of America Funding Trust:
Series 2007-1,Cl. 1A3, 6.00%, 1/25/37	134,021	119,963
Series 2007-C,Cl. 1A4, 2.99%, 5/20/36[3]	59,284	53,601
Banc of America Mortgage Trust, Series 2007- 1, Cl. 1A24, 6%, 3/25/37	90,218	82,311
Bear Stearns ARM Trust:
Series 2005-2,Cl. A1, 2.92%, 3/25/35[3]	181,254	182,393
Series 2005-9,Cl. A1, 2.83%, 10/25/35[3]	180,074	174,395
Series 2006-1,Cl. A1, 2.58%, 2/25/36[3]	232,776	228,202
Carrington Mortgage Loan Trust, Series 2006- FRE1, Cl. A2, 0.635%, 7/25/36[3]	33,772	33,641
CHL Mortgage Pass-Through Trust:
Series 2005-17,Cl. 1A8, 5.50%, 9/25/35	19,187	19,400
Series 2005-26,Cl. 1A8, 5.50%, 11/25/35	109,073	101,914
Series 2005-J4,Cl. A7, 5.50%, 11/25/35	14,490	14,330
Citigroup Mortgage Loan Trust, Inc., Series 2006-AR1, Cl. 1A1, 2.87%, 10/25/35[3]	499,106	495,881
Connecticut Avenue Securities:
Series 2014-C01,Cl. M1, 2.125%, 1/25/24[3]	29,982	30,219
Series 2014-C03,Cl. 1M1, 1.725%, 7/25/24[3]	152,446	152,822
Series 2014-C03,Cl. 2M1, 1.725%, 7/25/24[3]	216,568	217,212
Series 2014-C04,Cl. 2M1, 2.625%, 11/25/24[3]	41,302	41,430
Series 2015-C03,Cl. 1M1, 2.025%, 7/25/25[3]	106,039	106,306
Series 2016-C02,Cl. 1M1, 2.675%, 9/25/28[3]	38,603	39,165
Series 2016-C03,Cl. 1M1, 2.525%, 10/25/28[3]	435,284	441,526
Series 2016-C03,Cl. 2M1, 2.725%, 10/25/28[3]	130,897	132,758
Series 2016-C05,Cl. 2M1, 1.875%, 1/25/29[3]	425,281	427,169
HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 0.835%, 7/25/35[3]	44,816	43,388
MASTR Asset Backed Securities Trust, Series 2006-WMC3, Cl. A3, 0.625%, 8/25/36[3]	50,155	23,936

4      OPPENHEIMER CORE BOND FUND/VA

	Principal Amount	Value
Residential (Continued)
RALI Trust:
Series 2006-QS13,Cl. 1A8, 6.00%, 9/25/36	$933	$766
Series 2007-QS6,Cl. A28, 5.75%, 4/25/37	11,636	9,811
WaMu Mortgage Pass-Through Certificates Trust:
Series 2003-AR10,Cl. A7, 2.669%, 10/25/33[3]	115,500	117,936
Series 2005-AR14,Cl. 1A4, 2.591%, 12/25/35[3]	228,383	221,338
Series 2005-AR16,Cl. 1A1, 2.599%, 12/25/35[3]	98,507	92,843
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR10,Cl. 1A1, 2.977%, 6/25/35[3]	430,453	448,037
Series 2005-AR13,Cl. 1A5, 3.058%, 5/25/35[3]	108,022	108,366
Series 2005-AR15,Cl. 1A2, 2.993%, 9/25/35[3]	126,572	123,290
Series 2005-AR15,Cl. 1A6, 2.993%, 9/25/35[3]	50,000	47,539
Series 2005-AR4,Cl. 2A2, 2.995%, 4/25/35[3]	303,453	303,843
Series 2006-AR10,Cl. 5A5, 3.08%, 7/25/36[3]	233,070	229,555
Series 2006-AR14,Cl. 1A2, 3.106%, 10/25/36[3]	115,221	107,686
Series 2006-AR2,Cl. 2A3, 2.894%, 3/25/36[3]	102,491	100,804
Series 2006-AR7,Cl. 2A4, 3.088%, 5/25/36[3]	7,593	7,246
Series 2006-AR8,Cl. 2A1, 3.001%, 4/25/36[3]	259,823	254,624
Series 2006-AR8,Cl. 2A4, 3.001%, 4/25/36[3]	113,731	111,418
Series 2007-16,Cl. 1A1, 6.00%, 12/28/37	101,779	105,668
Series 2007-AR3,Cl. A4, 5.895%, 4/25/37[3]	55,714	52,043
Series 2007-AR8,Cl. A1, 3.019%, 11/25/37[3]	164,676	147,377

		5,752,152

Total Mortgage-Backed Obligations (Cost $71,433,355)		70,577,824
U.S. Government Obligations—1.6%
Federal Home Loan Bank Nts., 0.875%, 8/5/19	80,000	79,712
Federal National Mortgage Assn. Nts.:
0.875%, 8/2/19	103,000	102,598
1.00%, 8/28/19	72,000	71,962
1.875%, 9/24/26	503,000	499,946
United States Treasury Nts., 1.50%, 5/31/19[7]	1,438,000	1,462,098

Total U.S. Government Obligations (Cost $2,197,363)		2,216,316
Corporate Bonds and Notes—46.6%
Consumer Discretionary—8.5%
Auto Components—0.1%
BorgWarner, Inc., 4.375% Sr. Unsec. Nts., 3/15/45	109,000	115,324
Johnson Controls, Inc., 1.40% Sr. Unsec. Nts., 11/2/17	66,000	66,112

		181,436
Automobiles—2.1%
Daimler Finance North America LLC, 8.50% Sr. Unsec. Unsub. Nts., 1/18/31	172,000	280,317
Ford Motor Credit Co. LLC, 3.664% Sr. Unsec. Nts., 9/8/24	759,000	783,976
General Motors Co., 6.25% Sr. Unsec. Nts., 10/2/43	303,000	358,593

	Principal Amount	Value
Automobiles (Continued)
General Motors Financial Co., Inc., 3% Sr. Unsec. Nts., 9/25/17	$344,000	$348,554
Harley-Davidson, Inc., 4.625% Sr. Unsec. Nts., 7/28/45	93,000	101,890
Hyundai Capital America, 2.40% Sr. Unsec. Nts., 10/30/18[1]	348,000	352,983
Nissan Motor Acceptance Corp.:
1.55% Sr. Unsec. Nts., 9/13/19[1]	86,000	85,876
2.00% Sr. Unsec. Nts., 3/8/19[1]	251,000	253,370
ZF North America Capital, Inc., 4.75% Sr. Unsec. Nts., 4/29/25[1]	338,000	356,168

		2,921,727
Diversified Consumer Services—0.2%
Service Corp. International, 5.375% Sr. Unsec. Nts., 5/15/24	311,000	331,215
Hotels, Restaurants & Leisure—0.5%
Marriott International, Inc.:
3.25% Sr. Unsec. Nts., 9/15/22	148,000	155,319
6.375% Sr. Unsec. Nts., 6/15/17	314,000	324,524
McDonald’s Corp., 2.75% Sr. Unsec. Nts., 12/9/20	153,000	158,724

		638,567
Household Durables—1.2%
Lennar Corp., 4.75% Sr. Unsec. Nts., 5/30/25	344,000	352,600
Newell Brands, Inc.:
5.00% Sr. Unsec. Nts., 11/15/23[1]	346,000	368,615
5.50% Sr. Unsec. Nts., 4/1/46	81,000	98,734
PulteGroup, Inc., 5% Sr. Unsec. Nts., 1/15/27	359,000	362,375
Toll Brothers Finance Corp., 4.375% Sr. Unsec. Nts., 4/15/23	352,000	362,560
Whirlpool Corp.:
1.35% Sr. Unsec. Nts., 3/1/17	104,000	104,072
1.65% Sr. Unsec. Nts., 11/1/17	85,000	85,280

		1,734,236
Leisure Equipment & Products—0.3%
Mattel, Inc., 1.70% Sr. Unsec. Nts., 3/15/18	371,000	372,270
Media—2.2%
21st Century Fox America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41	79,000	100,779
Charter Communications Operating LLC/ Charter Communications Operating Capital Corp.:
4.464% Sr. Sec. Nts., 7/23/22[1]	154,000	166,504
6.484% Sr. Sec. Nts., 10/23/45[1]	185,000	225,021
Comcast Cable Communications Holdings, Inc., 9.455% Sr. Unsec. Nts., 11/15/22	242,000	340,660
Comcast Corp., 2.35% Sr. Unsec. Nts., 1/15/27	159,000	156,764
Historic TW, Inc., 9.15% Debs., 2/1/23	96,000	130,256
Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	113,000	121,607
Scripps Networks Interactive, Inc., 2.70% Sr. Unsec. Nts., 12/15/16	351,000	351,844
Sky plc:
3.75% Sr. Unsec. Nts., 9/16/24[1]	162,000	171,434
6.10% Sr. Unsec. Nts., 2/15/18[1]	116,000	122,456
Thomson Reuters Corp., 1.65% Sr. Unsec. Nts., 9/29/17	366,000	366,990
Time Warner Cable LLC, 4.50% Sr. Unsec. Unsub. Nts., 9/15/42	126,000	120,966
Time Warner, Inc., 2.95% Sr. Unsec. Nts., 7/15/26	168,000	170,460

5      OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Media (Continued)
Viacom, Inc.:
2.25% Sr. Unsec. Nts., 2/4/22	$70,000	$69,832
2.50% Sr. Unsec. Nts., 12/15/16	155,000	155,385
3.45% Sr. Unsec. Nts., 10/4/26	84,000	84,104
4.375% Sr. Unsec. Nts., 3/15/43	107,000	99,005
Virgin Media Secured Finance plc, 5.25% Sr. Sec. Nts., 1/15/26[1]	227,000	231,540

		3,185,607
Multiline Retail—0.3%
Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23	325,000	351,406
Specialty Retail—1.0%
AutoZone, Inc.:
1.30% Sr. Unsec. Nts., 1/13/17	59,000	59,058
1.625% Sr. Unsec. Nts., 4/21/19	64,000	64,249
Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21	197,000	218,670
L Brands, Inc., 5.625% Sr. Unsec. Nts., 2/15/22	120,000	134,250
Lowe’s Cos, Inc., 3.70% Sr. Unsec. Nts., 4/15/46	152,000	156,768
Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24	355,000	378,028
Sally Holdings LLC/Sally Capital, Inc.,
5.625% Sr. Unsec. Nts., 12/1/25	330,000	356,813
Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24	101,000	97,446

		1,465,282
Textiles, Apparel & Luxury Goods—0.6%
Hanesbrands, Inc., 4.875% Sr. Unsec. Nts., 5/15/26[1]	239,000	245,572
Levi Strauss & Co., 5% Sr. Unsec. Nts., 5/1/25	302,000	316,345
PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	332,000	347,770

		909,687
Consumer Staples—5.0%
Beverages—1.7%
Anheuser-Busch InBev Finance, Inc.:
1.90% Sr. Unsec. Nts., 2/1/19	408,000	412,277
3.65% Sr. Unsec. Nts., 2/1/26	85,000	91,202
4.90% Sr. Unsec. Nts., 2/1/46	82,000	98,755
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	230,000	373,192
Constellation Brands, Inc., 4.75% Sr. Unsec. Nts., 11/15/24	330,000	358,875
Molson Coors Brewing Co.:
2.10% Sr. Unsec. Nts., 7/15/21	309,000	312,214
4.20% Sr. Unsec. Nts., 7/15/46	82,000	86,030
Pernod Ricard SA:
2.95% Sr. Unsec. Nts., 1/15/17[1]	357,000	358,513
4.25% Sr. Unsec. Nts., 7/15/22[1]	252,000	276,011

		2,367,069
Food & Staples Retailing—1.2%
CVS Health Corp., 2.875% Sr. Unsec. Nts., 6/1/26	333,000	338,844
Koninklijke Ahold Delhaize NV, 6.50% Sr. Unsec. Nts., 6/15/17	95,000	98,245
Kroger Co. (The):
2.00% Sr. Unsec. Nts., 1/15/19	15,000	15,199
6.40% Sr. Unsec. Nts., 8/15/17	330,000	345,092
6.90% Sr. Unsec. Nts., 4/15/38	90,000	125,790
Walgreens Boots Alliance, Inc.:
1.75% Sr. Unsec. Nts., 5/30/18	240,000	241,404
3.10% Sr. Unsec. Nts., 6/1/23	360,000	371,983

	Principal Amount	Value
Food & Staples Retailing (Continued)
Wal-Mart Stores, Inc., 4.30% Sr. Unsec. Nts., 4/22/44	$183,000	$216,075

		1,752,632
Food Products—1.5%
Bunge Ltd. Finance Corp.:
3.20% Sr. Unsec. Nts., 6/15/17	140,000	141,831
3.25% Sr. Unsec. Nts., 8/15/26	216,000	217,350
8.50% Sr. Unsec. Nts., 6/15/19	289,000	339,032
Ingredion, Inc., 1.80% Sr. Unsec. Nts., 9/25/17	374,000	374,899
JM Smucker Co. (The), 1.75% Sr. Unsec. Nts., 3/15/18	288,000	289,840
Kraft Heinz Foods Co.:
2.80% Sr. Unsec. Nts., 7/2/20	321,000	332,969
4.375% Sr. Unsec. Nts., 6/1/46	195,000	207,719
TreeHouse Foods, Inc., 6% Sr. Unsec. Nts., 2/15/24[1]	170,000	183,813

		2,087,453
Tobacco—0.6%
Altria Group, Inc., 3.875% Sr. Unsec. Nts., 9/16/46	216,000	225,848
Imperial Brands Finance plc, 2.05% Sr. Unsec. Nts., 7/20/18[1]	357,000	359,598
Reynolds American, Inc., 5.85% Sr. Unsec. Nts., 8/15/45	254,000	330,982

		916,428
Energy—3.8%
Energy Equipment & Services—0.8%
Halliburton Co., 5% Sr. Unsec. Nts., 11/15/45	92,000	101,060
Helmerich & Payne International Drilling Co., 4.65% Sr. Unsec. Nts., 3/15/25	146,000	154,416
Schlumberger Holdings Corp.:
1.90% Sr. Unsec. Nts., 12/21/17[1]	334,000	336,168
4.00% Sr. Unsec. Nts., 12/21/25[1]	194,000	211,432
Sinopec Group Overseas Development 2014 Ltd., 1.75% Sr. Unsec. Nts., 4/10/17[1]	369,000	369,763

		1,172,839
Oil, Gas & Consumable Fuels—3.0%
Anadarko Petroleum Corp.:
4.50% Sr. Unsec. Nts., 7/15/44	64,000	59,082
6.20% Sr. Unsec. Nts., 3/15/40	64,000	73,585
Apache Corp., 4.75% Sr. Unsec. Nts., 4/15/43	107,000	110,439
Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	176,000	184,511
BP Capital Markets plc, 1.676% Sr. Unsec. Nts., 5/3/19	328,000	329,371
Chevron Corp., 1.561% Sr. Unsec. Nts., 5/16/19	352,000	354,029
CNOOC Nexen Finance 2014 ULC, 1.625% Sr. Unsec. Nts., 4/30/17	373,000	373,414
Columbia Pipeline Group, Inc., 4.50% Sr. Unsec. Nts., 6/1/25	168,000	182,897
ConocoPhillips Co.:
4.95% Sr. Unsec. Nts., 3/15/26	42,000	47,439
5.95% Sr. Unsec. Nts., 3/15/46	89,000	113,250
Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	106,000	99,391
EnLink Midstream Partners LP, 4.85% Sr. Unsec. Nts., 7/15/26	87,000	87,763
Enterprise Products Operating LLC:
4.85% Sr. Unsec. Nts., 8/15/42	105,000	109,719
4.90% Sr. Unsec. Nts., 5/15/46	37,000	39,137
Kinder Morgan, Inc., 5.55% Sr. Unsec. Nts., 6/1/45	276,000	284,794

6      OPPENHEIMER CORE BOND FUND/VA

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Noble Energy, Inc., 5.05% Sr. Unsec. Nts., 11/15/44	$92,000	$91,378
ONEOK Partners LP, 4.90% Sr. Unsec. Nts., 3/15/25	156,000	168,186
Origin Energy Finance Ltd., 3.50% Sr. Unsec. Nts., 10/9/18[1]	198,000	201,718
Phillips 66 Partners LP, 3.605% Sr. Unsec. Nts., 2/15/25	303,000	305,434
Regency Energy Partners LP/Regency Energy Finance Corp., 5% Sr. Unsec. Nts., 10/1/22	235,000	248,360
Shell International Finance BV:
1.375% Sr. Unsec. Nts., 5/10/19	264,000	263,354
4.00% Sr. Unsec. Nts., 5/10/46	130,000	133,697
TransCanada PipeLines Ltd., 1.625% Sr. Unsec. Nts., 11/9/17	324,000	324,904
Western Gas Partners LP, 4.65% Sr. Unsec. Nts., 7/1/26	62,000	64,325

		4,250,177
Financials—10.9%
Capital Markets—2.3%
Apollo Management Holdings LP, 4% Sr. Unsec. Nts., 5/30/24[1]	258,000	266,256
Brookfield Asset Management, Inc., 4% Sr. Unsec. Nts., 1/15/25	332,000	341,087
Credit Suisse AG, New York, 3.625% Sr. Unsec. Nts., 9/9/24	199,000	208,014
Credit Suisse Group Funding Guernsey Ltd., 4.55% Sr. Unsec. Nts., 4/17/26[1]	130,000	136,845
E*TRADE Financial Corp., 5.875% Jr. Sub. Perpetual Bonds[3,8]	358,000	371,425
Goldman Sachs Group, Inc. (The):
3.75% Sr. Unsec. Nts., 2/25/26	202,000	212,644
5.15% Sub. Nts., 5/22/45	234,000	256,784
Morgan Stanley:
3.875% Sr. Unsec. Nts., 1/27/26	507,000	540,354
5.00% Sub. Nts., 11/24/25	315,000	352,302
Raymond James Financial, Inc., 3.625% Sr. Unsec. Nts., 9/15/26	202,000	206,629
S&P Global, Inc., 2.50% Sr. Unsec. Nts., 8/15/18	226,000	229,664
UBS Group Funding Jersey Ltd., 4.125% Sr. Unsec. Nts., 4/15/26[1]	205,000	215,816

		3,337,820
Commercial Banks—4.9%
Bank of America Corp.:
3.50% Sr. Unsec. Nts., 4/19/26	324,000	337,603
7.75% Jr. Sub. Nts., 5/14/38	236,000	343,885
BB&T Corp., 2.05% Sr. Unsec. Nts., 5/10/21	360,000	364,020
BPCE SA, 2.65% Sr. Unsec. Nts., 2/3/21	321,000	331,505
Citigroup, Inc.:
4.30% Sub. Nts., 11/20/26	201,000	211,375
4.65% Sr. Unsec. Nts., 7/30/45	250,000	283,180
Citizens Bank NA (Providence RI), 2.55% Sr. Unsec. Nts., 5/13/21	281,000	286,326
Danske Bank AS, 2.80% Sr. Unsec. Nts., 3/10/21[1]	202,000	209,362
Fifth Third Bank (Cincinnati OH), 3.85% Sub. Nts., 3/15/26	206,000	220,111
First Republic Bank, 4.375% Sub. Nts., 8/1/46	150,000	150,012
FirstMerit Bank NA (Akron OH), 4.27% Sub. Nts., 11/25/26	362,000	378,545
HSBC Holdings plc, 2.65% Sr. Unsec. Nts., 1/5/22[2]	294,000	293,543
Huntington Bancshares, Inc., 3.15% Sr. Unsec. Nts., 3/14/21	218,000	226,235

	Principal Amount	Value
Commercial Banks (Continued)
ING Bank NV, 2.75% Sr. Unsec. Nts., 3/22/21[1]	$270,000	$278,999
JPMorgan Chase & Co.:
2.295% Sr. Unsec. Nts., 8/15/21	79,000	79,220
2.70% Sr. Unsec. Nts., 5/18/23	152,000	153,753
6.75% Jr. Sub. Perpetual Bonds, Series S3,8	254,000	283,527
KeyBank NA (Cleveland OH), 3.40% Sub. Nts., 5/20/26	302,000	309,471
Lloyds Banking Group plc, 6.657% Jr. Sub. Perpetual Bonds[1,3,8]	334,000	373,788
Regions Bank (Birmingham AL), 2.25% Sr. Unsec. Nts., 9/14/18	287,000	289,419
Royal Bank of Scotland Group plc, 7.64% Jr. Sub. Perpetual Bonds[3,8]	214,000	208,650
Skandinaviska Enskilda Banken AB, 2.625% Sr. Unsec. Nts., 3/15/21	202,000	207,671
Societe Generale SA, 4.25% Sub. Nts., 8/19/26[1]	285,000	284,220
SunTrust Bank (Atlanta GA), 3.30% Sub. Nts., 5/15/26	151,000	154,449
SunTrust Banks, Inc., 3.50% Sr. Unsec. Nts., 1/20/17	203,000	204,040
Swedbank AB, 2.65% Sr. Unsec. Nts., 3/10/21[1]	216,000	222,956
US Bancorp, 3.10% Sub. Nts., 4/27/26	214,000	221,473

		6,907,338
Consumer Finance—0.8%
Ally Financial, Inc., 4.25% Sr. Unsec. Nts., 4/15/21	346,000	353,353
Capital One Financial Corp., 3.20% Sr. Unsec. Nts., 2/5/25	277,000	282,352
Discover Financial Services:
3.75% Sr. Unsec. Nts., 3/4/25	186,000	188,658
3.95% Sr. Unsec. Nts., 11/6/24	280,000	287,258
Synchrony Financial, 4.50% Sr. Unsec. Nts., 7/23/25	97,000	102,744

		1,214,365
Diversified Financial Services—0.6%
Berkshire Hathaway Energy Co., 2% Sr. Unsec. Nts., 11/15/18	102,000	103,306
Berkshire Hathaway, Inc., 3.125% Sr. Unsec. Nts., 3/15/26	153,000	161,248
Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[1]	189,000	190,679
Voya Financial, Inc., 5.65% Jr. Sub. Nts., 5/15/53[3]	345,000	345,431

		800,664
Equity Real Estate Investment Trusts (REITs)—0.8%
American Tower Corp.:
5.05% Sr. Unsec. Unsub. Nts., 9/1/20	149,000	164,887
5.90% Sr. Unsec. Nts., 11/1/21	200,000	233,565
HCP, Inc., 5.625% Sr. Unsec. Nts., 5/1/17	107,000	109,526
Highwoods Realty LP, 5.85% Sr. Unsec. Nts., 3/15/17	149,000	151,694
Ventas Realty LP, 1.25% Sr. Unsec. Nts., 4/17/17	151,000	150,955
WEA Finance LLC/Westfield UK & Europe Finance plc, 1.75% Sr. Unsec. Nts., 9/15/17[1]	318,000	318,645
Welltower, Inc., 2.25% Sr. Unsec. Nts., 3/15/18	75,000	75,684

		1,204,956
Insurance—1.3%
AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45	220,000	238,692

7      OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Insurance (Continued)
Five Corners Funding Trust, 4.419% Unsec. Nts., 11/15/23[1]	$258,000	$279,170
Manulife Financial Corp., 4.15% Sr. Unsec. Nts., 3/4/26	205,000	224,469
MetLife, Inc., 5.25% Jr. Sub. Perpetual Bonds[3,8]	258,000	259,935
TIAA Asset Management Finance Co. LLC, 4.125% Sr. Unsec. Nts., 11/1/24[1]	326,000	344,453
Travelers Cos., Inc. (The), 3.75% Sr. Unsec. Nts., 5/15/46	276,000	293,233
XLIT Ltd., 6.50% Jr. Sub. Perpetual Bonds[3,8]	212,000	159,501

		1,799,453
Real Estate Investment Trusts (REITs)—0.2%
Liberty Property LP, 5.50% Sr. Unsec. Nts., 12/15/16	228,000	229,862
Health Care—3.8%
Biotechnology—0.8%
AbbVie, Inc.:
3.60% Sr. Unsec. Nts., 5/14/25	184,000	192,784
4.70% Sr. Unsec. Nts., 5/14/45	74,000	80,199
Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45	100,000	118,383
Celgene Corp.:
3.875% Sr. Unsec. Nts., 8/15/25	180,000	193,110
5.00% Sr. Unsec. Nts., 8/15/45	49,000	55,526
Shire Acquisitions Investments Ireland DAC:
1.90% Sr. Unsec. Nts., 9/23/19	354,000	354,580
3.20% Sr. Unsec. Nts., 9/23/26	141,000	141,601

		1,136,183
Health Care Equipment & Supplies—0.8%
Baxter International, Inc., 2.60% Sr. Unsec. Nts., 8/15/26	169,000	167,522
Becton Dickinson & Co.:
1.45% Sr. Unsec. Nts., 5/15/17	384,000	384,691
3.875% Sr. Unsec. Nts., 5/15/24	116,000	125,993
Boston Scientific Corp., 3.85% Sr. Unsec. Nts., 5/15/25	260,000	277,328
Stryker Corp., 3.50% Sr. Unsec. Nts., 3/15/26	124,000	131,698

		1,087,232
Health Care Providers & Services—1.1%
Cardinal Health, Inc., 3.50% Sr. Unsec. Nts., 11/15/24	158,000	168,932
Express Scripts Holding Co., 4.50% Sr. Unsec. Nts., 2/25/26	261,000	286,983
Fresenius Medical Care US Finance II, Inc., 5.875% Sr. Unsec. Nts., 1/31/22[1]	313,000	356,037
Laboratory Corp. of America Holdings, 3.60% Sr. Unsec. Nts., 2/1/25	454,000	477,997
McKesson Corp., 4.883% Sr. Unsec. Nts., 3/15/44	133,000	157,357
Quest Diagnostics, Inc., 3.45% Sr. Unsec. Nts., 6/1/26	145,000	151,488

		1,598,794
Life Sciences Tools & Services—0.4%
Thermo Fisher Scientific, Inc.:
1.30% Sr. Unsec. Nts., 2/1/17	87,000	87,184
2.15% Sr. Unsec. Nts., 12/14/18	138,000	139,611
3.00% Sr. Unsec. Nts., 4/15/23	142,000	145,680
4.15% Sr. Unsec. Nts., 2/1/24	121,000	131,740
5.30% Sr. Unsec. Nts., 2/1/44	45,000	53,949

		558,164

	Principal Amount	Value
Pharmaceuticals—0.7%
Actavis Funding SCS:
3.80% Sr. Unsec. Nts., 3/15/25	$243,000	$257,775
4.75% Sr. Unsec. Nts., 3/15/45	119,000	130,961
Perrigo Finance Unlimited Co., 4.375% Sr. Unsec. Nts., 3/15/26	92,000	96,248
Teva Pharmaceutical Finance Netherlands III BV:
1.70% Sr. Unsec. Nts., 7/19/19	324,000	323,463
2.80% Sr. Unsec. Nts., 7/21/23	146,000	146,648
4.10% Sr. Unsec. Nts., 10/1/46	87,000	87,190

		1,042,285
Industrials—3.4%
Aerospace & Defense—0.6%
BAE Systems Holdings, Inc., 3.85% Sr. Unsec. Nts., 12/15/25[1]	258,000	275,033
Lockheed Martin Corp., 3.55% Sr. Unsec. Nts., 1/15/26	168,000	182,001
Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	180,000	214,051
Textron, Inc., 3.875% Sr. Unsec. Nts., 3/1/25	111,000	117,186
United Technologies Corp., 1.778% Jr. Sub. Nts., 5/4/18[3]	60,000	60,349

		848,620
Building Products—0.2%
Owens Corning, 3.40% Sr. Unsec. Nts., 8/15/26	243,000	244,780
Commercial Services & Supplies—0.6%
Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	312,000	324,521
Republic Services, Inc.:
2.90% Sr. Unsec. Nts., 7/1/26	175,000	177,908
3.80% Sr. Unsec. Nts., 5/15/18	277,000	287,861
Waste Management, Inc., 4.10% Sr. Unsec. Nts., 3/1/45	85,000	93,790

		884,080
Electrical Equipment—0.2%
Sensata Technologies BV, 4.875% Sr. Unsec. Nts., 10/15/23[1]	347,000	362,181
Industrial Conglomerates—0.1%
Roper Technologies, Inc., 3.85% Sr. Unsec. Nts., 12/15/25	170,000	180,245
Machinery—0.4%
Fortive Corp., 1.80% Sr. Unsec. Nts., 6/15/19[1]	360,000	361,201
Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts., 6/15/23	130,000	143,908

		505,109
Professional Services—0.3%
Experian Finance plc, 2.375% Sr. Unsec. Nts., 6/15/17[1]	361,000	362,794
Road & Rail—0.6%
Canadian Pacific Railway Co., 4.80% Sr. Unsec. Nts., 9/15/35	68,000	78,081
ERAC USA Finance LLC, 6.375% Sr. Unsec. Nts., 10/15/17[1]	279,000	292,431
Norfolk Southern Corp., 4.65% Sr. Unsec. Nts., 1/15/46	110,000	127,696
Penske Truck Leasing Co. LP/PTL Finance Corp.:
3.75% Sr. Unsec. Nts., 5/11/17[1]	195,000	197,688
4.25% Sr. Unsec. Nts., 1/17/23[1]	119,000	125,749

		821,645

8      OPPENHEIMER CORE BOND FUND/VA

	Principal Amount	Value
Trading Companies & Distributors—0.4%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 3.95% Sr. Unsec. Nts., 2/1/22	$354,000	$363,293
Air Lease Corp., 3% Sr. Unsec. Nts., 9/15/23	148,000	146,687
		509,980
Information Technology—2.5%
Electronic Equipment, Instruments, & Components—0.2%
Flex Ltd., 4.75% Sr. Unsec. Nts., 6/15/25	290,000	309,463
IT Services—0.5%
Broadridge Financial Solutions, Inc., 3.40% Sr. Unsec. Nts., 6/27/26	174,000	178,943
Fidelity National Information Services, Inc., 1.45% Sr. Unsec. Nts., 6/5/17	297,000	297,146
Xerox Corp.:
2.95% Sr. Unsec. Nts., 3/15/17	130,000	130,783
6.75% Sr. Unsec. Nts., 2/1/17	65,000	66,029
		672,901
Semiconductors & Semiconductor Equipment—0.1%
Intel Corp., 4.90% Sr. Unsec. Nts., 7/29/45	93,000	111,850
Software—0.8%
Activision Blizzard, Inc., 2.30% Sr. Unsec. Nts., 9/15/21[1]	334,000	335,233
Autodesk, Inc.:
1.95% Sr. Unsec. Nts., 12/15/17	279,000	280,760
4.375% Sr. Unsec. Nts., 6/15/25	110,000	116,805
Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[1]	236,000	241,900
Oracle Corp., 2.40% Sr. Unsec. Nts., 9/15/23	211,000	212,962
		1,187,660
Technology Hardware, Storage & Peripherals—0.9%
Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45	198,000	219,598
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
3.48% Sr. Sec. Nts., 6/1/19[1]	355,000	365,288
6.02% Sr. Sec. Nts., 6/15/26[1]	240,000	263,742
Hewlett Packard Enterprise Co.:
2.45% Sr. Unsec. Nts., 10/5/17[1]	238,000	239,961
6.35% Sr. Unsec. Nts., 10/15/45[1]	149,000	154,591
		1,243,180
Materials—3.2%
Chemicals—1.3%
Agrium, Inc.:
3.375% Sr. Unsec. Nts., 3/15/25	151,000	155,936
4.125% Sr. Unsec. Nts., 3/15/35	75,000	74,111
Eastman Chemical Co.:
2.40% Sr. Unsec. Nts., 6/1/17	42,000	42,306
4.65% Sr. Unsec. Nts., 10/15/44	92,000	94,545
Ecolab, Inc., 2% Sr. Unsec. Nts., 1/14/19	338,000	342,098
PolyOne Corp., 5.25% Sr. Unsec. Nts., 3/15/23	344,000	357,801
RPM International, Inc., 3.45% Sr. Unsec. Unsub. Nts., 11/15/22	285,000	292,316
Valspar Corp. (The):
3.30% Sr. Unsec. Nts., 2/1/25	103,000	105,230
3.95% Sr. Unsec. Nts., 1/15/26	152,000	160,846
Yara International ASA, 3.80% Sr. Unsec. Nts., 6/6/26[1]	215,000	222,493
		1,847,682
Construction Materials—0.5%
CRH America, Inc., 5.125% Sr. Unsec. Nts., 5/18/45[1]	245,000	275,829

	Principal Amount	Value
Construction Materials (Continued)
James Hardie International Finance Ltd., 5.875% Sr. Unsec. Nts., 2/15/23[1]	$364,000	$387,660
LafargeHolcim Finance US LLC, 3.50% Sr. Unsec. Nts., 9/22/26[1]	85,000	86,867
		750,356
Containers & Packaging—0.5%
Ball Corp., 5.25% Sr. Unsec. Nts., 7/1/25	15,000	16,219
International Paper Co.:
3.00% Sr. Unsec. Nts., 2/15/27	166,000	166,262
4.80% Sr. Unsec. Nts., 6/15/44	153,000	162,507
Packaging Corp. of America:
3.65% Sr. Unsec. Nts., 9/15/24	94,000	98,058
4.50% Sr. Unsec. Nts., 11/1/23	253,000	278,265
		721,311
Metals & Mining—0.7%
BHP Billiton Finance USA Ltd., 1.625% Sr. Unsec. Nts., 2/24/17	352,000	352,691
Glencore Finance Canada Ltd., 3.60% Sr. Unsec. Nts., 1/15/17[1]	302,000	302,383
Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44	101,000	109,550
Rio Tinto Finance USA Ltd., 3.75% Sr. Unsec. Nts., 6/15/25	143,000	154,214
		918,838
Paper & Forest Products—0.2%
Georgia-Pacific LLC, 2.539% Sr. Unsec. Nts., 11/15/19[1]	78,000	79,763
Louisiana-Pacific Corp., 4.875% Sr. Unsec. Nts., 9/15/24[1]	186,000	186,465
		266,228
Telecommunication Services—2.5%
Diversified Telecommunication Services—2.4%
AT&T, Inc.:
2.80% Sr. Unsec. Nts., 2/17/21	367,000	378,029
4.35% Sr. Unsec. Nts., 6/15/45	281,000	278,046
British Telecommunications plc, 9.375% Sr. Unsec. Nts., 12/15/30	247,000	401,066
CenturyLink, Inc., Series Y, 7.50% Sr. Unsec. Nts., 4/1/24	340,000	363,800
Deutsche Telekom International Finance BV, 2.25% Sr. Unsec. Nts., 3/6/17[1]	349,000	350,354
Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38	10,000	11,000
Telefonica Emisiones SAU:
3.192% Sr. Unsec. Nts., 4/27/18	347,000	355,313
7.045% Sr. Unsec. Unsub. Nts., 6/20/36	95,000	125,217
Verizon Communications, Inc.:
1.75% Sr. Unsec. Nts., 8/15/21	247,000	244,601
4.125% Sr. Unsec. Nts., 8/15/46	294,000	296,104
4.50% Sr. Unsec. Nts., 9/15/20	409,000	449,259
4.522% Sr. Unsec. Nts., 9/15/48	211,000	224,659
		3,477,448
Wireless Telecommunication Services—0.1%
Rogers Communications, Inc., 3.625% Sr. Unsec. Nts., 12/15/25	68,000	73,949
Utilities—3.0%
Electric Utilities—2.4%
AEP Texas Central Co., 3.85% Sr. Unsec. Nts., 10/1/25[1]	177,000	191,692
Cleco Corporate Holdings LLC, 3.743% Sr. Sec. Nts., 5/1/26[1]	176,000	183,682
Edison International, 2.95% Sr. Unsec. Nts., 3/15/23	208,000	215,171
Enel Finance International NV, 6.25% Sr. Unsec. Nts., 9/15/17[1]	333,000	347,759

9      OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Electric Utilities (Continued)
Exelon Corp., 4.45% Sr. Unsec. Nts., 4/15/46	$85,000	$91,928
Indiana Michigan Power Co., Series K, 4.55% Sr. Unsec. Nts., 3/15/46	70,000	79,322
ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43	78,000	93,022
NextEra Energy Capital Holdings, Inc., 1.586% Sr. Unsec. Nts., 6/1/17	369,000	369,727
Pennsylvania Electric Co., 5.20% Sr. Unsec. Nts., 4/1/20	73,000	78,988
PPL Capital Funding, Inc., 3.50% Sr. Unsec. Unsub. Nts., 12/1/22	204,000	216,801
PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[1]	444,000	495,131
Public Service Co. of New Mexico, 7.95% Sr. Unsec. Nts., 5/15/18	307,000	337,276
Southern Power Co., 1.85% Sr. Unsec. Nts., 12/1/17	328,000	330,173
Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[1]	231,000	246,868
Xcel Energy, Inc., 3.30% Sr. Unsec. Nts., 6/1/25	167,000	176,596

		3,454,136
Multi-Utilities—0.6%
CenterPoint Energy, Inc., 5.95% Sr. Unsec. Nts., 2/1/17	327,000	331,885
CMS Energy Corp.: 3.875% Sr. Unsec. Nts., 3/1/24	202,000	220,870
5.05% Sr. Unsec. Unsub. Nts., 3/15/22	99,000	113,077
NiSource Finance Corp., 4.80% Sr. Unsec. Nts., 2/15/44	148,000	168,188

		834,020

Total Corporate Bonds and Notes (Cost $63,407,280)		66,143,603
Short-Term Notes—20.0%
Banks—4.1%
Bank of Montreal, 0.902%, 12/21/16	630,000	628,856
Bank of Nova Scotia (The), 0.751%, 11/25/16[9]	640,000	639,267
DNB Bank ASA, 0.772%, 12/27/16[9]	630,000	628,907
Mizuho Bank Ltd., 0.872%, 11/18/16[9]	640,000	639,257
Nordea Bank AB, 0.676%, 10/31/16[9]	570,000	569,679
Sumitomo Mitsui Banking Corp., 0.782%, 11/18/16[1,9]	640,000	639,334
Svenska Handelsbanken AB, 0.772%, 11/23/16[1,9]	570,000	569,354
The Bank of Tokyo-Mitsubishi UFJ Ltd., 0.832%, 11/23/16[1]	640,000	639,218
Westpac Banking Corp., 0.751%, 12/19/16[9]	630,000	628,901

		5,582,773

Leasing & Factoring—3.0%
American Honda Motor Co., Inc., 0.611%, 11/9/16	640,000	639,577
BMW US Capital LLC, 0.591%, 12/19/16[9]	630,000	629,115
Harley-Davidson, Inc., 0.741%, 11/16/16[9]	420,000	419,603
Hitachi Capital America Corp., 0.881%, 10/14/16	630,000	629,800
Hyundai Capital America, 0.75%, 10/17/16[9]	630,000	629,790
Nissan Motor Acceptance Corp., 0.812%, 11/28/16[9]	640,000	639,165
Toyota Motor Corp., 0.781%, 11/7/16	640,000	639,487

		4,226,537

Chemicals—1.7%
Air Liquide US LLC, 0.902%, 11/4/16[1,9]	640,000	639,456

	Principal Amount	Value
Chemicals (Continued)
BASF SE, 0.661%, 11/21/16[9]	$640,000	$639,402
Eastman Chemical Co., 0.69%, 10/7/16[9]	280,000	279,968
Potash Corp., 0.771%, 10/12/16[9]	640,000	639,849

		2,198,675

Receivables Finance—0.5%
Old Line Funding LLC, 0.651%, 10/25/16[9]	640,000	639,723
Electric Utilities—1.5%
Ameren Illinois, 0.58%, 10/3/16	630,000	629,980
Duke Energy Corp., 0.811%, 10/27/16[9]	280,000	279,836
Eversource Energy, 0.63%, 10/6/16[9]	630,000	629,945
Sempra Energy, 0.871%, 10/4/16[9]	640,000	639,954

		2,179,715

Personal Products—0.9%
Procter & Gamble Co., 0.501%, 12/1/16[9]	625,000	624,468
Reckitt Benckiser Group plc, 0.651%, 12/1/16[9]	640,000	639,390

		1,263,858

Commercial Services & Supplies—0.2%
Equifax, Inc., 0.852%, 11/17/16[1,9]	280,000	279,689
Software—0.6%
Microsoft Corp., 0.50%, 11/29/16[1,9]	630,000	629,484
Thomson Reuters Corp., 0.851%, 10/11/16	280,000	279,934

		909,418

Household Durables—0.4%
Ehhett & Platt, 0.71%, 10/11/16[9]	630,000	629,876
Electronic Equipment & Instruments—0.4%
Amphenol Corp., 0.75%, 10/12/16	630,000	629,856
Water Utilities—0.4%
American Water Capital Corp., 0.671%, 10/24/16[9]	630,000	629,730
Household Products—0.4%
Church & Dwight Co., Inc., 0.711%, 11/14/16[9]	630,000	629,453
Oil, Gas & Consumable Fuels—1.3%
Chevron Corp., 0.586%, 12/20/16	560,000	559,318
Exxon Mobil Corp., 0.521%, 12/12/16	490,000	489,502
Total Capital Canada Ltd., 0.661%, 12/19/16[9]	630,000	629,157

		1,677,977

Computers & Peripherals—0.7%
Apple, Inc., 0.546%, 12/12/16[9]	630,000	629,404
HP, Inc., 0.82%, 10/11/16	280,000	279,936

		909,340

Beverages—0.5%
Coca-Cola Co., 0.511%, 12/14/16[9]	630,000	629,278
Commercial Finance—0.4%
Caterpillar, Inc., 0.55%, 11/10/16	630,000	629,615
Specialty Retail—0.6%
Hasbro, Inc., 0.60%, 10/3/16[9]	280,000	279,991
RELX Group, 0.59%, 10/3/16[9]	630,000	629,979

		909,970

Tobacco—0.4%
BAT International Finance plc, 0.801%, 10/20/16[9]	630,000	629,734
Telephone Utilities—0.3%
Bell Canada, 0.902%, 12/15/16[9]	630,000	628,850
Multi-Utilities—0.6%
DTE Capital Corp., 0.60%, 10/3/16	630,000	629,979
Virginia Electric & Power Co., 0.791%, 12/5/16[9]	280,000	279,579

		909,558

Food Products—0.4%
General Mills, Inc., 0.62%, 10/13/16[9]	630,000	629,870
Pharmaceuticals—0.4%
Novartis Finance Corp., 0.52%, 12/2/16[9]	630,000	629,418

10      OPPENHEIMER CORE BOND FUND/VA

	Principal Amount	Value
Special Purpose Financial—0.3%
Omnicom Group, Inc., 0.801%, 11/7/16[9]	$420,000	$419,673

Total Short-Term Notes (Cost $28,402,265)		28,402,586
Certificate of Deposit—0.5%
DBS Bank Ltd., 0.631%, 10/11/16 (Cost $639,888)	640,000	639,888

	Shares	Value
Investment Company—1.8%
Oppenheimer Institutional Government
Money Market Fund, Cl. E, 0.28%[10,11] (Cost $2,527,127)	2,527,127	$2,527,127

	Counterparty		Exercise Price		Expiration Date		Contracts
Over-the-Counter Option Purchased—0.0%
United States Treasury Bonds, 1.50%, 8/26 Put[12] (Cost $67,901)	BOA	USD	98.184		3/23/17	USD	3,880,000	54,260

	Counterparty	Buy /Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional Amount (000’s)
Over-the-Counter Credit Default Swaptions Purchased—0.0%
Credit Default Swap maturing 12/21/16 Call[12]	JPM	Buy	CDX.NA.HY.26	5.000%	12/21/16	USD	1,961	16,149
Credit Default Swap
maturing 12/21/16 Call[12]	JPM	Buy	CDX.NA.HY.26	5.000	12/21/16	USD	2,278	18,760
Credit Default Swap
maturing 12/21/16 Call[12]	JPM	Buy	CDX.NA.HY.26	5.000	12/21/16	USD	2,278	18,760
Total Over-the-Counter Credit Default Swaptions Purchased (Cost $103,816)								53,669
Total Investments, at Value (Cost $183,949,758)							131.1%	185,895,554
Net Other Assets (Liabilities)							(31.1)	(44,058,416)
Net Assets							100.0%	$141,837,138

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $30,164,268 or 21.27% of the Fund’s net assets at period end.

2. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 3 of the accompanying Notes.

3. Represents the current interest rate for a variable or increasing rate security.

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $1,846,590 or 1.30% of the Fund’s net assets at period end.

5. Interest rate is less than 0.0005%.

6. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $104,940 or 0.07% of the Fund’s net assets at period end.

7. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $35,587. See Note 5 of the accompanying Notes.

8. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

9. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $21,097,528 or 14.87% of the Fund’s net assets, and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

10. Rate shown is the 7-day yield at period end.

11. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2015	Additions	Reductions	September 30, 2016
Oppenheimer Institutional Government Money Market Fund, Cl. Ea	24,144,526	139,982,169	161,599,568	2,527,127

			Value	Income
Oppenheimer Institutional Government Money Market Fund, Cl. Ea			$2,527,127	$54,076

                a. Prior to September 28, 2016, this Fund was named Oppenheimer Institutional Money Market Fund.

12. Non-income producing security.

Futures Contracts as of September 30, 2016
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)
United States Treasury Long Bonds	CBT	Sell	12/20/16	33	$5,549,156	$95,419
United States Treasury Nts., 10 yr.	CBT	Sell	12/20/16	11	1,442,375	4,326
United States Treasury Nts., 2 yr.	CBT	Buy	12/30/16	53	11,578,844	9,918
United States Treasury Nts., 5 yr.	CBT	Sell	12/30/16	4	486,063	549
United States Ultra Bonds	CBT	Buy	12/20/16	67	12,319,625	(244,975)
						$(134,763)

11      OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Options Written at September 30, 2016

Description	Counterparty	Exercise Price		Expiration Date	Number of Contracts		Premiums Received	Value

United States Treasury Bonds, 1.50%, 8/26 Put	BOA	USD	95.734	3/23/17	USD	(3,880,000)	$29,100	$(24,181)

Over-the-Counter Credit Default Swaptions Written at September 30, 2016

Description	Counterparty	Buy/Sell Protection	Reference Asset	Fixed Rate	Expiration Date		Notional Amount (000’s)	Premiums Received	Value

Credit Default Swap maturing 6/20/21 Call	JPM	Buy	CDX.NA.HY.26	5.000%	12/21/16	USD	2,278	$12,302	$(5,510)

Credit Default Swap maturing 6/20/21 Call	JPM	Buy	CDX.NA.HY.26	5.000	12/21/16	USD	2,278	12,301	(5,510)

Credit Default Swap maturing 6/20/21 Call	JPM	Buy	CDX.NA.HY.26	5.000	12/21/16	USD	1,961	10,197	(4,743)

Total of Over-the-Counter Credit Default Swaptions Written								$34,800	$(15,763)

Glossary:
Counterparty Abbreviations
BOA	Bank of America NA
JPM	JPMorgan Chase Bank NA

Definitions
CDX.NA.HY.26	Markit CDX North American High Yield

Exchange Abbreviations
CBT	Chicago Board of Trade

12      OPPENHEIMER CORE BOND FUND/VA

NOTES TO STATEMENT OF INVESTMENTS September 30, 2016 Unaudited

1. Organization

Oppenheimer Core Bond Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

13      OPPENHEIMER CORE BOND FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

2. Securities Valuation (Continued)

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

    The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$15,280,281	$—	$15,280,281
Mortgage-Backed Obligations	—	70,530,368	47,456	70,577,824

14      OPPENHEIMER CORE BOND FUND/VA

2. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Investments, at Value: (Continued)
U.S. Government Obligations	$—	$2,216,316	$—	$2,216,316
Corporate Bonds and Notes	—	66,143,603	—	66,143,603
Short-Term Notes	—	28,402,586	—	28,402,586
Certificate of Deposit	—	639,888	—	639,888
Investment Company	2,527,127	—	—	2,527,127
Over-the-Counter Option Purchased	—	54,260	—	54,260
Over-the-Counter Credit Default Swaptions Purchased	—	53,669	—	53,669

Total Investments, at Value	2,527,127	183,320,971	47,456	185,895,554
Other Financial Instruments:
Futures contracts	110,212	—	—	110,212

Total Assets	$2,637,339	$183,320,971	$47,456	$186,005,766

Liabilities Table
Other Financial Instruments:
Futures contracts	$(244,975)	$—	$—	$(244,975)
Options written, at value	—	(24,181)	—	(24,181)
Swaptions written, at value	—	(15,763)	—	(15,763)

Total Liabilities	$(244,975)	$(39,944)	$—	$(284,919)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.
Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

15      OPPENHEIMER CORE BOND FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Investments and Risks (Continued)

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$55,664,034
Sold securities	10,082,775

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

4. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

5. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

    Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type,

16      OPPENHEIMER CORE BOND FUND/VA

5. Use of Derivatives (Continued)

below.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the reporting period, the Fund had an ending monthly average market value of $17,804,633 and $13,034,913 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on treasury and/or euro futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $47,561 and $5,665 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on treasury and/or euro futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $4,555 on written put options.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

17      OPPENHEIMER CORE BOND FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Use of Derivatives (Continued)

	Number of Contracts	Amount of Premiums

Options outstanding as of December 31, 2015	—	$—
Options written	3,880,856	61,628
Options exercised	(856)	(32,528)

Options outstanding as of September 30, 2016	3,880,000	$29,100

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Statement of Investments and the Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Statement of Investments and their value is reported as a separate asset or liability line item in the Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund has written swaptions which give it the obligation, if exercised by the purchaser, to buy credit protection through credit default swaps in order to decrease exposure to the credit risk of individual issuers and/or, indexes of issuers. A written swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset increases.

During the reporting period, the Fund had an ending monthly average market value of $12,689 and $4,110 on purchased and written swaptions, respectively.

Written swaption activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums

Swaptions outstanding as of December 31, 2015	—	$—
Swaptions written	6,517,000	34,800

Swaptions outstanding as of September 30, 2016	6,517,000	$34,800

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

    To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

18      OPPENHEIMER CORE BOND FUND/VA

5. Use of Derivatives (Continued)

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$183,950,565
Federal tax cost of other investments	(7,406,731)

Total federal tax cost	$176,543,834

Gross unrealized appreciation	$4,770,913
Gross unrealized depreciation	(2,936,731)

Net unrealized appreciation	$1,834,182

19      OPPENHEIMER CORE BOND FUND/VA

STATEMENT OF INVESTMENTS September 30, 2016 Unaudited

	Shares	Value
Common Stocks—97.7%
Consumer Discretionary—14.5%
Automobiles—0.8%
Suzuki Motor Corp.	550,100	$18,415,591
Hotels, Restaurants & Leisure—0.8%
International Game Technology plc	799,131	19,482,814
Internet & Direct Marketing Retail—1.7%
JD.com, Inc., ADR[1]	1,154,981	30,133,454
Rakuten, Inc.	908,800	11,821,772
		41,955,226
Leisure Products—0.6%
Nintendo Co. Ltd.	53,700	14,209,354
Media—2.7%
Walt Disney Co. (The)	476,820	44,277,505
Zee Entertainment Enterprises Ltd.	2,656,907	21,809,078
		66,086,583
Specialty Retail—3.5%
Industria de Diseno Textil SA	1,470,073	54,496,414
Tiffany & Co.	400,610	29,096,304
		83,592,718
Textiles, Apparel & Luxury Goods—4.4%
Brunello Cucinelli SpA	441,959	8,590,643
Kering	187,320	37,746,837
LVMH Moet Hennessy Louis Vuitton SE	306,440	52,241,218
Tod’s SpA	117,609	6,209,425
		104,788,123
Consumer Staples—5.5%
Food Products—2.9%
Nestle SA	281,904	22,212,239
Unilever plc	969,523	45,962,197
		68,174,436
Household Products—2.6%
Colgate-Palmolive Co.	847,280	62,817,339
Energy—1.6%
Energy Equipment & Services—1.0%
Technip SA	373,430	22,933,660
Oil, Gas & Consumable Fuels—0.6%
Repsol SA	1,104,926	14,995,493
Financials—20.3%
Capital Markets—7.2%
Credit Suisse Group AG1	641,354	8,390,746
Goldman Sachs Group, Inc. (The)	193,650	31,229,936
S&P Global, Inc.	703,740	89,065,334
UBS Group AG	3,199,800	43,449,012
		172,135,028
Commercial Banks—6.1%
Banca Monte dei Paschi di Siena SpA[1]	5,863,100	1,227,208
Banco Bilbao Vizcaya Argentaria SA	2,992,615	18,092,960
Citigroup, Inc.	1,184,990	55,967,078
ICICI Bank Ltd., Sponsored ADR	4,004,350	29,912,494
Societe Generale SA	718,559	24,797,904
Sumitomo Mitsui Financial Group, Inc.	507,600	17,107,611
		147,105,255
Insurance—5.4%
Allianz SE	265,112	39,351,321
Dai-ichi Life Insurance Co. Ltd. (The)	2,043,100	28,042,145
FNF Group	584,410	21,570,573
Prudential plc	2,263,767	40,178,428
		129,142,467
Real Estate Management & Development—1.6%
DLF Ltd.	17,982,934	39,742,807

	Shares	Value
Health Care—15.1%
Biotechnology—6.1%
ACADIA Pharmaceuticals, Inc.[1]	607,650	$19,329,346
Biogen, Inc.[1]	92,670	29,008,490
BioMarin Pharmaceutical, Inc.[1]	206,220	19,079,474
Bluebird Bio, Inc.[1]	108,400	7,347,352
Circassia Pharmaceuticals plc[1]	4,471,614	5,477,109
Gilead Sciences, Inc.	336,450	26,619,924
Ionis Pharmaceuticals, Inc.[1]	301,620	11,051,357
MacroGenics, Inc.[1]	414,700	12,403,677
Sage Therapeutics, Inc.[1]	242,690	11,175,875
Vertex Pharmaceuticals, Inc.[1]	73,170	6,381,156
		147,873,760
Health Care Equipment & Supplies—1.5%
Zimmer Biomet Holdings, Inc.	277,050	36,022,041
Health Care Providers & Services—4.6%
Aetna, Inc.	599,500	69,212,275
Anthem, Inc.	322,805	40,450,694
		109,662,969
Pharmaceuticals—2.9%
Bayer AG	309,467	31,084,075
Roche Holding AG	90,256	22,359,669
Shire plc	247,250	15,980,965
		69,424,709
Industrials—12.6%
Aerospace & Defense—2.6%
Airbus Group SE	942,480	57,009,469
Embraer SA, Sponsored ADR	283,493	4,893,089
		61,902,558
Air Freight & Couriers—1.6%
United Parcel Service, Inc., Cl. B	351,290	38,417,074
Building Products—1.5%
Assa Abloy AB, Cl. B	1,814,657	36,846,115
Construction & Engineering—0.3%
FLSmidth & Co. AS	211,122	7,941,225
Electrical Equipment—3.5%
Emerson Electric Co.	371,840	20,268,998
Nidec Corp.	550,700	50,665,007
Prysmian SpA	508,153	13,315,409
		84,249,414
Industrial Conglomerates—2.3%
3M Co.	224,480	39,560,110
Siemens AG	133,512	15,629,318
		55,189,428
Machinery—0.8%
FANUC Corp.	105,800	17,906,318
Information Technology—25.3%
Communications Equipment—0.1%
Telefonaktiebolaget LM Ericsson, Cl. B	255,273	1,842,309
Electronic Equipment, Instruments, & Components—6.1%
Keyence Corp.	75,711	55,103,771
Kyocera Corp.	631,700	30,305,641
Murata Manufacturing Co. Ltd.	460,100	60,012,692
		145,422,104
Internet Software & Services—9.1%
Alphabet, Inc., Cl. A1	76,940	61,864,376
Alphabet, Inc., Cl. C1	79,802	62,029,297
eBay, Inc.[1]	507,280	16,689,512
Facebook, Inc., Cl. A1	443,510	56,889,028
Twitter, Inc.[1]	968,290	22,319,084
		219,791,297
IT Services—1.3%
Earthport plc[1]	11,701,573	2,201,398

1      OPPENHEIMER GLOBAL FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
IT Services (Continued)
PayPal Holdings, Inc.[1]	713,680	$29,239,470
		31,440,868
Semiconductors & Semiconductor Equipment—2.1%
Maxim Integrated Products, Inc.	1,292,725	51,618,509
Software—6.6%
Adobe Systems, Inc.[1]	383,233	41,596,110
Intuit, Inc.	507,190	55,795,972
SAP SE	659,043	59,965,017
		157,357,099
Materials—1.0%
Chemicals—1.0%
Linde AG	145,166	24,670,261

	Shares	Value
Telecommunication Services—1.8%
Wireless Telecommunication Services—1.8%
KDDI Corp.	1,408,200	$43,333,923
Total Common Stocks (Cost $1,309,582,473)		2,346,488,875
Preferred Stocks—1.8%
Bayerische Motoren Werke (BMW) AG, Preference	570,551	42,058,608
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.	7,925,360	1,126,073
Total Preferred Stocks (Cost $18,191,563)		43,184,681
Investment Company—0.4%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.28%[2,3] (Cost $9,487,627)	9,487,627	9,487,627
Total Investments, at Value (Cost $1,337,261,663)	99.9%	2,399,161,183
Net Other Assets (Liabilities)	0.1	2,783,362
Net Assets	100.0%	$2,401,944,545

Footnotes to Statement of Investments

1. Non-income producing security.

2. Rate shown is the 7-day yield at period end.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2015	Gross Additions	Gross Reductions	Shares September 30, 2016
Oppenheimer Institutional Government Money Market Fund, Cl. Ea	20,379,539	283,160,254	294,052,166	9,487,627
			Value	Income
Oppenheimer Institutional Government Money Market Fund, Cl. Ea			$ 9,487,627	$ 82,728

a. Prior to September 28, 2016, this fund was named Oppenheimer Institutional Money Market Fund.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:
Geographic Holdings Unaudited	Value	Percent

United States	$1,127,880,899	47.0%
Japan	346,923,825	14.5
Germany	212,758,601	8.9
France	194,729,087	8.1
United Kingdom	113,301,945	4.7
Switzerland	96,411,665	4.0
India	92,590,452	3.9
Spain	87,584,867	3.6
Sweden	38,688,424	1.6
China	30,133,454	1.3
Italy	29,342,685	1.2
Ireland	15,980,965	0.7
Denmark	7,941,225	0.3
Brazil	4,893,089	0.2

Total	$2,399,161,183	100.0%

2      OPPENHEIMER GLOBAL FUND/VA

NOTES TO STATEMENT OF INVESTMENTS September 30, 2016 Unaudited

1. Organization

Oppenheimer Global Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

3      OPPENHEIMER GLOBAL FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$122,990,077	$ 225,540,332	$ —	$ 348,530,409
Consumer Staples	62,817,339	68,174,436	—	130,991,775
Energy	—	37,929,153	—	37,929,153
Financials	227,745,415	260,380,142	—	488,125,557
Health Care	288,081,661	74,901,818	—	362,983,479
Industrials	103,139,271	199,312,861	—	302,452,132
Information Technology	398,041,358	209,430,828	—	607,472,186
Materials	—	24,670,261	—	24,670,261

4      OPPENHEIMER GLOBAL FUND/VA

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Common Stocks (Continued)
Telecommunication Services	$—	$ 43,333,923	$ —	$43,333,923
Preferred Stocks	1,126,073	42,058,608	—	43,184,681
Investment Company	9,487,627	—	—	9,487,627
Total Assets	$1,213,428,821	$ 1,185,732,362	$ —	$2,399,161,183

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

5      OPPENHEIMER GLOBAL FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$1,352,618,021
Federal tax cost of other investments	318,166

Total federal tax cost	$1,352,936,187

Gross unrealized appreciation	$1,135,241,646
Gross unrealized depreciation	(89,354,724)

Net unrealized appreciation	$1,045,886,922

6      OPPENHEIMER GLOBAL FUND/VA

STATEMENT OF INVESTMENTS September 30, 2016 Unaudited

	Shares	Value
Common Stocks—98.8%
Consumer Discretionary—10.4%
Auto Components—0.6%
Delphi Automotive plc	109,620	$7,818,098
Hotels, Restaurants & Leisure—1.8%
McDonald’s Corp.	208,020	23,997,187
Internet & Direct Marketing Retail—1.0%
Amazon.com, Inc.[1]	15,600	13,062,036
Media—3.4%
Comcast Corp., Cl. A	657,475	43,616,892
Specialty Retail—3.6%
AutoZone, Inc.[1]	18,970	14,575,410
CarMax, Inc.[1]	81,360	4,340,556
Home Depot, Inc. (The)	211,047	27,157,528
		46,073,494
Consumer Staples—10.6%
Beverages—2.8%
PepsiCo, Inc.	329,250	35,812,522
Food Products—5.2%
Kraft Heinz Co. (The)	338,930	30,337,624
Mondelez International, Inc., Cl. A	849,940	37,312,366
		67,649,990
Tobacco—2.6%
Philip Morris International, Inc.	345,539	33,593,302
Energy—6.5%
Oil, Gas & Consumable Fuels—6.5%
Chevron Corp.	326,077	33,559,845
HollyFrontier Corp.	248,694	6,093,003
Magellan Midstream Partners LP2	213,800	15,124,212
Noble Energy, Inc.	320,395	11,450,917
Suncor Energy, Inc.	627,210	17,423,894
		83,651,871
Financials—18.9%
Capital Markets—4.8%
Bank of New York Mellon Corp. (The)	449,190	17,913,697
CME Group, Inc., Cl. A	298,240	31,172,045
S&P Global, Inc.	106,061	13,423,080
		62,508,822
Commercial Banks—5.0%
Citigroup, Inc.	726,948	34,333,754
SunTrust Banks, Inc.	340,090	14,895,942
US Bancorp	342,770	14,701,405
		63,931,101
Consumer Finance—2.1%
American Express Co.	154,960	9,923,639
Discover Financial Services	304,593	17,224,734
		27,148,373
Diversified Financial Services—2.8%
Berkshire Hathaway, Inc., Cl. B1	246,900	35,669,643
Insurance—2.6%
Marsh & McLennan Cos., Inc.	133,370	8,969,132
MetLife, Inc.	218,750	9,719,063
Progressive Corp. (The)	476,880	15,021,720
		33,709,915
Real Estate Investment Trusts (REITs)—1.6%
Mid-America Apartment Communities, Inc.	101,860	9,573,821
Simon Property Group, Inc.	53,270	11,027,423
		20,601,244
Health Care—14.5%
Biotechnology—1.0%
Celgene Corp.[1]	118,900	12,428,617

	Shares	Value
Health Care Equipment & Supplies—1.9%
Boston Scientific Corp.[1]	639,820	$15,227,716
Stryker Corp.	78,330	9,118,395
		24,346,111
Health Care Providers & Services—5.6%
Express Scripts Holding Co.[1]	373,957	26,375,187
Humana, Inc.	57,940	10,249,007
McKesson Corp.	77,760	12,966,480
UnitedHealth Group, Inc.	166,080	23,251,200
		72,841,874
Health Care Technology—0.7%
Cerner Corp.[1]	159,140	9,826,895
Life Sciences Tools & Services—0.5%
Agilent Technologies, Inc.	138,250	6,510,192
Pharmaceuticals—4.8%
Johnson & Johnson	212,920	25,152,240
Merck & Co., Inc.	382,550	23,874,945
Mylan NV1	228,300	8,702,796
Valeant Pharmaceuticals International, Inc.[1]	171,930	4,220,882
		61,950,863
Industrials—12.3%
Aerospace & Defense—1.8%
Lockheed Martin Corp.	52,370	12,554,136
United Technologies Corp.	109,280	11,102,848
		23,656,984
Commercial Services & Supplies—2.3%
Johnson Controls International plc	332,975	15,493,327
Republic Services, Inc., Cl. A	108,870	5,492,491
Waste Connections, Inc.	106,655	7,967,129
		28,952,947
Industrial Conglomerates—4.0%
General Electric Co.	1,744,930	51,684,827
Machinery—1.1%
Deere & Co.	169,060	14,429,271
Professional Services—1.2%
Nielsen Holdings plc	296,760	15,897,433
Road & Rail—1.9%
Canadian National Railway Co.	173,510	11,347,554
Canadian Pacific Railway Ltd.	83,800	12,796,260
		24,143,814
Information Technology—18.5%
Communications Equipment—0.7%
Cisco Systems, Inc.	312,790	9,921,699
Internet Software & Services—6.7%
Alphabet, Inc., Cl. C1	79,617	61,885,498
Facebook, Inc., Cl. A1	190,260	24,404,650
		86,290,148
IT Services—3.8%
Amdocs Ltd.	367,450	21,256,983
PayPal Holdings, Inc.[1]	434,730	17,810,888
Xerox Corp.	973,907	9,865,678
		48,933,549
Semiconductors & Semiconductor Equipment—0.9%
Applied Materials, Inc.	380,090	11,459,714
Technology Hardware, Storage & Peripherals—6.4%
Apple, Inc.	631,896	71,435,843
Western Digital Corp.	189,810	11,098,190
		82,534,033
Materials—2.2%
Chemicals—1.5%
EI du Pont de Nemours & Co.	125,530	8,406,744

1      OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Chemicals (Continued)
PPG Industries, Inc.	105,810	$10,936,522
		19,343,266
Construction Materials—0.7%
Vulcan Materials Co.	78,320	8,907,333
Telecommunication Services—2.1%
Diversified Telecommunication Services—2.1%
Verizon Communications, Inc.	514,790	26,758,784
Utilities—2.8%
Electric Utilities—2.2%
PG&E Corp.	459,590	28,113,120

	Shares	Value
Gas Utilities—0.6%
AmeriGas Partners LP2	178,795	$8,163,780
Total Common Stocks (Cost $961,573,730)		1,275,939,744
Investment Company—1.4%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.28%[3,4] (Cost $17,840,022)	17,840,022	17,840,022
Total Investments, at Value (Cost $979,413,752)	100.2%	1,293,779,766
Net Other Assets (Liabilities)	(0.2)	(2,314,945)
Net Assets	100.0%	$1,291,464,821

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2015	Gross Additions	Gross Reductions	Shares September 30, 2016
Oppenheimer Institutional Government Money Market Fund, Cl. Ea	18,174,708	221,093,722	221,428,408	17,840,022

	Value			Income
Oppenheimer Institutional Government Money Market Fund, Cl. Ea			$ 17,840,022	$ 82,006

a. Prior to September 28, 2016, this fund was named Oppenheimer Institutional Money Market Fund.

2      OPPENHEIMER MAIN STREET FUND/VA

NOTES TO STATEMENT OF INVESTMENTS September 30, 2016 Unaudited

1. Organization

Oppenheimer Main Street Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

3      OPPENHEIMER MAIN STREET FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$134,567,707	$—	$—	$134,567,707
Consumer Staples	137,055,814	—	—	137,055,814
Energy	83,651,871	—	—	83,651,871
Financials	243,569,098	—	—	243,569,098
Health Care	187,904,552	—	—	187,904,552
Industrials	158,765,276	—	—	158,765,276
Information Technology	239,139,143	—	—	239,139,143

4      OPPENHEIMER MAIN STREET FUND/VA

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Common Stocks (Continued)
Materials	$28,250,599	$—	$—	$28,250,599
Telecommunication Services	26,758,784	—	—	26,758,784
Utilities	36,276,900	—	—	36,276,900
Investment Company	17,840,022	—	—	17,840,022
Total Assets	$1,293,779,766	$—	$—	$1,293,779,766

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a

5      OPPENHEIMER MAIN STREET FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$981,302,594

Gross unrealized appreciation	$326,099,792
Gross unrealized depreciation	(13,622,620)

Net unrealized appreciation	$312,477,172

6      OPPENHEIMER MAIN STREET FUND/VA

STATEMENT OF INVESTMENTS September 30, 2016 Unaudited

	Shares	Value
Common Stocks—98.9%
Consumer Discretionary—10.7%
Auto Components—1.0%
Visteon Corp.	135,850	$9,735,011

Hotels, Restaurants & Leisure—4.5%
International Speedway Corp., Cl. A	234,297	7,830,206
Popeyes Louisiana Kitchen, Inc.[1]	191,400	10,170,996
Sonic Corp.	581,250	15,217,125
Texas Roadhouse, Inc., Cl. A	290,700	11,346,021
		44,564,348

Media—1.2%
Madison Square Garden Co. (The), Cl. A1	43,850	7,428,629
MDC Partners, Inc., Cl. A	402,970	4,319,838
		11,748,467

Specialty Retail—4.0%
Aaron’s, Inc.	260,880	6,631,570
Burlington Stores, Inc.[1]	153,980	12,475,460
Group 1 Automotive, Inc.	178,440	11,398,747
Sally Beauty Holdings, Inc.[1]	353,190	9,069,919
		39,575,696

Consumer Staples—4.0%
Beverages—0.4%
Boston Beer Co., Inc. (The), Cl. A1	29,020	4,505,645

Food Products—2.0%
Pinnacle Foods, Inc.	401,320	20,134,224

Tobacco—1.6%
Universal Corp.	276,280	16,085,022

Energy—3.3%
Energy Equipment & Services—0.4%
RigNet, Inc.[1]	277,210	4,191,415

Oil, Gas & Consumable Fuels—2.9%
Cone Midstream Partners LP2	539,878	9,771,792
HollyFrontier Corp.	299,669	7,341,890
Noble Midstream Partners LP1,2	110,580	3,085,182
Renewable Energy Group, Inc.[1]	1,019,553	8,635,614
		28,834,478

Financials—19.9%
Capital Markets—0.8%
Stifel Financial Corp.[1]	195,520	7,517,744

Commercial Banks—7.0%
BankUnited, Inc.	413,385	12,484,227
Berkshire Hills Bancorp, Inc.	191,190	5,297,875
Chemical Financial Corp.	169,816	7,493,980
FCB Financial Holdings, Inc., Cl. A1	142,650	5,482,040
MB Financial, Inc.	535,010	20,351,780
Webster Financial Corp.	489,510	18,606,275
		69,716,177

Insurance—3.2%
Endurance Specialty Holdings Ltd.	187,200	12,252,240
James River Group Holdings Ltd.	310,350	11,234,670
Old Republic International Corp.	465,220	8,197,176
		31,684,086

Real Estate Investment Trusts (REITs)—7.4%
Brandywine Realty Trust	906,940	14,166,403
Chatham Lodging Trust	460,606	8,866,665
DiamondRock Hospitality Co.	1,115,280	10,149,048
DuPont Fabros Technology, Inc.	245,610	10,131,413
Four Corners Property Trust, Inc.	625,870	13,349,807
National Storage Affiliates Trust	541,406	11,337,042
Seritage Growth Properties	98,780	5,006,170
		73,006,548

Thrifts & Mortgage Finance—1.5%
Beneficial Bancorp, Inc.	360,160	5,297,954

	Shares	Value
Thrifts & Mortgage Finance (Continued)
Oritani Financial Corp.	615,770	$9,679,904
		14,977,858

Health Care—14.3%
Biotechnology—1.6%
ACADIA Pharmaceuticals, Inc.[1]	152,020	4,835,756
Axovant Sciences Ltd.[1]	147,410	2,063,740
Sage Therapeutics, Inc.[1]	78,800	3,628,740
Ultragenyx Pharmaceutical, Inc.[1]	76,520	5,428,329
		15,956,565

Health Care Equipment & Supplies—2.6%
NuVasive, Inc.[1]	106,180	7,077,959
NxStage Medical, Inc.[1]	415,290	10,378,097
Spectranetics Corp. (The)[1]	314,210	7,883,529
		25,339,585

Health Care Providers & Services—5.7%
Acadia Healthcare Co., Inc.[1]	130,200	6,451,410
Addus HomeCare Corp.[1]	105,400	2,757,264
Amedisys, Inc.[1]	181,640	8,617,001
Diplomat Pharmacy, Inc.[1]	174,400	4,884,944
HealthSouth Corp.	355,170	14,409,247
WellCare Health Plans, Inc.[1]	163,131	19,101,009
		56,220,875

Life Sciences Tools & Services—0.8%
VWR Corp.[1]	276,290	7,835,584

Pharmaceuticals—3.6%
Akorn, Inc.[1]	137,600	3,750,976
Impax Laboratories, Inc.[1]	125,690	2,978,853
Intersect ENT, Inc.[1]	282,270	4,471,157
Prestige Brands Holdings, Inc.[1]	443,076	21,387,278
TherapeuticsMD, Inc.[1]	450,270	3,066,339
		35,654,603

Industrials—18.8%
Aerospace & Defense—3.0%
AAR Corp.	243,965	7,640,984
Curtiss-Wright Corp.	108,230	9,860,835
Hexcel Corp.	124,080	5,496,744
Wesco Aircraft Holdings, Inc.[1]	493,770	6,631,331
		29,629,894

Airlines—1.1%
Spirit Airlines, Inc.[1]	258,120	10,977,844

Building Products—1.2%
Masonite International Corp.[1]	185,280	11,518,858

Commercial Services & Supplies—6.1%
ABM Industries, Inc.	361,480	14,350,756
ACCO Brands Corp.[1]	1,098,817	10,592,596
KAR Auction Services, Inc.	374,530	16,164,715
Matthews International Corp., Cl. A	177,340	10,775,178
Pitney Bowes, Inc.	471,610	8,564,438
		60,447,683

Construction & Engineering—2.0%
AECOM[1]	210,543	6,259,443
Dycom Industries, Inc.[1]	68,030	5,563,493
KBR, Inc.	504,350	7,630,816
		19,453,752

Electrical Equipment—0.9%
Generac Holdings, Inc.[1]	258,640	9,388,632

Professional Services—3.2%
Korn/Ferry International	759,671	15,953,091
On Assignment, Inc.[1]	424,770	15,414,903
		31,367,994

Road & Rail—1.3%
Genesee & Wyoming, Inc., Cl. A1	181,520	12,515,804

1 OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Information Technology—17.4%
Electronic Equipment, Instruments, & Components—1.5%
SYNNEX Corp.	130,690	$14,913,036

Internet Software & Services—1.5%
j2 Global, Inc.	229,283	15,272,541

IT Services—4.7%
Black Knight Financial Services, Inc., Cl. A1	327,992	13,414,873
Booz Allen Hamilton Holding Corp., Cl. A	454,780	14,375,596
CACI International, Inc., Cl. A1	186,560	18,823,904
		46,614,373

Semiconductors & Semiconductor Equipment—3.5%
Cavium, Inc.[1]	169,940	9,890,508
Cypress Semiconductor Corp.	510,631	6,209,273
MKS Instruments, Inc.	369,050	18,352,856
		34,452,637

Software—6.2%
Fortinet, Inc.[1]	244,201	9,018,343
Guidewire Software, Inc.[1]	162,780	9,763,545
Imperva, Inc.[1]	113,110	6,075,138
Paylocity Holding Corp.[1]	312,740	13,904,420
Proofpoint, Inc.[1]	186,220	13,938,567
Zynga, Inc., Cl. A1	3,065,370	8,920,227
		61,620,240

	Shares	Value
Materials—5.8%
Chemicals—0.6%
Ingevity Corp.[1]	137,250	$6,327,225

Construction Materials—0.6%
Summit Materials, Inc., Cl. A1	309,164	5,734,992

Metals & Mining—1.6%
Kaiser Aluminum Corp.	185,290	16,025,732

Paper & Forest Products—3.0%
Boise Cascade Co.[1]	361,050	9,170,670
PH Glatfelter Co.	662,900	14,371,672
Schweitzer-Mauduit International, Inc.	149,074	5,748,293
		29,290,635

Utilities—4.7%
Electric Utilities—3.3%
ALLETE, Inc.	273,030	16,278,049
Portland General Electric Co.	382,710	16,299,619
		32,577,668

Gas Utilities—1.4%
Suburban Propane Partners LP2	405,460	13,501,818
Total Common Stocks (Cost $795,702,410)		978,915,289

Investment Company—0.8%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.28%[3,4] (Cost $7,548,945)	7,548,945	7,548,945
Total Investments, at Value (Cost $803,251,355)	99.7%	986,464,234
Net Other Assets (Liabilities)	0.3	3,092,636
Net Assets	100.0%	$989,556,870

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2015	Gross Additions	Gross Reductions	Shares September 30, 2016
Oppenheimer Institutional Government Money Market Fund, Cl. Ea	14,384,001	218,634,668	225,469,724	7,548,945

			Value	Income
Oppenheimer Institutional Government Money Market Fund, Cl. Ea			$7,548,945	$64,484

a. Prior to September 28, 2016, this fund was named Oppenheimer Institutional Money Market Fund.

2 OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO STATEMENT OF INVESTMENTS September 30, 2016 Unaudited

1. Organization

Oppenheimer Main Street Small Cap Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

3 OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$105,623,522	$—	$—	$105,623,522
Consumer Staples	40,724,891	—	—	40,724,891
Energy	33,025,893	—	—	33,025,893
Financials	196,902,413	—	—	196,902,413
Health Care	141,007,212	—	—	141,007,212
Industrials	185,300,461	—	—	185,300,461
Information Technology	172,872,827	—	—	172,872,827
Materials	57,378,584	—	—	57,378,584

4 OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Common Stocks (Continued)
Utilities	$46,079,486	$—	$—	$46,079,486
Investment Company	7,548,945	—	—	7,548,945

Total Assets	$986,464,234	$—	$—	$986,464,234

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

5 OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$805,341,450

Gross unrealized appreciation	$209,155,132
Gross unrealized depreciation	(28,032,348)

Net unrealized appreciation	$181,122,784

6 OPPENHEIMER MAIN STREET SMALL CAP FUND/VA

STATEMENT OF INVESTMENTS September 30, 2016 Unaudited

	Maturity Date*	Final Legal Maturity Date**	Principal Amount	Value

U.S. Government Agencies—66.3%

Fannie Mae, 0.26%	10/17/16	10/17/16	$4,605,000	$4,604,468

Federal Agricultural Mortgage Corp.:
0.20%	10/3/16	10/3/16	4,000,000	3,999,956
0.21%	10/31/16	10/31/16	10,000,000	9,998,250

Federal Farm Credit Bank, 0.49%[1]	10/11/16	3/22/17	1,000,000	999,476

Federal Home Loan Bank:
0.15%	10/26/16	10/26/16	15,000,000	14,998,437
0.195%	10/7/16	10/7/16	30,500,000	30,499,007
0.20%	10/28/16	10/28/16	10,000,000	9,998,500
0.203%	10/21/16	10/21/16	15,702,000	15,700,226
0.22%	10/25/16	10/25/16	15,000,000	14,997,800
0.226%	10/18/16	10/18/16	20,300,000	20,297,834
0.23%	10/20/16	10/20/16	1,300,000	1,299,842
0.234%	10/19/16	10/19/16	21,600,000	21,597,472
0.25%	10/3/16	10/3/16	20,000,000	19,999,722
0.251%	10/13/16	10/13/16	15,222,000	15,220,728
0.254%	10/17/16	10/17/16	4,566,000	4,565,484
0.255%	10/14/16	10/14/16	21,000,000	20,998,065
0.26%	10/12/16	10/12/16	20,500,000	20,498,371
0.26%	10/4/16	10/4/16	20,000,000	19,999,567
0.267%	10/6/16	10/6/16	20,081,000	20,080,256
0.274%	10/5/16	10/5/16	18,500,000	18,499,437
0.426%[1]	10/24/16	4/24/17	3,000,000	3,000,000

Freddie Mac:
0.172%	10/3/16	10/3/16	5,500,000	5,499,947
0.225%	10/11/16	10/11/16	15,000,000	14,999,062

Tennessee Valley Authority, 0.16%	10/11/16	10/11/16	3,000,000	2,999,867

Total U.S. Government Agencies (Cost $315,351,774)				315,351,774

Repurchase Agreements—33.6%

Repurchase Agreements[2] (Cost $160,000,000)			160,000,000	160,000,000

Total Investments, at Value (Cost $475,351,774)			99.9%	475,351,774

Net Other Assets (Liabilities)			0.1	252,094

Net Assets			100.0%	$475,603,868

Footnotes to Statement of Investments

Short-term notes and direct bank obligations are generally traded on a discount basis; the interest rate shown is the discount rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown.

* The Maturity Date represents the date used to calculate the Fund’s weighted average maturity as determined under Rule 2a-7.

** If different from the Maturity Date, the Final Legal Maturity Date includes any maturity date extensions which may be affected at the option of the issuer or unconditional payments of principal by the issuer which may be affected at the option of the Fund, and represents the date used to calculate the Fund’s weighted average life as determined under Rule 2a-7.

1. Represents the current interest rate for a variable or increasing rate security.

2. Repurchase agreements:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral Received, at Value[a]	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received[a]

Royal Bank of Canada	0.42%	9/30/2016	10/3/2016	$15,000,000	U.S. Government Agency Mortgages, 3%-6%, 9/1/29-9/1/46	$(15,300,536)	$15,000,000	$15,000,525
South Street Securities LLC	0.70	9/30/2016	10/3/2016	100,000,000	U.S. Government Agency Mortgages, 0.875%- 5.921%, 12/1/16-1/1/45 and U.S. Government Obligations, 1.50%-1.625%, 11/30/20-8/15/26	(102,005,950)	100,000,000	100,005,833
Toronto Dominion Bank	0.36	9/27/2016	10/4/2016	35,000,000	U.S. Government Obligations, 0%-4.50%, 1/26/17-2/15/36	(35,702,200)	35,000,000	35,002,157
Toronto Dominion Bank	0.49	9/30/2016	10/3/2016	10,000,000	U.S. Government Obligations, 2%-3%, 2/28/21-11/15/45	(10,200,503)	10,000,000	10,000,493

						(163,209,189)	160,000,000	160,009,008

a. Includes accrued interest.

The following issuer is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the reporting period by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. There were no affiliate securities held by the Fund at period end. Transactions during the period in which the issuer was an affiliate are as follows:

1      OPPENHEIMER GOVERNMENT MONEY FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Statement of Investments (Continued)

	Shares December 31, 2015	Gross Additions	Gross Reductions	Shares September 30, 2016

Oppenheimer Institutional Government Money Market Fund, Cl. E [a]	131,359,385	126,653,654	258,013,039	—

				Income

Oppenheimer Institutional Government Money Market Fund, Cl. E [a]				$190,049

a. Prior to September 28, 2016, this fund was named Oppenheimer Institutional Money Market Fund.

2      OPPENHEIMER GOVERNMENT MONEY FUND/VA

NOTES TO STATEMENT OF INVESTMENTS September 30, 2016 Unaudited

1. Organization

Oppenheimer Government Money Fund/VA (the “Fund”), formerly Oppenheimer Money Fund/VA, a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek income consistent with stability of principal. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined under procedures approved by the Fund’s Board of Trustees.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts at period end based on valuation input level:

3      OPPENHEIMER GOVERNMENT MONEY FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

2. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs		Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
U.S. Government Agencies	$—	$315,351,774	$	—	$315,351,774
Repurchase Agreement	—	160,000,000		—	160,000,000

Total Assets	$—	$475,351,774	$	—	$475,351,774

3. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

4. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

5. Borrowings and Other Financing

Repurchase Agreements. In a repurchase transaction, a Fund buys a security and simultaneously sells it back to an approved institution for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved institutions include U.S. commercial banks, U.S. branches of foreign banks or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the investment adviser from time to time. Repurchase agreements must be fully collateralized. However, if the seller fails to pay the repurchase price on the delivery date, a Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. If the default on the part of the seller is due to its bankruptcy, a Fund’s ability to liquidate the collateral may be delayed or limited.

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of period end:

4      OPPENHEIMER GOVERNMENT MONEY FUND/VA

5. Borrowings and Other Financing (Continued)

Counterparty	Repurchase Agreement Proceeds to be Received[1]	Collateral (Received) / Pledged	Net Exposure[2]

Repurchase Agreement
Royal Bank of Canada	$15,000,525	$(15,300,536)	$(300,011)
South Street Securities LLC	100,005,833	(102,005,950)	(2,000,117)
Toronto Dominion Bank	35,002,157	(35,702,200)	(700,043)
Toronto Dominion Bank	10,000,493	(10,200,503)	(200,010)

	$160,009,008

1. Includes accrued interest.

2. Net exposure represents the net receivable/payable that would be due from the counterparty in the event of default.

5      OPPENHEIMER GOVERNMENT MONEY FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS September 30, 2016 Unaudited

	Principal Amount	Value
Asset-Backed Securities—4.5%
American Credit Acceptance Receivables Trust:
Series 2013-1, Cl. D, 4.94%, 6/15/20[1]	$1,520,000	$1,534,709
Series 2013-2, Cl. D, 5.92%, 8/17/20[1]	1,375,000	1,404,372
Series 2014-2, Cl. D, 4.96%, 5/10/21[1]	720,000	730,458
Series 2014-3, Cl. B, 2.43%, 6/10/20[1]	282,277	282,758
Series 2014-4, Cl. B, 2.60%, 10/12/20[1]	164,286	164,904
Series 2015-1, Cl. B, 2.85%, 2/12/21[1]	665,000	670,610
Series 2015-3, Cl. B, 3.56%, 10/12/21[1]	525,000	535,799
American Express Credit Account Master Trust:
Series 2014-2, Cl. A, 1.26%, 1/15/20	130,000	130,273
Series 2014-3, Cl. A, 1.49%, 4/15/20	165,000	165,713
AmeriCredit Automobile Receivables Trust:
Series 2012-3, Cl. E, 4.46%, 11/8/19[1]	360,000	361,009
Series 2012-4, Cl. D, 2.68%, 10/9/18	315,000	315,417
Series 2013-2, Cl. E, 3.41%, 10/8/20[1]	1,290,000	1,306,306
Series 2013-3, Cl. D, 3.00%, 7/8/19	440,000	446,661
Series 2013-3, Cl. E, 3.74%, 12/8/20[1]	455,000	463,645
Series 2013-4, Cl. D, 3.31%, 10/8/19	520,000	530,114
Series 2014-1, Cl. C, 2.15%, 3/9/20	655,000	660,571
Series 2014-1, Cl. E, 3.58%, 8/9/21	550,000	560,715
Series 2014-2, Cl. E, 3.37%, 11/8/21	485,000	492,691
Series 2014-3, Cl. D, 3.13%, 10/8/20	1,395,000	1,421,946
Series 2014-4, Cl. D, 3.07%, 11/9/20	305,000	310,556
Cabela’s Credit Card Master Note Trust, Series 2016-1, Cl. A1, 1.78%, 6/15/22	870,000	872,436
Capital Auto Receivables Asset Trust:
Series 2013-1, Cl. D, 2.19%, 9/20/21	275,000	276,028
Series 2013-4, Cl. D, 3.22%, 5/20/19	170,000	172,901
Series 2014-1, Cl. D, 3.39%, 7/22/19	185,000	189,160
Series 2014-3, Cl. D, 3.14%, 2/20/20	265,000	270,977
Series 2015-4, Cl. D, 3.62%, 5/20/21	470,000	483,983
Series 2016-2, Cl. D, 3.16%, 11/20/23	165,000	167,881
Series 2016-3, Cl. D, 2.65%, 1/20/24	275,000	275,945
Capital One Multi-Asset Execution Trust:
Series 2014-A2, Cl. A2, 1.26%, 1/15/20	965,000	966,454
Series 2014-A5, Cl. A5, 1.48%, 7/15/20	1,070,000	1,074,827
CarFinance Capital Auto Trust:
Series 2013-2A, Cl. B, 3.15%, 8/15/19[1]	65,381	65,796
Series 2015-1A, Cl. A, 1.75%, 6/15/21[1]	173,325	173,695
Carmax Auto Owner Trust, Series 2013-2, Cl. D, 2.06%, 11/15/19	10,000	10,021
CarMax Auto Owner Trust:
Series 2014-2, Cl. D, 2.58%, 11/16/20	450,000	453,124
Series 2015-2, Cl. D, 3.04%, 11/15/21	175,000	178,476
Series 2015-3, Cl. D, 3.27%, 3/15/22	305,000	313,628
Series 2016-1, Cl. D, 3.11%, 8/15/22	465,000	474,743
Series 2016-3, Cl. D, 2.94%, 1/17/23	315,000	319,177
Chase Issuance Trust:
Series 2007-A3, Cl. A3, 5.23%, 4/15/19	165,000	167,569
Series 2014-A1, Cl. A1, 1.15%, 1/15/19	1,515,000	1,515,984
Series 2014-A6, Cl. A6, 1.26%, 7/15/19	935,000	937,119
CPS Auto Receivables Trust, Series 2014- C, Cl. A, 1.31%, 2/15/19[1]	116,564	116,510
CPS Auto Trust, Series 2012-C, Cl. A, 1.82%, 12/16/19[1]	28,502	28,542
Credit Acceptance Auto Loan Trust, Series 2014-1A, Cl. B, 2.29%, 4/15/22[1]	765,000	766,594
Discover Card Execution Note Trust, Series 2014-A5, Cl. A, 1.39%, 4/15/20	1,470,000	1,474,964
Drive Auto Receivables Trust:
Series 2015-BA, Cl. C, 2.76%, 7/15/21[1]	515,000	519,431
Series 2015-BA, Cl. D, 3.84%, 7/15/21[1]	985,000	999,384
Series 2015-CA, Cl. D, 4.20%, 9/15/21[1]	1,715,000	1,754,698
Series 2015-DA, Cl. C, 3.38%, 11/15/21[1]	1,445,000	1,472,121
Series 2016-BA, Cl. C, 3.19%, 7/15/22[1]	440,000	448,071
DT Auto Owner Trust:
Series 2013-2A, Cl. D, 4.18%, 6/15/20[1]	519,469	525,415
Series 2014-1A, Cl. D, 3.98%, 1/15/21[1]	1,065,000	1,079,897

	Principal Amount	Value
Asset-Backed Securities (Continued)
DT Auto Owner Trust: (Continued)
Series 2014-2A, Cl. D, 3.68%, 4/15/21[1]	$2,505,000	$2,541,887
Series 2014-3A, Cl. D, 4.47%, 11/15/21[1]	2,425,000	2,477,287
Series 2015-1A, Cl. C, 2.87%, 11/16/20[1]	305,000	307,805
Series 2015-1A, Cl. D, 4.26%, 2/15/22[1]	3,020,000	3,074,613
Series 2015-2A, Cl. D, 4.25%, 2/15/22[1]	625,000	636,925
Series 2015-3A, Cl. D, 4.53%, 10/17/22[1]	2,530,000	2,591,720
Series 2016-1A, Cl. B, 2.79%, 5/15/20[1]	625,000	631,106
Series 2016-4A, Cl. B, 2.02%, 8/17/20[1,2]	655,000	654,962
Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[1]	264,824	259,753
Exeter Automobile Receivables Trust:
Series 2013-2A, Cl. C, 4.35%, 1/15/19[1]	500,000	504,493
Series 2014-1A, Cl. B, 2.42%, 1/15/19[1]	200,909	201,050
Series 2014-1A, Cl. C, 3.57%, 7/15/19[1]	860,000	867,938
Series 2014-2A, Cl. C, 3.26%, 12/16/19[1]	180,000	181,989
First Investors Auto Owner Trust, Series 2013-3A, Cl. D, 3.67%, 5/15/20[1]	1,085,000	1,096,520
Flagship Credit Auto Trust, Series 2014-2, Cl. A, 1.43%, 12/16/19[1]	126,223	126,072
Ford Credit Floorplan Master Owner Trust A, Series 2016-3, Cl. A1, 1.55%, 7/15/21	1,000,000	999,919
GM Financial Automobile Leasing Trust, Series 2015-1, Cl. D, 3.01%, 3/20/20	415,000	419,118
GO Financial Auto Securitization Trust, Series 2015-1, Cl. A, 1.81%, 3/15/18[1]	30,263	30,239
ICE EM CLO:
Series 2007-1A, Cl. B, 2.904%, 8/15/22[1,3]	7,870,000	7,614,532
Series 2007-1A, Cl. C, 4.204%, 8/15/22[1,3]	5,270,000	5,021,715
Series 2007-1A, Cl. D, 6.204%, 8/15/22[1,3]	4,730,018	4,230,409
Navistar Financial Dealer Note Master Owner Trust II, Series 2016-1, Cl. D, 4.046%, 9/27/21[1,2,3]	205,000	206,360
Navistar Financial Dealer Note Master Trust, Series 2014-1, Cl. D, 2.824%, 10/25/19[1,3]	180,000	180,032
Santander Drive Auto Receivables Trust:
Series 2013-1, Cl. D, 2.27%, 1/15/19	920,000	927,161
Series 2013-4, Cl. D, 3.92%, 1/15/20	740,000	760,490
Series 2013-4, Cl. E, 4.67%, 1/15/20[1]	520,000	532,446
Series 2013-5, Cl. D, 2.73%, 10/15/19	1,200,000	1,218,552
Series 2013-A, Cl. E, 4.71%, 1/15/21[1]	405,000	418,056
Series 2014-2, Cl. D, 2.76%, 2/18/20	1,120,000	1,138,739
Series 2014-4, Cl. C, 2.60%, 11/16/20	1,795,000	1,815,209
Series 2015-1, Cl. D, 3.24%, 4/15/21	1,190,000	1,217,661
Series 2015-5, Cl. D, 3.65%, 12/15/21	915,000	945,924
Series 2016-2, Cl. D, 3.39%, 4/15/22	300,000	310,270
SNAAC Auto Receivables Trust:
Series 2013-1A, Cl. C, 3.07%, 8/15/18[1]	23,348	23,366
Series 2014-1A, Cl. D, 2.88%, 1/15/20[1]	905,000	899,494
TCF Auto Receivables Owner Trust, Series 2015-1A, Cl. D, 3.53%, 3/15/22[1]	285,000	287,007
Trip Rail Master Funding LLC, Series 2014-1A, Cl. A1, 2.863%, 4/15/44[1]	120,384	119,989
United Auto Credit Securitization Trust, Series 2015-1, Cl. D, 2.92%, 6/17/19[1]	385,000	386,943
Westlake Automobile Receivables Trust:
Series 2014-1A, Cl. D, 2.20%, 2/15/21[1]	1,095,000	1,096,088
Series 2014-2A, Cl. D, 2.86%, 7/15/21[1]	245,000	244,991
Series 2015-1A, Cl. C, 2.29%, 11/16/20[1]	485,000	487,179
Series 2015-2A, Cl. C, 2.45%, 1/15/21[1]	365,000	367,267

1      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Asset-Backed Securities (Continued)
World Financial Network Credit Card Master Trust, Series 2016-B, Cl. A, 1.44%, 6/15/22	$560,000	$560,147
Total Asset-Backed Securities (Cost $79,573,325)		79,648,201

Mortgage-Backed Obligations—17.9%
Government Agency—8.0%
FHLMC/FNMA/FHLB/Sponsored—7.1%
Federal Home Loan Mortgage Corp. Gold Pool:
5.00%, 9/1/33	334,898	374,858
5.50%, 9/1/39	426,503	479,455
6.00%, 5/1/18-11/1/21	73,400	83,079
6.50%, 3/1/18-8/1/32	353,789	401,893
7.00%, 10/1/31-10/1/37	76,561	88,056
7.50%, 1/1/32	289,997	361,102
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 192,Cl. IO, 73.376%, 2/1/28[4]	6,967	1,562
Series 205,Cl. IO, 34.757%, 9/1/29[4]	42,654	9,405
Series 243,Cl. 6, 0.62%, 12/15/32[4]	90,872	15,445
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1360,Cl. PZ, 7.50%, 9/15/22	296,076	325,637
Series 151,Cl. F, 9.00%, 5/15/21	4,095	4,449
Series 1674,Cl. Z, 6.75%, 2/15/24	152,643	168,045
Series 1897,Cl. K, 7.00%, 9/15/26	545,298	611,331
Series 2043,Cl. ZP, 6.50%, 4/15/28	207,616	234,636
Series 2106,Cl. FG, 0.974%, 12/15/28[3]	368,417	369,474
Series 2122,Cl. F, 0.974%, 2/15/29[3]	9,626	9,655
Series 2148,Cl. ZA, 6.00%, 4/15/29	210,391	244,392
Series 2195,Cl. LH, 6.50%, 10/15/29	145,444	166,931
Series 2326,Cl. ZP, 6.50%, 6/15/31	20,831	23,609
Series 2344,Cl. FP, 1.474%, 8/15/31[3]	92,147	94,591
Series 2368,Cl. PR, 6.50%, 10/15/31	67,766	75,931
Series 2412,Cl. GF, 1.474%, 2/15/32[3]	135,058	138,626
Series 2449,Cl. FL, 1.074%, 1/15/32[3]	112,832	114,410
Series 2451,Cl. FD, 1.524%, 3/15/32[3]	52,378	53,859
Series 2453,Cl. BD, 6.00%, 5/15/17	2,909	2,960
Series 2461,Cl. PZ, 6.50%, 6/15/32	242,259	289,241
Series 2464,Cl. FI, 1.524%, 2/15/32[3]	46,585	47,653
Series 2470,Cl. AF, 1.524%, 3/15/32[3]	89,869	92,409
Series 2470,Cl. LF, 1.524%, 2/15/32[3]	47,673	48,766
Series 2477,Cl. FZ, 1.074%, 6/15/31[3]	198,581	199,825
Series 2517,Cl. GF, 1.524%, 2/15/32[3]	41,449	42,400
Series 2635,Cl. AG, 3.50%, 5/15/32	62,526	66,009
Series 2668,Cl. AZ, 4.00%, 9/15/18	15,951	16,261
Series 2676,Cl. KY, 5.00%, 9/15/23	741,678	806,326
Series 2707,Cl. QE, 4.50%, 11/15/18	68,640	70,484
Series 2770,Cl. TW, 4.50%, 3/15/19	9,862	10,154
Series 3025,Cl. SJ, 22.828%, 8/15/35[3]	120,425	185,495
Series 3741,Cl. PA, 2.15%, 2/15/35	416,816	420,594
Series 3815,Cl. BD, 3.00%, 10/15/20	9,601	9,737
Series 3840,Cl. CA, 2.00%, 9/15/18	7,291	7,337
Series 3848,Cl. WL, 4.00%, 4/15/40	208,954	218,235
Series 3857,Cl. GL, 3.00%, 5/15/40	8,943	9,283
Series 3917,Cl. BA, 4.00%, 6/15/38	126,937	133,585
Series 4221,Cl. HJ, 1.50%, 7/15/23	268,007	269,921
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2074,Cl. S, 99.999%, 7/17/28[4]	11,280	1,895
Series 2079,Cl. S, 99.999%, 7/17/28[4]	19,481	3,611
Series 2136,Cl. SG, 0.00%, 3/15/29[4,5]	520,527	109,276
Series 2399,Cl. SG, 99.999%, 12/15/26[4]	290,509	57,911
Series 2437,Cl. SB, 0.00%, 4/15/32[4,5]	908,794	228,824
Series 2526,Cl. SE, 50.407%, 6/15/29[4]	18,818	3,971
Series 2682,Cl. TQ, 99.999%, 10/15/33[4]	189,916	46,728
Series 2795,Cl. SH, 99.999%, 3/15/24[4]	393,083	44,656
Series 2920,Cl. S, 59.579%, 1/15/35[4]	205,821	37,295
Series 2922,Cl. SE, 26.936%, 2/15/35[4]	34,945	6,091

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2981,Cl. AS, 12.483%, 5/15/35[4]	$330,677	$63,487
Series 2981,Cl. BS, 99.999%, 5/15/35[4]	396,067	81,075
Series 3201,Cl. SG, 21.818%, 8/15/36[4]	172,167	35,278
Series 3397,Cl. GS, 0.00%, 12/15/37[4,5]	134,055	26,098
Series 3424,Cl. EI, 0.00%, 4/15/38[4,5]	58,135	6,845
Series 3450,Cl. BI, 25.269%, 5/15/38[4]	227,975	38,634
Series 3606,Cl. SN, 25.002%, 12/15/39[4]	68,966	12,771
Series 3659,Cl. IE, 0.00%, 3/15/19[4,5]	176,161	6,847
Series 3685,Cl. EI, 37.949%, 3/15/19[4]	93,424	2,605
Federal National Mortgage Assn.:
2.50%, 10/1/31[2]	24,635,000	25,519,358
3.00%, 10/1/31-10/1/46[2]	36,405,000	37,995,045
3.50%, 10/1/46[2]	19,790,000	20,886,181
4.00%, 10/1/46[2]	14,720,000	15,810,775
5.00%, 10/1/46[2]	4,380,000	4,865,394
Federal National Mortgage Assn. Pool:
5.00%, 2/1/18-7/1/33	737,989	792,942
5.50%, 4/1/21-5/1/36	229,887	258,513
6.00%, 3/1/17-1/1/19	8,506	8,587
6.50%, 4/1/17-1/1/34	612,222	714,908
7.00%, 11/1/17-6/1/34	761,178	909,029
7.50%, 2/1/27-3/1/33	957,938	1,155,739
8.50%, 7/1/32	1,496	1,635
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 214,Cl. 2, 33.35%, 3/25/23[4]	110,209	17,293
Series 221,Cl. 2, 36.784%, 5/25/23[4]	13,150	2,311
Series 254,Cl. 2, 27.579%, 1/25/24[4]	224,100	49,611
Series 301,Cl. 2, 4.471%, 4/25/29[4]	41,941	9,391
Series 313,Cl. 2, 99.999%, 6/25/31[4]	435,358	96,875
Series 319,Cl. 2, 0.00%, 2/25/32[4,6]	204,349	45,361
Series 321,Cl. 2, 5.004%, 4/25/32[4]	58,679	13,079
Series 324,Cl. 2, 0.00%, 7/25/32[4,5]	61,180	13,622
Series 328,Cl. 2, 0.00%, 12/25/32[4,5]	123,218	24,803
Series 331,Cl. 5, 0.00%, 2/25/33[4,5]	234,396	44,668
Series 332,Cl. 2, 0.00%, 3/25/33[4,5]	986,482	198,679
Series 334,Cl. 12, 0.00%, 3/25/33[4,5]	189,133	41,331
Series 339,Cl. 15, 0.00%, 10/25/33[4,5]	564,581	121,602
Series 345,Cl. 9, 0.00%, 1/25/34[4,5]	170,461	31,388
Series 351,Cl. 10, 0.00%, 4/25/34[4,5]	108,309	21,466
Series 351,Cl. 8, 0.00%, 4/25/34[4,5]	190,459	37,717
Series 356,Cl. 10, 0.00%, 6/25/35[4,5]	136,175	24,770
Series 356,Cl. 12, 0.00%, 2/25/35[4,5]	66,499	12,211
Series 362,Cl. 13, 0.00%, 8/25/35[4,5]	89,125	17,883
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass- Through Certificates:
Series 1999-54,Cl. LH, 6.50%, 11/25/29	125,441	147,435
Series 2001-80,Cl. ZB, 6.00%, 1/25/32	112,795	128,630
Series 2002-12,Cl. PG, 6.00%, 3/25/17	3,674	3,719
Series 2002-29,Cl. F, 1.525%, 4/25/32[3]	52,684	53,930
Series 2002-64,Cl. FJ, 1.525%, 4/25/32[3]	16,223	16,607
Series 2002-68,Cl. FH, 1.031%, 10/18/32[3]	36,074	36,246
Series 2002-84,Cl. FB, 1.525%, 12/25/32[3]	229,469	234,645
Series 2002-9,Cl. PC, 6.00%, 3/25/17	3,625	3,678
Series 2002-9,Cl. PR, 6.00%, 3/25/17	4,439	4,500
Series 2002-90,Cl. FH, 1.025%, 9/25/32[3]	128,388	128,929
Series 2003-100,Cl. PA, 5.00%, 10/25/18	103,996	106,846
Series 2003-11,Cl. FA, 1.525%, 9/25/32[3]	229,474	234,650
Series 2003-112,Cl. AN, 4.00%, 11/25/18	35,814	36,507
Series 2003-116,Cl. FA, 0.925%, 11/25/33[3]	23,409	23,442

2      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2003-84,Cl. GE, 4.50%, 9/25/18	$14,437	$14,773
Series 2004-101,Cl. BG, 5.00%, 1/25/20	17,935	18,004
Series 2004-25,Cl. PC, 5.50%, 1/25/34	38,454	39,885
Series 2005-109,Cl. AH, 5.50%, 12/25/25	984,976	1,070,119
Series 2005-31,Cl. PB, 5.50%, 4/25/35	560,000	666,687
Series 2005-71,Cl. DB, 4.50%, 8/25/25	141,871	150,934
Series 2006-11,Cl. PS, 22.641%, 3/25/36[3]	103,691	161,360
Series 2006-46,Cl. SW, 22.273%, 6/25/36[3]	169,272	252,090
Series 2008-75,Cl. DB, 4.50%, 9/25/23	50,947	52,159
Series 2009-113,Cl. DB, 3.00%, 12/25/20	152,174	154,527
Series 2009-36,Cl. FA, 1.465%, 6/25/37[3]	51,705	52,774
Series 2009-70,Cl. TL, 4.00%, 8/25/19	170,106	172,894
Series 2010-43,Cl. KG, 3.00%, 1/25/21	81,108	82,665
Series 2011-122,Cl. EC, 1.50%, 1/25/20	95,165	95,416
Series 2011-15,Cl. DA, 4.00%, 3/25/41	98,605	103,839
Series 2011-3,Cl. EL, 3.00%, 5/25/20	247,822	251,609
Series 2011-3,Cl. KA, 5.00%, 4/25/40	218,452	238,662
Series 2011-38,Cl. AH, 2.75%, 5/25/20	7,721	7,815
Series 2011-6,Cl. BA, 2.75%, 6/25/20	107,926	109,150
Series 2011-69,Cl. EA, 3.00%, 11/25/29	59,327	59,735
Series 2011-82,Cl. AD, 4.00%, 8/25/26	161,779	165,847
Series 2012-20,Cl. FD, 0.925%, 3/25/42[3]	301,473	300,883
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-61,Cl. SH, 29.315%, 11/18/31[4]	58,817	13,483
Series 2001-63,Cl. SD, 56.506%, 12/18/31[4]	15,748	3,195
Series 2001-68,Cl. SC, 33.614%, 11/25/31[4]	10,612	2,127
Series 2001-81,Cl. S, 33.505%, 1/25/32[4]	12,933	3,621
Series 2002-28,Cl. SA, 23.514%, 4/25/32[4]	8,922	1,822
Series 2002-38,Cl. SO, 44.792%, 4/25/32[4]	58,529	11,767
Series 2002-48,Cl. S, 32.205%, 7/25/32[4]	13,882	2,969
Series 2002-52,Cl. SL, 23.148%, 9/25/32[4]	8,965	1,854
Series 2002-56,Cl. SN, 33.804%, 7/25/32[4]	19,076	4,017
Series 2002-77,Cl. IS, 42.154%, 12/18/32[4]	99,715	21,461
Series 2002-77,Cl. SH, 39.194%, 12/18/32[4]	18,512	4,093
Series 2002-9,Cl. MS, 23.295%, 3/25/32[4]	17,079	3,648
Series 2003-13,Cl. IO, 27.903%, 3/25/33[4]	179,045	28,337
Series 2003-26,Cl. DI, 23.505%, 4/25/33[4]	134,771	32,016
Series 2003-33,Cl. SP, 34.222%, 5/25/33[4]	103,570	21,464
Series 2003-38,Cl. SA, 99.999%, 3/25/23[4]	24,543	394
Series 2003-4,Cl. S, 19.779%, 2/25/33[4]	29,610	6,082
Series 2004-56,Cl. SE, 7.931%, 10/25/33[4]	484,067	111,743
Series 2005-12,Cl. SC, 39.955%, 3/25/35[4]	16,353	2,812
Series 2005-14,Cl. SE, 64.922%, 3/25/35[4]	598,649	104,247

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2005-40,Cl. SA, 63.416%, 5/25/35[4]	$511,694	$104,951
Series 2005-40,Cl. SB, 99.999%, 5/25/35[4]	795,019	132,482
Series 2005-52,Cl. JH, 45.514%, 5/25/35[4]	310,172	57,215
Series 2005-63,Cl. SA, 43.148%, 10/25/31[4]	27,774	5,241
Series 2006-90,Cl. SX, 99.999%, 9/25/36[4]	549,415	96,309
Series 2007-88,Cl. XI, 4.669%, 6/25/37[4]	622,038	127,954
Series 2008-55,Cl. SA, 0.00%, 7/25/38[4,5]	48,713	5,930
Series 2009-8,Cl. BS, 99.999%, 2/25/24[4]	23,063	737
Series 2010-95,Cl. DI, 74.608%, 11/25/20[4]	256,055	11,035
Series 2011-96,Cl. SA, 14.632%, 10/25/41[4]	161,095	33,126
Series 2012-134,Cl. SA, 10.531%, 12/25/42[4]	638,073	145,943
Series 2012-40,Cl. PI, 1.257%, 4/25/41[4]	1,164,835	139,594
Federal National Mortgage Assn., Stripped Mtg.-Backed Security, Series 302, Cl. 2, 6%, 5/1/29	3	1
		124,576,432

GNMA/Guaranteed—0.9%
Government National Mortgage Assn. I Pool:
7.00%, 4/15/28-7/15/28	60,493	68,549
7.50%, 2/15/27	4,567	4,706
8.00%, 5/15/26	9,433	9,547
Government National Mortgage Assn. II Pool:
2.00%, 11/20/25[3]	2,768	2,853
3.50%, 10/1/46[2]	10,660,000	11,323,752
4.00%, 10/1/46[2]	4,910,000	5,262,714
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2007-17,Cl. AI, 54.407%, 4/16/37[4]	271,337	57,888
Series 2011-52,Cl. HS, 31.475%, 4/16/41[4]	456,394	84,695
		16,814,704

Non-Agency—9.9%
Commercial—7.0%
Banc of America Funding Trust:
Series 2006-G,Cl. 2A4, 0.822%, 7/20/36[3]	870,651	825,936
Series 2014-R7,Cl. 3A1, 2.894%, 3/26/36[3]	99,858	100,185
BCAP LLC Trust:
Series 2011-R11,Cl. 18A5, 2.43%, 9/26/35[1,3]	122,577	122,874
Series 2012-RR2,Cl. 6A3, 3.226%, 9/26/35[1,3]	180,666	180,427
Series 2012-RR6,Cl. RR6, 2.054%, 11/26/36[1]	212,240	210,692
Series 2013-RR2,Cl. 5A2, 3.026%, 3/26/36[1,3]	7,307,048	6,429,624
Chase Mortgage Finance Trust, Series 2005-A2, Cl. 1A3, 2.703%, 1/25/36[3]	18,019	16,968
COMM Mortgage Trust:
Series 2013-CR6,Cl. AM, 3.147%, 3/10/46[1]	960,000	996,851
Series 2013-CR7,Cl. D, 4.491%, 3/10/46[1,3]	3,270,000	3,083,036
Series 2013-CR9,Cl. D, 4.398%, 7/10/45[1,3]	2,685,000	2,348,064

3      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial (Continued)
COMM Mortgage Trust: (Continued)
Series 2014-CR21,Cl. AM, 3.987%, 12/10/47	$25,000	$27,228
Series 2014-LC15,Cl. AM, 4.198%, 4/10/47	230,000	253,813
Series 2014-UBS3,Cl. D, 4.974%, 6/10/47[1,3]	8,895,000	7,430,626
Series 2014-UBS6,Cl. AM, 4.048%, 12/10/47	1,600,000	1,730,845
Series 2015-CR23,Cl. AM, 3.801%, 5/10/48	1,100,000	1,183,839
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 26.323%, 12/10/45[4]	3,151,643	223,873
Deutsche Alt-B Securities, Inc. Mortgage Loan Trust, Series 2006-AB2, Cl. A1, 5.881%, 6/25/36[3]	67,446	56,093
Deutsche Bank Commercial Mortgage Trust, Series 2016-C1, Cl. AM, 3.539%, 5/10/49	600,000	638,327
Deutsche Mortgage Securities, Inc., Series 2013-RS1, Cl. 1A2, 0.752%, 7/22/36[1,3]	5,060,144	4,484,979
FREMF Mortgage Trust:
Series 2012-K20,Cl. C, 4.005%, 5/25/45[1,3]	3,725,000	3,786,267
Series 2012-K501,Cl. C, 3.327%, 11/25/46[1,3]	40,000	39,979
Series 2013-K25,Cl. C, 3.743%, 11/25/45[1,3]	135,000	134,534
Series 2013-K26,Cl. C, 3.722%, 12/25/45[1,3]	95,000	93,548
Series 2013-K27,Cl. C, 3.616%, 1/25/46[1,3]	1,460,000	1,433,683
Series 2013-K28,Cl. C, 3.614%, 6/25/46[1,3]	2,330,000	2,279,900
Series 2013-K29,Cl. C, 3.60%, 5/25/46[1]	2,300,000	2,229,596
Series 2013-K502,Cl. C, 3.19%, 3/25/45[1,3]	220,000	220,876
Series 2013-K712,Cl. C, 3.484%, 5/25/45[1,3]	265,000	269,380
Series 2013-K713,Cl. C, 3.274%, 4/25/46[1,3]	535,000	533,950
Series 2014-K41,Cl. B, 3.961%, 11/25/47[1,3]	2,365,000	2,496,207
Series 2015-K44,Cl. B, 3.811%, 1/25/48[1,3]	3,990,000	3,991,630
Series 2015-K45,Cl. B, 3.714%, 4/25/48[1,3]	4,646,000	4,616,728
GS Mortgage Securities Trust, Series 2014-GC22, Cl. D, 4.801%, 6/10/47[1,3]	1,515,000	1,244,807
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 3.202%, 7/25/35[3]	21,580	21,291
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2013-C10,Cl. D, 4.293%, 12/15/47[3]	4,527,000	4,082,075
Series 2013-C16,Cl. AS, 4.517%, 12/15/46	820,000	920,834
Series 2013-LC11,Cl. AS, 3.216%, 4/15/46	95,000	98,980
Series 2014-C20,Cl. AS, 4.043%, 7/15/47	560,000	611,972
JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 2.947%, 7/25/35[3]	84,380	84,559
JP Morgan Resecuritization Trust, Series 2009- 5, Cl. 1A2, 3.08%, 7/26/36[1,3]	4,601,731	4,161,865
JPMBB Commercial Mortgage Securities Trust:
Series 2013-C15,Cl. D, 5.214%, 11/15/45[1,3]	1,245,000	1,221,177
Series 2014-C19,Cl. AS, 4.243%, 4/15/47[3]	350,000	388,156

	Principal Amount	Value
Commercial (Continued)
JPMBB Commercial Mortgage Securities Trust: (Continued)
Series 2014-C21,Cl. D, 4.816%, 8/15/47[1,3]	$3,703,000	$3,149,207
Series 2014-C25,Cl. AS, 4.065%, 11/15/47	2,245,000	2,457,644
Series 2014-C26,Cl. AS, 3.80%, 1/15/48	1,225,000	1,313,144
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C14,Cl. B, 4.802%, 2/15/47[3]	240,000	269,992
Series 2014-C14,Cl. D, 4.992%, 2/15/47[1,3]	5,060,000	4,553,697
Series 2016-C30,Cl. AS, 3.175%, 9/15/49	1,020,000	1,057,718
Morgan Stanley Re-Remic Trust, Series 2012- R3, Cl. 1A, 2.237%, 11/26/36[1,3]	21,272	20,875
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.598%, 6/26/46[1,3]	208,343	208,382
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Cl. 2A, 2.935%, 8/25/34[3]	3,700,008	3,706,439
Structured Agency Credit Risk Debt Nts.:
Series 2013-DN1,Cl. M1, 3.925%, 7/25/23[3]	747,095	761,385
Series 2014-DN4,Cl. M3, 5.075%, 10/25/24[3]	4,980,000	5,287,910
Series 2014-HQ2,Cl. M1, 1.975%, 9/25/24[3]	189,041	190,014
Series 2014-HQ2,Cl. M3, 4.275%, 9/25/24[3]	5,430,000	5,631,949
Series 2015-DNA2,Cl. M2, 3.125%, 12/25/27[3]	395,000	403,421
Series 2015-DNA3,Cl. M1, 1.875%, 4/25/28[3]	152,380	152,721
Series 2015-DNA3,Cl. M2, 3.375%, 4/25/28[3]	620,000	639,542
Series 2015-DNA3,Cl. M3, 5.225%, 4/25/28[3]	3,815,000	4,053,943
Series 2015-HQA1,Cl. M1, 1.775%, 3/25/28[3]	234,133	234,466
Series 2015-HQA2,Cl. M2, 3.325%, 5/25/28[3]	600,000	620,178
Series 2016-DNA2,Cl. M1, 1.775%, 10/25/28[3]	967,617	970,297
Series 2016-DNA2,Cl. M2, 2.725%, 10/25/28[3]	655,000	665,957
Series 2016-DNA2,Cl. M3, 5.175%, 10/25/28[3]	4,044,000	4,259,384
Series 2016-DNA3,Cl. M1, 1.625%, 12/25/28[3]	817,190	818,622
Series 2016-DNA4,Cl. M1, 1.324%, 3/25/29[3]	470,000	470,972
Series 2016-DNA4,Cl. M3, 4.324%, 3/25/29[3]	3,875,000	3,910,376
Series 2016-HQA2,Cl. M1, 1.725%, 11/25/28[3]	561,891	563,467
Series 2016-HQA3,Cl. M1, 1.324%, 3/25/29[3]	285,000	285,450
Series 2016-HQA3,Cl. M3, 4.374%, 3/25/29[3]	4,620,000	4,640,579
UBS-Barclays Commercial Mortgage Trust:
Series 2012-C2,Cl. E, 5.043%, 5/10/63[1,3]	930,000	914,527
Series 2013-C5,Cl. D, 4.223%, 3/10/46[1,3]	1,870,000	1,748,886
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-OA3, Cl. 5A, 1.943%, 4/25/47[3]	443,370	340,871
Wells Fargo Commercial Mortgage Trust, Series 2015-C29, Cl. AS, 4.013%, 6/15/48	780,000	857,321

4      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value
Commercial (Continued)
WF-RBS Commercial Mortgage Trust:
Series 2012-C7,Cl. E, 4.991%, 6/15/45[1,3]	$180,000	$178,316
Series 2013-C14,Cl. AS, 3.488%, 6/15/46	640,000	681,889
Series 2014-C20,Cl. AS, 4.176%, 5/15/47	490,000	543,285
Series 2014-LC14,Cl. AS, 4.351%, 3/15/47[3]	395,000	440,754
WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 30.80%, 3/15/44[1,4]	3,945,311	182,982
		122,492,836

Residential—2.9%
Bear Stearns ARM Trust:
Series 2005-2,Cl. A1, 2.92%, 3/25/35[3]	132,344	133,176
Series 2006-1,Cl. A1, 2.58%, 2/25/36[3]	72,626	71,199
CHL Mortgage Pass-Through Trust:
Series 2005-17,Cl. 1A8, 5.50%, 9/25/35	897,006	906,928
Series 2005-J4,Cl. A7, 5.50%, 11/25/35	764,373	755,882
Citigroup Mortgage Loan Trust, Inc.:
Series 2005-2,Cl. 1A3, 3.004%, 5/25/35[3]	1,134,170	1,121,751
Series 2005-3,Cl. 2A4, 3.181%, 8/25/35[3]	1,942,143	1,646,063
Series 2006-AR1,Cl. 1A1, 2.87%, 10/25/35[3]	9,561	9,500
Series 2009-8,Cl. 7A2, 2.894%, 3/25/36[1,3]	10,364,420	9,354,489
Series 2012-8,Cl. 1A1, 3.04%, 10/25/35[1,3]	362,014	361,768
Series 2014-8,Cl. 1A2, 0.822%, 7/20/36[1,3]	3,400,000	2,724,249
Connecticut Avenue Securities:
Series 2014-C01,Cl. M1, 2.125%, 1/25/24[3]	82,449	83,101
Series 2014-C03,Cl. 1M1, 1.725%, 7/25/24[3]	354,437	355,310
Series 2014-C03,Cl. 2M1, 1.725%, 7/25/24[3]	563,738	565,415
Series 2014-C03,Cl. 2M2, 3.425%, 7/25/24[3]	4,495,000	4,519,802
Series 2014-C04,Cl. 2M1, 2.625%, 11/25/24[3]	111,976	112,321
Series 2015-C01,Cl. 1M2, 4.825%, 2/25/25[3]	2,500,000	2,622,707
Series 2015-C03,Cl. 1M1, 2.025%, 7/25/25[3]	256,262	256,906
Series 2015-C03,Cl. 1M2, 5.525%, 7/25/25[3]	4,490,000	4,797,420
Series 2016-C02,Cl. 1M1, 2.675%, 9/25/28[3]	554,921	562,992
Series 2016-C03,Cl. 1M1, 2.525%, 10/25/28[3]	1,535,721	1,557,745
Series 2016-C03,Cl. 2M1, 2.725%, 10/25/28[3]	848,406	860,470
Series 2016-C05,Cl. 2M1, 1.875%, 1/25/29[3]	1,706,068	1,713,645
CWHEQ Revolving Home Equity Loan Trust:
Series 2005-G,Cl. 2A, 0.754%, 12/15/35[3]	51,342	45,679
Series 2006-H,Cl. 2A1A, 0.674%, 11/15/36[3]	29,813	22,378
Home Equity Mortgage Trust, Series 2005-1, Cl. M6, 5.863%, 6/25/35[3]	353,100	357,186
HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 0.835%, 7/25/35[3]	9,480	9,178

	Principal Amount	Value
Residential (Continued)
MASTR Asset Backed Securities Trust, Series 2006-WMC3, Cl. A3, 0.625%, 8/25/36[3]	$938,616	$447,951
RALI Trust:
Series 2005-QA4,Cl. A32, 3.442%, 4/25/35[3]	12,129	701
Series 2006-QS13,Cl. 1A8, 6.00%, 9/25/36	18,651	15,315
Residential Asset Securitization Trust, Series 2005-A6CB, Cl. A7, 6%, 6/25/35	2,385,708	2,237,572
WaMu Mortgage Pass-Through Certificates Trust:
Series 2003-AR10,Cl. A7, 2.669%, 10/25/33[3]	95,057	97,062
Series 2005-AR16,Cl. 1A1, 2.599%, 12/25/35[3]	12,788	12,052
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR1,Cl. 1A1, 2.765%, 2/25/35[3]	1,505,686	1,507,657
Series 2005-AR10,Cl. 1A1, 2.977%, 6/25/35[3]	691,611	719,864
Series 2005-AR13,Cl. 1A5, 3.058%, 5/25/35[3]	172,251	172,800
Series 2005-AR15,Cl. 1A2, 2.993%, 9/25/35[3]	244,706	238,361
Series 2005-AR15,Cl. 1A6, 2.993%, 9/25/35[3]	3,018,342	2,869,770
Series 2005-AR4,Cl. 2A2, 2.995%, 4/25/35[3]	14,618	14,637
Series 2006-AR10,Cl. 5A5, 3.08%, 7/25/36[3]	520,980	513,124
Series 2006-AR14,Cl. 1A2, 3.106%, 10/25/36[3]	1,048,461	979,892
Series 2006-AR2,Cl. 2A3, 2.894%, 3/25/36[3]	2,431,260	2,391,250
Series 2006-AR7,Cl. 2A4, 3.088%, 5/25/36[3]	1,291,935	1,232,886
Series 2006-AR8,Cl. 2A1, 3.001%, 4/25/36[3]	1,025,664	1,005,139
Series 2007-AR3,Cl. A4, 5.895%, 4/25/37[3]	743,899	694,886
		50,678,179
Total Mortgage-Backed Obligations (Cost $309,103,586)		314,562,151

U.S. Government Obligations—1.9%
Federal Home Loan Bank Nts., 0.875%, 8/5/19	3,195,000	3,183,524
Federal Home Loan Mortgage Corp. Nts., 0.875%, 10/12/18	6,750,000	6,749,116
Federal National Mortgage Assn. Nts.:
0.875%, 8/2/19	2,840,000	2,828,915
1.00%, 8/28/19	1,988,000	1,986,944
1.875%, 9/24/26	1,371,000	1,362,675
United States Treasury Nts.:
1.625%, 4/30/19[7,8]	6,347,000	6,470,716
1.75%, 10/31/20[7,8]	9,509,000	9,760,656
2.50%, 8/15/23[7]	735,000	787,785
Total U.S. Government Obligations (Cost $32,882,293)		33,130,331

Foreign Government Obligations—7.8%
Argentina—0.7%
Argentine Republic Sr. Unsec. Bonds:
6.625%, 7/6/28[1]	3,570,000	3,784,200
7.125%, 7/6/36[1]	3,840,000	4,080,000
7.50%, 4/22/26[1]	220,000	248,820
7.875%, 6/15/27[1]	1,605,000	1,717,350
Argentine Republic Sr. Unsec. Nts.:
8.375%, 5/19/24[1]	755,000	807,850
9.125%, 3/16/24[1]	1,130,000	1,267,012
		11,905,232

5      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount		Value
Brazil—0.2%
Federative Republic of Brazil Sr. Unsec. Bonds, 5%, 1/27/45		$3,265,000	$2,971,150
Colombia—0.4%
Republic of Colombia Sr. Unsec. Bonds:
3.875%, 3/22/26	EUR	685,000	874,098
4.00%, 2/26/24		385,000	410,025
5.00%, 6/15/45		290,000	315,810
6.125%, 1/18/41		2,725,000	3,317,688
Series B, 7.50%, 8/26/26	COP	5,589,400,000	2,016,782
			6,934,403

Costa Rica—0.0%
Republic of Costa Rica Sr. Unsec. Bonds, 7.158%, 3/12/45[1]		815,000	881,219
Croatia—0.1%
Republic of Croatia Sr. Unsec. Bonds, 6.75%, 11/5/19[1]		985,000	1,093,665
Republic of Croatia Sr. Unsec. Nts., 3.875%, 5/30/22	EUR	1,145,000	1,393,638
			2,487,303

Dominican Republic—0.2%
Dominican Republic Sr. Unsec. Bonds:
6.60%, 1/28/24[1]		1,015,000	1,148,219
6.85%, 1/27/45[1]		1,315,000	1,479,375
7.45%, 4/30/44[1]		540,000	643,950
			3,271,544

Ecuador—0.0%
Republic of Ecuador Sr. Unsec. Nts., 10.75%, 3/28/22[1]		598,000	611,455

Gabon—0.0%
Gabonese Republic Sr. Unsec. International Bonds, 6.95%, 6/16/25[1]		850,000	785,657
Gabonese Republic Unsec. Bonds, 6.375%, 12/12/24[1]		110,000	101,184
			886,841

Ghana—0.1%
Republic of Ghana Sr. Unsec.
International Bonds, 7.875%, 8/7/23[1]		900,000	842,184
Republic of Ghana Sr. Unsec.
International Nts., 9.25%, 9/15/22[1]		345,000	354,893
			1,197,077

Honduras—0.1%
Republic of Honduras Sr. Unsec. International Nts., 8.75%, 12/16/20[1]		1,155,000	1,331,137

Hungary—0.4%
Hungary Sr. Unsec. Bonds, 5.75%, 11/22/23		2,245,000	2,648,285
Hungary Unsec. Bonds, Series 23/A, 6%, 11/24/23	HUF	497,000,000	2,251,518
Hungary Unsec. Nts., Series 20/B, 3.50%, 6/24/20	HUF	535,000,000	2,091,716
			6,991,519

Indonesia—1.9%
Perusahaan Penerbit SBSN Indonesia III Sr. Unsec. Nts., 4%, 11/21/18[1]		860,000	898,700
Perusahaan Penerbit SBSN Indonesia III Unsec. Bonds:
4.35%, 9/10/24[1]		575,000	622,438
4.55%, 3/29/26[1]		965,000	1,048,280
Perusahaan Penerbit SBSN Indonesia III Unsec. Nts., 6.125%, 3/15/19[1]		1,920,000	2,116,800
Republic of Indonesia Sr. Unsec. Bonds:
3.375%, 7/30/25[1]	EUR	290,000	353,321
3.75%, 6/14/28[1]	EUR	485,000	597,511
4.125%, 1/15/25[1]		340,000	363,566
5.125%, 1/15/45[1]		820,000	937,114

	Principal Amount		Value
Indonesia (Continued)
Republic of Indonesia Sr. Unsec. Bonds: (Continued)
5.875%, 3/13/20[1]		$360,000	$403,494
6.75%, 1/15/44[1]		1,885,000	2,580,810
Republic of Indonesia Treasury Bonds:
Series FR53, 8.25%, 7/15/21	IDR	112,775,000,000	9,114,088
Series FR56, 8.375%, 9/15/26	IDR	95,810,000,000	8,000,645
Series FR73, 8.75%, 5/15/31	IDR	67,843,000,000	5,862,491
			32,899,258

Iraq—0.0%
Republic of Iraq Unsec.Bonds, 5.80%, 1/15/28[1]		540,000	441,245

Ivory Coast—0.3%
Republic of Cote d’Ivoire Sr. Unsec. Bonds, 5.75%, 12/31/32[3]		6,108,300	6,024,067

Jamaica—0.2%
Commonwealth of Jamaica Sr. Unsec. Bonds:
7.625%, 7/9/25		1,915,000	2,254,912
8.00%, 3/15/39		385,000	463,925
			2,718,837

Kazakhstan—0.1%
Republic of Kazakhstan Sr. Unsec. Bonds, 4.875%, 10/14/44[1]		2,110,000	2,210,668

Mexico—0.5%
United Mexican States Sr. Unsec. Bonds, Series M, 5.75%, 3/5/26	MXN	157,670,000	7,987,711

Namibia—0.1%
Republic of Namibia Sr. Unsec. Bonds, 5.25%, 10/29/25[1]		1,155,000	1,223,728

Paraguay—0.0%
Republic of Paraguay Sr. Unsec. Bonds, 6.10%, 8/11/44[1]		575,000	656,937

Peru—0.2%
Republic of Peru Sr. Unsec. Bonds:
2.75%, 1/30/26	EUR	1,290,000	1,615,118
3.75%, 3/1/30	EUR	470,000	622,220
4.125%, 8/25/27		840,000	963,900
5.625%, 11/18/50		600,000	796,500
			3,997,738

Romania—0.2%
Romania Sr. Unsec. Bonds:
2.75%, 10/29/25[1]	EUR	980,000	1,206,225
3.875%, 10/29/35[1]	EUR	305,000	394,094
4.875%, 1/22/24[1]		1,120,000	1,282,716
			2,883,035

Russia—0.2%
Russian Federation Unsec. Nts., 7.50%, 8/18/21	RUB	218,675,000	3,386,250

Senegal—0.0%
Republic of Senegal Unsec. Bonds, 6.25%, 7/30/24[1]		540,000	561,624

Serbia—0.2%
Republic of Serbia Sr. Unsec. Nts., 5.25%, 11/21/17[1]		1,005,000	1,039,170
Republic of Serbia Unsec. Nts., 5.875%, 12/3/18[1]		2,115,000	2,245,337
			3,284,507

South Africa—0.4%
Republic of South Africa Unsec. Bonds:
Series 2037, 8.50%, 1/31/37	ZAR	24,200,000	1,635,738
Series R186, 10.50%, 12/21/26	ZAR	65,975,000	5,402,368
			7,038,106

6      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount		Value
Sri Lanka—0.3%
Democratic Socialist Republic of Sri Lanka Sr. Unsec. Bonds:
5.875%, 7/25/22[1]		$1,960,000	$2,021,746
6.25%, 10/4/20[1]		495,000	518,411
6.825%, 7/18/26[1]		930,000	1,002,128
6.85%, 11/3/25[1]		455,000	489,927
Democratic Socialist Republic of Sri Lanka Sr. Unsec. Nts., 6%, 1/14/19[1]		1,515,000	1,566,363
			5,598,575

Turkey—0.3%
Republic of Turkey Unsec. Bonds, 6.625%, 2/17/45		810,000	948,595
Republic of Turkey Unsec. Nts., 8.80%, 11/14/18	TRY	10,570,000	3,550,724
			4,499,319

Ukraine—0.4%
Ukraine Sr. Unsec. Nts., 7.75%, 9/1/19		7,585,000	7,509,453

Uruguay—0.2%
Oriental Republic of Uruguay Sr. Unsec. Bonds, 5.10%, 6/18/50		2,810,000	2,922,400

Vietnam—0.1%
Socialist Republic of Vietnam Sr. Unsec. Bonds, 4.80%, 11/19/24[1]		2,210,000	2,351,458

Zambia—0.0%
Republic of Zambia Sr. Unsec. Bonds, 8.50%, 4/14/24[1]		500,000	492,500
Total Foreign Government Obligations (Cost $132,995,402)			138,156,296

Corporate Loans—0.2%
Affinion Group, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.75%, 4/30/18[3]		783,291	762,436
Caesars Entertainment Resort Properties LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 7.00%, 10/11/20[3]		943,435	940,487
Pharmaceutical Product Development LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 4.25%, 8/18/22[3]		764,196	767,539
Quicksilver Resources, Inc., Sr. Sec. Credit Facilities 2nd Lien Term Loan, 7.00%, 6/21/19[3,9]		4,151,000	819,823
Total Corporate Loans (Cost $6,449,427)			3,290,285

Corporate Bonds and Notes—45.5%
Consumer Discretionary—9.6%
Auto Components—0.9%
BorgWarner, Inc., 4.375% Sr. Unsec. Nts., 3/15/45		192,000	203,139
Dana Financing Luxembourg Sarl, 6.50% Sr. Unsec. Nts., 6/1/26[1]		1,245,000	1,307,872
Gates Global LLC/Gates Global Co., 6% Sr. Unsec. Nts., 7/15/22[1]		1,075,000	1,026,625
GKN Holdings plc:
5.375% Sr. Unsec. Nts., 9/19/22	GBP	970,000	1,499,168
6.75% Sr. Unsec. Nts., 10/28/19	GBP	1,285,000	1,927,826
Goodyear Tire & Rubber Co. (The):
5.00% Sr. Unsec. Nts., 5/31/26		665,000	684,119
5.125% Sr. Unsec. Nts., 11/15/23		1,815,000	1,896,675
7.00% Sr. Unsec. Nts., 5/15/22		745,000	789,700
Lear Corp., 4.75% Sr. Unsec. Nts., 1/15/23		2,925,000	3,060,281
MPG Holdco I, Inc., 7.375% Sr. Unsec. Nts., 10/15/22		2,490,000	2,564,700

	Principal Amount	Value
Auto Components (Continued)
Tenneco, Inc., 5% Sr. Unsec. Nts., 7/15/26	$495,000	$503,044
		15,463,149

Automobiles—0.7%
Daimler Finance North America LLC:
1.50% Sr. Unsec. Nts., 7/5/19[1]	861,000	856,575
8.50% Sr. Unsec. Unsub. Nts., 1/18/31	485,000	790,429
Ford Motor Credit Co. LLC, 3.664% Sr. Unsec. Nts., 9/8/24	2,067,000	2,135,019
General Motors Co.:
5.00% Sr. Unsec. Nts., 4/1/35	1,705,000	1,773,261
6.25% Sr. Unsec. Nts., 10/2/43	820,000	970,450
General Motors Financial Co., Inc., 3% Sr. Unsec. Nts., 9/25/17	616,000	624,154
Harley-Davidson, Inc., 4.625% Sr. Unsec. Nts., 7/28/45	258,000	282,661
Hyundai Capital America, 2.40% Sr. Unsec. Nts., 10/30/18[1]	624,000	632,935
Nissan Motor Acceptance Corp.:
1.55% Sr. Unsec. Nts., 9/13/19[1]	234,000	233,664
2.00% Sr. Unsec. Nts., 3/8/19[1]	645,000	651,091
Volkswagen Group of America Finance LLC, 1.60% Sr. Unsec. Nts., 11/20/17[1]	976,000	974,123
ZF North America Capital, Inc.:
4.50% Sr. Unsec. Nts., 4/29/22[1]	1,095,000	1,162,069
4.75% Sr. Unsec. Nts., 4/29/25[1]	926,000	975,773
		12,062,204

Distributors—0.1%
LKQ Corp., 4.75% Sr. Unsec. Nts., 5/15/23	2,172,000	2,242,590

Diversified Consumer Services—0.0%
Service Corp. International, 5.375% Sr. Unsec. Nts., 5/15/24	813,000	865,845

Hotels, Restaurants & Leisure—2.0%
1011778 B.C. ULC/New Red Finance, Inc., 6% Sec. Nts., 4/1/22[1]	2,285,000	2,399,250
Aramark Services, Inc., 4.75% Sr. Unsec. Nts., 6/1/26[1]	745,000	750,587
Boyd Gaming Corp.:
6.375% Sr. Unsec. Nts., 4/1/26[1]	235,000	253,213
6.875% Sr. Unsec. Nts., 5/15/23	1,400,000	1,526,574
Caesars Entertainment Resort Properties LLC, 11% Sec. Nts., 10/1/21	835,000	902,844
Caesars Growth Properties Holdings LLC/Caesars Growth Properties Finance, Inc., 9.375% Sec. Nts., 5/1/22	830,000	892,250
CEC Entertainment, Inc., 8% Sr. Unsec. Nts., 2/15/22	145,000	145,181
Churchill Downs, Inc., 5.375% Sr. Unsec. Nts., 12/15/21	1,770,000	1,849,650
Greektown Holdings LLC/Greektown Mothership Corp., 8.875% Sr. Sec. Nts., 3/15/19[1]	2,005,000	2,130,313
Hilton Domestic Operating Co., Inc., 4.25% Sr. Unsec. Nts., 9/1/24[1]	500,000	512,500
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625% Sr. Unsec. Nts., 10/15/21	140,000	144,210
International Game Technology plc, 6.25% Sr. Sec. Nts., 2/15/22[1]	2,100,000	2,245,698
Isle of Capri Casinos, Inc., 5.875% Sr. Unsec. Nts., 3/15/21	970,000	1,013,044
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC:
5.00% Sr. Unsec. Nts., 6/1/24[1]	1,245,000	1,304,138
5.25% Sr. Unsec. Nts., 6/1/26[1]	995,000	1,054,700

7      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Hotels, Restaurants & Leisure (Continued)
Landry’s, Inc.:
6.75% Sr. Unsec. Nts., 10/15/24[1,2]	$2,510,000	$2,560,200
9.375% Sr. Unsec. Nts., 5/1/20[1]	2,855,000	2,998,321
Marriott International, Inc.:
3.25% Sr. Unsec. Nts., 9/15/22	388,000	407,187
6.375% Sr. Unsec. Nts., 6/15/17	561,000	579,803
McDonald’s Corp., 2.75% Sr. Unsec. Nts., 12/9/20	387,000	401,477
MCE Finance Ltd., 5% Sr. Unsec. Nts., 2/15/21[1]	1,080,000	1,088,307
MGM Growth Properties Operating Partnership LP/MGP Escrow Co.-Issuer, Inc., 5.625% Sr. Unsec. Nts., 5/1/24[1]	1,230,000	1,337,256
MGM Resorts International:
6.00% Sr. Unsec. Nts., 3/15/23	1,250,000	1,359,375
6.625% Sr. Unsec. Nts., 12/15/21	1,155,000	1,305,150
6.75% Sr. Unsec. Nts., 10/1/20	1,135,000	1,276,875
Mohegan Tribal Gaming Authority, 7.875% Sr. Unsec. Nts., 10/15/24[1,2]	255,000	255,319
NCL Corp. Ltd., 5.25% Sr. Unsec. Nts., 11/15/19[1]	1,030,000	1,045,450
PF Chang’s China Bistro, Inc., 10.25% Sr. Unsec. Nts., 6/30/20[1]	550,000	521,125
Premier Cruises Ltd., 11% Sr. Unsec. Nts., 3/15/08[1,9]	250,000	—
Six Flags Entertainment Corp., 4.875% Sr. Unsec. Nts., 7/31/24[1]	500,000	506,250
Sugarhouse HSP Gaming Prop Mezz LP/ Sugarhouse HSP Gaming Finance Corp., 6.375% Sr. Sec. Nts., 6/1/21[1]	560,000	562,800
Viking Cruises Ltd., 8.50% Sr. Unsec. Nts., 10/15/22[1]	2,235,000	2,302,050
		35,631,097

Household Durables—0.9%
Ardagh Packaging Finance plc/Ardagh
Holdings USA, Inc.: 4.625% Sr. Sec. Nts., 5/15/23[1]	740,000	748,325
7.25% Sr. Unsec. Nts., 5/15/24[1]	1,235,000	1,324,537
Beazer Homes USA, Inc., 8.75% Sr. Unsec. Nts., 3/15/22[1]	255,000	269,662
KB Home:
7.00% Sr. Unsec. Nts., 12/15/21	1,100,000	1,188,000
7.625% Sr. Unsec. Nts., 5/15/23	1,075,000	1,150,250
Lennar Corp.:
4.75% Sr. Unsec. Nts., 11/15/22	400,000	415,000
4.75% Sr. Unsec. Nts., 5/30/25	2,498,000	2,560,450
Meritage Homes Corp., 7.15% Sr. Unsec. Nts., 4/15/20	770,000	860,475
Newell Brands, Inc.:
2.15% Sr. Unsec. Nts., 10/15/18	386,000	391,667
5.00% Sr. Unsec. Nts., 11/15/23[1]	868,000	924,735
5.50% Sr. Unsec. Nts., 4/1/46	289,000	352,273
PulteGroup, Inc.:
4.25% Sr. Unsec. Nts., 3/1/21	495,000	522,225
5.00% Sr. Unsec. Nts., 1/15/27	970,000	979,118
5.50% Sr. Unsec. Nts., 3/1/26	740,000	780,700
6.00% Sr. Unsec. Nts., 2/15/35	80,000	81,200
Standard Industries, Inc., 5.50% Sr. Unsec. Nts., 2/15/23[1]	245,000	257,250
Taylor Morrison Communities, Inc./ Monarch Communities, Inc., 5.875% Sr. Unsec. Nts., 4/15/23[1]	1,060,000	1,115,650
Toll Brothers Finance Corp., 4.375% Sr. Unsec. Nts., 4/15/23	1,929,000	1,986,870
Whirlpool Corp., 1.65% Sr. Unsec. Nts., 11/1/17	280,000	280,922
		16,189,309

	Principal Amount	Value
Leisure Equipment & Products—0.1%
Mattel, Inc., 1.70% Sr. Unsec. Nts., 3/15/18	$647,000	$649,214
Proven Honour Capital Ltd., 4.125% Sr. Unsec. Nts., 5/6/26	900,000	947,043
		1,596,257

Media—3.3%
21st Century Fox America, Inc., 6.15% Sr. Unsec. Nts., 2/15/41	350,000	446,489
Altice Financing SA, 6.50% Sec. Nts., 1/15/22[1]	2,435,000	2,578,056
Altice Finco SA, 8.125% Sec. Nts., 1/15/24[1]	1,260,000	1,310,400
AMC Entertainment, Inc., 5.75% Sr. Sub. Nts., 6/15/25	745,000	756,175
Belo Corp., 7.75% Sr. Unsec. Nts., 6/1/27	1,202,000	1,304,170
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75% Sr. Unsec. Nts., 2/15/26[1]	1,135,000	1,205,937
Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375% Sr. Unsec. Nts., 9/15/20[1]	2,475,000	2,558,531
Charter Communications Operating LLC/Charter Communications Operating Capital:
4.464% Sr. Sec. Nts., 7/23/22[1]	417,000	450,857
4.908% Sr. Sec. Nts., 7/23/25[1]	1,495,000	1,653,362
6.484% Sr. Sec. Nts., 10/23/45[1]	1,787,000	2,173,582
Cinemark USA, Inc., 4.875% Sr. Unsec. Nts., 6/1/23	495,000	499,950
Clear Channel Worldwide Holdings, Inc.:
7.625% Sr. Sub. Nts., 3/15/20	510,000	508,087
6.50% Sr. Unsec. Nts., Series B, 11/15/22	895,000	936,394
Comcast Corp., 2.35% Sr. Unsec. Nts., 1/15/27	858,000	845,937
CSC Holdings LLC, 5.50% Sr. Unsec. Nts., 4/15/27[1]	750,000	768,750
DISH DBS Corp.:
5.875% Sr. Unsec. Nts., 11/15/24	2,950,000	2,924,188
6.75% Sr. Unsec. Nts., 6/1/21	925,000	999,000
7.75% Sr. Unsec. Nts., 7/1/26[1]	250,000	266,250
Entercom Radio LLC, 10.50% Sr. Unsec. Nts., 12/1/19	1,125,000	1,172,813
Gray Television, Inc.:
5.125% Sr. Unsec. Nts., 10/15/24[1]	760,000	747,650
5.875% Sr. Unsec. Nts., 7/15/26[1]	2,380,000	2,403,800
iHeartCommunications, Inc., 9% Sr. Sec. Nts., 12/15/19	875,000	695,625
Interpublic Group of Cos., Inc. (The), 4.20% Sr. Unsec. Nts., 4/15/24	283,000	304,557
LIN Television Corp., 6.375% Sr. Unsec. Nts., 1/15/21	1,200,000	1,246,500
MDC Partners, Inc., 6.50% Sr. Unsec. Nts., 5/1/24[1]	490,000	452,025
Mediacom LLC/Mediacom Capital Corp., 7.25% Sr. Unsec. Nts., 2/15/22	1,465,000	1,540,081
Nexstar Broadcasting, Inc.:
6.125% Sr. Unsec. Nts., 2/15/22[1]	755,000	783,313
6.875% Sr. Unsec. Nts., 11/15/20	1,205,000	1,254,706
Nexstar Escrow Corp., 5.625% Sr. Unsec. Nts., 8/1/24[1]	1,245,000	1,257,450
Omnicom Group, Inc., 3.65% Sr. Unsec. Nts., 11/1/24	588,000	624,975
Scripps Networks Interactive, Inc., 2.70% Sr. Unsec. Nts., 12/15/16	602,000	603,447
SFR Group SA, 6% Sr. Sec. Nts., 5/15/22[1]	2,540,000	2,600,325
Sinclair Television Group, Inc.:
5.625% Sr. Unsec. Nts., 8/1/24[1]	1,845,000	1,891,125

8      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount		Value
Media (Continued)
Sinclair Television Group, Inc.:
(Continued)
6.125% Sr. Unsec. Nts., 10/1/22		$1,185,000	$1,256,100
Sirius XM Radio, Inc.:
5.375% Sr. Unsec. Nts., 7/15/26[1]		995,000	1,024,850
6.00% Sr. Unsec. Nts., 7/15/24[1]		245,000	261,844
Sky plc:
3.75% Sr. Unsec. Nts., 9/16/24[1]		524,000	554,515
6.10% Sr. Unsec. Nts., 2/15/18[1]		317,000	334,642
TEGNA, Inc., 5.50% Sr. Unsec. Nts., 9/15/24[1]		1,680,000	1,740,900
Thomson Reuters Corp., 1.65% Sr. Unsec. Nts., 9/29/17		628,000	629,699
Time Warner Cable LLC, 4.50% Sr. Unsec. Unsub. Nts., 9/15/42		438,000	420,500
Time Warner, Inc.:
2.95% Sr. Unsec. Nts., 7/15/26		462,000	468,764
3.875% Sr. Unsec. Nts., 1/15/26		200,000	217,169
Tribune Media Co., 5.875% Sr. Unsec. Nts., 7/15/22		965,000	981,284
Univision Communications, Inc.:
5.125% Sr. Sec. Nts., 5/15/23[1]		245,000	249,288
5.125% Sr. Sec. Nts., 2/15/25[1]		2,045,000	2,065,450
UPC Holding BV, 6.75% Sr. Unsec. Nts., 3/15/23[1]	EUR	1,020,000	1,236,182
UPCB Finance VI Ltd., 6.875% Sr. Sec. Nts., 1/15/22[1]		1,380,000	1,449,000
Viacom, Inc.:
2.25% Sr. Unsec. Nts., 2/4/22		191,000	190,542
3.45% Sr. Unsec. Nts., 10/4/26		231,000	231,286
3.50% Sr. Unsec. Nts., 4/1/17		248,000	250,244
4.375% Sr. Unsec. Nts., 3/15/43		292,000	270,181
Virgin Media Secured Finance plc:
5.25% Sr. Sec. Nts., 1/15/26[1]		577,000	588,540
5.50% Sr. Sec. Nts., 8/15/26[1]		705,000	720,863
Ziggo Secured Finance BV, 5.50% Sr. Sec. Nts., 1/15/27[1]		2,515,000	2,515,000
			57,421,350

Multiline Retail—0.2%
Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23		2,749,000	2,972,356

Specialty Retail—0.7%
AutoZone, Inc.:
1.30% Sr. Unsec. Nts., 1/13/17		161,000	161,158
1.625% Sr. Unsec. Nts., 4/21/19		174,000	174,676
Best Buy Co., Inc., 5.50% Sr. Unsec. Nts., 3/15/21		544,000	603,840
CST Brands, Inc., 5% Sr. Unsec. Nts., 5/1/23		1,255,000	1,325,594
GameStop Corp., 5.50% Sr. Unsec. Nts., 10/1/19[1]		1,030,000	1,055,750
L Brands, Inc.:
5.625% Sr. Unsec. Nts., 2/15/22		324,000	362,475
6.625% Sr. Unsec. Nts., 4/1/21		1,085,000	1,255,887
6.875% Sr. Unsec. Nts., 11/1/35		1,595,000	1,746,525
Lowe’s Cos, Inc., 3.70% Sr. Unsec. Nts., 4/15/46		414,000	426,987
Men’s Wearhouse, Inc. (The), 7% Sr. Unsec. Nts., 7/1/22		580,000	545,200
Ross Stores, Inc., 3.375% Sr. Unsec. Nts., 9/15/24		555,000	591,002
Sally Holdings LLC/Sally Capital, Inc.:
5.625% Sr. Unsec. Nts., 12/1/25		890,000	962,313
5.75% Sr. Unsec. Nts., 6/1/22		1,565,000	1,639,337
Signet UK Finance plc, 4.70% Sr. Unsec. Nts., 6/15/24		480,000	463,111

	Principal Amount	Value
Specialty Retail (Continued)
Toys R US Property Co. II LLC, 8.50% Sr. Sec. Nts., 12/1/17	$1,285,000	$1,281,788
		12,595,643

Textiles, Apparel & Luxury Goods—0.7%
Hanesbrands, Inc.:
4.625% Sr. Unsec. Nts., 5/15/24[1]	425,000	438,281
4.875% Sr. Unsec. Nts., 5/15/26[1]	1,143,000	1,174,432
Levi Strauss & Co.:
5.00% Sr. Unsec. Nts., 5/1/25	3,031,000	3,174,973
6.875% Sr. Unsec. Nts., 5/1/22	490,000	521,850
PVH Corp., 4.50% Sr. Unsec. Unsub. Nts., 12/15/22	2,737,000	2,867,008
Springs Industries, Inc., 6.25% Sr. Sec. Nts., 6/1/21	3,060,000	3,182,400
William Carter Co. (The), 5.25% Sr. Unsec. Nts., 8/15/21	825,000	866,770
		12,225,714

Consumer Staples—2.6%
Beverages—0.5%
Anheuser-Busch InBev Finance, Inc.:
1.90% Sr. Unsec. Nts., 2/1/19	970,000	980,168
3.65% Sr. Unsec. Nts., 2/1/26	508,000	545,064
4.90% Sr. Unsec. Nts., 2/1/46	343,000	413,086
Anheuser-Busch InBev Worldwide, Inc., 8.20% Sr. Unsec. Unsub. Nts., 1/15/39	390,000	632,803
Beam Suntory, Inc., 1.875% Sr. Unsec. Nts., 5/15/17	305,000	306,422
Constellation Brands, Inc., 4.75% Sr. Unsec. Nts., 11/15/24	2,475,000	2,691,562
Molson Coors Brewing Co.:
1.45% Sr. Unsec. Nts., 7/15/19	348,000	347,201
2.10% Sr. Unsec. Nts., 7/15/21	833,000	841,664
4.20% Sr. Unsec. Nts., 7/15/46	220,000	230,813
Pernod Ricard SA:
2.95% Sr. Unsec. Nts., 1/15/17[1]	708,000	711,001
4.25% Sr. Unsec. Nts., 7/15/22[1]	704,000	771,079
		8,470,863

Food & Staples Retailing—0.8%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC, 6.625% Sr. Unsec. Nts., 6/15/24[1]	745,000	776,662
CVS Health Corp., 2.875% Sr. Unsec. Nts., 6/1/26	912,000	928,006
Ingles Markets, Inc., 5.75% Sr. Unsec. Nts., 6/15/23	1,485,000	1,548,113
Koninklijke Ahold Delhaize NV, 6.50% Sr. Unsec. Nts., 6/15/17	166,000	171,670
Kroger Co. (The):
2.00% Sr. Unsec. Nts., 1/15/19	40,000	40,530
6.40% Sr. Unsec. Nts., 8/15/17	559,000	584,565
6.80% Sr. Unsec. Nts., 12/15/18	287,000	320,742
6.90% Sr. Unsec. Nts., 4/15/38	248,000	346,621
New Albertsons, Inc., 7.45% Sr. Unsec. Nts., 8/1/29	740,000	728,900
Omnicare, Inc., 4.75% Sr. Unsec. Nts., 12/1/22	1,765,000	1,975,940
Performance Food Group, Inc., 5.50% Sr. Unsec. Nts., 6/1/24[1]	495,000	512,325
Rite Aid Corp., 6.125% Sr. Unsec. Nts., 4/1/23[1]	2,100,000	2,270,625
SUPERVALU, Inc., 6.75% Sr. Unsec. Nts., 6/1/21	740,000	695,600
US Foods, Inc., 5.875% Sr. Unsec. Nts., 6/15/24[1]	125,000	130,625
Walgreens Boots Alliance, Inc.:
1.75% Sr. Unsec. Nts., 5/30/18	667,000	670,903
3.10% Sr. Unsec. Nts., 6/1/23	1,000,000	1,033,285

9      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Food & Staples Retailing (Continued)
Wal-Mart Stores, Inc., 4.30% Sr. Unsec. Nts., 4/22/44	$498,000	$588,009
		13,323,121

Food Products—0.8%
Bunge Ltd. Finance Corp.:
3.20% Sr. Unsec. Nts., 6/15/17	615,000	623,043
3.25% Sr. Unsec. Nts., 8/15/26	590,000	593,688
8.50% Sr. Unsec. Nts., 6/15/19	400,000	469,248
ConAgra Foods, Inc., 1.90% Sr. Unsec. Nts., 1/25/18	386,000	388,378
Dean Foods Co., 6.50% Sr. Unsec. Nts., 3/15/23[1]	2,065,000	2,194,063
Ingredion, Inc., 1.80% Sr. Unsec. Nts., 9/25/17	635,000	636,526
JM Smucker Co. (The), 1.75% Sr. Unsec. Nts., 3/15/18	498,000	501,182
Kraft Heinz Foods Co.:
2.80% Sr. Unsec. Nts., 7/2/20	867,000	899,327
4.375% Sr. Unsec. Nts., 6/1/46	526,000	560,310
Land O’ Lakes, Inc., 6% Sr. Unsec. Nts., 11/15/22[1]	745,000	827,881
Minerva Luxembourg SA, 6.50% Sr. Unsec. Nts., 9/20/26[1]	1,170,000	1,154,147
Pilgrim’s Pride Corp., 5.75% Sr. Unsec. Nts., 3/15/25[1]	910,000	941,850
Post Holdings, Inc., 6.75% Sr. Unsec. Nts., 12/1/21[1]	940,000	1,012,859
TreeHouse Foods, Inc., 6% Sr. Unsec. Nts., 2/15/24[1]	1,445,000	1,562,406
WhiteWave Foods Co. (The), 5.375% Sr. Unsec. Nts., 10/1/22	670,000	763,800
		13,128,708

Household Products—0.0%
Spectrum Brands, Inc., 6.125% Sr. Unsec. Nts., 12/15/24	360,000	391,619

Personal Products—0.3%
Avon International Operations, Inc., 7.875% Sr. Sec. Nts., 8/15/22[1]	3,035,000	3,137,431
Edgewell Personal Care Co., 4.70% Sr. Unsec. Nts., 5/24/22	85,000	88,294
Revlon Consumer Products Corp.:
5.75% Sr. Unsec. Nts., 2/15/21	2,205,000	2,260,125
6.25% Sr. Unsec. Nts., 8/1/24[1]	500,000	517,500
		6,003,350

Tobacco—0.2%
Altria Group, Inc., 3.875% Sr. Unsec. Nts., 9/16/46	588,000	614,808
Imperial Brands Finance plc, 2.05% Sr. Unsec. Nts., 7/20/18[1]	947,000	953,893
Reynolds American, Inc., 5.85% Sr. Unsec. Nts., 8/15/45	708,000	922,580
Vector Group Ltd., 7.75% Sr. Sec. Nts., 2/15/21	1,170,000	1,239,849
		3,731,130

Energy—6.4%
Energy Equipment & Services—0.6%
Eletson Holdings, Inc., 9.625% Sr. Sec. Nts., 1/15/22[1]	2,095,000	1,497,925
Endeavor Energy Resources LP/EER Finance, Inc., 7% Sr. Unsec. Nts., 8/15/21[1]	550,000	567,875
Halliburton Co., 5% Sr. Unsec. Nts., 11/15/45	257,000	282,308
Helmerich & Payne International Drilling Co., 4.65% Sr. Unsec. Nts., 3/15/25	247,000	261,239
Hornbeck Offshore Services, Inc., 5.875% Sr. Unsec. Nts., 4/1/20	905,000	552,050

	Principal Amount	Value
Energy Equipment & Services (Continued)
Pertamina Persero PT:
5.625% Sr. Unsec. Nts., 5/20/43[1]	$1,387,000	$1,460,966
6.45% Sr. Unsec. Nts., 5/30/44[1]	2,860,000	3,320,171
Precision Drilling Corp., 6.625% Sr. Unsec. Nts., 11/15/20	780,000	727,350
Schlumberger Holdings Corp.:
1.90% Sr. Unsec. Nts., 12/21/17[1]	789,000	794,121
4.00% Sr. Unsec. Nts., 12/21/25[1]	528,000	575,443
Sinopec Group Overseas Development 2014 Ltd., 1.75% Sr. Unsec. Nts., 4/10/17[1]	637,000	638,317
		10,677,765

Oil, Gas & Consumable Fuels—5.8%
Anadarko Petroleum Corp.:
4.50% Sr. Unsec. Nts., 7/15/44	168,000	155,091
5.55% Sr. Unsec. Nts., 3/15/26	715,000	813,772
6.20% Sr. Unsec. Nts., 3/15/40	175,000	201,209
Antero Resources Corp., 6% Sr. Unsec. Nts., 12/1/20	1,705,000	1,764,675
Apache Corp., 4.75% Sr. Unsec. Nts., 4/15/43	317,000	327,189
Baytex Energy Corp., 5.625% Sr. Unsec. Nts., 6/1/24[1]	1,635,000	1,340,700
Bharat Petroleum Corp. Ltd., 4% Sr. Unsec. Nts., 5/8/25	1,960,000	2,043,633
Bill Barrett Corp.:
7.00% Sr. Unsec. Nts., 10/15/22	124,000	96,410
7.625% Sr. Unsec. Nts., 10/1/19	895,000	774,175
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125% Sr. Unsec. Nts., 11/15/22[1]	570,000	560,025
Boardwalk Pipelines LP, 4.95% Sr. Unsec. Nts., 12/15/24	480,000	503,213
BP Capital Markets plc, 1.676% Sr. Unsec. Nts., 5/3/19	967,000	971,043
California Resources Corp., 8% Sec. Nts., 12/15/22[1]	873,000	584,910
Carrizo Oil & Gas, Inc., 6.25% Sr. Unsec. Nts., 4/15/23	1,650,000	1,641,750
Cheniere Corpus Christi Holdings LLC, 7% Sr. Sec. Nts., 6/30/24[1]	2,065,000	2,240,525
Chesapeake Energy Corp.:
6.125% Sr. Unsec. Nts., 2/15/21	580,000	530,700
8.00% Sec. Nts., 12/15/22[1]	1,305,000	1,324,575
Chevron Corp., 1.561% Sr. Unsec. Nts., 5/16/19	972,000	977,602
CNOOC Finance 2011 Ltd., 4.25% Sr. Unsec. Nts., 1/26/21[1]	650,000	703,843
CNOOC Nexen Finance 2014 ULC, 1.625% Sr. Unsec. Nts., 4/30/17	546,000	546,606
Columbia Pipeline Group, Inc., 4.50% Sr. Unsec. Nts., 6/1/25	458,000	498,611
Concho Resources, Inc., 5.50% Sr. Unsec. Unsub. Nts., 4/1/23	740,000	766,825
ConocoPhillips Co.:
4.95% Sr. Unsec. Nts., 3/15/26	108,000	121,986
5.95% Sr. Unsec. Nts., 3/15/46	230,000	292,669
CONSOL Energy, Inc., 5.875% Sr. Unsec. Nts., 4/15/22	1,440,000	1,332,000
Continental Resources, Inc., 5% Sr. Unsec. Nts., 9/15/22	950,000	950,000
Cosan Luxembourg SA, 7% Sr. Unsec. Nts., 1/20/27[1]	385,000	402,325
DCP Midstream LLC:
4.75% Sr. Unsec. Nts., 9/30/21[1]	245,000	248,675
5.35% Sr. Unsec. Nts., 3/15/20[1]	365,000	375,950
Delek & Avner Tamar Bond Ltd., 5.082% Sr. Sec. Nts., 12/30/23[1]	635,000	679,050

10      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Denbury Resources, Inc.:
5.50% Sr. Sub. Nts., 5/1/22	$252,000	$182,070
9.00% Sec. Nts., 5/15/21[1]	495,000	520,987
Devon Energy Corp., 4.75% Sr. Unsec. Nts., 5/15/42	292,000	273,794
Encana Corp., 3.90% Sr. Unsec. Nts., 11/15/21	485,000	487,173
Energy Transfer Equity LP:
5.875% Sr. Sec. Nts., 1/15/24	1,175,000	1,224,937
7.50% Sr. Sec. Nts., 10/15/20	1,975,000	2,177,437
EnLink Midstream Partners LP:
4.40% Sr. Unsec. Nts., 4/1/24	791,000	774,004
4.85% Sr. Unsec. Nts., 7/15/26	233,000	235,045
Enterprise Products Operating LLC:
4.85% Sr. Unsec. Nts., 8/15/42	174,000	181,819
4.90% Sr. Unsec. Nts., 5/15/46	171,000	180,874
EP Energy LLC/Everest Acquisition Finance, Inc., 7.75% Sr. Unsec. Nts., 9/1/22	860,000	516,000
Gazprom OAO Via Gaz Capital SA:
4.95% Sr. Unsec. Nts., 7/19/22[1]	3,580,000	3,749,255
7.288% Sr. Unsec. Nts., 8/16/37[1]	1,860,000	2,198,062
Genesis Energy LP/Genesis Energy Finance Corp., 5.75% Sr. Unsec. Nts., 2/15/21	515,000	517,575
Indian Oil Corp. Ltd., 5.75% Sr. Unsec. Nts., 8/1/23	1,975,000	2,284,885
KazMunayGas National Co. JSC:
4.40% Sr. Unsec. Nts., 4/30/23[1]	635,000	647,767
6.375% Sr. Unsec. Nts., 4/9/21[1]	1,785,000	1,974,656
7.00% Sr. Unsec. Nts., 5/5/20[1]	1,880,000	2,096,200
Kinder Morgan, Inc., 5.55% Sr. Unsec. Nts., 6/1/45	754,000	778,024
Laredo Petroleum, Inc., 5.625% Sr. Unsec. Nts., 1/15/22	1,305,000	1,272,375
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23[10]	1,530,000	1,530,000
MEG Energy Corp.:
6.50% Sr. Unsec. Nts., 3/15/21[1]	905,000	743,231
7.00% Sr. Unsec. Nts., 3/31/24[1]	1,355,000	1,077,225
MPLX LP, 4.87% Sr. Unsec. Nts., 6/1/25	695,000	719,751
Navios Maritime Acquisition Corp./Navios Acquisition Finance US, Inc., 8.125% Sr. Sec. Nts., 11/15/21[1]	945,000	699,300
Newfield Exploration Co., 5.625% Sr. Unsec. Nts., 7/1/24	730,000	751,900
NGL Energy Partners LP/NGL Energy Finance Corp., 6.875% Sr. Unsec. Nts., 10/15/21	1,365,000	1,300,162
Noble Energy, Inc., 5.05% Sr. Unsec. Nts., 11/15/44	240,000	238,377
Novatek OAO via Novatek Finance DAC, 4.422% Sr. Unsec. Nts., 12/13/22[1]	915,000	922,777
Oasis Petroleum, Inc.:
6.875% Sr. Unsec. Nts., 3/15/22	1,110,000	1,068,375
6.875% Sr. Unsec. Nts., 1/15/23	765,000	732,487
ONEOK Partners LP, 4.90% Sr. Unsec. Nts., 3/15/25	421,000	453,888
ONEOK, Inc., 7.50% Sr. Unsec. Nts., 9/1/23	1,360,000	1,526,600
Origin Energy Finance Ltd., 3.50% Sr. Unsec. Nts., 10/9/18[1]	1,079,000	1,099,260
Pacific Exploration & Production Corp., 5.625% Sr. Unsec. Nts., 1/19/25[1,9]	1,135,000	215,650
Petrobras Global Finance BV:
4.375% Sr. Unsec. Nts., 5/20/23	2,405,000	2,157,285
5.75% Sr. Unsec. Nts., 1/20/20	135,000	139,455
8.375% Sr. Unsec. Nts., 5/23/21	4,805,000	5,276,851
8.75% Sr. Unsec. Nts., 5/23/26	2,680,000	2,968,100

	Principal Amount		Value
Oil, Gas & Consumable Fuels (Continued)
Petroleos Mexicanos:
3.75% Sr. Unsec. Nts., 4/16/26	EUR	1,005,000	$1,133,185
4.625% Sr. Unsec. Nts., 9/21/23[1]		2,480,000	2,495,252
5.50% Sr. Unsec. Nts., 6/27/44		1,720,000	1,499,668
6.375% Sr. Unsec. Nts., 2/4/21[1]		820,000	895,932
6.875% Sr. Unsec. Nts., 8/4/26[1]		1,100,000	1,242,945
Phillips 66 Partners LP, 3.605% Sr. Unsec. Nts., 2/15/25		817,000	823,563
QEP Resources, Inc., 5.25% Sr. Unsec. Nts., 5/1/23		805,000	796,950
Range Resources Corp.:
5.00% Sr. Unsec. Nts., 8/15/22[1]		1,555,000	1,555,000
5.00% Sr. Unsec. Nts., 3/15/23[1]		325,000	319,313
Regency Energy Partners LP/Regency Energy Finance Corp., 5% Sr. Unsec. Nts., 10/1/22		645,000	681,668
Reliance Industries Ltd., 4.875% Sr. Unsec. Nts., 2/10/45[1]		685,000	725,431
Rice Energy, Inc., 6.25% Sr. Unsec. Nts., 5/1/22		990,000	1,027,125
Sabine Pass Liquefaction LLC:
5.625% Sr. Sec. Nts., 4/15/23		1,950,000	2,091,375
5.75% Sr. Sec. Nts., 5/15/24		575,000	621,719
Sanchez Energy Corp.:
6.125% Sr. Unsec. Nts., 1/15/23		825,000	666,188
7.75% Sr. Unsec. Nts., 6/15/21		405,000	358,425
Shell International Finance BV:
1.375% Sr. Unsec. Nts., 5/10/19		728,000	726,219
4.00% Sr. Unsec. Nts., 5/10/46		355,000	365,096
SM Energy Co., 6.50% Sr. Unsec. Nts., 1/1/23		1,045,000	1,060,675
Southwestern Energy Co., 5.80% Sr. Unsec. Nts., 1/23/20		780,000	781,950
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.50% Sr. Unsec. Nts., 8/15/22		1,420,000	1,359,650
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 5.50% Sr. Unsec. Nts., 9/15/24[1]		500,000	505,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
4.125% Sr. Unsec. Nts., 11/15/19		745,000	759,155
5.00% Sr. Unsec. Nts., 1/15/18		1,160,000	1,203,500
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
5.875% Sr. Unsec. Nts., 10/1/20		1,154,000	1,190,063
6.25% Sr. Unsec. Nts., 10/15/22		935,000	1,002,788
Thai Oil PCL, 4.875% Sr. Unsec. Nts., 1/23/43[1]		250,000	282,350
TransCanada PipeLines Ltd., 1.625% Sr. Unsec. Nts., 11/9/17		968,000	970,701
Ultrapar International SA, 5.25% Sr. Unsec. Nts., 10/6/26[1,2]		445,000	446,202
Western Gas Partners LP, 4.65% Sr. Unsec. Nts., 7/1/26		168,000	174,300
Whiting Petroleum Corp., 5.75% Sr. Unsec. Nts., 3/15/21		1,640,000	1,541,600
Williams Partners LP/ACMP Finance Corp., 6.125% Sr. Unsec. Nts., 7/15/22		1,390,000	1,443,256
WPX Energy, Inc.:
5.25% Sr. Unsec. Nts., 9/15/24		585,000	554,288
6.00% Sr. Unsec. Nts., 1/15/22		305,000	302,713
			101,266,595

Financials—7.2%
Capital Markets—1.5%
Affinion Group, Inc., 7.875% Sr. Unsec. Nts., 12/15/18		2,095,000	1,435,075

11      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount		Value
Capital Markets (Continued)
Apollo Management Holdings LP, 4% Sr. Unsec. Nts., 5/30/24[1]		$765,000	$789,481
Brookfield Asset Management, Inc., 4% Sr. Unsec. Nts., 1/15/25		873,000	896,895
Brookfield Residential Properties, Inc., 6.50% Sr. Unsec. Nts., 12/15/20[1]		2,025,000	2,106,000
Credit Suisse AG, New York, 3.625% Sr. Unsec. Nts., 9/9/24		512,000	535,191
Credit Suisse Group Funding Guernsey Ltd., 4.55% Sr. Unsec. Nts., 4/17/26[1]		360,000	378,954
Drawbridge Special Opportunities Fund LP/Drawbridge Special Opportunities Finance Corp., 5% Sr. Unsec. Nts., 8/1/21[1]		3,145,000	3,038,463
E*TRADE Financial Corp., 5.875% Jr. Sub. Perpetual Bonds[3,11]		978,000	1,014,675
First Data Corp.:
5.00% Sr. Sec. Nts., 1/15/24[1]		1,935,000	1,971,281
5.75% Sec. Nts., 1/15/24[1]		910,000	938,437
7.00% Sr. Unsec. Nts., 12/1/23[1]		3,055,000	3,238,300
Goldman Sachs Group, Inc. (The):
3.75% Sr. Unsec. Nts., 2/25/26		548,000	576,877
5.15% Sub. Nts., 5/22/45		639,000	701,219
Halcon Resources Corp., 12% Sec. Nts., 2/15/22[1]		274,000	275,370
KCG Holdings, Inc., 6.875% Sr. Sec. Nts., 3/15/20[1]		1,275,000	1,268,625
Morgan Stanley:
3.875% Sr. Unsec. Nts., 1/27/26		1,377,000	1,467,589
5.00% Sub. Nts., 11/24/25		859,000	960,721
MPH Acquisition Holdings LLC, 7.125% Sr. Unsec. Nts., 6/1/24[1]		495,000	533,362
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25% Sec. Nts., 5/15/23[1]		495,000	540,788
Raymond James Financial, Inc., 3.625% Sr. Unsec. Nts., 9/15/26		543,000	555,443
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., 6.125% Sr. Sec. Nts., 8/15/21[1]		375,000	388,125
S&P Global, Inc., 2.50% Sr. Unsec. Nts., 8/15/18		941,000	956,255
Springleaf Finance Corp., 8.25% Sr. Unsec. Nts., 12/15/20		490,000	539,000
UBS Group Funding Jersey Ltd., 4.125% Sr. Unsec. Nts., 4/15/26[1]		584,000	614,813
			25,720,939

Commercial Banks—2.6%
Astana Finance JSC, 9.16% Sr. Unsec. Nts., 12/22/24[9]		315,159	—
Australia & New Zealand Banking Group Ltd., 6.75% Jr. Sub. Perpetual Bonds[1,3,11]		105,000	115,725
Banco ABC Brasil SA, 7.875% Sub. Nts., 4/8/20[1]		150,000	158,437
Banco Hipotecario SA, 9.75% Sr. Unsec. Nts., 11/30/20[1]		170,000	194,650
Bank of America Corp.:
3.50% Sr. Unsec. Nts., 4/19/26		880,000	916,948
7.75% Jr. Sub. Nts., 5/14/38		645,000	939,855
Bank of China Ltd., 5% Sub. Nts., 11/13/24[1]		575,000	623,265
Bank of Ireland, 4.25% Sub. Nts., 6/11/24[3]	EUR	930,000	1,040,218
BankAmerica Capital III, 1.25% Jr. Sub. Nts., 1/15/27[3]		420,000	364,875
Barclays plc, 8% Jr. Sub. Perpetual Bonds[3,11]	EUR	1,390,000	1,568,678
BB&T Corp., 2.05% Sr. Unsec. Nts., 5/10/21		993,000	1,004,088

	Principal Amount		Value
Commercial Banks (Continued)
BPCE SA:
2.65% Sr. Unsec. Nts., 2/3/21		$759,000	$783,840
2.75% Sub. Nts., 7/8/26[3]	EUR	895,000	1,043,408
CIT Group, Inc.:
4.25% Sr. Unsec. Nts., 8/15/17		575,000	586,500
5.00% Sr. Unsec. Nts., 8/15/22		3,205,000	3,413,325
Citigroup, Inc.:
4.30% Sub. Nts., 11/20/26		545,000	573,131
4.65% Sr. Unsec. Nts., 7/30/45		675,000	764,585
6.675% Sub. Nts., 9/13/43		296,000	391,739
Citizens Bank NA (Providence RI), 2.55% Sr. Unsec. Nts., 5/13/21		776,000	790,709
Constellis Holdings LLC/Constellis Finance Corp., 9.75% Sec. Nts., 5/15/20[1]		2,095,000	2,068,812
Cooperatieve Rabobank UA, 5.50% Jr. Sub. Perpetual Bonds[3,11]	EUR	1,910,000	2,134,334
Danske Bank AS, 2.80% Sr. Unsec. Nts., 3/10/21[1]		525,000	544,134
Fifth Third Bank (Cincinnati OH), 3.85% Sub. Nts., 3/15/26		491,000	524,634
First Republic Bank, 4.375% Sub. Nts., 8/1/46		405,000	405,033
Grupo Aval Ltd., 4.75% Sr. Unsec. Nts., 9/26/22[1]		825,000	818,400
HSBC Holdings plc, 2.65% Sr. Unsec. Nts., 1/5/22[2]		801,000	799,756
Huntington Bancshares, Inc.:
3.15% Sr. Unsec. Nts., 3/14/21		528,000	547,945
4.35% Sub. Nts., 2/4/23		660,000	692,892
ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[1,3]		930,000	949,695
ING Bank NV, 2.75% Sr. Unsec. Nts., 3/22/21[1]		705,000	728,496
JPMorgan Chase & Co.:
2.295% Sr. Unsec. Nts., 8/15/21		213,000	213,594
2.70% Sr. Unsec. Nts., 5/18/23		411,000	415,739
6.75% Jr. Sub. Perpetual Bonds, Series S3,11		690,000	770,212
KeyBank NA (Cleveland OH), 3.40% Sub. Nts., 5/20/26		833,000	853,606
Krung Thai Bank PCL (Cayman Islands), 5.20% Sub. Nts., 12/26/24[3]		440,000	464,151
Lloyds Banking Group plc, 6.413% Jr. Sub. Perpetual Bonds[1,3,11]		566,000	625,430
NN Group NV, 4.625% Sub. Nts., 4/8/44[3]	EUR	1,370,000	1,640,355
OPE KAG Finance Sub, Inc., 7.875% Sr. Unsec. Nts., 7/31/23[1]		1,660,000	1,581,150
Rabobank Capital Funding Trust IV, 5.556% Jr. Sub. Perpetual Bonds[1,3,11]	GBP	150,000	207,033
Regions Bank (Birmingham AL), 2.25% Sr. Unsec. Nts., 9/14/18		477,000	481,020
Royal Bank of Scotland Group plc:
5.125% Sub. Nts., 5/28/24		1,335,000	1,343,480
7.64% Jr. Sub. Perpetual Bonds[3,11]		497,000	484,575
Santander UK Group Holdings plc, 4.75% Sub. Nts., 9/15/25[1]		555,000	557,261
Sberbank of Russia Via SB Capital SA, 5.50% Sub. Nts., 2/26/24[1,3]		1,480,000	1,496,650
Skandinaviska Enskilda Banken AB, 2.625% Sr. Unsec. Nts., 3/15/21		526,000	540,767
Societe Generale SA:
4.25% Sub. Nts., 8/19/26[1]		782,000	779,860
8.00% Jr. Sub. Perpetual Bonds[1,3,11]		2,105,000	2,094,475
SPCM SA, 2.875% Sr. Unsec. Nts., 6/15/23[1]	EUR	1,645,000	1,853,318
SunTrust Bank (Atlanta GA), 3.30% Sub. Nts., 5/15/26		417,000	426,523

12      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount		Value
Commercial Banks (Continued)
SunTrust Banks, Inc., 3.50% Sr. Unsec. Nts., 1/20/17		$364,000	$365,864
Swedbank AB, 2.65% Sr. Unsec. Nts., 3/10/21[1]		557,000	574,937
TC Ziraat Bankasi AS, 4.75% Sr. Unsec. Nts., 4/29/21[1]		250,000	249,572
Turkiye Halk Bankasi AS, 5% Sr. Unsec. Nts., 7/13/21[1]		515,000	503,852
Turkiye Is Bankasi, 5.375% Sr. Unsec. Nts., 10/6/21[1]		300,000	302,059
Turkiye Vakiflar Bankasi TAO, 6.875% Sub. Nts., 2/3/25[1,3]		625,000	620,822
US Bancorp, 3.10% Sub. Nts., 4/27/26		586,000	606,465
Wells Fargo & Co., 5.90% Jr. Sub. Perpetual Bonds, Series S3,11		685,000	710,688
			46,251,565

Consumer Finance—0.5%
Ahern Rentals, Inc., 7.375% Sec. Nts., 5/15/23[1]		2,090,000	1,363,725
Ally Financial, Inc.:
4.25% Sr. Unsec. Nts., 4/15/21		1,704,000	1,740,210
4.625% Sr. Unsec. Nts., 5/19/22		1,000,000	1,032,500
5.75% Sub. Nts., 11/20/25		1,175,000	1,233,750
Capital One Financial Corp., 3.20% Sr. Unsec. Nts., 2/5/25		656,000	668,676
Discover Financial Services, 3.75% Sr. Unsec. Nts., 3/4/25		606,000	614,661
Navient Corp., 6.625% Sr. Unsec. Nts., 7/26/21		505,000	510,050
Synchrony Financial, 4.50% Sr. Unsec. Nts., 7/23/25		172,000	182,185
TMX Finance LLC/TitleMax Finance Corp., 8.50% Sr. Sec. Nts., 9/15/18[1]		685,000	513,750
			7,859,507

Diversified Financial Services—0.1%
Berkshire Hathaway Energy Co., 2% Sr. Unsec. Nts., 11/15/18		267,000	270,420
Berkshire Hathaway, Inc., 3.125% Sr. Unsec. Nts., 3/15/26		398,000	419,455
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35[10,12]	MXN	5,808,600	29,208
Peachtree Corners Funding Trust, 3.976% Sr. Unsec. Nts., 2/15/25[1]		445,000	448,953
Schaeffler Finance BV, 4.75% Sr. Sec. Nts., 5/15/23[1]		135,000	140,400
Suntory Holdings Ltd., 1.65% Sr. Unsec. Nts., 9/29/17[1]		327,000	327,560
Voya Financial, Inc., 5.65% Jr. Sub. Nts., 5/15/53[3]		810,000	811,013
			2,447,009

Equity Real Estate Investment Trusts (REITs)—1.2%
American Tower Corp.:
2.80% Sr. Unsec. Nts., 6/1/20		616,000	632,451
5.90% Sr. Unsec. Nts., 11/1/21		279,000	325,823
Boston Properties LP, 3.70% Sr. Unsec. Nts., 11/15/18		593,000	618,063
Communications Sales & Leasing, Inc./CSL Capital LLC, 8.25% Sr. Unsec. Nts., 10/15/23		1,195,000	1,260,116
CTR Partnership LP/CareTrust Capital Corp., 5.875% Sr. Unsec. Nts., 6/1/21		760,000	790,400
DuPont Fabros Technology LP, 5.875% Sr. Unsec. Nts., 9/15/21		1,535,000	1,606,953
Equinix, Inc.:
5.375% Sr. Unsec. Nts., 1/1/22		2,200,000	2,337,500
5.875% Sr. Unsec. Nts., 1/15/26		1,135,000	1,222,962
FelCor Lodging LP, 6% Sr. Unsec. Nts., 6/1/25		1,035,000	1,081,575

	Principal Amount		Value
Equity Real Estate Investment Trusts (REITs) (Continued)
GLP Capital LP/GLP Financing II, Inc., 5.375% Sr. Unsec. Nts., 11/1/23		$810,000	$876,825
HCP, Inc., 5.625% Sr. Unsec. Nts., 5/1/17		332,000	339,838
Highwoods Realty LP, 5.85% Sr. Unsec. Nts., 3/15/17		407,000	414,360
Iron Mountain US Holdings, Inc., 5.375% Sr. Unsec. Nts., 6/1/26[1]		995,000	999,975
Iron Mountain, Inc., 6% Sr. Unsec. Nts., 10/1/20[1]		685,000	724,387
iStar, Inc.:
4.875% Sr. Unsec. Nts., 7/1/18		2,145,000	2,163,769
5.00% Sr. Unsec. Nts., 7/1/19		905,000	906,023
Lamar Media Corp., 5.75% Sr. Unsec. Nts., 2/1/26		620,000	670,375
MPT Operating Partnership LP/MPT Finance Corp., 6.375% Sr. Unsec. Nts., 3/1/24		740,000	806,600
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.875% Sr. Unsec. Nts., 3/15/25		2,040,000	2,149,650
Trust F/1401, 5.25% Sr. Unsec. Nts., 1/30/26[1]		1,145,000	1,192,518
WEA Finance LLC/Westfield UK & Europe Finance plc, 1.75% Sr. Unsec. Nts., 9/15/17[1]		434,000	434,880
Welltower, Inc., 2.25% Sr. Unsec. Nts., 3/15/18		130,000	131,185
			21,686,228

Insurance—0.7%
Assicurazioni Generali SpA, 7.75% Sub. Nts., 12/12/42[3]	EUR	790,000	1,043,853
Aviva plc, 5.902% Jr. Sub. Perpetual Bonds[3,11]	GBP	750,000	1,022,883
AXIS Specialty Finance plc, 5.15% Sr. Unsec. Nts., 4/1/45		600,000	650,979
CNO Financial Group, Inc., 4.50% Sr. Unsec. Nts., 5/30/20		2,195,000	2,258,106
Five Corners Funding Trust, 4.419% Unsec. Nts., 11/15/23[1]		744,000	805,047
Liberty Mutual Group, Inc., 4.85% Sr. Unsec. Nts., 8/1/44[1]		359,000	376,300
Manulife Financial Corp., 4.15% Sr. Unsec. Nts., 3/4/26		525,000	574,860
MetLife, Inc., 5.25% Jr. Sub. Perpetual Bonds[3,11]		446,000	449,345
NFP Corp., 9% Sr. Unsec. Nts., 7/15/21[1]		1,525,000	1,572,466
Prudential Financial, Inc., 5.375% Jr. Sub. Nts., 5/15/45[3]		617,000	644,765
Sogecap SA, 4.125% Sub. Perpetual Bonds[3,11]	EUR	1,015,000	1,123,433
TIAA Asset Management Finance Co. LLC, 4.125% Sr. Unsec. Nts., 11/1/24[1]		914,000	965,737
Travelers Cos, Inc. (The), 3.75% Sr. Unsec. Nts., 5/15/46		751,000	797,892
XLIT Ltd., 6.50% Jr. Sub. Perpetual Bonds[3,11]		360,000	270,850
			12,556,516

Real Estate Investment Trusts (REITs)—0.0%
Banco Invex SA/Hipotecaria Credito y Casa SA de CV, 6.45% Sec. Nts., 3/13/34[9,12]	MXN	4,830,531	—

Real Estate Management & Development—0.3%
Alam Synergy Pte Ltd., 9% Sr. Unsec. Nts., 1/29/19[1]		255,000	269,994
O1 Properties Finance plc, 8.25% Sr. Unsec. Nts., 9/27/21[1]		200,000	197,375

13      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Real Estate Management & Development (Continued)
Realogy Group LLC/Realogy Co.-Issuer Corp.:
4.875% Sr. Unsec. Nts., 6/1/23[1]	$1,240,000	$1,266,350
5.25% Sr. Unsec. Nts., 12/1/21[1]	1,605,000	1,696,781
Theta Capital Pte Ltd.:
6.125% Sr. Unsec. Nts., 11/14/20	780,000	800,347
7.00% Sr. Unsec. Nts., 4/11/22	1,240,000	1,308,873
		5,539,720

Thrifts & Mortgage Finance—0.3%
Jefferies Finance LLC/JFIN Co.-Issuer Corp., 7.375% Sr. Unsec. Nts., 4/1/20[1]	1,015,000	994,700
Quicken Loans, Inc., 5.75% Sr. Unsec. Nts., 5/1/25[1]	2,135,000	2,129,662
Radian Group, Inc., 5.25% Sr. Unsec. Nts., 6/15/20	1,235,000	1,309,100
		4,433,462

Health Care—3.8%
Biotechnology—0.2%
AbbVie, Inc.:
3.60% Sr. Unsec. Nts., 5/14/25	521,000	545,871
4.70% Sr. Unsec. Nts., 5/14/45	125,000	135,471
Biogen, Inc., 5.20% Sr. Unsec. Nts., 9/15/45	236,000	279,384
Celgene Corp.:
2.125% Sr. Unsec. Nts., 8/15/18	946,000	956,507
3.875% Sr. Unsec. Nts., 8/15/25	491,000	526,761
5.00% Sr. Unsec. Nts., 8/15/45	81,000	91,787
Gilead Sciences, Inc., 4.75% Sr. Unsec. Nts., 3/1/46	390,000	436,467
Shire Acquisitions Investments Ireland DAC:
1.90% Sr. Unsec. Nts., 9/23/19	964,000	965,580
3.20% Sr. Unsec. Nts., 9/23/26	385,000	386,642
		4,324,470

Health Care Equipment & Supplies—0.3%
Baxter International, Inc., 2.60% Sr. Unsec. Nts., 8/15/26	458,000	453,994
Becton Dickinson & Co., 3.875% Sr. Unsec. Nts., 5/15/24	333,000	361,688
Boston Scientific Corp., 3.85% Sr. Unsec. Nts., 5/15/25	743,000	792,518
DJO Finco, Inc./DJO Finance LLC/ DJO Finance Corp., 8.125% Sec. Nts., 6/15/21[1]	580,000	540,850
Hill-Rom Holdings, Inc., 5.75% Sr. Unsec. Nts., 9/1/23[1]	680,000	729,164
Hologic, Inc., 5.25% Sr. Unsec. Nts., 7/15/22[1]	1,460,000	1,554,900
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.375% Sr. Unsec. Nts., 8/1/23[1]	510,000	531,675
Kinetic Concepts, Inc./KCI USA, Inc., 10.50% Sec. Nts., 11/1/18	520,000	546,780
Stryker Corp., 3.50% Sr. Unsec. Nts., 3/15/26	318,000	337,742
		5,849,311

Health Care Providers & Services—2.1%
Acadia Healthcare Co., Inc.:
5.625% Sr. Unsec. Nts., 2/15/23	930,000	948,600
6.50% Sr. Unsec. Nts., 3/1/24	250,000	262,500
Amsurg Corp., 5.625% Sr. Unsec. Nts., 7/15/22	945,000	969,806
Cardinal Health, Inc., 3.50% Sr. Unsec. Nts., 11/15/24	430,000	459,752
Centene Corp.:
4.75% Sr. Unsec. Nts., 5/15/22	1,920,000	1,992,000
5.625% Sr. Unsec. Nts., 2/15/21	245,000	260,925

	Principal Amount		Value
Health Care Providers & Services (Continued)
Centene Corp.: (Continued)
6.125% Sr. Unsec. Nts., 2/15/24		$245,000	$266,437
CHS/Community Health Systems, Inc., 6.875% Sr. Unsec. Nts., 2/1/22		3,585,000	3,101,025
DaVita, Inc., 5.125% Sr. Unsec. Nts., 7/15/24		1,995,000	2,038,641
Envision Healthcare Corp., 5.125% Sr. Unsec. Nts., 7/1/22[1]		590,000	590,000
Express Scripts Holding Co., 4.50% Sr. Unsec. Nts., 2/25/26		661,000	726,805
FGI Operating Co. LLC/FGI Finance, Inc., 7.875% Sec. Nts., 5/1/20		1,008,000	841,680
Fresenius Medical Care US Finance II, Inc.:
4.75% Sr. Unsec. Nts., 10/15/24[1]		785,000	828,175
5.875% Sr. Unsec. Nts., 1/31/22[1]		1,258,000	1,430,975
HCA, Inc.:
5.375% Sr. Unsec. Nts., 2/1/25		700,000	723,625
7.50% Sr. Unsec. Nts., 2/15/22		2,695,000	3,099,250
5.875% Sr. Unsec. Nts., Series 1, 5/1/23		3,480,000	3,714,900
HealthSouth Corp., 5.75% Sr. Unsec. Nts., 11/1/24		1,550,000	1,612,961
IASIS Healthcare LLC/IASIS Capital Corp., 8.375% Sr. Unsec. Nts., 5/15/19		2,545,000	2,315,950
Kindred Healthcare, Inc., 6.375% Sr. Unsec. Nts., 4/15/22		540,000	513,675
Laboratory Corp. of America Holdings, 3.60% Sr. Unsec. Nts., 2/1/25		1,158,000	1,219,207
LifePoint Health, Inc., 5.50% Sr. Unsec. Nts., 12/1/21		1,435,000	1,499,575
McKesson Corp., 4.883% Sr. Unsec. Nts., 3/15/44		362,000	428,294
OCP SA, 4.50% Sr. Unsec. Nts., 10/22/25[1]		940,000	955,825
Quest Diagnostics, Inc., 3.45% Sr. Unsec. Nts., 6/1/26		400,000	417,899
Select Medical Corp., 6.375% Sr. Unsec. Nts., 6/1/21		900,000	889,875
Tenet Healthcare Corp.:
6.75% Sr. Unsec. Nts., 6/15/23		2,370,000	2,210,025
8.125% Sr. Unsec. Nts., 4/1/22		1,445,000	1,452,225
Universal Health Services, Inc., 4.75% Sr. Sec. Nts., 8/1/22[1]		1,000,000	1,035,000
Universal Hospital Services, Inc., 7.625% Sec. Nts., 8/15/20		725,000	694,187
			37,499,794

Life Sciences Tools & Services—0.2%
Quintiles Transnational Corp., 4.875% Sr. Unsec. Nts., 5/15/23[1]		1,197,000	1,235,903
Thermo Fisher Scientific, Inc.:
1.30% Sr. Unsec. Nts., 2/1/17		309,000	309,654
2.15% Sr. Unsec. Nts., 12/14/18		247,000	249,883
3.00% Sr. Unsec. Nts., 4/15/23		599,000	614,526
4.15% Sr. Unsec. Nts., 2/1/24		229,000	249,326
5.30% Sr. Unsec. Nts., 2/1/44		298,000	357,262
			3,016,554

Pharmaceuticals—1.0%
Actavis Funding SCS:
2.35% Sr. Unsec. Nts., 3/12/18		798,000	806,456
3.80% Sr. Unsec. Nts., 3/15/25		647,000	686,339
4.75% Sr. Unsec. Nts., 3/15/45		206,000	226,705
Almirall SA, 4.625% Sr. Unsec. Nts., 4/1/21	EUR	1,755,000	2,050,425
Concordia International Corp., 7% Sr. Unsec. Nts., 4/15/23[1]		585,000	377,325
Endo Finance LLC/Endo Finco, Inc., 5.375% Sr. Unsec. Nts., 1/15/23[1]		1,555,000	1,383,950

14      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount	Value
Pharmaceuticals (Continued)
Endo Finance LLC/Endo Ltd./Endo Finco, Inc.:
6.00% Sr. Unsec. Nts., 7/15/23[1]	$1,205,000	$1,102,575
6.50% Sr. Unsec. Nts., 2/1/25[1]	210,000	186,637
Mallinckrodt International Finance SA/ Mallinckrodt CB LLC:
4.875% Sr. Unsec. Nts., 4/15/20[1]	220,000	225,500
5.50% Sr. Unsec. Nts., 4/15/25[1]	1,160,000	1,107,800
5.75% Sr. Unsec. Nts., 8/1/22[1]	930,000	921,863
Perrigo Finance Unlimited Co., 4.375% Sr. Unsec. Nts., 3/15/26	239,000	250,037
Prestige Brands, Inc., 6.375% Sr. Unsec. Nts., 3/1/24[1]	370,000	394,975
Teva Pharmaceutical Finance Netherlands III BV:
1.70% Sr. Unsec. Nts., 7/19/19	880,000	878,540
2.80% Sr. Unsec. Nts., 7/21/23	395,000	396,754
4.10% Sr. Unsec. Nts., 10/1/46	237,000	237,518
Valeant Pharmaceuticals International, Inc.:
5.375% Sr. Unsec. Nts., 3/15/20[1]	700,000	651,000
5.50% Sr. Unsec. Nts., 3/1/23[1]	2,330,000	2,003,800
5.875% Sr. Unsec. Nts., 5/15/23[1]	555,000	482,534
6.75% Sr. Unsec. Nts., 8/15/21[1]	485,000	458,325
7.25% Sr. Unsec. Nts., 7/15/22[1]	1,150,000	1,072,375
7.50% Sr. Unsec. Nts., 7/15/21[1]	785,000	762,431
		16,663,864

Industrials—4.9%
Aerospace & Defense—0.6%
BAE Systems Holdings, Inc., 3.85% Sr. Unsec. Nts., 12/15/25[1]	674,000	718,497
CBC Ammo LLC/CBC FinCo, Inc., 7.25% Sr. Unsec. Nts., 11/15/21[1]	1,895,000	1,857,100
DigitalGlobe, Inc., 5.25% Sr. Unsec. Nts., 2/1/21[1]	910,000	907,725
LMI Aerospace, Inc., 7.375% Sec. Nts., 7/15/19	1,555,000	1,570,550
Lockheed Martin Corp., 3.55% Sr. Unsec. Nts., 1/15/26	428,000	463,670
Northrop Grumman Corp., 4.75% Sr. Unsec. Nts., 6/1/43	505,000	600,533
Textron, Inc., 4.30% Sr. Unsec. Nts., 3/1/24	293,000	315,525
TransDigm, Inc., 6.375% Sr. Sub. Nts., 6/15/26[1]	1,245,000	1,297,912
Triumph Group, Inc., 5.25% Sr. Unsec. Nts., 6/1/22	1,975,000	1,871,312
United Technologies Corp., 1.778% Jr. Sub. Nts., 5/4/18[3]	170,000	170,988
		9,773,812

Air Freight & Couriers—0.2%
CEVA Group plc, 7% Sr. Sec. Nts., 3/1/21[1]	1,475,000	1,202,125
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., 8.875% Sr. Sec. Nts., 8/1/20[1]	2,560,000	2,099,200
XPO Logistics, Inc., 6.125% Sr. Unsec. Nts., 9/1/23[1]	370,000	381,100
		3,682,425

Airlines—0.3%
Air Canada, 6.75% Sr. Sec. Nts., 10/1/19[1]	3,540,000	3,659,475
American Airlines Group, Inc.:
4.625% Sr. Unsec. Nts., 3/1/20[1]	830,000	841,413
5.50% Sr. Unsec. Nts., 10/1/19[1]	930,000	969,525
		5,470,413

	Principal Amount	Value
Building Products—0.2%
Masco Corp., 4.45% Sr. Unsec. Nts., 4/1/25	$1,045,000	$1,115,538
Owens Corning, 3.40% Sr. Unsec. Nts., 8/15/26	656,000	660,805
Standard Industries, Inc., 5.375% Sr. Unsec. Nts., 11/15/24[1]	1,365,000	1,412,775
USG Corp., 5.50% Sr. Unsec. Nts., 3/1/25[1]	500,000	538,125
		3,727,243

Commercial Services & Supplies—0.8%
ACCO Brands Corp., 6.75% Sr. Unsec. Nts., 4/30/20	495,000	524,700
ADT Corp. (The), 5.25% Sr. Sec. Nts., 3/15/20	3,135,000	3,401,475
Advanced Disposal Services, Inc., 8.25% Sr. Unsec. Nts., 10/1/20	1,075,000	1,130,094
ARD Finance SA, 7.125% Sr. Sec. Nts., 9/15/23[1,13]	765,000	763,087
Cenveo Corp., 6% Sr. Sec. Nts., 8/1/19[1]	400,000	357,000
Clean Harbors, Inc., 5.125% Sr. Unsec. Nts., 6/1/21	1,230,000	1,263,825
Monitronics International, Inc., 9.125% Sr. Unsec. Nts., 4/1/20	1,400,000	1,323,000
Pitney Bowes, Inc., 4.625% Sr. Unsec. Nts., 3/15/24	727,000	756,176
R.R. Donnelley & Sons Co., 7.875% Sr. Unsec. Nts., 3/15/21	1,200,000	1,317,000
Republic Services, Inc.:
2.90% Sr. Unsec. Nts., 7/1/26	472,000	479,843
3.80% Sr. Unsec. Nts., 5/15/18	786,000	816,818
Waste Management, Inc., 4.10% Sr. Unsec. Nts., 3/1/45	217,000	239,440
West Corp., 5.375% Sr. Unsec. Nts., 7/15/22[1]	1,375,000	1,352,656
		13,725,114

Construction & Engineering—0.1%
Fideicomiso PA Pacifico Tres, 8.25% Sr. Sec. Nts., 1/15/35[1]	385,000	423,500
Sinopec Group Overseas Development 2016 Ltd., 2% Sr. Unsec. Nts., 9/29/21[1]	1,200,000	1,184,732
		1,608,232

Electrical Equipment—0.2%
EnerSys, 5% Sr. Unsec. Nts., 4/30/23[1]	2,090,000	2,097,837
Sensata Technologies BV:
4.875% Sr. Unsec. Nts., 10/15/23[1]	934,000	974,863
5.625% Sr. Unsec. Nts., 11/1/24[1]	1,190,000	1,261,400
		4,334,100

Industrial Conglomerates—0.1%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875% Sr. Unsec. Nts., 2/1/22	1,370,000	1,322,050
Roper Technologies, Inc., 3.85% Sr. Unsec. Nts., 12/15/25	305,000	323,380
		1,645,430

Machinery—0.8%
Allison Transmission, Inc., 5% Sr. Unsec. Nts., 10/1/24[1]	500,000	512,700
Amsted Industries, Inc., 5% Sr. Unsec. Nts., 3/15/22[1]	1,785,000	1,802,850
EnPro Industries, Inc., 5.875% Sr. Unsec. Nts., 9/15/22	1,020,000	1,055,700
Fortive Corp., 1.80% Sr. Unsec. Nts., 6/15/19[1]	985,000	988,286
Ingersoll-Rand Global Holding Co. Ltd., 4.25% Sr. Unsec. Nts., 6/15/23	764,000	845,739
Meritor, Inc., 6.25% Sr. Unsec. Nts., 2/15/24	1,640,000	1,566,200

15      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Machinery (Continued)
Navistar International Corp., 8.25% Sr. Unsec. Nts., 11/1/21	$2,410,000	$2,397,950
Stanley Black & Decker, Inc., 2.451% Sub. Nts., 11/17/18	946,000	966,971
Terex Corp.:
6.00% Sr. Unsec. Nts., 5/15/21	1,500,000	1,539,375
6.50% Sr. Unsec. Nts., 4/1/20	730,000	751,900
Xerium Technologies, Inc., 9.50% Sr. Sec. Nts., 8/15/21[1]	1,025,000	1,040,375
		13,468,046

Professional Services—0.4%
Equifax, Inc., 6.30% Sr. Unsec. Nts., 7/1/17	796,000	822,417
FTI Consulting, Inc., 6% Sr. Unsec. Nts., 11/15/22	2,740,000	2,887,275
Nielsen Finance LLC/Nielsen Finance Co., 5% Sr. Unsec. Nts., 4/15/22[1]	2,415,000	2,502,544
		6,212,236

Road & Rail—0.3%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.25% Sr. Unsec. Nts., 3/15/25[1]	2,100,000	2,023,875
Canadian Pacific Railway Co., 4.80% Sr. Unsec. Nts., 9/15/35	111,000	127,455
ERAC USA Finance LLC, 6.375% Sr. Unsec. Nts., 10/15/17[1]	794,000	832,224
GFL Environmental, Inc., 9.875% Sr. Unsec. Nts., 2/1/21[1]	490,000	539,000
Hertz Corp.(The), 5.50% Sr. Unsec. Nts., 10/15/24[1]	625,000	623,438
Norfolk Southern Corp., 4.65% Sr. Unsec. Nts., 1/15/46	197,000	228,692
Penske Truck Leasing Co. LP/PTL Finance Corp.:
3.75% Sr. Unsec. Nts., 5/11/17[1]	354,000	358,879
4.25% Sr. Unsec. Nts., 1/17/23[1]	281,000	296,938
		5,030,501

Trading Companies & Distributors—0.8%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 3.95% Sr. Unsec. Nts., 2/1/22	976,000	1,001,620
Air Lease Corp., 3% Sr. Unsec. Nts., 9/15/23	403,000	399,425
Aircastle Ltd., 5% Sr. Unsec. Nts., 4/1/23	245,000	256,638
American Builders & Contractors Supply Co., Inc., 5.75% Sr. Unsec. Nts., 12/15/23[1]	340,000	354,450
Eldorado International Finance GmbH, 8.625% Sr. Unsec. Nts., 6/16/21[1]	260,000	214,500
Fly Leasing Ltd.:
6.375% Sr. Unsec. Nts., 10/15/21	1,290,000	1,315,800
6.75% Sr. Unsec. Nts., 12/15/20	875,000	904,531
HD Supply, Inc.:
5.25% Sr. Sec. Nts., 12/15/21[1]	3,060,000	3,247,425
5.75% Sr. Unsec. Nts., 4/15/24[1]	490,000	515,725
Herc Rentals, Inc.:
7.50% Sec. Nts., 6/1/22[1]	745,000	772,938
7.75% Sec. Nts., 6/1/24[1]	500,000	515,000
Standard Industries, Inc., 6% Sr. Unsec. Nts., 10/15/25[1]	1,265,000	1,359,875
United Rentals North America, Inc.:
4.625% Sr. Sec. Nts., 7/15/23	2,100,000	2,160,375
5.875% Sr. Unsec. Nts., 9/15/26	1,235,000	1,278,225
		14,296,527

Transportation Infrastructure—0.1%
Aeropuerto Internacional de Tocumen SA, 5.625% Sr. Sec. Nts., 5/18/36[10]	1,075,000	1,139,500

	Principal Amount	Value
Transportation Infrastructure (Continued)
DP World Ltd., 6.85% Sr. Unsec. Nts., 7/2/37[1]	$835,000	$969,811
Mexico City Airport Trust, 4.25% Sr. Sec. Nts., 10/31/26[1]	500,000	502,585
		2,611,896

Information Technology—2.1%
Communications Equipment—0.3%
Avaya, Inc., 7% Sr. Sec. Nts., 4/1/19[1]	1,610,000	1,195,425
CommScope Technologies Finance LLC, 6% Sr. Unsec. Nts., 6/15/25[1]	975,000	1,044,469
Infor US, Inc., 6.50% Sr. Unsec. Nts., 5/15/22	1,760,000	1,790,800
Plantronics, Inc., 5.50% Sr. Unsec. Nts., 5/31/23[1]	730,000	753,725
Riverbed Technology, Inc., 8.875% Sr. Unsec. Nts., 3/1/23[1]	535,000	574,456
ViaSat, Inc., 6.875% Sr. Unsec. Nts., 6/15/20	476,000	493,553
		5,852,428

Electronic Equipment, Instruments, & Components—0.3%
Belden, Inc., 5.50% Sr. Sub. Nts., 9/1/22[1]	2,065,000	2,163,087
CDW LLC/CDW Finance Corp., 5% Sr. Unsec. Nts., 9/1/23	700,000	724,500
Flex Ltd., 4.75% Sr. Unsec. Nts., 6/15/25	762,000	813,142
Zebra Technologies Corp., 7.25% Sr. Unsec. Nts., 10/15/22	1,390,000	1,515,100
		5,215,829

Internet Software & Services—0.1%
EarthLink Holdings Corp., 7.375% Sr. Sec. Nts., 6/1/20	1,445,000	1,526,281

IT Services—0.3%
Broadridge Financial Solutions, Inc., 3.40% Sr. Unsec. Nts., 6/27/26	474,000	487,467
Fidelity National Information Services, Inc., 2.85% Sr. Unsec. Nts., 10/15/18	626,000	642,729
Harland Clarke Holdings Corp., 6.875% Sr. Sec. Nts., 3/1/20[1]	1,880,000	1,804,800
Sabre GLBL, Inc., 5.25% Sr. Sec. Nts., 11/15/23[1]	1,585,000	1,620,662
Total System Services, Inc., 2.375% Sr. Unsec. Nts., 6/1/18	506,000	510,108
Xerox Corp.:
2.95% Sr. Unsec. Nts., 3/15/17	222,000	223,337
6.75% Sr. Unsec. Nts., 2/1/17	111,000	112,757
		5,401,860

Semiconductors & Semiconductor Equipment—0.3%
Intel Corp., 4.90% Sr. Unsec. Nts., 7/29/45	156,000	187,618
Micron Technology, Inc.:
5.25% Sr. Unsec. Nts., 8/1/23[1]	575,000	566,375
5.875% Sr. Unsec. Nts., 2/15/22	755,000	777,650
7.50% Sr. Sec. Nts., 9/15/23[1]	245,000	272,744
NXP BV/NXP Funding LLC, 4.625% Sr. Unsec. Nts., 6/1/23[1]	2,540,000	2,784,475
		4,588,862

Software—0.3%
Activision Blizzard, Inc., 2.30% Sr. Unsec. Nts., 9/15/21[1]	911,000	914,363
Autodesk, Inc.:
1.95% Sr. Unsec. Nts., 12/15/17	659,000	663,156
4.375% Sr. Unsec. Nts., 6/15/25	185,000	196,445
BMC Software Finance, Inc., 8.125% Sr. Unsec. Nts., 7/15/21[1]	1,225,000	1,117,812
Infor Software Parent LLC/Infor Software Parent, Inc., 7.125% Sr. Unsec. Nts., 5/1/21[1,13]	525,000	511,875

16      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount		Value
Software (Continued)
Informatica LLC, 7.125% Sr. Unsec. Nts., 7/15/23[1]		$595,000	$556,325
Open Text Corp., 5.625% Sr. Unsec. Nts., 1/15/23[1]		401,000	411,025
Oracle Corp., 2.40% Sr. Unsec. Nts., 9/15/23		575,000	580,348
Veritas US, Inc./Veritas Bermuda Ltd., 7.50% Sr. Sec. Nts., 2/1/23[1]		755,000	728,575
			5,679,924

Technology Hardware, Storage & Peripherals—0.5%
Apple, Inc., 4.375% Sr. Unsec. Nts., 5/13/45		452,000	501,305
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
3.48% Sr. Sec. Nts., 6/1/19[1]		971,000	999,141
5.875% Sr. Unsec. Nts., 6/15/21[1]		710,000	754,679
6.02% Sr. Sec. Nts., 6/15/26[1]		1,898,000	2,085,754
7.125% Sr. Unsec. Nts., 6/15/24[1]		745,000	819,858
Hewlett Packard Enterprise Co.:
2.45% Sr. Unsec. Nts., 10/5/17[1]		693,000	698,710
6.35% Sr. Unsec. Nts., 10/15/45[1]		406,000	421,235
NCR Corp., 6.375% Sr. Unsec. Nts., 12/15/23		520,000	552,500
Western Digital Corp.:
7.375% Sr. Sec. Nts., 4/1/23[1]		1,280,000	1,408,000
10.50% Sr. Unsec. Nts., 4/1/24[1]		875,000	1,018,281
			9,259,463

Materials—4.1%
Chemicals—1.3%
Agrium, Inc.:
3.375% Sr. Unsec. Nts., 3/15/25		258,000	266,434
4.125% Sr. Unsec. Nts., 3/15/35		129,000	127,471
Arkema SA, 4.75% Jr. Sub. Perpetual Bonds[3,11]	EUR	2,535,000	3,032,186
Blue Cube Spinco, Inc., 9.75% Sr. Unsec. Nts., 10/15/23[1]		645,000	761,100
Chemours Co. (The), 6.625% Sr. Unsec. Nts., 5/15/23		780,000	766,350
Chemtura Corp., 5.75% Sr. Unsec. Nts., 7/15/21		740,000	777,925
Eastman Chemical Co.:
2.40% Sr. Unsec. Nts., 6/1/17		116,000	116,845
4.65% Sr. Unsec. Nts., 10/15/44		187,000	192,172
Ecolab, Inc., 2% Sr. Unsec. Nts., 1/14/19		803,000	812,736
Hexion, Inc., 6.625% Sr. Sec. Nts., 4/15/20		1,775,000	1,566,437
Huntsman International LLC, 5.125% Sr. Unsec. Nts., 11/15/22		1,010,000	1,055,450
Kallpa Generacion SA, 4.875% Sr. Unsec. Nts., 5/24/26[1]		370,000	398,675
LyondellBasell Industries NV, 5% Sr. Unsec. Nts., 4/15/19		895,000	961,052
NOVA Chemicals Corp.:
5.00% Sr. Unsec. Nts., 5/1/25[1]		250,000	253,750
5.25% Sr. Unsec. Nts., 8/1/23[1]		495,000	507,994
ONGC Videsh Ltd.:
2.75% Sr. Unsec. Nts., 7/15/21	EUR	1,035,000	1,251,106
4.625% Sr. Unsec. Nts., 7/15/24		2,125,000	2,302,053
PolyOne Corp., 5.25% Sr. Unsec. Nts., 3/15/23		923,000	960,031
PQ Corp., 6.75% Sr. Sec. Nts., 11/15/22[1]		1,960,000	2,082,500
RPM International, Inc., 3.45% Sr. Unsec. Unsub. Nts., 11/15/22		692,000	709,764
Techniplas LLC, 10% Sr. Sec. Nts., 5/1/20[1]		1,395,000	1,164,825
Tronox Finance LLC, 6.375% Sr. Unsec. Nts., 8/15/20		1,260,000	1,168,650

	Principal Amount		Value
Chemicals (Continued)
Valspar Corp. (The), 3.95% Sr. Unsec. Nts., 1/15/26		$418,000	$442,326
Versum Materials, Inc., 5.50% Sr. Unsec. Nts., 9/30/24[1]		250,000	257,500
Yara International ASA, 3.80% Sr. Unsec. Nts., 6/6/26[1]		585,000	605,387
			22,540,719

Construction Materials—0.3%
Cemex SAB de CV, 5.70% Sr. Sec. Nts., 1/11/25[1]		745,000	755,951
CRH America, Inc., 5.125% Sr. Unsec. Nts., 5/18/45[1]		678,000	763,315
Globo Comunicacao e Participacoes SA, 4.843% Sr. Unsec. Nts., 6/8/25[1,3]		920,000	945,300
James Hardie International Finance Ltd., 5.875% Sr. Unsec. Nts., 2/15/23[1]		908,000	967,020
LafargeHolcim Finance US LLC, 3.50% Sr. Unsec. Nts., 9/22/26[1]		231,000	236,073
St Marys Cement, Inc., 5.75% Sr. Unsec. Nts., 1/28/27[1]		450,000	444,094
US Concrete, Inc., 6.375% Sr. Unsec. Nts., 6/1/24		745,000	774,800
			4,886,553

Containers & Packaging—1.1%
Ball Corp.:
5.00% Sr. Unsec. Nts., 3/15/22		1,225,000	1,330,656
5.25% Sr. Unsec. Nts., 7/1/25		40,000	43,250
Berry Plastics Corp., 5.125% Sec. Nts., 7/15/23		2,200,000	2,248,125
Coveris Holdings SA, 7.875% Sr. Unsec. Nts., 11/1/19[1]		1,880,000	1,931,700
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23		1,870,000	1,956,487
Graphic Packaging International, Inc., 4.125% Sr. Unsec. Nts., 8/15/24		765,000	771,694
International Paper Co.:
3.00% Sr. Unsec. Nts., 2/15/27		448,000	448,708
4.80% Sr. Unsec. Nts., 6/15/44		378,000	401,489
Klabin Finance SA, 5.25% Sr. Unsec. Nts., 7/16/24[1]		790,000	790,000
Owens-Brockway Glass Container, Inc., 5% Sr. Unsec. Nts., 1/15/22[1]		1,245,000	1,324,369
Packaging Corp. of America, 4.50% Sr. Unsec. Nts., 11/1/23		690,000	758,904
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
5.125% Sr. Sec. Nts., 7/15/23[1]		745,000	770,144
5.75% Sr. Sec. Nts., 10/15/20		3,920,000	4,047,400
7.00% Sr. Unsec. Nts., 7/15/24[1]		250,000	268,594
Sealed Air Corp.:
4.875% Sr. Unsec. Nts., 12/1/22[1]		1,150,000	1,211,812
5.125% Sr. Unsec. Nts., 12/1/24[1]		645,000	684,506
			18,987,838

Metals & Mining—1.3%
ABJA Investment Co. Pte Ltd., 5.95% Sr. Unsec. Nts., 7/31/24		170,000	173,271
Alcoa Nederland Holding BV:
6.75% Sr. Unsec. Nts., 9/30/24[1]		245,000	255,106
7.00% Sr. Unsec. Nts., 9/30/26[1]		240,000	248,700
Alcoa, Inc.:
5.125% Sr. Unsec. Nts., 10/1/24		1,330,000	1,421,437
5.72% Sr. Unsec. Nts., 2/23/19		520,000	559,000
Aleris International, Inc., 7.875% Sr. Unsec. Nts., 11/1/20		742,000	754,985
ArcelorMittal:
2.875% Sr. Unsec. Nts., 7/6/20	EUR	2,000,000	2,305,635

17      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount		Value
Metals & Mining (Continued)
ArcelorMittal: (Continued)
6.125% Sr. Unsec. Nts., 6/1/25		$730,000	$799,350
BHP Billiton Finance USA Ltd., 1.625% Sr. Unsec. Nts., 2/24/17		965,000	966,893
Constellium NV, 5.75% Sr. Unsec. Nts., 5/15/24[1]		1,250,000	1,162,500
Evraz Group SA, 6.75% Sr. Unsec. Nts., 1/31/22[14]		380,000	396,625
First Quantum Minerals Ltd., 7.25% Sr. Unsec. Nts., 5/15/22[1]		2,050,000	1,834,750
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc., 6.125% Sr. Unsec. Nts., 6/15/19		500,000	512,500
Freeport-McMoRan, Inc.:
2.15% Sr. Unsec. Nts., 3/1/17		450,000	450,562
2.30% Sr. Unsec. Nts., 11/14/17		3,040,000	3,040,000
Glencore Finance Canada Ltd., 3.60% Sr. Unsec. Nts., 1/15/17[1]		962,000	963,221
Goldcorp, Inc., 5.45% Sr. Unsec. Nts., 6/9/44		261,000	283,095
JSW Steel Ltd., 4.75% Sr. Unsec. Nts., 11/12/19		300,000	295,089
Metalloinvest Finance DAC, 5.625% Unsec. Nts., 4/17/20[1]		335,000	352,923
Novelis Corp.:
5.875% Sr. Unsec. Nts., 9/30/26[1]		1,250,000	1,282,813
6.25% Sr. Unsec. Nts., 8/15/24[1]		500,000	532,500
Rio Tinto Finance USA Ltd., 3.75% Sr. Unsec. Nts., 6/15/25		390,000	420,583
Southern Copper Corp., 5.875% Sr. Unsec. Nts., 4/23/45		1,315,000	1,318,306
Teck Resources Ltd.:
8.00% Sr. Unsec. Nts., 6/1/21[1]		250,000	274,063
8.50% Sr. Unsec. Nts., 6/1/24[1]		250,000	286,875
United States Steel Corp., 8.375% Sr. Sec. Nts., 7/1/21[1]		495,000	542,644
Vale Overseas Ltd., 6.25% Sr. Unsec. Nts., 8/10/26		1,805,000	1,890,196
Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75% Sr. Sec. Nts., 12/15/18[1]		560,000	574,000
			23,897,622

Paper & Forest Products—0.1%
Georgia-Pacific LLC, 2.539% Sr. Unsec. Nts., 11/15/19[1]		212,000	216,793
Louisiana-Pacific Corp., 4.875% Sr. Unsec. Nts., 9/15/24[1]		968,000	970,420
Metsa Board OYJ, 4% Sr. Unsec. Nts., 3/13/19	EUR	300,000	361,778
Suzano Austria GmbH, 5.75% Sr. Unsec. Nts., 7/14/26[1]		1,030,000	1,040,403
			2,589,394

Telecommunication Services—2.5%
Diversified Telecommunication Services—2.0%
AT&T, Inc.:
2.80% Sr. Unsec. Nts., 2/17/21		994,000	1,023,871
4.35% Sr. Unsec. Nts., 6/15/45		763,000	754,979
British Telecommunications plc, 9.375% Sr. Unsec. Nts., 12/15/30		719,000	1,167,474
CenturyLink, Inc.:
6.45% Sr. Unsec. Nts., Series S, 6/15/21		1,940,000	2,087,925
7.50% Sr. Unsec. Nts., Series Y, 4/1/24		2,145,000	2,295,150
Deutsche Telekom International Finance BV, 2.25% Sr. Unsec. Nts., 3/6/17[1]		958,000	961,717
FairPoint Communications, Inc., 8.75% Sr. Sec. Nts., 8/15/19[1]		3,600,000	3,685,500
Frontier Communications Corp.: 7.125% Sr. Unsec. Nts., 1/15/23		2,190,000	2,053,125

	Principal Amount		Value
Diversified Telecommunication Services (Continued)
Frontier Communications Corp.: (Continued)
10.50% Sr. Unsec. Nts., 9/15/22		$1,595,000	$1,696,681
Intelsat Jackson Holdings SA, 7.25% Sr. Unsec. Nts., 10/15/20		745,000	581,100
Level 3 Financing, Inc.:
5.25% Sr. Unsec. Nts., 3/15/26[1]		1,195,000	1,236,825
5.625% Sr. Unsec. Nts., 2/1/23		1,930,000	2,012,025
Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38		3,257,000	3,582,700
Telefonica Emisiones SAU:
3.192% Sr. Unsec. Nts., 4/27/18		577,000	590,824
7.045% Sr. Unsec. Unsub. Nts., 6/20/36		228,000	300,522
T-Mobile USA, Inc.:
6.00% Sr. Unsec. Nts., 4/15/24		985,000	1,056,412
6.25% Sr. Unsec. Nts., 4/1/21		2,670,000	2,811,844
Verizon Communications, Inc.:
1.75% Sr. Unsec. Nts., 8/15/21		665,000	658,541
4.125% Sr. Unsec. Nts., 8/15/46		792,000	797,667
4.50% Sr. Unsec. Nts., 9/15/20		1,071,000	1,176,422
4.522% Sr. Unsec. Nts., 9/15/48		700,000	745,314
Windstream Services LLC:
6.375% Sr. Unsec. Nts., 8/1/23		1,155,000	1,053,937
7.75% Sr. Unsec. Nts., 10/1/21		1,285,000	1,285,000
Zayo Group LLC/Zayo Capital, Inc., 6% Sr. Unsec. Nts., 4/1/23		1,345,000	1,415,612
			35,031,167

Wireless Telecommunication Services—0.5%
Digicel Ltd., 6.75% Sr. Unsec. Nts., 3/1/23[1]		1,440,000	1,288,800
Rogers Communications, Inc., 3.625% Sr. Unsec. Nts., 12/15/25		709,000	771,029
Sprint Communications, Inc., 7% Sr. Unsec. Nts., 3/1/20[1]		1,315,000	1,423,488
Sprint Corp., 7.875% Sr. Unsec. Nts., 9/15/23		1,915,000	1,943,725
Telefonica Europe BV, 6.75% Jr. Sub. Perpetual Bonds[3,11]	GBP	1,475,000	2,050,891
Wind Acquisition Finance SA, 4% Sr. Sec. Nts., 7/15/20[1]	EUR	1,030,000	1,174,406
			8,652,339

Utilities—2.3%
Electric Utilities—0.9%
AEP Texas Central Co., 3.85% Sr. Unsec. Nts., 10/1/25[1]		291,000	315,154
Cleco Corporate Holdings LLC, 3.743% Sr. Sec. Nts., 5/1/26[1]		482,000	503,038
Edison International, 2.95% Sr. Unsec. Nts., 3/15/23		539,000	557,584
Electricite de France SA:
5.25% Jr. Sub. Perpetual Bonds[1,3,11]		2,247,000	2,205,093
5.625% Jr. Sub. Perpetual Bonds[1,3,11]		1,135,000	1,118,259
6.00% Jr. Sub. Perpetual Bonds[3,11]	GBP	1,015,000	1,304,423
Emera US Finance LP, 2.15% Sr. Unsec. Nts., 6/15/19[1]		434,000	439,003
Enel Finance International NV, 6.25% Sr. Unsec. Nts., 9/15/17[1]		728,000	760,266
Entergy Texas, Inc., 7.125% Sec. Nts., 2/1/19		263,000	295,173
Exelon Corp., 4.45% Sr. Unsec. Nts., 4/15/46		243,000	262,806
Indiana Michigan Power Co., Series K, 4.55% Sr. Unsec. Nts., 3/15/46		202,000	228,900
ITC Holdings Corp., 5.30% Sr. Unsec. Nts., 7/1/43		348,000	415,021
National Power Corp., 5.875% Sr. Unsec. Nts., 12/19/16	PHP	109,600,000	2,278,986

18      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

	Principal Amount		Value
Electric Utilities (Continued)
NextEra Energy Capital Holdings, Inc., 1.586% Sr. Unsec. Nts., 6/1/17		$793,000	$794,562
PPL Capital Funding, Inc., 3.50% Sr. Unsec. Unsub. Nts., 12/1/22		411,000	436,791
PPL WEM Ltd./Western Power Distribution Ltd., 5.375% Sr. Unsec. Unsub. Nts., 5/1/21[1]		1,280,000	1,427,406
Public Service Co. of New Mexico, 7.95% Sr. Unsec. Nts., 5/15/18		523,000	574,577
Southern Power Co., 1.85% Sr. Unsec. Nts., 12/1/17		596,000	599,949
TECO Finance, Inc., 6.572% Sr. Unsec. Nts., 11/1/17		650,000	685,608
Trans-Allegheny Interstate Line Co., 3.85% Sr. Unsec. Nts., 6/1/25[1]		568,000	607,017
Xcel Energy, Inc., 3.30% Sr. Unsec. Nts., 6/1/25		431,000	455,766
			16,265,382

Gas Utilities—0.1%
AmeriGas Partners LP/AmeriGas Finance Corp., 5.625% Sr. Unsec. Nts., 5/20/24		995,000	1,057,187
Ferrellgas LP/Ferrellgas Finance Corp., 6.50% Sr. Unsec. Nts., 5/1/21		660,000	607,200
			1,664,387

Independent Power and Renewable Electricity Producers—0.8%
AES Andres BV/Dominican Power Partners/Empresa Generadora de Electricidad It, 7.95% Sr. Unsec. Nts., 5/11/26[1]		790,000	844,312
AES Corp.:
6.00% Sr. Unsec. Nts., 5/15/26		225,000	237,656
7.375% Sr. Unsec. Nts., 7/1/21		1,045,000	1,201,750
Calpine Corp.:
5.25% Sr. Sec. Nts., 6/1/26[1]		740,000	751,100
5.375% Sr. Unsec. Nts., 1/15/23		460,000	460,575
7.875% Sr. Sec. Nts., 1/15/23[1]		638,000	674,685
Dynegy, Inc.:
5.875% Sr. Unsec. Nts., 6/1/23		420,000	383,250
7.375% Sr. Unsec. Nts., 11/1/22		1,580,000	1,568,150
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 12.25% Sec. Nts., 3/1/22[1,9]		1,487,674	1,831,699
GenOn Energy, Inc., 9.50% Sr. Unsec. Nts., 10/15/18		935,000	743,325
Listrindo Capital BV, 4.95% Sr. Unsec. Nts., 9/14/26[1]		2,020,000	2,029,165
Miran Mid-Atlantic Trust, 10.06% Sec. Pass-Through Certificates, Series C, 12/30/28		662,520	507,656
NRG Energy, Inc.:
6.625% Sr. Unsec. Nts., 3/15/23		1,455,000	1,476,825
7.25% Sr. Unsec. Nts., 5/15/26[1]		245,000	250,513
			12,960,661

Multi-Utilities—0.5%
CenterPoint Energy, Inc., 6.50% Sr. Unsec. Nts., 5/1/18		580,000	619,652
CMS Energy Corp.:
3.875% Sr. Unsec. Nts., 3/1/24		740,000	809,128
5.05% Sr. Unsec. Unsub. Nts., 3/15/22		83,000	94,802
InterGen NV, 7% Sr. Sec. Nts., 6/30/23[1]		1,055,000	896,750
NGG Finance plc, 4.25% Sub. Nts., 6/18/76[3]	EUR	4,005,000	4,852,995

	Principal Amount		Value
Multi-Utilities (Continued)
NiSource Finance Corp.:
4.80% Sr. Unsec. Nts., 2/15/44		$403,000	$457,970
6.80% Sr. Unsec. Nts., 1/15/19		843,000	939,151
			8,670,448
Total Corporate Bonds and Notes (Cost $792,601,601)			799,364,736

	Shares
Common Stocks—0.1%
Arco Capital Corp. Ltd.[1,15,16]		690,638	—
JP Morgan International, GDR[15]		446,838	—
Kaiser Aluminum Corp.		205	17,730
Premier Holdings Ltd.[15]		18,514	—
Sabine Oil[15]		824	39,964
Valeant Pharmaceuticals International, Inc.[15]		52,243	1,282,566
Wallace Theater Holdings, Inc.[1,15]		1,525	15
Total Common Stocks (Cost $2,434,829)			1,340,275

	Units
Rights, Warrants and Certificates—0.0%
MediaNews Group, Inc. Wts., Strike Price $48.72, Exp. 3/19/17[15]		22,685	—
Sabine Oil Tranche 1 Wts., Strike Price $4.49, Exp. 8/11/26[15]		2,611	19,582
Sabine Oil Tranche 2 Wts., Strike Price $2.72, Exp. 8/11/26[15]		465	3,023
Total Rights, Warrants and Certificates (Cost $6,682,364)			22,605

	Principal Amount
Structured Securities—0.5%
Credit Suisse First Boston International, Moitk Total Return Linked Nts., 21%, 3/30/11[9]	RUB	53,910,000	—
Credit Suisse First Boston, Inc. (Nassau Branch), Russian Specialized Construction & Installation Administration Total Return Linked Nts., 13%, 5/24/10[9]	RUB	97,250,000	—
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds:
3.003%, 4/30/25[1,17]		1,220,885	694,829
3.054%, 4/30/25[1,17]		1,555,595	885,320
3.098%, 4/30/25[1,17]		1,343,008	764,332
3.131%, 4/30/25[1,17]		1,200,479	683,216
3.179%, 4/30/25[1,17]		1,494,694	850,660
3.231%, 4/30/25[1,17]		1,705,966	970,899
3.265%, 4/30/25[1,17]		1,362,868	775,635
3.346%, 4/30/25[1,17]		1,281,038	729,064
71.468%, 12/31/17[10,12]	BRL	5,140,000	2,592,008
LB Peru Trust II Certificates, Series 1998-A, 3.796%, 2/28/16[9,17]		2,994	—
Morgan Stanley, Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5%, 8/22/34	RUB	33,537,719	235,655
Total Structured Securities (Cost $17,505,445)			9,181,618
Short-Term Note—5.7%
United States Treasury Bills, 0.10%, 12/15/16[17] (Cost $99,979,167)		100,000,000	99,964,000

		Shares
Investment Companies—20.7%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.28%[18,19]		81,906,646	81,906,646
Oppenheimer Master Event-Linked Bond Fund, LLC[19]		2,520,983	40,164,593
Oppenheimer Master Loan Fund, LLC[19]		12,870,585	200,889,091
Oppenheimer Ultra-Short Duration Fund, Cl. Y19		8,015,258	40,156,441
Total Investment Companies (Cost $361,037,826)			363,116,771

	Counterparty		Exercise Price	Expiration Date		Contracts
Over-the-Counter Options Purchased—0.1%
EUR Currency Call[15,20]	CITNA-B	EUR	1.097	12/16/16	EUR	2,500,000	143,750

19      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Counterparty		Exercise Price	Expiration Date		Contracts	Value
Over-the-Counter Options Purchased (Continued)
EUR Currency Put[15]	DEU	EUR	1.100	11/29/16	EUR	16,165,000	$97,216
GBP Currency Call[15]	BNP	GBP	1.341	12/15/16	GBP	13,000,000	92,885
JPY Currency Put[15]	BAC	JPY	104.000	10/28/16	JPY	1,870,000,000	39,270
JPY Currency Call[15,21]	DEU	JPY	105.000	10/11/16	JPY	1,540,000	30,989
KRW Currency Put[15]	HSBC	KRW	1120.000	11/23/16	KRW	14,400,000,000	158,400
MXN Currency Call[15]	GSG	MXN	19.050	11/28/16	MXN	490,000,000	486,570
S&P 500 Index Call[15]	BOA	USD	2200.000	12/16/16	USD	203	610,281
United States Treasury
Bonds, 1.50%, 8/26 Put[15]	BOA	USD	98.184	3/23/17	USD	10,590,000	148,096
Total Over-the-Counter Options Purchased (Cost $2,640,206)							1,807,457

		Buy /Sell			Expiration
	Counterparty	Protection	Reference Asset	Fixed Rate	Date		Notional (000’s)
Over-the-Counter Credit Default Swaptions Purchased—0.0%
Credit Default Swap maturing 12/21/16 Call[15]	JPM	Buy	CDX.NA.HY.26	5.000%	12/21/16	USD	5,344	44,010
Credit Default Swap maturing 12/21/16 Call[15]	JPM	Buy	CDX.NA.HY.26	5.000	12/21/16	USD	6,210	51,141
Credit Default Swap maturing 12/21/16 Call[15]	JPM	Buy	CDX.NA.HY.26	5.000	12/21/16	USD	6,210	51,141
Total Over-the-Counter Credit Default Swaptions Purchased (Cost $282,982)								146,292

		Pay / Receive			Expiration
	Counterparty	Floating Rate	Floating Rate	Fixed Rate	Date	Notional Amount (000’s)
Over-the-Counter Interest Rate Swaption Purchased—0.0%
Interest Rate Swap maturing 5/30/33 Put[15] (Cost $115,675)	BAC	Pay	Six-Month GBP BBA LIBOR	3.990%	5/30/23	GBP	1,235	18,147
Total Investments, at Value (Cost $1,844,284,128)							104.9%	1,843,749,165
Net Other Assets (Liabilities)							(4.9)	(86,514,048)
Net Assets							100.0%	$1,757,235,117

Footnotes to Consolidated Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $514,602,918 or 29.28% of the Fund’s net assets at period end.

2. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

3. Represents the current interest rate for a variable or increasing rate security.

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $3,455,478 or 0.20% of the Fund’s net assets at period end.

5. Interest rate is less than 0.0005%.

6. The current amortization rate of the security’s cost basis exceeds the future interest payments currently estimated to be received. Both the amortization rate and interest payments are contingent on future mortgage pre-payment speeds and are therefore subject to change.

7. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $4,477,037. See Note 6 of the accompanying Consolidated Notes.

8. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $1,608,525. See Note 6 of the accompanying Consolidated Notes.

9. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

10. Restricted security. The aggregate value of restricted securities at period end was $5,290,716, which represents 0.30% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

				Unrealized
	Acquisition			Appreciation/
Security	Dates	Cost	Value	(Depreciation)
Aeropuerto Internacional de Tocumen SA, 5.625% Sr. Sec. Nts., 5/18/36	5/13/16 – 9/8/16	$1,091,074	$1,139,500	$48,426
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds, 71.468%, 12/31/17	9/19/07	2,555,769	2,592,008	36,239
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35	3/21/07	528,899	29,208	(499,691)
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23	5/8/13 – 4/17/14	1,572,417	1,530,000	(42,417)
		$5,748,159	$5,290,716	$(457,443)

11. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

12.	Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.
13.	Interest or dividend is paid-in-kind, when applicable.
14.	All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

20      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Footnotes to Consolidated Statement of Investments (Continued)

15. Non-income producing security.

16. Security received as the result of issuer reorganization.

17. Zero coupon bond reflects effective yield on the original acquisition date.

18. Rate shown is the 7-day yield at period end.

19. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2015	Additions	Reductions	September 30, 2016
Oppenheimer Institutional Government Money Market Fund, Cl. Ea	92,728,261	640,810,471	651,632,086	81,906,646
Oppenheimer Master Event-Linked Bond Fund, LLC	3,158,849	—	637,866	2,520,983
Oppenheimer Master Loan Fund, LLC	6,443,877	6,426,708	—	12,870,585
Oppenheimer Ultra-Short Duration Fund, Cl. Y	—	8,015,258	—	8,015,258

		Value	Income	Realized Loss
Oppenheimer Institutional Government Money Market Fund, Cl. Ea		$81,906,646	$517,494	$—
Oppenheimer Master Event-Linked Bond Fund, LLC		40,164,593	1,959,911[b]	605,820[b]
Oppenheimer Master Loan Fund, LLC		200,889,091	6,609,365[c]	3,856,961[c]
Oppenheimer Ultra-Short Duration Fund, Cl. Y		40,156,441	156,457	—
Total		$363,116,771	$9,243,227	$4,462,781

a. Prior to September 28, 2016, this fund was named Oppenheimer Institutional Money Market Fund.

b. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

c. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

20. Dual Digital option is eligible for exercise if the spot exchange rate remains less than 1.0973 USD per 1 EUR and if the spot exchange rate at expiration is equal to or greater than 1.3324 USD per 1 GBP.

21. Dual Digital option is eligible for exercise if the spot exchange rate remains less than 1.3 USD per 1 GBP and if the spot exchange rate at expiration is equal to or greater than 105 JPY per 1 USD.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:
Geographic Holdings	Value	Percent
United States	$1,453,200,260	78.8%
Indonesia	42,088,774	2.3
Brazil	23,590,453	1.3
Canada	22,554,503	1.2
United Kingdom	22,425,258	1.2
France	19,420,699	1.1
Netherlands	19,254,994	1.0
Mexico	18,221,525	1.0
Supranational	16,866,656	0.9
Russia	12,738,198	0.7
Argentina	12,099,882	0.7
Peru	12,068,673	0.7
Luxembourg	10,507,492	0.6
India	10,025,162	0.5
Colombia	8,391,953	0.5
Germany	8,120,236	0.4
Ireland	7,719,798	0.4
Ukraine	7,509,453	0.4
South Africa	7,038,106	0.4
Hungary	6,991,519	0.4
Kazakhstan	6,929,291	0.4
Italy	6,561,225	0.4
Turkey	6,175,623	0.3
Ivory Coast	6,024,067	0.3
China	5,732,115	0.3
Sri Lanka	5,598,575	0.3
Spain	4,992,661	0.3
Dominican Republic	4,115,856	0.2
Belgium	4,101,121	0.2
Jamaica	4,007,637	0.2
Australia	3,583,778	0.2
Israel	3,502,262	0.2
Serbia	3,284,507	0.2
Uruguay	2,922,400	0.2
Romania	2,883,035	0.2
Switzerland	2,728,252	0.1
Croatia	2,487,303	0.1
Vietnam	2,351,458	0.1
Philippines	2,278,986	0.1
Jersey, Channel Islands	2,245,698	0.1

21      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Geographic Holdings (Continued)	Value	Percent
Greece	$1,497,925	0.1%
Honduras	1,331,138	0.1
Japan	1,251,585	0.1
Namibia	1,223,728	0.1
Ghana	1,197,077	0.1
Panama	1,139,500	0.1
Sweden	1,115,705	0.1
New Zealand	1,038,738	0.1
United Arab Emirates	969,811	0.1
Morocco	955,825	0.1
Gabon	886,841	0.1
Costa Rica	881,219	0.0
Singapore	813,142	0.0
South Korea	791,335	0.0
Thailand	746,500	0.0
Paraguay	656,938	0.0
Ecuador	611,455	0.0
Norway	605,387	0.0
Senegal	561,624	0.0
Denmark	544,134	0.0
Zambia	492,500	0.0
Iraq	441,245	0.0
Finland	361,778	0.0
Cyprus	197,375	0.0
Eurozone	97,216	0.0
Total	$1,843,749,165	100.0%

Forward Currency Exchange Contracts as of September 30, 2016
						Unrealized	Unrealized
Counterparty	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Appreciation	Depreciation
BAC	11/2016	EUR	855	USD	952	$10,895	$—
BAC	10/2016	KRW	9,534,000	USD	8,517	138,688	—
BAC	11/2016	RUB	557,700	USD	8,641	140,817	—
BAC	11/2016	TWD	90,000	USD	2,849	36,757	—
BAC	11/2016	USD	4,686	COP	13,909,000	—	96,827
BAC	10/2016 - 11/2016	USD	20,507	KRW	22,908,161	—	289,194
BAC	11/2016	USD	9,258	RUB	612,300	—	405,901
BNP	11/2016	IDR	34,081,000	USD	2,569	34,846	—
BOA	10/2016	BRL	24,870	USD	7,595	55,984	4,171
BOA	11/2016	EUR	7,555	USD	8,452	69,470	16,922
BOA	10/2016 - 11/2016	KRW	26,738,500	USD	24,316	15,299	59,526
BOA	11/2016	MXN	424,500	USD	22,625	—	847,571
BOA	12/2016	MYR	21,055	USD	5,199	—	106,046
BOA	11/2016	RUB	1,277,300	USD	19,201	958,073	—
BOA	10/2016	USD	7,633	BRL	24,870	9,846	23,714
BOA	12/2016	USD	2,585	CLP	1,740,000	—	43,153
BOA	11/2016	USD	7,271	GBP	5,025	752,606	—
BOA	12/2016	USD	5,390	HUF	1,484,000	—	24,251
BOA	10/2016	USD	7,018	KRW	7,705,000	22,390	—
BOA	11/2016	USD	8,770	MXN	165,000	305,392	—
BOA	11/2016	USD	9,869	TWD	308,000	—	4,873
BOA	11/2016	USD	2,703	ZAR	38,820	—	100,745
CITNA-B	10/2016 - 11/2016	BRL	29,147	USD	8,942	—	48,360
CITNA-B	11/2016	COP	17,381,000	USD	5,877	100,299	—
CITNA-B	11/2016	EUR	9,285	USD	10,515	3,945	66,937
CITNA-B	11/2016	GBP	7,975	USD	10,546	—	200,788
CITNA-B	11/2016	MXN	347,900	USD	18,301	—	452,860
CITNA-B	11/2016	PLN	17,010	USD	4,392	51,923	—
CITNA-B	10/2016 - 11/2016	USD	4,871	BRL	15,844	13,538	—
CITNA-B	03/2017	USD	13,709	MXN	268,200	136,466	—
CITNA-B	11/2016	USD	3,074	ZAR	41,990	40,748	—
CITNA-B	11/2016	ZAR	35,310	USD	2,419	131,412	—
DEU	11/2016	EUR	8,760	USD	9,788	79,425	6,736
DEU	11/2016	NZD	11,930	USD	8,752	—	80,851
DEU	11/2016	USD	476	EUR	415	8,519	—
DEU	11/2016	USD	8,613	MXN	169,300	—	72,488
GSCO-OT	11/2016	COP	26,477,000	USD	8,912	193,327	—
GSCO-OT	11/2016	JPY	548,000	USD	5,470	—	55,941
GSCO-OT	11/2016	ZAR	55,530	USD	3,857	153,894	—

22      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Forward Currency Exchange Contracts (Continued)
						Unrealized	Unrealized
Counterparty	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Appreciation	Depreciation
HSBC	11/2016	COP	132,000	USD	45	$420	$—
HSBC	11/2016 - 03/2017	EUR	19,105	USD	21,476	141,727	81,376
HSBC	11/2016	GBP	9,330	USD	13,183	—	1,079,059
HSBC	11/2016	USD	8,912	EUR	7,905	13,391	—
HSBC	11/2016	USD	8,855	NZD	11,930	183,866	—
JPM	10/2016 - 11/2016	BRL	43,803	USD	13,045	265,475	3,545
JPM	12/2016	CLP	3,517,000	USD	5,149	163,498	—
JPM	11/2016	COP	26,321,000	USD	8,771	280,752	—
JPM	11/2016	EUR	7,865	USD	8,825	41,333	13,455
JPM	11/2016	GBP	1,625	USD	2,141	—	33,094
JPM	11/2016	INR	335,000	USD	4,979	18,941	—
JPM	11/2016	KRW	6,426,000	USD	5,805	25,941	—
JPM	11/2016	MXN	367,000	USD	19,657	—	829,558
JPM	11/2016	PLN	17,030	USD	4,396	53,173	—
JPM	11/2016	RUB	283,600	USD	4,351	114,692	—
JPM	11/2016	SGD	220	USD	163	—	1,509
JPM	11/2016	TRY	8,260	USD	2,745	—	18,258
JPM	11/2016	TWD	218,000	USD	7,005	—	16,282
JPM	10/2016 - 11/2016	USD	4,862	BRL	15,866	32,422	—
JPM	11/2016	USD	13,939	EUR	12,180	230,836	68
JPM	11/2016	USD	40,972	GBP	28,125	4,485,983	—
JPM	11/2016	USD	14,854	IDR	197,898,000	—	267,284
JPM	10/2016 - 11/2016	USD	11,129	KRW	12,432,839	—	153,046
JPM	10/2016 - 11/2016	USD	14,460	MXN	273,800	437,097	36,454
JPM	11/2016 - 01/2017	USD	9,359	RUB	613,000	—	303,061
JPM	11/2016	ZAR	35,370	USD	2,572	—	17,473
MSCO	11/2016	EUR	14,125	USD	15,878	108,527	85,630
MSCO	11/2016	GBP	5,700	USD	7,913	—	518,697
MSCO	11/2016	USD	25,150	EUR	22,095	277,113	—
MSCO	11/2016	USD	26	MXN	500	777	—
NOM	10/2016	BRL	8,410	USD	2,570	16,316	—
NOM	11/2016	COP	9,978,000	USD	3,380	51,240	—
NOM	10/2016	USD	2,609	BRL	8,410	22,984	—
RBS	11/2016	USD	8,960	MXN	169,700	254,222	—
TDB	10/2016 - 11/2016	BRL	34,940	USD	10,697	—	24,121
TDB	11/2016	EUR	710	USD	796	3,253	—
TDB	11/2016	GBP	2,670	USD	3,550	—	86,241
TDB	10/2016	USD	5,383	BRL	17,470	11,007	—
TDB	11/2016	USD	5,244	COP	15,370,000	—	42,044
TDB	11/2016	USD	57,596	EUR	50,755	460,653	—
TDB	12/2016	USD	2,368	PHP	113,000	39,795	—
TDB	11/2016	USD	160	SGD	220	—	1,155
TDB	10/2016	USD	1,224	TRY	3,660	6,280	—
TDB	11/2016	USD	6,785	ZAR	98,120	—	302,004
TDB	11/2016	ZAR	36,150	USD	2,498	113,246	—
Total Unrealized Appreciation and Depreciation						$11,319,519	$6,921,269

Futures Contracts as of September 30, 2016
						Unrealized Appreciation
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	(Depreciation)
Euro-BUND	EUX	Sell	12/08/16	111	$20,661,439	$(302,334)
United States Treasury Long Bonds	CBT	Sell	12/20/16	10	1,681,563	1,983
United States Treasury Long Bonds	CBT	Buy	12/20/16	44	7,398,875	(94,951)
United States Treasury Nts., 2 yr.	CBT	Buy	12/30/16	346	75,590,188	56,802
United States Treasury Nts., 5 yr.	CBT	Buy	12/30/16	468	56,869,312	153,611
United States Treasury Nts., 5 yr.	CBT	Sell	12/30/16	13	1,579,703	1,175
United States Treasury Nts., 10 yr.	CBT	Buy	12/20/16	393	51,532,125	(83,621)
United States Treasury Nts., 10 yr.	CBT	Sell	12/20/16	81	10,621,125	4,655
United States Ultra Bonds	CBT	Buy	12/20/16	197	36,223,375	(720,817)
						$(983,497)

Over-the-Counter Options Written at September 30, 2016
Description	Counterparty		Exercise Price	Expiration Date		Number of Contracts	Premiums Received	Value
EUR Currency Call	DEU	USD	1.150	11/29/16	EUR	(16,165,000)	$120,468	$(66,066)
EUR Currency Put	DEU	USD	1.050	11/29/16	EUR	(16,165,000)	44,389	(6,466)
GBP Currency Call[1]	BNP	USD	1.350	12/15/16	GBP	(13,000,000)	77,740	(70,239)

23      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Options Written (Continued)
Description	Counterparty		Exercise Price	Expiration Date		Number of Contracts	Premiums Received	Value
IDR Currency Call	BNP	IDR	13025.000	12/7/16	IDR	(167,328,079,630)	$133,220	$(167,328)
JPY Currency Put	BAC	JPY	108.000	10/28/16	JPY	(1,940,000,000)	86,402	(1,940)
KRW Currency Call	HSBC	KRW	1070.000	11/23/16	KRW	(13,800,000,000)	64,744	(69,000)
KRW Currency Put	HSBC	KRW	1145.000	11/23/16	KRW	(14,750,000,000)	95,972	(88,500)
MXN Currency Call	GSCO-OT	MXN	18.250	11/28/16	MXN	(940,000,000)	340,048	(348,740)
MYR Currency Put	NOM	MYR	4.160	10/28/16	MYR	(53,000,000)	75,806	(95,506)
MYR Currency Call	NOM	MYR	3.880	10/28/16	MYR	(50,000,000)	76,675	(950)
United States Treasury Bonds, 1.50%, 8/26 Put	BOA	USD	95.734	3/23/17	USD	(10,590,000)	79,425	(66,000)
Total Over-the-Counter Options Written							$1,194,889	$(980,735)

1. Knock-in option becomes eligible for exercise if at any time spot rates are greater than or equal to 1.38 USD per 1 GBP.

Centrally Cleared Credit Default Swaps at September 30, 2016
		Buy/Sell				Notional Amount
Reference Asset		Protection	Fixed Rate	Maturity Date		(000’s)	Premiums Received/(Paid)	Value
CDX.HY.25		Buy	5.000%	12/20/20	USD	8,663	$19,443	$(507,400)
Over-the-Counter Credit Default Swaps at September 30, 2016
		Buy/Sell				Notional Amount
Reference Asset	Counterparty	Protection	Fixed Rate	Maturity Date		(000’s)	Premiums Received/(Paid)	Value
Alpha Bank AE	BAC	Buy	5.000%	3/20/17	EUR	1,165	$(136,738)	$(5,279)
Banco Bilbao Vizcaya Argentaria Sociedad Anonima	UBS	Sell	3.000	12/20/17	EUR	125	(60)	4,321
Banco Bilbao Vizcaya Argentaria Sociedad Anonima	UBS	Sell	3.000	12/20/17	EUR	125	(60)	4,321
Banco Santander SA	UBS	Sell	3.000	9/20/17	EUR	250	(997)	7,042
Federative Republic of Brazil	BNP	Sell	1.000	12/20/18	USD	1,190	94,152	(13,653)
Hellenic Republic	BAC	Sell	1.000	3/20/20	USD	475	180,526	(117,316)
Hellenic Republic	BAC	Sell	1.000	3/20/20	USD	475	168,651	(117,316)
Malaysia	BOA	Buy	1.000	12/20/20	USD	765	(40,897)	(669)
Malaysia	BOA	Buy	1.000	12/20/20	USD	385	(26,693)	(337)
Malaysia	BOA	Buy	1.000	12/20/20	USD	705	(36,881)	(617)
Malaysia	GOL	Buy	1.000	6/20/21	USD	1,785	(47,059)	8,863
Malaysia	MOS-A	Buy	1.000	12/20/20	USD	765	(48,374)	(669)
Petrobras Global Finance BV	BNP	Sell	1.000	12/20/16	USD	1,495	(381)	(873)
Republic of Colombia	BOA	Buy	1.000	6/20/21	USD	5,100	(226,324)	126,916
Republic of Indonesia	BNP	Buy	1.000	6/20/21	USD	5,100	(203,573)	90,584
Republic of Peru	BNP	Buy	1.000	12/20/20	USD	964	(27,540)	(6,963)
Republic of South Africa	BNP	Buy	1.000	6/20/21	USD	2,160	(153,509)	130,876
Republic of South Africa	CITNA-B	Buy	1.000	6/20/21	USD	2,155	(152,263)	130,573
Republic of Turkey	CITNA-B	Buy	1.000	6/20/21	USD	1,625	(107,092)	100,054
Republic of Turkey	CITNA-B	Buy	1.000	6/20/21	USD	2,040	(130,799)	125,606
Republic of Turkey	HSBC	Buy	1.000	6/20/21	USD	2,020	(150,370)	126,750
Republic of Turkey	t-DEU	Buy	1.000	6/20/21	USD	2,555	(169,286)	160,320
Russian Federation	BNP	Buy	1.000	12/20/20	USD	765	(81,669)	26,161
State Bank of India	BNP	Sell	1.000	9/20/19	USD	1,740	71,791	5,758
Total Over-the-Counter Credit Default Swaps							$(1,225,445)	$784,453

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:
Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)		Amount Recoverable*		Reference Asset Rating Range**
Investment Grade Single Name Corporate Debt	$1,740,000		$—		BBB-
Investment Grade Single Name Corporate Debt	500,000	EUR	—		BBB to BBB-
Non-Investment Grade Single Name Corporate Debt	$1,495,000		$—		B+
Non-Investment Grade Sovereign Debt	$2,140,000		$—		BB to B-

Total USD	$5,375,000		$—

Total EUR	500,000	EUR	—	EUR

*The Fund has no amounts recoverable from related purchased protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

24      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

Centrally Cleared Interest Rate Swaps at September 30, 2016
	Pay/Receive
Counterparty	Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value
		Six-Month PLN WIBOR
BAC	Pay	WIBO	1.745%	9/15/18	PLN	25,195	$5,024
		Six-Month PLN WIBOR
BAC	Pay	WIBO	1.745	9/12/18	PLN	25,200	(2,180)
		Three-Month ZAR
DEU	Receive	JIBAR SAFEX	8.310	6/29/26	ZAR	56,100	(55,032)
Total Centrally Cleared Interest Rate Swaps							$(52,188)

Over-the-Counter Interest Rate Swaps at September 30, 2016
	PAy/Receive
Counterparty	Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Value
		Three-Month KRW CD
DEU	Pay	KSDA	1.480%	4/20/18	KRW	102,630,000	$350,193
JPM	Receive	BZDI	12.220	1/2/19	BRL	48,700	63,921
SAN	Receive	BZDI	12.170	1/2/19	BRL	51,300	93,476
		Three-Month MYR
SCB	Pay	KLIBOR BNM	3.310	8/19/21	MYR	45,000	(74,985)
SIB	Receive	BZDI	12.550	1/2/25	BRL	21,670	138,037
Total Over-the-Counter Interest Rate Swaps							$570,642

Over-the-Counter Credit Default Swaptions Written at September 30, 2016
Description	Counterparty	Buy/Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional Amount (000’s)		Premiums Received	Value
Credit Default Swap maturing 6/20/21 Call	JPM	Buy	CDX.NA.HY.26	5.000%	12/21/16	USD	6,210	$33,534	$(15,020)
Credit Default Swap maturing 6/20/21 Call	JPM	Buy	CDX.NA.HY.26	5.000	12/21/16	USD	6,210	33,534	(15,020)
Credit Default Swap maturing 6/20/21 Call	JPM	Buy	CDX.NA.HY.26	5.000	12/21/16	USD	5,344	27,789	(12,926)
Total of Over-the-Counter Credit Default Swaptions Written								$94,857	$(42,966)

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GOL	Goldman Sachs & Co.
GSCO-OT	Goldman Sachs Bank USA
GSG	Goldman Sachs Group, Inc. (The)
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MOS-A	Morgan Stanley
MSCO	Morgan Stanley Capital Services, Inc.
NOM	Nomura Global Financial Products, Inc.
RBS	Royal Bank of Scotland plc (The)
SAN	Santander
SCB	Standard Chartered Bank
SIB	Banco Santander SA
TDB	Toronto Dominion Bank
t-DEU	Deutsche Bank Securities, Inc.
UBS	UBS AG

Currency abbreviations indicate amounts reporting in currencies
BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
EUR	Euro
GBP	British Pound Sterling
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar

25      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Currency abbreviations indicate amounts reporting in currencies (Continued)
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SGD	Singapore Dollar
TRY	New Turkish Lira
TWD	New Taiwan Dollar
ZAR	South African Rand

Definitions
BBA LIBOR	British Bankers’ Association London-Interbank Offered Rate
BNM	Bank Negra Malaysia
BUND	German Federal Obligation
BZDI	Brazil Interbank Deposit Rate
CD	Certificate of Deposit
CDX.HY.25	Markit CDX High Yield Index
CDX.NA.HY.26	Markit CDX North American High Yield
JIBAR SAFEX	South Africa Johannesburg Interbank Agreed Rate/Futures Exchange
KLIBOR	Kuala Lumpur Interbank Offered Rate
KSDA	Korean Securities Dealers Assn.
S&P	Standard & Poor’s
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate

Exchange Abbreviations
CBT	Chicago Board of Trade
EUX	European Stock Exchange

26      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS September 30, 2016 Unaudited

1. Organization

Oppenheimer Global Strategic Income Fund/VA (the “Fund”), a separate series of Oppenheimer Variable Account Funds, is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s main investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Strategic Income Fund/VA (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and exchange traded funds related to gold or other special minerals (“Gold ETFs”). The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

At period end, the Fund owned 51,485 shares with net assets of $4,476,018 in the Subsidiary.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing

27      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

28      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

3. Securities Valuation (Continued)

The table below categorizes amounts at period end based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$62,781,545	$16,866,656	$79,648,201
Mortgage-Backed Obligations	—	314,562,151	—	314,562,151
U.S. Government Obligations	—	33,130,331	—	33,130,331
Foreign Government Obligations	—	138,156,296	—	138,156,296
Corporate Loans	—	3,290,285	—	3,290,285
Corporate Bonds and Notes	—	799,335,528	29,208	799,364,736
Common Stocks	1,340,260	—	15	1,340,275
Rights, Warrants and Certificates	22,605	—	—	22,605
Structured Securities	—	6,353,955	2,827,663	9,181,618
Short-Term Note	—	99,964,000	—	99,964,000
Investment Companies	122,063,087	—	—	122,063,087
Over-the-Counter Options Purchased	—	1,807,457	—	1,807,457
Over-the-Counter Credit Default Swaptions Purchased	—	146,292	—	146,292
Over-the-Counter Interest Rate Swaption Purchased	—	18,147	—	18,147

Total Investments, at Value	123,425,952	1,459,545,987	19,723,542	1,602,695,481
Other Financial Instruments:
Swaps, at value	—	1,693,772	—	1,693,772
Centrally cleared swaps, at value	—	5,024	—	5,024
Forward currency exchange contracts	—	11,319,519	—	11,319,519
Futures contracts	218,226	—	—	218,226

Total Assets excluding investment companies valued using practical expedient	$123,644,178	$1,472,564,302	$19,723,542	1,615,932,022

Investment companies valued using practical expedient				241,053,684

Total Assets				$1,856,985,706

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(338,677)	$—	$(338,677)
Centrally cleared swaps, at value	—	(564,612)	—	(564,612)
Forward currency exchange contracts	—	(6,921,269)	—	(6,921,269)
Futures contracts	(1,201,723)	—	—	(1,201,723)
Options written, at value	—	(980,735)	—	(980,735)
Swaptions written, at value	—	(42,966)	—	(42,966)

Total Liabilities	$(1,201,723)	$(8,848,259)	$—	$(10,049,982)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds

29      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the Investment Company Act of 1940 that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (“Master Loan”) and Oppenheimer Master Event-Linked Bond Fund, LLC (“Master Event-Linked Bond”) (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund.

The investment objective of Master Loan is to seek income. The investment objective of Master Event-Linked Bond is to seek total return. The Fund’s investments in the Master Funds are included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds. The Fund owns 14.3% of Master Loan and 13.6% of Master Event-Linked Bond at period end.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

30      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

4. Investments and Risks (Continued)

When-Issued or
Delayed Delivery
Basis Transactions

Purchased securities	$155,976,177
Sold securities	29,149,617

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$13,542,321
Market Value	$2,867,172
Market Value as % of Net Assets	0.16%

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between

31      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Consolidated Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $388,222,310 and $519,166,277, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

32      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

6. Use of Derivatives (Continued)

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

During the reporting period, the Fund had an ending monthly average market value of $146,578,348 and $70,596,708 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on treasury and/or euro futures to increase exposure to interest rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on treasury and/or euro futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $664,811 and $737,335 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written put options on treasury and/or euro futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

33      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

During the reporting period, the Fund had an ending monthly average market value of $581,847 and $413,552 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Number of	Amount of
	Contracts	Premiums

Options outstanding as of
December 31, 2015	64,770,515,000	$2,061,032
Options written	391,096,859,195	5,355,140
Options closed or expired	(62,398,038,642)	(1,099,894)
Options exercised	(194,552,335,923)	(5,121,389)

Options outstanding as of
September 30, 2016	198,916,999,630	$1,194,889

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same reference asset but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

For the reporting period, the Fund had ending monthly average notional amounts of $25,404,136 and $15,072,971 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

34      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

6. Use of Derivatives (Continued)

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Currency Swap Contracts. A currency swap contract is an agreement between counterparties to exchange different currencies at contract inception that are equivalent to a notional value. The exchange at contract inception is made at the current spot rate. The contract also includes an agreement to reverse the exchange of the same notional values of those currencies at contract termination. The re-exchange at contract termination may take place at the same exchange rate, a specified rate or the then current spot rate. Certain currency swap contracts provide for exchanging the currencies only at contract termination and can provide for only a net payment in the settlement currency, typically USD. A currency swap contract may also include the exchange of periodic payments, between the counterparties, that are based on interest rates available in the respective currencies at contract inception. Other currency swap contracts may not provide for exchanging the different currencies at all, and only for exchanging interest cash flows based on the notional value in the contract.

The Fund has entered into currency swap contracts with the obligation to pay an interest rate on the dollar notional amount and receive an interest rate on the various foreign currency notional amounts. These currency swap contracts increase exposure to, or decrease exposure away from, foreign exchange and interest rate risk.

For the reporting period, the Fund had ending monthly average notional amounts of $2,688,708 on currency swaps which receive a fixed rate.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

At period end, the Fund had no such currency swap agreements outstanding.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the reporting period, the Fund had ending monthly average notional amounts of $20,196,530 and $97,228,767 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to sell credit protection through credit default swaps in order to increase exposure to the credit risk of individual issuers and/ or indexes of issuers. A purchased swaption of this type becomes more valuable as the likelihood of a credit event on the reference asset decreases.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has written swaptions which gives it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a

35      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

NOTES TO CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A written swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

During the reporting period, the Fund had an ending monthly average market value of $1,881,872 and $1,194,324 on purchased and written swaptions, respectively.

Written swaption activity for the reporting period was as follows:

		Amount of
	Notional Amount	Premiums

Swaptions outstanding as of
December 31, 2015	$362,297,441	$1,043,474
Swaptions written	1,428,854,000	4,204,145
Swaptions closed or expired	(362,297,441)	(1,043,475)
Swaptions exercised	(1,411,090,000)	(4,109,287)

Swaptions outstanding as of September 30, 2016	17,764,000	$94,857

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $7,910,238.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the

36      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

6. Use of Derivatives (Continued)

Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

7. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$1,844,496,573
Federal tax cost of other investments	193,969,195

Total federal tax cost	$2,038,465,768

Gross unrealized appreciation	$57,845,736
Gross unrealized depreciation	(55,350,826)

Net unrealized appreciation	$2,494,910

37      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA

STATEMENT OF INVESTMENTS September 30, 2016 Unaudited

	Shares	Value

Common Stocks—88.5%

Consumer Discretionary—8.1%

Auto Components—0.2%
Lear Corp.	120	$14,546

Automobiles—2.6%

Ford Motor Co.	8,575	103,500

General Motors Co.	3,310	105,159

		208,659

Hotels, Restaurants & Leisure—1.0%

Extended Stay America, Inc.	5,440	77,248

Household Durables—1.9%

Beazer Homes USA, Inc.[1]	1,500	17,490

CalAtlantic Group, Inc.	3,090	103,330

PulteGroup, Inc.	1,775	35,571

		156,391

Media—0.4%

Comcast Corp., Cl. A	440	29,190

Multiline Retail—1.5%

Kohl’s Corp.	930	40,688

Macy’s, Inc.	1,440	53,352

Target Corp.	415	28,502

		122,542

Specialty Retail—0.5%

Lowe’s Cos., Inc.	70	5,054

Signet Jewelers Ltd.	190	14,161

Staples, Inc.	2,300	19,665

		38,880

Consumer Staples—6.7%
Beverages—1.1%

Coca-Cola Co. (The)	985	41,685

Molson Coors Brewing Co., Cl. B	400	43,920

		85,605

Food & Staples Retailing—2.1%
Kroger Co. (The)	155	4,600

Walgreens Boots Alliance, Inc.	1,275	102,791

Wal-Mart Stores, Inc.	820	59,138

		166,529

Food Products—1.6%

Kraft Heinz Co. (The)	1,310	117,258

Post Holdings, Inc.[1]	200	15,434

		132,692

Household Products—0.8%

Procter & Gamble Co. (The)	700	62,825

Tobacco—1.1%

Philip Morris International, Inc.	895	87,012

Energy—10.3%

Oil, Gas & Consumable Fuels—10.3%

BP plc, Sponsored ADR	3,085	108,469

Chevron Corp.	2,050	210,986

Exxon Mobil Corp.	1,995	174,124

Kinder Morgan, Inc.	2,850	65,921

Marathon Oil Corp.	4,325	68,378

Royal Dutch Shell plc, Cl. A, Sponsored ADR	3,535	176,997

Williams Cos., Inc. (The)	625	19,206

		824,081

Financials—31.2%

Capital Markets—5.4%

Goldman Sachs Group, Inc. (The)	900	145,143

KKR & Co. LP2	7,950	113,367

Morgan Stanley	4,700	150,682

	Shares	Value

Capital Markets (Continued)

NorthStar Asset Management Group, Inc.	1,570	$20,300

		429,492

Commercial Banks—11.2%

Bank of America Corp.	5,750	89,988

Citigroup, Inc.[3]	8,315	392,717

JPMorgan Chase & Co.	3,625	241,389

Wells Fargo & Co.	3,800	168,264

		892,358

Insurance—7.3%

American International Group, Inc.	1,935	114,823

Assured Guaranty Ltd.	10,850	301,087

MBIA, Inc.[1]	4,245	33,069

MetLife, Inc.	3,050	135,511

		584,490

Real Estate Investment Trusts (REITs)—4.8%

Blackstone Mortgage Trust, Inc., Cl. A	2,225	65,526

Colony Capital, Inc., Cl. A	5,425	98,898

Communications Sales & Leasing, Inc.	2,275	71,458

iStar, Inc.[1]	1,000	10,730

NorthStar Realty Finance Corp.	2,825	37,205

Starwood Property Trust, Inc.	2,600	58,552

Two Harbors Investment Corp.	5,000	42,650

		385,019

Real Estate Management & Development—0.4%

Realogy Holdings Corp.	1,215	31,420

Thrifts & Mortgage Finance—2.1%

MGIC Investment Corp.[1]	7,975	63,800

Radian Group, Inc.	7,450	100,948

		164,748

Health Care—9.2%

Biotechnology—1.6%

AbbVie, Inc.	1,295	81,676

Gilead Sciences, Inc.	560	44,307

		125,983

Health Care Equipment & Supplies—2.1%

Abbott Laboratories	1,930	81,619

Medtronic plc	1,000	86,400

		168,019

Pharmaceuticals—5.5%

Bristol-Myers Squibb Co.	325	17,524

Johnson & Johnson	625	73,831

Merck & Co., Inc.	2,550	159,146

Pfizer, Inc.	5,600	189,672

		440,173

Industrials—5.6%

Aerospace & Defense—0.7%

General Dynamics Corp.	125	19,395

United Technologies Corp.	330	33,528

		52,923

Airlines—1.3%

United Continental Holdings, Inc.[1]	1,950	102,317

Commercial Services & Supplies—0.7%

R.R. Donnelley & Sons Co.	3,500	55,020

Electrical Equipment—1.1%

Eaton Corp. plc	650	42,711

General Cable Corp.	3,000	44,940

		87,651

Industrial Conglomerates—1.5%

General Electric Co.	4,105	121,590

Road & Rail—0.3%

CSX Corp.	910	27,755

1        OPPENHEIMER EQUITY INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Information Technology—10.8%

Communications Equipment—1.5%

Cisco Systems, Inc.	3,675	$116,571

Internet Software & Services—1.0%

Alphabet, Inc., Cl. C1	103	80,061

IT Services—0.6%

International Business Machines Corp.	295	46,861

Semiconductors & Semiconductor Equipment—2.4%

Cypress Semiconductor Corp.	2,050	24,928

Intel Corp.	1,405	53,039

Micron Technology, Inc.[1]	2,250	40,005

QUALCOMM, Inc.	1,100	75,350

		193,322

Software—2.5%

Microsoft Corp.	2,500	144,000

Oracle Corp.	1,450	56,956

		200,956

Technology Hardware, Storage & Peripherals—2.8%

Apple, Inc.	1,850	209,142

HP, Inc.	1,200	18,636

		227,778

Materials—1.3%

Chemicals—0.4%

LyondellBasell Industries NV, Cl. A	425	34,281

Containers & Packaging—0.5%

International Paper Co.	800	38,384

Paper & Forest Products—0.4%

Domtar Corp.	865	32,117

Telecommunication Services—2.6%

Diversified Telecommunication Services—2.6%

AT&T, Inc.	3,750	152,287

Frontier Communications Corp.	6,575	27,352

Verizon Communications, Inc.	555	28,849

		208,488

	Shares	Value

Utilities—2.7%

Electric Utilities—2.3%

American Electric Power Co., Inc.	1,400	$89,894

Exelon Corp.	385	12,817

PPL Corp.	2,350	81,239

		183,950

Independent Power and Renewable Electricity Producers—0.4%

NRG Energy, Inc.	2,655	29,763

Total Common Stocks (Cost $6,253,622)		7,067,690

Preferred Stocks—9.2%

Allergan plc, 5.50% Cv., Series A	200	164,326

Dominion Resources, Inc., 6.375% Cv.	495	24,631

Exelon Corp., 6.50% Cv.	1,435	67,072

Frontier Communications Corp., 11.125% Cv., Series A, Non-Vtg.	1,850	155,234

iStar, Inc., 4.50% Cv., Non-Vtg	2,345	115,327

Post Holdings, Inc., 5.25% Cv.	615	83,840

Teva Pharmaceutical Industries Ltd., 7% Cv., Non-Vtg.	160	130,129

Total Preferred Stocks (Cost $800,992)		740,559

	Principal Amount

Convertible Corporate Bonds and Notes—1.7%
MGIC Investment Corp., 9% Cv. Jr. Sub. Nts., 4/1/63[4]	$32,000	39,860

Navistar International Corp., 4.75% Cv. Sr. Sub. Nts., 4/15/19	100,000	93,812

Total Convertible Corporate Bonds and Notes (Cost $127,518)		133,672

	Shares

Structured Security—0.2%

Barclays Bank plc, Alcoa, Inc. Equity Linked Nts., 10/4/17 (Cost $16,983)	450	15,252

Total Investments, at Value (Cost $7,199,115)	99.6%	7,957,173

Net Other Assets (Liabilities)	0.4	28,785

Net Assets	100.0%	$7,985,958

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to outstanding written options. The aggregate market value of such securities is $385,397. See Note 5 of the accompanying Notes.

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $39,860 or 0.50% of the Fund’s net assets at period end.

The following issuer is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the reporting period by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. There were no affiliate securities held by the Fund at period end. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares December 31, 2015	Gross Additions	Gross Reductions	Shares September 30, 2016

Oppenheimer Institutional Government Money Market Fund, Cl. Ea	60,375	1,048,997	1,109,372	—

				Income

Oppenheimer Institutional Government Money Market Fund, Cl. Ea				$152

a. Prior to September 28, 2016, this fund was named Oppenheimer Institutional Money Market Fund.

Exchange-Traded Options Written at September 30, 2016

Description		Exercise Price	Expiration Date	Number of Contracts		Premiums Received	Value

Bank of America Corp. Call	USD	16.000	10/21/16	USD	(5)	$132	$(150)

Chevron Corp. Call	USD	100.000	10/21/16	USD	(5)	2,030	(2,040)

CSX Corp. Call	USD	30.000	10/21/16	USD	(6)	295	(612)

Ford Motor Co. Call	USD	13.000	10/21/16	USD	(15)	247	(45)

General Electric Co. Call	USD	32.000	10/21/16	USD	(1)	27	(2)

General Motors Co. Call	USD	32.000	10/21/16	USD	(15)	1,014	(855)

General Motors Co. Call	USD	33.000	10/21/16	USD	(5)	217	(85)

2        OPPENHEIMER EQUITY INCOME FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

Exchange-Traded Options Written (Continued)

Description		Exercise Price	Expiration Date	Number of Contracts		Premiums Received	Value

HP, Inc. Call	USD	15.500	10/21/16	USD	(1)	$22	$(41)

Kinder Morgan, Inc. Call	USD	21.000	10/21/16	USD	(1)	182	(222)

Kinder Morgan, Inc. Call	USD	22.000	10/21/16	USD	(26)	3,769	(4,004)

Kohl’s Corp. Call	USD	42.500	10/21/16	USD	(1)	173	(195)

Kohl’s Corp. Call	USD	45.000	10/21/16	USD	(1)	65	(65)

Lear Corp. Call	USD	120.000	11/18/16	USD	(1)	387	(525)

Macy’s, Inc. Call	USD	37.000	10/21/16	USD	(2)	178	(220)

Marathon Oil Corp. Call	USD	16.000	10/21/16	USD	(15)	689	(1,020)

MetLife, Inc. Call	USD	46.000	10/21/16	USD	(1)	37	(35)

Micron Technology, Inc. Call	USD	15.000	10/21/16	USD	(5)	1,020	(1,460)

Microsoft Corp. Call	USD	60.000	10/21/16	USD	(2)	96	(92)

Molson Coors Brewing Co. Call	USD	110.000	10/21/16	USD	(4)	829	(900)

Oracle Corp. Call	USD	41.000	10/21/16	USD	(1)	74	(4)

Philip Morris International, Inc. Call	USD	105.000	10/21/16	USD	(1)	49	(8)

Procter & Gamble Co. (The) Call	USD	90.000	10/21/16	USD	(2)	130	(200)

QUALCOMM, Inc. Call	USD	62.500	10/21/16	USD	(5)	835	(3,100)

United Continental Holdings, Inc. Call	USD	55.000	10/21/16	USD	(1)	89	(88)

Williams Cos., Inc. (The) Call	USD	30.000	10/21/16	USD	(6)	690	(930)

Total of Exchange-Traded Options Written						$13,276	$(16,898)

3        OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO STATEMENT OF INVESTMENTS September 30, 2016 Unaudited

1. Organization

Oppenheimer Equity Income Fund/VA (the “Fund”), is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share. Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

4        OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

2. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$647,456	$—	$—	$647,456
Consumer Staples	534,663	—	—	534,663
Energy	824,081	—	—	824,081
Financials	2,487,527	—	—	2,487,527
Health Care	734,175	—	—	734,175
Industrials	447,256	—	—	447,256

5        OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

2. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Common Stocks (Continued)
Information Technology	$865,549	$—	$—	$865,549
Materials	104,782	—	—	104,782
Telecommunication Services	208,488	—	—	208,488
Utilities	213,713	—	—	213,713
Preferred Stocks	625,232	115,327	—	740,559
Convertible Corporate Bonds and Notes	—	133,672	—	133,672
Structured Security	—	15,252	—	15,252

Total Assets	$7,692,922	$264,251	$—	$7,957,173

Liabilities Table
Other Financial Instruments:
Options written, at value	$(16,898)	$—	$—	$(16,898)

Total Liabilities	$(16,898)	$—	$—	$(16,898)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

3. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price

6        OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Investments and Risks (Continued)

of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

4. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

5. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations in the annual and semiannual reports.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

7        OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Use of Derivatives (Continued)

During the reporting period, the Fund had an ending monthly average market value of $157 on purchased put options.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on individual equity securities and/or equity indexes to increase exposure to equity risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $9,685 and $1,210 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums

Options outstanding as of
December 31, 2015	49	$9,487
Options written	737	69,573
Options closed or expired	(338)	(24,785)
Options exercised	(320)	(40,999)

Options outstanding as of September 30, 2016	128	$13,276

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant. Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

8        OPPENHEIMER EQUITY INCOME FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Borrowings and Other Financing

Securities Sold Short. The Fund sells securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. Upon entering into a short position, the Fund is required to segregate cash or securities at its custodian which are pledged for the benefit of the lending broker and/or to deposit and pledge cash directly at the lending broker, with a value equal to a certain percentage, exceeding 100%, of the value of the securities that it sold short. Cash that has been segregated and pledged for this purpose will be disclosed on the Statement of Assets and Liabilities in the annual and semiannual reports; securities that have been segregated and pledged for this purpose are disclosed as such in the Statement of Investments. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out. By entering into short sales, the Fund bears the market risk of increases in value of the security sold short in excess of the proceeds received. Until the security is replaced, the Fund is required to pay the lender any dividend or interest earned. Dividend expense on short sales is treated as an expense in the Statement of Operations in the annual and semiannual reports.

At period end, the Fund had no outstanding securities sold short.

7. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$7,288,191

Gross unrealized appreciation	$1,002,487
Gross unrealized depreciation	(333,505)

Net unrealized appreciation	$668,982

9        OPPENHEIMER EQUITY INCOME FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS September 30, 2016 Unaudited

	Shares	Value
Common Stocks—31.3%
Consumer Discretionary—1.2%
Hotels, Restaurants & Leisure—0.3%
Brinker International, Inc.	17,815	$898,410
Hilton Worldwide Holdings, Inc.	7,670	175,873
		1,074,283
Household Durables—0.2%
Sekisui House SI Residential Investment Corp.	299	341,526
Skullcandy, Inc.[1]	70,884	449,405
		790,931
Media—0.3%
DISH Network Corp., Cl. A1	17,463	956,623
Live Nation Entertainment, Inc.[1]	13,800	379,224
		1,335,847
Multiline Retail—0.3%
Target Corp.[2]	21,095	1,448,805
Specialty Retail—0.1%
CST Brands, Inc.	8,511	409,294
Consumer Staples—1.2%
Beverages—0.3%
Coca-Cola Co. (The)	25,800	1,091,856
Food Products—0.1%
WhiteWave Foods Co. (The), Cl. A1	7,314	398,101
Tobacco—0.8%
Altria Group, Inc.	32,102	2,029,810
Philip Morris International, Inc.	15,420	1,499,132
		3,528,942
Energy—7.0%
Energy Equipment & Services—0.2%
Halliburton Co.	7,601	341,133
Schlumberger Ltd.	4,290	337,366
Vantage Drilling International[1]	447	35,760
		714,259
Oil, Gas & Consumable Fuels—6.8%
Buckeye Partners LP3	13,890	994,524
Canadian Natural Resources Ltd.	14,945	477,757
Chevron Corp.	11,886	1,223,307
ConocoPhillips	26,863	1,167,735
Energy Transfer Equity LP3	84,385	1,416,824
Energy Transfer Partners LP3	42,816	1,584,192
Enterprise Products Partners LP3	63,420	1,752,294
EOG Resources, Inc.	8,076	781,030
EQT Midstream Partners LP3	8,895	677,710
Genesis Energy LP3	22,045	837,049
Halcon Resources Corp.[1]	7,505	70,397
Magellan Midstream Partners LP3	23,715	1,677,599
MPLX LP3	42,287	1,431,838
Newfield Exploration Co.[1]	13,541	588,492
Noble Energy, Inc.[2]	23,368	835,172
NuStar Energy LP3	1,920	95,193
NuStar GP Holdings LLC[3]	15,955	408,129
Occidental Petroleum Corp.	16,887	1,231,400
Plains All American Pipeline LP3	28,130	883,563
Shell Midstream Partners LP3	12,048	386,500
Sunoco Logistics Partners LP3	59,775	1,698,208
Tallgrass Energy GP LP, Cl. A	45,977	1,105,747
Tallgrass Energy Partners LP3	7,700	371,140
Targa Resources Corp.[2]	23,012	1,130,119
TC PipeLines LP3	30,295	1,727,724
Tesoro Logistics LP3	12,545	607,680
TransMontaigne Partners LP3	6,245	257,669
Valero Energy Corp.	6,541	346,673
Western Gas Partners LP3	8,435	464,347
Williams Cos., Inc. (The)	29,070	893,321

	Shares	Value
Oil, Gas & Consumable Fuels (Continued)
Williams Partners LP3	28,617	$1,064,266
		28,187,599
Financials—7.8%
Capital Markets—0.2%
Goldman Sachs Group, Inc. (The)	4,517	728,456
Commercial Banks—0.7%
Atlantic Capital Bancshares, Inc.[1]	361	5,408
Banner Corp.	491	21,476
M&T Bank Corp.[2]	22,955	2,665,076
Wells Fargo & Co.	7,790	344,941
		3,036,901
Insurance—1.1%
Allstate Corp. (The)	27,460	1,899,683
Chubb Ltd.	20,725	2,604,096
Enstar Group Ltd.[1]	248	40,789
		4,544,568
Real Estate Investment Trusts (REITs)—5.0%
Acadia Realty Trust	9,640	349,354
Advance Residence Investment Corp.	38	107,764
American Assets Trust, Inc.	13,015	564,591
American Campus Communities, Inc.	10,030	510,226
Ascendas Real Estate Investment Trust	131,000	243,024
AvalonBay Communities, Inc.	1,360	241,862
Blackstone Mortgage Trust, Inc., Cl. A	41,355	1,217,905
Boston Properties, Inc.	4,120	561,515
Brandywine Realty Trust	9,520	148,702
Brixmor Property Group, Inc.	8,148	226,433
Camden Property Trust	4,570	382,692
Champion REIT	176,000	107,065
Charter Hall Retail REIT	65,200	211,498
CyrusOne, Inc.	13,330	634,108
Derwent London plc	1,770	59,785
Duke Realty Corp.	11,390	311,289
Equinix, Inc.	1,440	518,760
Equity One, Inc.	9,140	279,775
Equity Residential	1,890	121,584
Eurocommercial Properties NV	3,438	155,159
First Industrial Realty Trust, Inc.	11,440	322,837
Fortune Real Estate Investment Trust	216,000	271,701
Frasers Centrepoint Trust	118,000	190,722
GEO Group, Inc. (The)	3,880	92,266
GLP J-Reit	279	370,440
Goodman Group	55,700	311,137
Great Portland Estates plc	11,560	95,024
Hammerson plc	19,450	148,278
Highwoods Properties, Inc.	4,220	219,946
Invincible Investment Corp.	163	91,205
Japan Retail Fund Investment Corp.	150	370,525
Kilroy Realty Corp.	4,700	325,945
Klepierre	6,750	309,371
Land Securities Group plc	30,310	416,549
Macerich Co. (The)	14,685	1,187,576
Mapletree Commercial Trust	87,000	102,115
Mapletree Industrial Trust	107,000	140,064
Mid-America Apartment Communities, Inc.	3,660	344,003
Orix JREIT, Inc.	62	109,350
Paramount Group, Inc.	15,230	249,620
Physicians Realty Trust	12,750	274,635
Post Properties, Inc.	3,200	211,616
Prologis, Inc.	14,500	776,330
QTS Realty Trust, Inc., Cl. A	4,920	260,022
Ramco-Gershenson Properties Trust	6,780	127,057
Regency Centers Corp.	3,700	286,713
Simon Property Group, Inc.	4,910	1,016,419
SL Green Realty Corp.	1,430	154,583

1      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Real Estate Investment Trusts (REITs) (Continued)
Spirit Realty Capital, Inc.	25,310	$337,382
Starwood Property Trust, Inc.	27,830	626,732
Stockland	76,600	279,586
STORE Capital Corp.	5,210	153,539
Tanger Factory Outlet Centers, Inc.	4,010	156,230
Taubman Centers, Inc.	2,470	183,793
Unibail-Rodamco SE	2,571	693,152
Vastned Retail NV	2,323	93,820
Ventas, Inc.	13,600	960,568
Vicinity Centres	178,400	434,011
Welltower, Inc.	5,900	441,143
Wereldhave NV	3,172	160,518
Westfield Corp.	29,807	222,255
		20,471,869
Real Estate Management & Development—0.7%
Cheung Kong Property Holdings Ltd.	34,500	254,442
Frasers Logistics & Industrial Trust[1]	245,000	179,055
Helical plc	11,210	39,237
Henderson Land Development Co. Ltd.	48,100	287,492
Hongkong Land Holdings Ltd.	9,000	64,175
Mitsubishi Estate Co. Ltd.	19,100	358,073
Mitsui Fudosan Co. Ltd.	19,000	404,562
Sun Hung Kai Properties Ltd.	12,000	182,884
Unite Group plc (The)	28,720	236,195
Vonovia SE	16,518	625,469
Wharf Holdings Ltd. (The)	28,000	205,162
		2,836,746
Thrifts & Mortgage Finance—0.1%
Essent Group Ltd.[1]	1,917	51,011
EverBank Financial Corp.	21,078	408,070
		459,081
Health Care—3.3%
Biotechnology—0.5%
Cepheid[1]	7,773	409,559
Chelsea Therapeutics, Inc.[1,5]	10,531	—
Dyax Corp.[1,5]	10,770	108
Raptor Pharmaceutical Corp.[1]	32,356	290,233
Shire plc, ADR	5,840	1,132,142
Vitae Pharmaceuticals, Inc.[1]	19,478	407,480
		2,239,522
Health Care Equipment & Supplies—0.3%
Medtronic plc	12,172	1,051,661
Health Care Providers & Services—1.3%
Cigna Corp.	2,890	376,625
Express Scripts Holding Co.[1,2]	12,820	904,195
HCA Holdings, Inc.[1]	9,315	704,493
UnitedHealth Group, Inc.[2]	16,215	2,270,100
Universal Health Services, Inc., Cl. B	7,155	881,639
		5,137,052
Pharmaceuticals—1.2%
Allergan plc[1,2]	6,680	1,538,471
Ambit Biosciences Corp.[1,5]	10,347	6,208
Durata Therapeutics[1,5]	6,530	—
Merck & Co., Inc.	18,075	1,128,061
Novartis AG, ADR	15,300	1,208,088
Roche Holding AG	4,899	1,213,659
Teva Pharmaceutical Industries Ltd.[1]	10	—
		5,094,487
Industrials—3.7%
Aerospace & Defense—1.3%
L-3 Communications Holdings, Inc.	4,940	744,606
Lockheed Martin Corp.	10,165	2,436,754
Northrop Grumman Corp.	5,320	1,138,214
Raytheon Co.	6,130	834,477
		5,154,051

	Shares	Value
Airlines—0.2%
United Continental Holdings, Inc.[1]	10,260	$538,342
Virgin America, Inc.[1]	6,991	374,088
		912,430
Building Products—0.0%
Griffon Corp.	700	11,907
Commercial Services & Supplies—0.8%
G&K Services, Inc., Cl. A	4,181	399,244
Johnson Controls International plc[2]	21,510	1,000,860
Republic Services, Inc., Cl. A2	41,520	2,094,684
		3,494,788
Industrial Conglomerates—1.1%
General Electric Co.[2]	45,280	1,341,194
Honeywell International, Inc.[2]	28,160	3,283,174
		4,624,368
Machinery—0.1%
Joy Global, Inc.	14,601	405,032
Road & Rail—0.2%
Union Pacific Corp.	7,890	769,512
Information Technology—4.0%
Communications Equipment—0.3%
Juniper Networks, Inc.	42,860	1,031,212
Electronic Equipment, Instruments, & Components—0.1%
DTS, Inc.	9,432	401,237
Internet Software & Services—1.2%
Alphabet, Inc., Cl. A1,2	4,246	3,414,039
Benefitfocus, Inc.[1]	478	19,082
Cvent, Inc.[1]	11,054	350,522
Endurance International Group
Holdings, Inc.[1]	2,286	20,002
inContact, Inc.[1]	28,916	404,246
Limelight Networks, Inc.[1]	2,270	4,245
LinkedIn Corp., Cl. A1	2,081	397,721
Rackspace Hosting, Inc.[1]	12,879	408,135
		5,017,992
IT Services—0.0%
MoneyGram International, Inc.[1]	1,168	8,293
Semiconductors & Semiconductor Equipment—1.1%
Hanergy Thin Film Power Group Ltd.[1]	161,121	20,305
Intersil Corp., Cl. A	18,072	396,319
QUALCOMM, Inc.[2]	22,810	1,562,485
SunEdison Semiconductor Ltd.[1]	34,501	392,966
Xilinx, Inc.[2]	37,385	2,031,501
		4,403,576
Software—0.6%
AVG Technologies NV1	16,460	411,665
Epiq Systems, Inc.	25,004	412,316
FleetMatics Group plc[1]	6,874	412,302
Infoblox, Inc.[1]	15,107	398,372
Interactive Intelligence Group, Inc.[1]	6,802	409,072
NetSuite, Inc.[1]	3,782	418,630
		2,462,357
Technology Hardware, Storage & Peripherals—0.7%
Apple, Inc.	20,000	2,261,000
Lexmark International, Inc., Cl. A	9,811	392,048
Silicon Graphics International Corp.[1]	53,056	408,531
		3,061,579
Materials—1.4%
Chemicals—0.7%
Celanese Corp., Cl. A2	17,230	1,146,829
Chemtura Corp.[1]	12,027	394,606
Methanex Corp.	25,342	904,202

2      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

	Shares	Value
Chemicals (Continued)
Westlake Chemical Partners LP3	18,012	$411,394
		2,857,031
Containers & Packaging—0.7%
Packaging Corp. of America	13,320	1,082,383
Sonoco Products Co.[2]	31,420	1,659,919
		2,742,302
Telecommunication Services—0.9%
Diversified Telecommunication Services—0.9%
AT&T, Inc.[2]	28,570	1,160,227
BCE, Inc.	27,865	1,286,806
Verizon Communications, Inc.	21,950	1,140,961
		3,587,994
Wireless Telecommunication Services—0.0%
NII Holdings, Inc.[1]	605	2,015
Utilities—0.8%
Electric Utilities—0.7%
Edison International	25,985	1,877,416
PPL Corp.	30,785	1,064,238
		2,941,654
Independent Power and Renewable Electricity Producers—0.0%
EME Reorganization Trust[1]	52,072	240
NRG Energy, Inc.	171	1,919
		2,159
Multi-Utilities—0.1%
CMS Energy Corp.	12,300	516,723
Total Common Stocks (Cost $122,683,806)		128,988,472
Preferred Stocks—0.2%
M&T Bank Corp., 6.375% Cum., Series A, Non-Vtg.	340	350,200
M&T Bank Corp., 6.375% Cum., Series C, Non-Vtg.	475	489,250
Total Preferred Stocks (Cost $845,454)		839,450

	Units
Rights, Warrants and Certificates—0.0%
Halcon Resources Corp. Wts., Strike Price $14.04, Exp. 9/9/20[1]	2,038	4,667
Kaisa Group Holdings Ltd. Rts., Strike Price 1SGD, Exp. 12/31/49[1]	231	2
Total Rights, Warrants and Certificates (Cost $1,360)		4,669

	Principal Amount
Asset-Backed Securities—4.1%
Aircraft Lease Securitisation Ltd., Series 2007-1A, 0.757%, 5/10/32[6,7]	$118,694	118,395
Airspeed Ltd., Series 2007-1A, 0.794%, 6/15/32[6,7]	4,167,500	3,317,017
Bear Stearns Structured Products Trust, Series 2007-EMX1, 1.825%, 3/25/37[6,7]	1,600,000	1,536,081
Blade Engine Securitization Ltd., Series 2006-1AW, 0.824%, 9/15/41[7,8]	1,858,668	1,029,935
GSAMP Trust, Series 2005-HE4, 1.045%, 7/25/45[7]	1,400,000	1,195,936
JP Morgan Mortgage Acquisition Corp., Series 2005-OPT2, 0.975%, 12/25/35[7]	1,836,000	1,762,115
Morgan Stanley ABS Capital I, Inc. Trust, Series 2006-NC1, 0.905%, 12/25/35[7]	1,780,000	1,609,082
New Century Home Equity Loan Trust, Series 2005-1, 1.245%, 3/25/35[7]	696,874	600,187
Raspro Trust, Series 2005-1A, 1.257%, 3/23/24[6,7]	2,156,544	2,073,896

	Principal Amount		Value
Asset-Backed Securities (Continued)
SG Mortgage Securities Trust, Series 2005-OPT1, 0.975%, 10/25/35[7]		$4,250,000	$3,648,573
Total Asset-Backed Securities (Cost $17,386,079)			16,891,217
Mortgage-Backed Obligation—0.5%
RAMP Trust, Series 2005-RS6, 1.50%, 6/25/35[7] (Cost $2,055,362)		2,300,000	2,060,731

Foreign Government Obligations—1.5%
Federative Republic of Brazil Unsec. Nts., 12.822%, 1/1/17	BRL	10,400,000	3,097,449

Kingdom of Spain Sr. Unsec. Nts.,
4.25%, 10/31/16	EUR	2,900,000	3,269,156
Total Foreign Government Obligations (Cost $6,341,948)			6,366,605

Non-Convertible Corporate Bonds and Notes—10.6%
Consumer Discretionary—1.6%
Automobiles—0.1%
ZF North America Capital, Inc., 4.75% Sr. Unsec. Nts., 4/29/25[6]		300,000	316,125
Diversified Consumer Services—0.1%
Laureate Education, Inc., 9.25% Sr.
Unsec. Nts., 9/1/19[6]		400,000	385,600
Hotels, Restaurants & Leisure—0.3%
1011778 B.C. ULC/New Red Finance, Inc., 6% Sec. Nts., 4/1/22[6]		350,000	367,500
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625% Sr. Unsec. Nts., 10/15/21		250,000	257,518
MGM Resorts International, 7.75% Sr. Unsec. Nts., 3/15/22		250,000	290,625
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50% Sr. Unsec. Nts., 3/1/25[6]		250,000	252,813
Wynn Macau Ltd., 5.25% Sr. Unsec. Nts., 10/15/21[6]		200,000	203,000
			1,371,456
Household Durables—0.1%
Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc., 7.25% Sr. Unsec. Nts., 5/15/24[6]		350,000	375,375
Media—0.9%
Altice Luxembourg SA, 7.75% Sr. Unsec. Nts., 5/15/22[6]		250,000	267,812
CCO Holdings LLC/CCO Holdings Capital Corp., 5.125% Sr. Unsec. Nts., 5/1/23[6]		200,000	209,250
Cequel Communications Holdings I LLC/Cequel Capital Corp., 6.375% Sr. Unsec. Nts., 9/15/20[6]		250,000	258,438
Charter Communications Operating LLC/Charter Communications Operating Capital, 4.908% Sr. Sec. Nts., 7/23/25[6]		300,000	331,778
Columbus Cable Barbados Ltd., 7.375% Sr. Unsec. Nts., 3/30/21[6]		400,000	425,900
DISH DBS Corp., 5.875% Sr. Unsec. Nts., 7/15/22		350,000	361,375
Neptune Finco Corp., 10.875% Sr. Unsec. Nts., 10/15/25[6]		350,000	410,375
SFR Group SA, 7.375% Sr. Sec. Nts., 5/1/26[6]		350,000	358,204
Sirius XM Radio, Inc., 6% Sr. Unsec. Nts., 7/15/24[6]		350,000	374,063

3      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Media (Continued)
Univision Communications, Inc., 5.125% Sr. Sec. Nts., 2/15/25[6]	$300,000	$303,000
VTR Finance BV, 6.875% Sr. Sec. Nts., 1/15/24[6]	400,000	415,000
		3,715,195
Multiline Retail—0.1%
Dollar Tree, Inc., 5.75% Sr. Sec. Nts., 3/1/23	250,000	270,312
Consumer Staples—0.2%
Food & Staples Retailing—0.1%
Rite Aid Corp., 6.125% Sr. Unsec. Nts., 4/1/23[6]	250,000	270,313
Food Products—0.1%
MHP SA, 8.25% Sr. Unsec. Nts., 4/2/20[6]	200,000	192,500
Post Holdings, Inc., 5% Sr. Unsec. Nts., 8/15/26[6]	350,000	349,125
		541,625
Energy—1.7%
Energy Equipment & Services—0.0%
CHC Helicopter SA, 9.25% Sr. Sec. Nts., 10/15/20[4]	90,000	44,100
Offshore Group Investment Ltd., 7.50% 1st Lien Nts., 11/1/19[4]	250,000	—
Vantage Drilling International, 10% Sec. Nts., 12/31/20	7,000	6,510
		50,610
Oil, Gas & Consumable Fuels—1.7%
Arch Coal, Inc., 7.25% Sr. Unsec. Nts., 6/15/21[4]	300,000	14,812
Cenovus Energy, Inc., 6.75% Sr. Unsec. Nts., 11/15/39	300,000	325,810
Concho Resources, Inc., 5.50% Sr. Unsec. Unsub. Nts., 4/1/23	300,000	310,875
Continental Resources, Inc., 5% Sr. Unsec. Nts., 9/15/22	350,000	350,000
Gazprom OAO Via Gaz Capital SA: 7.288% Sr. Unsec. Nts., 8/16/37[6]	250,000	295,439
9.25% Sr. Unsec. Nts., 4/23/19[6]	300,000	345,874
Linn Energy LLC/Linn Energy Finance Corp., 8.625% Sr. Unsec. Nts., 4/15/20[4]	250,000	65,625
Lukoil International Finance BV: 4.563% Sr. Unsec. Unsub. Nts., 4/24/23[6]	250,000	259,533
6.125% Sr. Unsec. Nts., 11/9/20[6]	2,729,000	3,020,042
NGPL PipeCo LLC, 7.119% Sr. Sec. Nts., 12/15/17[6]	350,000	367,500
Pacific Exploration & Production Corp., 5.375% Sr. Unsec. Nts., 1/26/19[4,6]	400,000	76,000
Petrobras Global Finance BV, 5.375% Sr. Unsec. Nts., 1/27/21	100,000	99,250
Petroleos de Venezuela SA, 12.75% Sr. Unsec. Nts., 2/17/22[6]	200,000	131,520
Rio Oil Finance Trust, 9.25% Sr. Sec. Nts., 7/6/24[6]	324,836	299,661
Sabine Pass Liquefaction LLC, 5.625% Sr. Sec. Nts., 2/1/21	300,000	320,625
SandRidge Energy, Inc., 7.51% Sr. Unsec. Nts., 3/15/21	500,000	30,000
Williams Partners LP/ACMP Finance Corp., 4.875% Sr. Unsec. Nts., 5/15/23	350,000	354,516
YPF SA, 8.50% Sr. Unsec. Nts., 7/28/25[6]	250,000	274,925
		6,942,007

	Principal Amount	Value
Financials—3.5%
Capital Markets—0.1%
Goldman Sachs Capital II, 4% Jr. Sub. Perpetual Bonds[7,9]	$8,000	$6,540
Springleaf Finance Corp., 6.90% Sr. Unsec. Nts., 12/15/17	400,000	421,500
		428,040
Commercial Banks—2.9%
Banco ABC Brasil SA, 7.875% Sub. Nts., 4/8/20[6]	200,000	211,250
Banco BMG SA, 8.875% Sub. Nts., 8/5/20[6]	200,000	202,250
Banco Hipotecario SA, 9.75% Sr. Unsec. Nts., 11/30/20[6]	250,000	286,250
Bancolombia SA, 5.125% Unsec. Sub. Nts., 9/11/22	600,000	627,234
Bank of America Corp., 8% Jr. Sub. Perpetual Bonds, Series K7,9	1,666,000	1,701,402
Citigroup, Inc., 5.875% Jr. Sub. Perpetual Bonds[7,9]	1,783,000	1,803,059
CorpGroup Banking SA, 6.75% Sr. Unsec. Nts., 3/15/23[6]	250,000	242,187
ICICI Bank Ltd., 6.375% Jr. Sub. Nts., 4/30/22[6,7]	200,000	204,235
Intercorp Peru Ltd., 5.875% Sr. Unsec. Nts., 2/12/25[6]	250,000	260,938
Itau Unibanco Holding SA (Cayman Islands), 5.125% Sub. Nts., 5/13/23[6]	300,000	302,250
JPMorgan Chase & Co., 7.90% Jr. Sub. Perpetual Bonds, Series 1[7,9]	1,653,000	1,700,524
Moon Wise Global Ltd., 9% Sub. Perpetual Bonds[7,9]	250,000	275,946
Turkiye Sise ve Cam Fabrikalari AS, 4.25% Sr. Unsec. Nts., 5/9/20[6]	200,000	199,509
Wachovia Capital Trust III, 5.57% Jr. Sub. Perpetual Bonds[7,9]	2,117,000	2,114,142
Wells Fargo & Co., 7.98% Jr. Sub. Perpetual Bonds, Series K7,9	1,597,000	1,671,021
Yapi ve Kredi Bankasi AS, 6.75% Sr. Unsec. Nts., 2/8/17[6]	200,000	202,863
		12,005,060
Diversified Financial Services—0.0%
Samson Investment Co., 9.75% Sr. Unsec. Nts., 2/15/20[4]	300,000	12,375
Equity Real Estate Investment Trusts (REITs)—0.1%
Crown Castle International Corp., 5.25% Sr. Unsec. Nts., 1/15/23	350,000	397,632
Insurance—0.1%
HUB International Ltd., 7.875% Sr. Unsec. Nts., 10/1/21[6]	250,000	255,625
Real Estate Management & Development—0.3%
China Evergrande Group, 8.75% Sr. Unsec. Nts., 10/30/18[6]	200,000	207,760
Country Garden Holdings Co. Ltd., 7.875% Sr. Unsec. Nts., 5/27/19[6]	200,000	213,308
Kaisa Group Holdings Ltd.: 6.56% Sr. Unsec. Nts., 12/31/19-12/31/21[10]	231,804	221,513
Solera LLC/Solera Finance, Inc., 10.50% Sr. Unsec. Nts., 3/1/24[6]	350,000	392,000
		1,034,581
Health Care—0.5%
Health Care Equipment & Supplies—0.2%
Crimson Merger Sub, Inc., 6.625% Sr. Unsec. Nts., 5/15/22[6]	400,000	354,000

4      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

	Principal Amount	Value
Health Care Equipment & Supplies (Continued)
Kinetic Concepts, Inc./KCI USA, Inc., 10.50% Sec. Nts., 11/1/18	$400,000	$420,600
		774,600
Health Care Providers & Services—0.3%
Centene Corp., 5.625% Sr. Unsec. Nts., 2/15/21	300,000	319,500
DaVita, Inc.:
5.125% Sr. Unsec. Nts., 7/15/24	550,000	562,031
5.75% Sr. Unsec. Nts., 8/15/22	200,000	210,250
HCA, Inc., 6.50% Sr. Sec. Nts., 2/15/20	250,000	277,500
		1,369,281
Industrials—0.7%
Aerospace & Defense—0.1%
TransDigm, Inc., 6.50% Sr. Sub. Nts., 7/15/24	350,000	370,125
Building Products—0.0%
Elementia SAB de CV, 5.50% Sr. Unsec. Nts., 1/15/25[6]	250,000	256,250
Construction & Engineering—0.0%
OAS Financial Ltd., 8% Sr. Unsec. Nts., 7/2/21[4,8]	200,000	10,000
Machinery—0.1%
Case New Holland Industrial, Inc., 7.875% Sr. Unsec. Nts., 12/1/17	350,000	373,625
Professional Services—0.1%
Nielsen Finance LLC/Nielsen Finance Co., 5% Sr. Unsec. Nts., 4/15/22[6]	350,000	362,687
Trading Companies & Distributors—0.3%
Eldorado International Finance GmbH, 8.625% Sr. Unsec. Nts., 6/16/21[6]	200,000	165,000
HD Supply, Inc., 7.50% Sr. Unsec. Nts., 7/15/20	200,000	207,750
International Lease Finance Corp., 8.75% Sr. Unsec. Nts., 3/15/17	300,000	308,967
United Rentals North America, Inc., 7.625% Sr. Unsec. Nts., 4/15/22	400,000	428,000
		1,109,717
Transportation Infrastructure—0.1%
Aeropuertos Argentina 2000 SA, 10.75% Sr. Sec. Nts., 12/1/20[6]	119,000	130,156
Global Ports Finance plc, 6.872% Unsec. Nts., 1/25/22[6]	200,000	209,000
		339,156
Information Technology—0.4%
Communications Equipment—0.2%
Alcatel-Lucent USA, Inc., 6.45% Sr. Unsec. Nts., 3/15/29	350,000	388,937
CommScope Technologies Finance LLC, 6% Sr. Unsec. Nts., 6/15/25[6]	300,000	321,375
		710,312
Software—0.1%
Activision Blizzard, Inc., 5.625% Sr. Unsec. Nts., 9/15/21[6]	350,000	365,194
BMC Software Finance, Inc., 8.125%
Sr. Unsec. Nts., 7/15/21[6]	350,000	319,375
		684,569
Technology Hardware, Storage & Peripherals—0.1%
Western Digital Corp., 10.50% Sr. Unsec. Nts., 4/1/24[6]	300,000	349,125
Materials—0.7%
Chemicals—0.1%
Hexion, Inc., 8.875% Sr. Sec. Nts., 2/1/18	300,000	288,000

	Principal Amount	Value
Chemicals (Continued)
Momentive Performance Materials, Inc.,
3.88% Sr. Sec. Nts., 10/24/21	$200,000	$167,750
		455,750
Construction Materials—0.1%
Cemex Finance LLC, 6% Sr. Sec. Nts., 4/1/24[6]	550,000	565,125
Containers & Packaging—0.1%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, 5.75% Sr. Sec. Nts., 10/15/20	350,000	361,375
Metals & Mining—0.3%
Alcoa, Inc., 5.40% Sr. Unsec. Nts., 4/15/21	300,000	322,125
ALROSA Finance SA, 7.75% Sr. Unsec. Nts., 11/3/20[6]	200,000	228,888
AngloGold Ashanti Holdings plc, 5.125% Sr. Unsec. Nts., 8/1/22	250,000	260,243
Evraz Group SA, 6.50% Sr. Unsec. Nts., 4/22/20[6]	250,000	259,375
Nord Gold SE, 6.375% Sr. Unsec. Nts., 5/7/18[6]	250,000	262,825
		1,333,456
Paper & Forest Products—0.1%
Suzano Trading Ltd., 5.875% Sr. Unsec. Nts., 1/23/21[6]	250,000	262,500
Telecommunication Services—0.9%
Diversified Telecommunication Services—0.6%
CenturyLink, Inc., 5.80% Sr. Unsec. Nts., 3/15/22	350,000	360,063
Colombia Telecomunicaciones SA ESP:
5.375% Sr. Unsec. Nts., 9/27/22[6]	250,000	245,075
8.50% Sub. Perpetual Bonds[6,7,9]	500,000	437,500
Embarq Corp., 7.995% Sr. Unsec. Nts., 6/1/36	300,000	304,344
Intelsat Jackson Holdings SA, 7.25% Sr. Unsec. Nts., 10/15/20	300,000	234,000
T-Mobile USA, Inc., 6.625% Sr. Unsec. Nts., 4/1/23	350,000	377,125
Turk Telekomunikasyon AS, 4.875% Sr. Unsec. Nts., 6/19/24[6]	200,000	199,149
Zayo Group LLC/Zayo Capital, Inc., 6% Sr. Unsec. Nts., 4/1/23	300,000	315,750
		2,473,006
Wireless Telecommunication Services—0.3%
Digicel Group Ltd., 8.25% Sr. Unsec. Nts., 9/30/20[6]	200,000	174,750
Millicom International Cellular SA, 6% Sr. Unsec. Nts., 3/15/25[6]	250,000	254,087
Sistema JSFC via Sistema International Funding SA, 6.95% Sr. Unsec. Nts., 5/17/19[6]	200,000	215,503
SoftBank Group Corp., 4.50% Sr. Unsec. Nts., 4/15/20[6]	200,000	207,500
Wind Acquisition Finance SA, 7.375% Sec. Nts., 4/23/21[6]	400,000	419,500
		1,271,340
Utilities—0.4%
Electric Utilities—0.1%
Centrais Eletricas Brasileiras SA, 5.75% Sr. Unsec. Nts., 10/27/21[6]	350,000	344,925
MMC Energy, Inc., 8.875% Sr. Unsec. Nts., 10/15/20[4]	100,000	—
		344,925

5      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount		Value
Independent Power and Renewable Electricity Producers—0.3%
AES Andres BV/Dominican Power Partners/Empresa Generadora de Electricidad It, 7.95% Sr. Unsec. Nts., 5/11/26[6]		$200,000	$213,750
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc., 12.25% Sec. Nts., 3/1/22[4,6]		789,459	972,022
Talen Energy Supply LLC, 5.125% Sr. Unsec. Nts., 7/15/19[6]		250,000	236,250
			1,422,022
Total Non-Convertible Corporate Bonds and
Notes (Cost $43,695,047)			43,570,877

Convertible Corporate Bond and Note—0.4%
Clearwire Communications LLC/Clearwire Finance, Inc., 8.25% Cv. Sr. Unsec. Nts., 12/1/40[6] (Cost $1,819,805)		1,750,000	1,826,563

Corporate Loans—3.0%
Ardagh Holdings USA, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.00%, 12/17/21[7,11]		185,000	186,605
Delos Finance Sarl, Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.588%, 2/26/21[7]		5,330,000	5,371,974
Dynegy, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.00%, 4/23/20[7]		1,633,213	1,640,018
Energy Future Intermediate Holding Co. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Debtor in Possession, 4.25%, 12/19/16[7]		400,000	401,667
Neiman Marcus Group Ltd. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 4.25%, 10/25/20[7]		773,018	716,560
TransDigm, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 3.75%, 5/14/22[7]		3,980,779	3,988,656
Total Corporate Loans (Cost $12,191,691)			12,305,480

Event-Linked Bonds—13.1%
Earthquake—2.8%
Acorn Re Ltd. Catastrophe Linked Nts., 4.183%, 7/17/18[6,7]		750,000	774,637
Azzurro Re I Ltd. Catastrophe Linked Nts., 2.15%, 1/16/19[6,7]	EUR	800,000	901,466
Bosphorus Ltd. Catastrophe Linked Nts., 4.036%, 8/17/18[7,8]		500,000	508,375
Golden State Re II Ltd. Catastrophe Linked Nts., 2.469%, 1/8/19[6,7]		1,000,000	992,450
Kilimanjaro Re Ltd. Catastrophe Linked Nts., 4.019%, 11/25/19[6,7]		250,000	254,312
Kizuna Re II Ltd. Catastrophe Linked Nts.:
2.519%, 4/6/18[6,7]		950,000	954,322
2.769%, 4/6/18[7,8]		750,000	751,762
Merna Re Ltd. Catastrophe Linked Nts., 2.264%, 4/9/18[7,8]		500,000	500,425
Merna Re V Ltd. Catastrophe Linked Nts., 2.264%, 4/7/17[6,7]		750,000	752,062
Nakama Re Ltd. Catastrophe Linked Nts.:
2.389%, 1/16/19[6,7]		750,000	751,088
2.514%, 4/13/18[6,7]		250,000	250,787
2.764%, 4/13/18[6,7]		500,000	502,775
3.08%, 10/13/21[6,7]		650,000	649,545
3.139%, 1/16/20-1/14/21[6,7]		750,000	761,138
3.514%, 1/14/21[7,8]		250,000	257,163
4.13%, 10/13/21[6,7]		250,000	249,831

	Principal Amount	Value
Earthquake (Continued)
Tramline Re II Ltd. Catastrophe Linked Nts., 3.519%, 7/7/17[6,7]	$250,000	$250,863
Ursa Re Ltd. Catastrophe Linked Nts.:
3.50%, 12/7/17[6,7]	750,000	756,713
5.00%, 12/7/17[6,7]	250,000	255,113
5.00%, 9/21/18[7,8]	500,000	507,425
		11,582,252
Longevity—0.1%
Vita Capital VI Ltd. Catastrophe Linked Nts., 2.90%, 1/8/21[6,7]	250,000	253,262
Multiple Event—5.6%
Atlas IX Capital DAC Catastrophe Linked Nts.:
4.036%, 1/17/19[6,7]	750,000	764,362
8.206%, 1/8/20[6,7]	250,000	262,387
8.291%, 1/7/19[6,7]	250,000	256,387
Blue Halo Re Ltd. Catastrophe Linked Nts.:
8.514%, 7/26/19[6,7]	250,000	259,237
14.264%, 6/21/19[6,7]	500,000	522,525
Caelus Re IV Ltd. Catastrophe Linked Nts., 5.764%, 3/6/20[6,7]	750,000	787,312
Citrus Re Ltd. Catastrophe Linked Nts.:
4.564%, 4/24/17[6,7]	750,000	756,862
5.274%, 4/18/17[6,7]	500,000	505,075
Cranberry Re Ltd. Catastrophe Linked Nts., 4.124%, 7/6/18[6,7]	500,000	515,675
East Lane Re VI Ltd. Catastrophe Linked Nts.:
2.914%, 3/14/18[6,7]	750,000	760,612
3.654%, 3/13/20[6,7]	500,000	514,325
Espada Re Ltd. Catastrophe Linked Nts., 1.50%, 6/6/20	250,000	253,550
Galileo Re Ltd. Catastrophe Linked Nts.: 13.769%, 1/8/18-1/8/19[6,7]	1,000,000	1,042,300
Kilimanjaro Re Ltd. Catastrophe Linked Nts.:
4.769%, 4/30/18[6,7]	500,000	511,675
5.019%, 4/30/18[6,7]	500,000	513,775
7.019%, 12/6/19[6,7]	250,000	259,112
9.519%, 12/6/19[6,7]	500,000	524,125
Laetere Re Ltd. Catastrophe Linked Nts., 9.952%, 6/6/17[6,12]	250,000	246,987
Loma Reinsurance Ltd. Catastrophe Linked Nts.:
12.009%, 1/8/18[6,7]	200,000	207,630
18.009%, 1/8/18[6,7]	500,000	531,725
Long Point Re III Ltd. Catastrophe Linked Nts., 3.75%, 5/23/18[6,7]	250,000	256,937
PennUnion Re Ltd. Catastrophe Linked Nts., 4.764%, 12/7/18[6,7]	500,000	513,425
Residential Reinsurance 2012 Ltd. Catastrophe Linked Nts.:
4.764%, 12/6/16[6,7]	1,499,000	1,509,118
6.014%, 12/6/16[6,7]	250,000	251,962
13.014%, 12/6/16[6,7]	250,000	254,337
19.264%, 12/6/16[6,7]	250,000	255,888
Residential Reinsurance 2013 Ltd. Catastrophe Linked Nts.:
5.514%, 12/6/17[6,7]	500,000	507,325
8.264%, 6/6/17[6,7]	250,000	260,013
20.264%, 12/6/17[6,7]	500,000	527,625
Residential Reinsurance 2014 Ltd. Catastrophe Linked Nts.:
3.874%, 6/6/18[6,7]	750,000	764,363
15.344%, 6/6/18[6,7]	500,000	521,675
Residential Reinsurance 2015 Ltd. Catastrophe Linked Nts.:
7.514%, 12/6/19[6,7]	250,000	258,713
11.234%, 6/6/19[6,7]	250,000	258,263
Residential Reinsurance 2016 Ltd. Catastrophe Linked Nts.:
3.514%, 6/6/20[6,7]	750,000	759,188
11.764%, 6/6/20[6,7]	250,000	258,163
Riverfront Re Ltd. Catastrophe Linked Nts., 4.264%, 1/6/17[6,7]	500,000	502,075

6      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

	Principal Amount		Value
Multiple Event (Continued)
Sanders Re Ltd. Catastrophe Linked Nts.:
3.344%, 5/25/18[6,7]		$500,000	$507,675
3.564%, 5/25/18[6,7]		750,000	760,988
4.034%, 6/7/17[6,7]		500,000	505,675
4.134%, 5/28/19[6,7]		250,000	254,988
Tradewynd Re Ltd. Catastrophe Linked Nts.:
5.31%, 1/8/21[6,7]		500,000	509,375
6.479%, 1/9/17[6,7]		500,000	505,975
7.159%, 1/9/17[6,7]		250,000	253,313
7.45%, 1/8/18[6,7]		500,000	516,325
9.919%, 7/9/18[6,7]		250,000	273,738
Tramline Re II Ltd. Catastrophe Linked Nts., 10.019%, 1/4/19[6,7]		400,000	416,820
VenTerra Re Ltd. Catastrophe Linked Nts., 4.019%, 1/9/17[6,7]		750,000	754,163
			22,913,743
Other—0.4%
Benu Capital Ltd. Catastrophe Linked Nts.:
2.55%, 1/8/20[6,7]	EUR	250,000	281,989
3.35%, 1/8/20[6,7]	EUR	500,000	566,000
Vitality Re IV Ltd. Catastrophe Linked Nts., 4.019%, 1/9/17[6,7]		250,000	251,662
Vitality Re V Ltd. Catastrophe Linked Nts., 2.769%, 1/7/19[7,8]		250,000	252,612
Vitality Re VI Ltd. Catastrophe Linked Nts., 2.369%, 1/8/18[6,7]		250,000	250,463
Vitality Re VII Ltd. Catastrophe Linked Nts., 2.919%, 1/7/20[7,8]		250,000	254,538
			1,857,264
Windstorm—4.2%
Akibare Re Ltd. Catastrophe Linked Nts., 3.578%, 4/7/20[6,7]		750,000	766,687
Alamo Re Ltd. Catastrophe Linked Nts.:
4.889%, 6/7/19[6,7]		750,000	791,512
5.469%, 6/7/17[6,7]		250,000	255,437
6.049%, 6/7/18[6,7]		500,000	520,125
Aozora Re Ltd. Catastrophe Linked Nts.:
2.264%, 4/7/17[6,7]	JPY	91,000,000	899,186
3.438%, 4/7/20[6,7]		250,000	253,287
Armor Re Ltd. Catastrophe Linked Nts., 4.719%, 12/15/16[6,7]		1,000,000	1,005,825
Calypso Capital II Ltd. Catastrophe Linked Nts.:
2.88%, 1/9/17[6,7]	EUR	500,000	558,979
4.10%, 1/8/18[6,7]	EUR	500,000	570,297
Citrus Re Ltd. Catastrophe Linked Nts.:
5.404%, 4/9/18[6,7]		250,000	257,112
7.224%, 4/9/18[6,7]		250,000	258,462
7.50%, 2/25/19[6,7]		500,000	520,775
9.294%, 4/9/18[6,7]		250,000	258,887
10.764%, 2/25/19[6,7]		500,000	526,375
Everglades Re II Ltd. Catastrophe Linked Nts., 5.494%, 5/3/18[6,7]		750,000	770,063
Everglades Re Ltd. Catastrophe Linked Nts., 7.374%, 4/28/17[6,7]		750,000	764,963
First Coast Re 2016 Ltd. Catastrophe Linked Nts., 4%, 6/7/19[6,7]		250,000	255,438
Gator Re Ltd. Catastrophe Linked Nts., 6.539%, 1/9/17[6,7]		1,000,000	977,250
Green Fields II Capital Ltd. Catastrophe Linked Nts., 2.75%, 1/9/17[6,7]	EUR	750,000	839,395

	Principal Amount		Value
Windstorm (Continued)
Lion I Re Ltd. Catastrophe Linked Nts., 2.31%, 4/28/17[6,7]	EUR	750,000	$836,783
Manatee Re Ltd. Catastrophe Linked Nts.:
5.269%, 12/22/17[6,7]		750,000	764,138
16.25%, 3/10/19[6]		500,000	528,975
Mythen Re Ltd. Catastrophe Linked Nts., 12.328%, 11/10/16[6,7]		500,000	504,063
Pelican III Re Ltd. Catastrophe Linked Nts., 6.444%, 4/16/18[6,7]		750,000	775,088
Pelican Re Ltd. Catastrophe Linked Nts., 6.264%, 5/15/17[6,7]		500,000	514,225
Queen City Re Ltd. Catastrophe Linked Nts., 3.764%, 1/6/17[6,7]		1,000,000	1,006,150
Queen Street IX Re Ltd. Catastrophe Linked Nts., 5.764%, 6/8/17[6,7]		250,000	252,088
Queen Street X Re Ltd. Catastrophe Linked Nts., 6.014%, 6/8/18[6,7]		250,000	253,488
Queen Street XI Re DAC Catastrophe Linked Nts., 6.414%, 6/7/19[6,7]		250,000	257,638
Queen Street XII Re Designated Activity Co. Catastrophe Linked Nts., 6.337%, 4/8/20[6,7]		500,000	508,725
			17,251,416
Total Event-Linked Bonds (Cost $53,175,877)			53,857,937
Short-Term Notes—29.6%
France—2.3%
French Republic Treasury Bills:
0.00%, 10/26/16[12]	EUR	2,900,000	3,259,041
0.00%, 11/16/16[12]	EUR	5,600,000	6,296,273
			9,555,314
Italy—2.0%
Republic of Italy Treasury Bills:
0.00%, 10/14/16[12]	EUR	5,500,000	6,178,510
0.00%, 12/14/16[12]	EUR	1,680,000	1,888,928
			8,067,438
Japan—4.8%
Japan Treasury Bills, 0%, 11/10/16[12]	JPY	2,000,000,000	19,731,988
Mexico—0.5%
United Mexican States Treasury Bills, 4.427%, 12/15/16[12]	MXN	37,400,000	1,909,566
Portugal—0.6%
Portuguese Republic Treasury Bills, 0%, 1/20/17[12]	EUR	2,245,000	2,522,092
Sweden—3.5%
Kingdom of Sweden Treasury Bills, 0%, 10/19/16[12]	SEK	123,800,000	14,436,562
United States—15.9%
United States Treasury Bills, 0.481%, 3/9/17[12,13,14]	USD	65,620,000	65,507,658
Total Short-Term Notes (Cost $119,958,890)			121,730,618

	Shares
Investment Companies—3.7%
Highland/iBoxx Senior Loan Exchange Traded Fund		175,000	3,262,000
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.28%[15,16,17]		7,724,543	7,724,543
SPDR Gold Trust Exchange Traded Fund[1,17]		34,231	4,300,782
Total Investment Companies (Cost $14,979,854)			15,287,325

	Exercise Price	Expiration Date		Contracts
Exchange-Traded Option Purchased—0.0%
S&P 500 Index Put[1] (Cost $131,923)	USD 2,110.000	11/18/16	USD	54	126,360

7      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Counterparty		Exercise Price		Expiration Date		Contracts	Value
Over-the-Counter Options Purchased—0.4%
CNH Currency Put[1]	GSG	CNH	6.800		4/5/17	CNH	47,600,000	$96,866
EUR Currency Put[1]	NOM	BRL	3.930		3/16/17	EUR	18,500,000	1,201,657
MXN Currency Call[1,18]	CITNA-B	MXN	19.000		11/18/16	MXN	17,542,700	136,851
NZD Currency Put[1]	BOA	CAD	0.900		1/17/17	NZD	23,050,000	76,050
Total Over-the-Counter Options Purchased (Cost $1,774,022)								1,511,424

		Pay / Receive			Expiration
	Counterparty	Floating Rate	Floating Rate	Fixed Rate	Date	Notional Amount (000’s)
Over-the-Counter Interest Rate Swaptions Purchased—0.1%
Interest Rate Swap maturing 9/6/28 Call[1]	GOL	Receive	Three-Month USD BBA LIBOR	1.610%	9/4/18	USD	5,400	216,526
Interest Rate Swap maturing 11/2/27 Call[1]	GSG	Pay	Six-Month JPY BBA LIBOR	1.070	11/20/17	JPY	560,000	26,160
Interest Rate Swap maturing 11/22/27 Call[1]	GSG	Pay	Six-Month JPY BBA LIBOR	1.070	11/20/17	JPY	424,000	19,807
Interest Rate Swap maturing 7/25/28 Call[1]	GSG	Pay	Six-Month JPY BBA LIBOR	1.050	7/23/18	JPY	630,000	54,256
Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $567,006)								316,749
Total Investments, at Value (Cost $397,608,124)							98.5%	405,684,477
Net Other Assets (Liabilities)							1.5	6,157,515
Net Assets							100.0%	$411,841,992

Footnotes to Consolidated Statement of Investments

1. Non-income producing security.

2. All or portion of the security position is held in segregated accounts and pledged to cover margin requirements with respect to securities sold short. The aggregate market value of such securities is $9,331,078. See Note 7 of accompanying Consolidated Notes.

3. Security is a Master Limited Partnership.

4. This security is not accruing income because the issuer has missed an interest payment on it and/or is not anticipated to make future interest and or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

5. Security received as the result of issuer reorganization.

6. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $82,092,015 or 19.93% of the Fund’s net assets at period end.

7. Represents the current interest rate for a variable or increasing rate security.

8. Restricted security. The aggregate value of restricted securities at period end was $4,072,235, which represents 0.99% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

				Unrealized
	Acquisition			Appreciation/
Security	Dates	Cost	Value	(Depreciation)
Blade Engine Securitization Ltd., Series 2006-1AW, 0.824%, 9/15/41	7/25/14-8/28/14	$1,533,431	$1,029,935	$(503,496)
Bosphorus Ltd. Catastrophe Linked Nts., 4.036%, 8/17/18	8/11/15	500,000	508,375	8,375
Kizuna Re II Ltd. Catastrophe Linked Nts., 2.769%, 4/6/18	5/2/14-5/5/15	752,325	751,762	(563)
Merna Re Ltd. Catastrophe Linked Nts., 2.264%, 4/9/18	3/16/15-6/22/15	499,312	500,425	1,113
Nakama Re Ltd. Catastrophe Linked Nts., 3.514%, 1/14/21	12/14/15	250,000	257,163	7,163
OAS Financial Ltd., 8% Sr. Unsec. Nts., 7/2/21	9/3/14	204,171	10,000	(194,171)
Ursa Re Ltd. Catastrophe Linked Nts., 5%, 9/21/18	12/16/15-3/29/16	500,911	507,425	6,514
Vitality Re V Ltd. Catastrophe Linked Nts., 2.769%, 1/7/19	4/29/15	252,742	252,612	(130)
Vitality Re VII Ltd. Catastrophe Linked Nts., 2.919%, 1/7/20	1/22/16	250,000	254,538	4,538
		$4,742,892	$4,072,235	$(670,657)

9. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

10.	Interest or dividend is paid-in-kind, when applicable.

11. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

12.	Zero coupon bond reflects effective yield on the original acquisition date.

13. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $9,073,440. See Note 6 of the accompanying Consolidated Notes.

14. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $4,317,596. See Note 6 of the accompanying Consolidated Notes.

15. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2015	Additions	Reductions	September 30, 2016
Oppenheimer Institutional Government Money Market Fund, Cl. Ea	23,203,584	238,602,138	254,081,179	7,724,543

8      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

Footnotes to Consolidated Statement of Investments (Continued)

	Value	Income
Oppenheimer Institutional Government Money Market Fund, Cl. Ea	$7,724,543	$97,534

    a. Prior to September 28, 2016, this fund was named Oppenheimer Institutional Money Market Fund.

16.	Rate shown is the 7-day yield at period end.

17.	All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

18. Digital option becomes eligible for exercise if at any time spot rates are less than or equal to 19MXN to 1 USD. Knock-out option becomes ineligible for exercise if at any time spot rates are less than or equal to 18 MXN per 1USD.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:
Geographic Holdings	Value	Percent
United States	$280,004,185	69.0%
Japan	28,737,955	7.1
Sweden	14,436,562	3.6
France	12,992,362	3.2
Italy	8,486,938	2.1
Supranational	8,077,650	2.0
Russia	5,096,479	1.3
Brazil	4,994,535	1.2
Bermuda	4,829,501	1.2
Cayman Islands	4,387,394	1.1
Eurozone	3,498,885	0.9
Canada	3,362,075	0.8
Spain	3,269,156	0.8
Mexico	2,867,791	0.7
Portugal	2,522,092	0.6
Switzerland	2,421,747	0.6
Ireland	2,077,814	0.5
Colombia	1,639,896	0.4
Australia	1,458,487	0.4
Hong Kong	1,372,921	0.3
Turkey	1,109,896	0.3
United Kingdom	995,068	0.2
Germany	941,594	0.2
China	938,833	0.2
Singapore	854,982	0.2
Argentina	691,331	0.2
Chile	657,187	0.2
Barbados	425,900	0.1
Netherlands	409,497	0.1
Luxembourg	311,912	0.1
Peru	260,938	0.1
South Africa	260,242	0.1
Dominican Republic	213,750	0.1
India	204,235	0.1
Macau	203,000	0.0
Ukraine	192,500	0.0
Jamaica	174,750	0.0
Venezuela	131,520	0.0
China Offshore	96,866	0.0
New Zealand	76,051	0.0
Total	$405,684,477	100.0%

	Shares Sold Short	Value
Securities Sold Short—(11.5)%
Common Stock Securities Sold Short—(10.2)%
AGCO Corp.	(26,510)	$(1,307,473)
Air Lease Corp., Cl. A	(52,605)	(1,503,451)
Aircastle Ltd.	(24,325)	(483,094)
Aker Solutions ASA[1]	(244,171)	(1,145,418)
athenahealth, Inc.[1]	(4,430)	(558,712)
Boeing Co. (The)	(13,220)	(1,741,603)
Camden Property Trust	(16,730)	(1,400,970)
Caterpillar, Inc.	(19,350)	(1,717,699)
CBL & Associates Properties, Inc.	(57,290)	(695,501)
Charter Communications, Inc., Cl. A1	(8,785)	(2,371,686)
Cheniere Energy, Inc.[1]	(26,850)	(1,170,660)

9      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Securities Sold Short—(11.5)% (Continued)
Common Stock Securities Sold Short (Continued)
Cie Financiere Richemont SA	(19,443)	$(1,183,840)
CNH Industrial NV	(144,010)	(1,039,752)
Colgate-Palmolive Co.	(13,820)	(1,024,615)
Comcast Corp., Cl. A	(11,240)	(745,662)
Comerica, Inc.	(10,302)	(487,491)
Commerce Bancshares, Inc.	(20,292)	(999,584)
Deere & Co.	(20,200)	(1,724,070)
Fastenal Co.	(19,380)	(809,696)
Franklin Resources, Inc.	(34,290)	(1,219,695)
Intel Corp.	(19,965)	(753,679)
Kennametal, Inc.	(16,433)	(476,886)
Oracle Corp.	(44,175)	(1,735,194)
Pennsylvania Real Estate Investment Trust	(73,402)	(1,690,448)
Procter & Gamble Co. (The)	(14,535)	(1,304,516)
Rio Tinto plc, Sponsored ADR	(19,000)	(634,600)
RLJ Lodging Trust	(45,190)	(950,346)
SAP SE, ADR	(20,450)	(1,869,334)
Southern Copper Corp.	(52,550)	(1,382,065)
Subsea 7 SA1	(216,575)	(2,331,516)
Tiffany & Co.	(15,810)	(1,148,280)
W.W. Grainger, Inc.	(3,810)	(856,640)
Walt Disney Co. (The)	(4,460)	(414,156)
Weingarten Realty Investors	(53,763)	(2,095,682)
Zions Bancorporation	(27,990)	(868,250)
Common Stock Securities Sold Short (Proceeds $40,433,497)		(41,842,264)
Investment Company Securities Sold Short—(1.3)% iShares US Preferred Stock Exchange Traded Fund (Proceeds $5,426,875)	(137,700)	(5,439,150)
Total Securities Sold Short (Proceeds $45,860,372)		$(47,281,414)

1. Non-income producing security.

Forward Currency Exchange Contracts as of September 30, 2016
						Unrealized	Unrealized
Counterparty	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Appreciation	Depreciation
BAC	10/2016	USD	3,302	IDR	44,032,000	$—	$77,231
BNP	10/2016	BRL	10,400	USD	3,204	—	5,861
BNP	10/2016	USD	3,111	BRL	10,400	—	86,627
BOA	10/2016 - 01/2017	BRL	30,110	USD	9,046	67,208	20,091
BOA	11/2016	CHF	3,045	USD	3,121	23,159	—
BOA	12/2016	CLP	3,515,685	USD	5,151	159,516	—
BOA	12/2016	TRY	7,580	USD	2,503	—	16,578
BOA	10/2016 - 01/2017	USD	6,325	BRL	20,800	17,754	—
BOA	12/2016	USD	1,807	CAD	2,380	—	7,799
BOA	12/2016	USD	1,806	CHF	1,745	889	—
BOA	01/2017	USD	2,523	EUR	2,245	—	11,927
BOA	12/2016	USD	2,428	THB	85,000	—	22,490
BOA	12/2016	USD	2,550	TRY	7,740	11,135	—
BOA	12/2016	ZAR	36,640	USD	2,635	—	6,249
CITNA-B	12/2016	EUR	2,785	USD	3,141	—	391
CITNA-B	12/2016	HUF	1,079,000	USD	3,949	8,245	19,892
CITNA-B	12/2016	JPY	136,000	USD	1,334	12,216	—
CITNA-B	12/2016	NOK	28,880	USD	3,557	55,929	—
CITNA-B	12/2016	TRY	3,950	USD	1,299	—	3,887
CITNA-B	12/2016	USD	2,656	CHF	2,560	8,014	—
CITNA-B	11/2016 - 12/2016	USD	13,993	EUR	12,392	34,443	2,812
CITNA-B	12/2016	USD	1,189	GBP	900	20,432	—
CITNA-B	12/2016	USD	2,614	KRW	2,932,000	—	45,820
CITNA-B	12/2016	ZAR	29,680	USD	2,034	95,304	—
DEU	12/2016	CHF	1,745	USD	1,807	—	2,120
DEU	12/2016	NOK	39,830	USD	4,818	164,852	—
DEU	12/2016	USD	1,801	CHF	1,745	—	3,931
DEU	12/2016	USD	2,103	EUR	1,870	—	5,749
DEU	12/2016	USD	3,553	NOK	28,880	—	60,182
DEU	10/2016	USD	14,439	SEK	123,800	—	3,256
GSCO-OT	12/2016	SEK	11,290	USD	1,335	—	13,673
GSCO-OT	12/2016	USD	1,323	AUD	1,775	—	33,275
GSCO-OT	04/2017	USD	1,505	CNH	10,000	21,999	—
GSCO-OT	11/2016	USD	795	JPY	83,000	—	25,068

10      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

Forward Currency Exchange Contracts (Continued)
						Unrealized	Unrealized
Counterparty	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Appreciation	Depreciation
HSBC	12/2016	MXN	61,200	USD	3,092	$36,618	$—
HSBC	12/2016	USD	7,495	CAD	9,884	—	43,056
HSBC	12/2016	USD	2,105	CHF	2,045	—	9,872
HSBC	12/2016	USD	1,881	EUR	1,680	—	12,292
HSBC	10/2016	USD	2,987	IDR	39,897,000	—	74,727
HSBC	12/2016	USD	1,870	MXN	37,400	—	42,682
JPM	12/2016	AUD	3,500	USD	2,636	37,743	—
JPM	12/2016	CHF	1,290	USD	1,332	2,215	—
JPM	12/2016	GBP	1,005	USD	1,327	—	22,241
JPM	12/2016	IDR	40,840,900	USD	3,048	58,575	—
JPM	11/2016	JPY	397,000	USD	3,890	33,927	—
JPM	12/2016	KRW	4,366,000	USD	3,922	39,450	—
JPM	12/2016	NZD	1,825	USD	1,324	617	—
JPM	12/2016	USD	1,830	AUD	2,455	—	45,878
JPM	01/2017	USD	2,587	BRL	8,790	—	41,617
JPM	11/2016	USD	3,957	CHF	3,840	—	7,434
JPM	10/2016	USD	9,186	EUR	8,400	—	256,064
JPM	12/2016	USD	2,623	GBP	2,005	20,228	—
JPM	12/2016	USD	2,627	HUF	724,000	—	15,442
JPM	11/2016 - 12/2016	USD	5,915	JPY	604,400	—	62,341
JPM	12/2016	USD	1,300	MXN	25,200	11,927	—
JPM	12/2016	USD	1,319	ZAR	19,100	—	51,850
MSCO	10/2016	USD	3,227	EUR	2,900	—	34,785
NOM	10/2016	IDR	79,214,000	USD	5,997	82,817	—
RBS	11/2016	USD	18,501	JPY	2,000,000	—	1,253,080
TDB	11/2016	CHF	795	USD	812	8,647	—
Total Unrealized Appreciation and Depreciation						$1,033,859	$2,448,270

Futures Contracts as of September 30, 2016
						Unrealized Appreciation
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	(Depreciation)
Brent Crude Oil*	ICE	Buy	10/31/16	12	$602,280	$43,404
CAC 40 10 Index	PAR	Sell	10/21/16	332	16,572,131	(108,544)
Copper*	CMX	Buy	12/28/16	13	718,412	(1,627)
Corn*	CBT	Sell	12/14/16	42	707,175	(1,583)
Cotton No. 2*	NYB	Sell	12/07/16	20	680,800	50,715
Euro-BTP	EUX	Sell	12/08/16	9	1,446,661	10,683
FTSE 100 Index	ICE	Sell	12/16/16	182	16,176,794	(433,097)
Gold (100 oz.)*	CMX	Buy	12/28/16	7	921,970	(4,287)
Nickel*	LME	Buy	11/14/16	11	696,432	47,914
Natural Gas*	NYM	Sell	10/27/16	22	639,320	10,204
Russell 2000 Mini Index	NYF	Sell	12/16/16	245	30,583,350	(398,764)
S&P 500 E-Mini Index	CME	Buy	12/16/16	262	28,301,240	258,431
S&P/TSX 60 Index	MON	Sell	12/15/16	16	2,085,933	(29,953)
Silver*	CMX	Buy	12/28/16	7	672,490	(48,601)
SPI 200 Index	SFE	Sell	12/15/16	27	2,797,966	(128,676)
STOXX Europe 600 Index	EUX	Sell	12/16/16	879	16,875,087	(178,783)
Sugar #11 World*	NYB	Buy	2/28/17	29	747,040	83,720
United States Treasury Long Bonds	CBT	Buy	12/20/16	78	13,116,187	(14,783)
United States Treasury Nts., 10 yr.	CBT	Sell	12/20/16	94	12,325,750	11,594
Wheat*	CBT	Sell	12/14/16	34	683,400	53,995
WTI Crude Oil*	NYM	Buy	10/20/16	6	289,440	30,782
						$(747,256)

*	All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

Over-the-Counter Options Written at September 30, 2016
Description	Counterparty		Exercise Price	Expiration Date		Number of Contracts	Premiums Received	Value
CNH Currency Put	GSG	CNH	7.500	4/5/17	CNH	(52,500,000)	$65,240	$(5,407)
EUR Currency Put	NOM	BRL	3.650	3/16/17	EUR	(18,500,000)	386,535	(440,251)
IDR Currency Put	DEU	IDR	13100.000	12/8/16	IDR	(242,210,000,000)	372,744	(242,210)
IDR Currency Call	DEU	IDR	13100.000	12/8/16	IDR	(242,210,000,000)	267,910	(242,210)
IDR Currency Call	NOM	IDR	13300.000	10/11/16	IDR	(306,750,000,000)	570,256	(613,500)
IDR Currency Put	NOM	IDR	13300.000	10/11/16	IDR	(306,750,000,000)	412,844	—
NZD Currency Call	BOA	CAD	0.960	1/17/17	NZD	(23,050,000)	198,311	(255,614)
ZAR Currency Call	GSCO-OT	ZAR	14.350	11/28/16	ZAR	(132,590,000)	372,823	(360,778)

11      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Options Written (Continued)
Description	Counterparty		Exercise Price	Expiration Date		Number of Contracts	Premiums Received	Value
ZAR Currency Put	GSCO-OT	ZAR	14.350	11/28/16	ZAR	(132,590,000)	$355,729	$(221,425)
Total of Over-the-Counter Options Written							$3,002,392	$(2,381,395)

Centrally Cleared Credit Default Swaps at September 30, 2016
		Buy/Sell				Notional Amount
Reference Asset		Protection	Fixed Rate	Maturity Date		(000’s)	Premiums Received/(Paid)	Value
Aetna, Inc.		Buy	1.000%	6/20/21	USD	1,580	$50,302	$(45,446)
Capital One Bank USA NA		Buy	1.000	6/20/21	USD	1,580	43,254	(38,592)
CDX.HY.24		Buy	5.000	6/20/20	USD	181	11,644	(13,195)
CDX.HY.24		Buy	5.000	6/20/20	USD	887	63,389	(64,548)
CDX.HY.24		Buy	5.000	6/20/20	USD	107	5,495	(7,774)
CDX.HY.24		Buy	5.000	6/20/20	USD	1,862	144,017	(135,516)
CDX.HY.24		Buy	5.000	6/20/20	USD	215	13,140	(15,620)
CDX.HY.25		Buy	5.000	12/20/20	USD	9,531	235,859	(558,256)
CDX.HY.25		Buy	5.000	12/20/20	USD	12,628	(25,958)	(739,702)
CDX.IG.25		Sell	1.000	12/20/20	USD	5,655	(44,408)	75,310
Chubb Ina Holdings, Inc.		Sell	1.000	6/20/21	USD	1,580	(62,932)	58,924
Domtar Corp.		Buy	1.000	6/20/21	USD	1,580	(42,891)	26,829
Firstenergy Corp.		Buy	1.000	6/20/21	USD	1,580	4,008	(3,547)
General Motors Co.		Buy	5.000	6/20/21	USD	1,580	235,385	(216,192)
Halliburton Co.		Sell	1.000	6/20/21	USD	1,580	(2,060)	1,911
iTraxx.Main.24		Buy	1.000	12/20/20	EUR	5,160	69,067	(87,358)
Johnson Controls, Inc.		Sell	1.000	6/20/21	USD	1,580	(62,950)	51,470
Marsh & Mclennan Cos., Inc.		Sell	1.000	6/20/21	USD	1,580	(52,658)	47,469
Metlife, Inc.		Buy	1.000	6/20/21	USD	1,580	(25,133)	14,268
Nabors Industries, Inc.		Buy	1.000	6/20/21	USD	1,580	(246,041)	185,970
Neiman Marcus Group LLC (The)		Buy	5.000	12/20/20	USD	715	41,431	(49,714)
Northrop Grumman Systems Corp.		Sell	1.000	6/20/21	USD	1,580	(62,138)	59,096
Ryder System, Inc.		Buy	1.000	6/20/21	USD	1,580	9,849	(7,692)
Sempra Energy		Sell	1.000	6/20/21	USD	1,580	(46,389)	41,816
Wal-Mart Stores, Inc.		Sell	1.000	6/20/21	USD	1,580	(53,446)	42,786
Total of Cleared Credit Default Swaps							$199,836	$(1,377,303)

Over-the-Counter Credit Default Swaps at September 30, 2016
		Buy/Sell				Notional Amount
Reference Asset	Counterparty	Protection	Fixed Rate	Maturity Date		(000’s)	Premiums Received/(Paid)	Value
Altria Group, Inc.	JPM	Sell	1.000%	6/20/21	USD	1,540	$(55,864)	$49,580
Bristol-Myers Squibb Co.	JPM	Sell	1.000	6/20/21	USD	1,540	(70,681)	57,094
CDX.NA.HY.21	CITNA-B	Buy	5.000	12/20/18	USD	1,125	(34,531)	(96,641)
CDX.NA.HY.21	CITNA-B	Sell	5.000	12/20/18	USD	288	160,725	(70,465)
CDX.NA.HY.21	GSG	Sell	5.000	12/20/18	USD	84	46,161	(20,670)
CDX.NA.HY.25	GSG	Buy	5.000	12/20/20	USD	1,125	(194,688)	6,719
CDX.NA.HY.25	GSG	Sell	5.000	12/20/20	USD	353	234,113	(189,064)
Ford Motor Co.	BNP	Buy	5.000	6/20/21	USD	1,540	248,432	(219,723)
Kingdom of Spain	BAC	Buy	1.000	6/20/21	USD	449	(1,152)	(4,216)
Kingdom of Spain	BAC	Buy	1.000	12/20/20	USD	4,278	30,105	(46,129)
Kroger Co. (The)	BNP	Buy	1.000	6/20/21	USD	1,540	27,516	(27,867)
Malaysia	BNP	Buy	1.000	6/20/21	USD	775	(22,856)	3,848
Malaysia	BNP	Buy	1.000	12/20/20	USD	1,700	(110,693)	(1,487)
Malaysia	MOS-A	Buy	1.000	12/20/20	USD	1,700	(85,394)	(1,487)
Portuguese Republic	BAC	Buy	1.000	12/20/20	USD	2,567	(96,674)	181,847
Portuguese Republic	GSG	Buy	1.000	6/20/21	USD	568	(46,803)	47,494
Portuguese Republic	GSG	Buy	1.000	6/20/21	USD	1,400	(157,783)	117,062
Republic of Austria	BAC	Buy	1.000	12/20/20	USD	1,454	55,320	(47,805)
Republic of Austria	GSG	Buy	1.000	6/20/21	USD	314	11,120	(11,013)
Republic of Italy	BAC	Buy	1.000	6/20/21	USD	532	(10,856)	10,723
Republic of Italy	BAC	Buy	1.000	12/20/20	USD	5,133	5,513	80,663
Sherwin-Williams Co. (The)	BOA	Sell	1.000	6/20/21	USD	1,540	(36,909)	14,134
Total of Over-the-Counter Credit Default Swaps							$(105,879)	$(167,403)

12      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)		Amount Recoverable*		Reference Asset Rating Range**
Investment Grade Corporate Debt Indexes	$	5,655,000	$	—	BBB+
Non-Investment Grade Corporate Debt Indexes		725,149		24,409,170	BB
Investment Grade Single Name Corporate Debt		15,680,000		—	AA to BBB+
Total	$	22,060,149	$	24,409,170

* Amounts recoverable includes potential payments from related purchased protection for instances where the Fund is the seller of protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Centrally Cleared Interest Rate Swaps at September 30, 2016
	Pay/Receive						Premiums
Counterparty	Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		Received / (Paid)	Value
		Six-Month JPY BBA
BAC	Receive	LIBOR	0.468%	11/12/25	JPY	23,000	$—	$(9,748)
		Three-Month SEK
BAC	Pay	STIBOR SIDE	1.418	11/12/25	SEK	1,840	—	20,177
		Three-Month SEK
BAC	Pay	STIBOR SIDE	0.628	7/8/26	SEK	2,340	—	1,311
		Three-Month SEK
BAC	Pay	STIBOR SIDE	1.501	12/9/25	SEK	5,120	—	60,004
		Three-Month SEK
BAC	Pay	STIBOR SIDE	1.365	8/10/25	SEK	4,580	—	42,498
		Three-Month SEK
BAC	Pay	STIBOR SIDE	1.630	7/3/25	SEK	66,785	19,369	821,180
		Six-Month DKK
GOL	Receive	CIBOR2 DKNA13	0.579	9/5/26	DKK	66,695	—	32,235
		Six-Month NOK
GOL	Pay	NIBOR NIBR	1.393	9/5/26	NOK	83,420	—	71,627
		Three-Month SEK
JPM	Pay	STIBOR SIDE	1.070	6/7/26	SEK	3,550	—	20,346
		Six-Month JPY BBA
JPM	Receive	LIBOR	0.595	8/11/25	JPY	29,000	—	(15,206)
		Six-Month JPY BBA
JPM	Receive	LIBOR	0.593	7/10/25	JPY	895,000	—	(469,484)
		Six-Month JPY BBA
JPM	Receive	LIBOR	0.566	8/6/25	JPY	13,000	—	(6,472)
		Six-Month JPY BBA
JPM	Receive	LIBOR	0.100	6/6/26	JPY	35,000	—	(2,244)
		Six-Month JPY BBA
JPM	Receive	LIBOR	0.461	12/9/25	JPY	28,000	—	(11,635)
Total of Centrally Cleared Interest Rate Swaps							$19,369	$554,589

Over-the-Counter Interest Rate Swaps at September 30, 2016
	PAy/Receive						Premiums Received /
Counterparty	Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)		(Paid)	Value
		Three-Month CNY
BOA	Receive	CNREPOFIX=CFXS	2.605%	3/26/21	CNY	3,900	$—	$(3,674)
		Three-Month CNY
BOA	Receive	CNREPOFIX=CFXS	2.900	7/24/20	CNY	14,000	—	10,017
		Three-Month CNY
GSG	Receive	CNREPOFIX=CFXS	2.830	8/14/20	CNY	3,250	—	1,255
Total of Over-the-Counter Interest Rate Swaps							$—	$7,598

Over-the-Counter Total Return Swaps at September 30, 2016
Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date		Notional Amount (000’s)	Value
			One-Month AUD BBR BBSW
CGAUOPAU Custom Basket	CITNA-B	Receive	plus 50 basis points	3/9/17	AUD	8,351	$19,763
			One-Month CAD BA CDOR
CGCNOCAD Custom Basket	CITNA-B	Receive	plus 80 basis points	3/7/17	CAD	8,598	(67,593)
			One-Month HKD HIBOR
GSEHOPCN Custom Basket	GSG	Pay	HKAB minus 25 basis points	6/22/17	HKD	14,465	(572,132)
			One-Month USD BBA LIBOR
GSOPRUSS Custom Basket	GOL	Receive	plus 35 basis points	9/8/17	USD	30,191	282,950
			One-Month BBA LIBOR plus
GSOPSPS3 Custom Basket	GSCOI	Receive	35 basis points	7/10/17	USD	22,341	(98,691)

13      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Total Return Swaps (Continued)
Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date		Notional Amount (000’s)	Value
			One-Month USD BBA LIBOR
JPCMOLNG Custom Basket	JPM	Receive	plus 30 basis points	3/7/17	USD	4,763	$(5,913)
			One-Month USD BBA LIBOR
JPCMOSHR Custom Basket	JPM	Pay	minus 85 basis points	3/7/17	USD	4,735	(41,833)
			One-Month EUR EURIBOR
JPEBCACO Custom Basket	JPM	Receive	plus 10 basis points	1/6/17	EUR	14,934	190,202
			One-Month GBP BBA LIBOR
JPEBUKXO Custom Basket	JPM	Receive	plus 20 basis points	1/6/17	GBP	11,956	263,497
			One-Month USD BBA LIBOR
OEX Index	GSG	Pay	minus 35 basis points	4/13/17	USD	11,617	79,731
			One-Month USD BBA LIBOR
OEX Index	GSCOI	Pay	minus 35 basis points	4/7/17	USD	11,073	6,540
			One-Month USD BBA LIBOR
OEX Index	GOL	Pay	minus 35 basis points	7/10/17	USD	305	181
PowerShares Senior Loan			One-Month USD BBA LIBOR
Exchange Traded Fund	CITNA-B	Receive	minus 125 basis points	11/3/16	USD	60,455	188,007
PowerShares Senior Loan			One-Month USD BBA LIBOR
Exchange Traded Fund	CITNA-B	Receive	minus 190 basis points	11/3/16	USD	13,025	40,505
Total of Over-the-Counter Total Return Swaps							$285,214

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Over-the-Counter Volatility Swaps at September 30, 2016
Reference Asset	Counterparty	Pay/Receive Volatility*	Strike Price	Maturity Date		Notional Amount	Value
AUD/USD spot exchange rate	JPM	Pay	$ 9.350	11/7/16	USD	(4,900)	$(1,568)
CAD/CHF spot exchange rate	CITNA-B	Pay	8.600	10/31/16	CAD	(6,500)	(5,153)
EUR/AUD spot exchange rate	DEU	Pay	8.300	10/6/16	EUR	(4,400)	(2,620)
EUR/NOK spot exchange rate	GOL	Pay	7.100	10/24/16	EUR	(4,400)	(8,254)
EUR/NOK spot exchange rate	CITNA-B	Pay	7.400	10/24/16	EUR	(4,400)	(6,129)
EUR/NOK spot exchange rate	BOA	Pay	7.000	10/17/16	EUR	(4,400)	(5,289)
EUR/NOK spot exchange rate	HSBC	Pay	7.250	10/20/16	EUR	(4,400)	(5,437)
EUR/NOK spot exchange rate	BOA	Pay	6.950	10/21/16	EUR	(4,400)	(7,612)
EUR/NOK spot exchange rate	JPM	Pay	6.800	10/19/16	EUR	(4,400)	(6,969)
EUR/SEK spot exchange rate	DEU	Pay	4.750	10/27/16	EUR	(4,400)	(3,213)
USD/CAD spot exchange rate	GOL	Receive	9.150	10/31/16	USD	4,900	(1,519)
USD/NOK spot exchange rate	JPM	Receive	9.340	10/26/16	USD	4,900	(1,225)
Total of Over-the-Counter Volatility Swaps							$(54,988)

* Fund will pay or receive the volatility of the reference asset depending on whether the realized volatility of the reference asset exceeds or is less than the strike price. For contracts where the Fund has elected to receive the volatility of the reference asset, it will receive a net payment of the difference between the realized volatility and the strike price multiplied by the notional amount if the realized volatility exceeds the strike price; the Fund will make a net payment of the absolute value of the difference of the realized volatility and the strike price multiplied by the notional amount if the realized volatility is less than the strike price. For contracts where the Fund has elected to pay the volatility of the reference asset, it will make a net payment of the difference between the realized volatility and the strike price multiplied by the notional amount if the realized volatility exceeds the strike price; the Fund will receive a net payment of the absolute value of the difference of the realized and the strike price multiplied by the notional amount if the realized volatility is less than the strike price.

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GOL	Goldman Sachs & Co.
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
GSG	Goldman Sachs Group, Inc. (The)
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MOS-A	Morgan Stanley
MSCO	Morgan Stanley Capital Services, Inc.
NOM	Nomura Global Financial Products, Inc.
RBS	Royal Bank of Scotland plc (The)
TDB	Toronto Dominion Bank

Currency abbreviations indicate amounts reporting in currencies
AUD	Australian Dollar

14      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

Currency abbreviations indicate amounts reporting in currencies (Continued)
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Offshore Chinese Renminbi
CNY	Chinese Renminbi
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	New Turkish Lira
ZAR	South African Rand

Definitions
BA CDOR	Canada Bankers Acceptances Deposit Offering Rate
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BBR	Bank Bill Rate
BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
BTP	Italian Treasury Bonds
CDX.HY.24	Merkit CDX High Yield Index
CDX.HY.25	Markit CDX High Yield Index
CDX.IG.25	Markit CDX Investment Grade Index
CDX.NA.HY.21	Markit CDX North American High Yield
CDX.NA.HY.25	Markit CDX North American High Yield
CGAUOPAU	Custom Basket of Securities
CGCNOCAD	Custom Basket of Securities
CIBOR2	Two banking days preceding reset date of Copenhagen Interbank
CNREPOFIX=CFXS	Repurchase Fixing Rates
DKNA13	Reuters 12-Month CIBOR Offered Rate
EURIBOR	Euro Interbank Offered Rate
GSEHOPCN	Custom Basket of Securities
GSOPRUSS	Custom Basket of Securities
GSOPSPS3	Custom Basket of Securities
HIBOR	Hong Kong Interbank Offered Rate
HKAB	Hong Kong Association of Banks
iTraxx.Main.24	Credit Default Swap Trading Index for a Specific Basket of Securities
JPCMOLNG	Custom Basket of Securities
JPCMOSHR	Custom Basket of Securities
JPEBCACO	Custom Basket of Securities
JPEBUKXO	Custom Basket of Securities
NIBOR NIBR	Norwegian Interbank Offered Rate
OEX	S&P 100 Index
S&P	Standard & Poor’s
STIBOR SIDE	Stockholm Interbank Offered Rate

Exchange Abbreviations
CBT	Chicago Board of Trade
CME	Chicago Mercantile Exchanges
CMX	Commodity Exchange, Inc.
EUX	European Stock Exchange
ICE	Intercontinental Exchange
LME	London Metal Exchange
MON	Montreal Exchange
NYB	New York Board of Trade
NYF	New York Futures Exchange
NYM	New York Mercantile Echange
PAR	Paris Stock Exchange
SFE	Sydney Futures Exchange

15      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED STATEMENTS OF INVESTMENTS September 30, 2016 Unaudited

1. Organization

Oppenheimer Global Multi-Alternatives Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Sub-Adviser has entered into a sub-sub-advisory agreement with Barings Real Estate Advisers LLC formerly Cornerstone Real Estate Advisers LLC and OFI SteelPath, Inc. (collectively, the “Sub-Sub-Advisers”). Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Multi-Alternatives Fund/VA (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in commodity-linked derivatives (including commodity futures, financial futures, options and swap contracts) and certain fixed-income securities and other investments that may serve as margin or collateral for its derivatives positions. Investments in the Subsidiary are expected to provide the Fund with exposure to commodities markets within the limitations of the federal tax requirements that apply to the Fund. The Subsidiary is subject to the same investment restrictions and guidelines, and follows the same compliance policies and procedures, as the Fund.

At period end, the Fund owned 21,023 shares with net assets of $11,979,917 in the Subsidiary.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess

16      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

3. Securities Valuation (Continued)

of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.
Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

17      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED STATEMENTS OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

			Level 3—
	Level 1—	Level 2—	Significant
	Unadjusted	Other Significant	Unobservable
	Quoted Prices	Observable Inputs	Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$4,717,634	$341,526	$—	$5,059,160
Consumer Staples	5,018,899	—	—	5,018,899
Energy	28,866,098	35,760	—	28,901,858
Financials	23,546,757	8,530,864	—	32,077,621
Health Care	12,302,747	1,213,659	6,316	13,522,722
Industrials	15,372,088	—	—	15,372,088
Information Technology	16,365,941	20,305	—	16,386,246
Materials	5,599,333	—	—	5,599,333
Telecommunication Services	3,590,009	—	—	3,590,009
Utilities	3,460,296	240	—	3,460,536
Preferred Stocks	—	839,450	—	839,450
Rights, Warrants and Certificates	4,669	—	—	4,669
Asset-Backed Securities	—	15,861,282	1,029,935	16,891,217
Mortgage-Backed Obligation	—	2,060,731	—	2,060,731
Foreign Government Obligations	—	6,366,605	—	6,366,605
Non-Convertible Corporate Bonds and Notes	—	43,570,877	—	43,570,877
Convertible Corporate Bond and Note	—	1,826,563	—	1,826,563
Corporate Loans	—	12,305,480	—	12,305,480
Event-Linked Bonds	—	53,857,937	—	53,857,937
Investment Companies	15,287,325	—	—	15,287,325
Short-Term Notes	—	121,730,618	—	121,730,618
Exchange-Traded Option Purchased	126,360	—	—	126,360
Over-the-Counter Options Purchased	—	1,511,424	—	1,511,424
Over-the-Counter Interest Rate Swaptions Purchased	—	316,749	—	316,749

Total Investments, at Value	134,258,156	270,390,070	1,036,251	405,684,477
Other Financial Instruments:
Swaps, at value	—	1,651,812	—	1,651,812
Centrally cleared swaps, at value	—	1,675,227	—	1,675,227
Futures contracts	601,442	—	—	601,442
Forward currency exchange contracts	—	1,033,859	—	1,033,859

Total Assets	$134,859,598	$274,750,968	$1,036,251	$410,646,817

Liabilities Table
Other Financial Instruments:
Investment Company Securities Sold Short	$(5,439,150)	$—	$—	$(5,439,150)
Common Stock Securities Sold Short	(37,181,490)	(4,660,774)	—	(41,842,264)
Swaps, at value	—	(1,581,391)	—	(1,581,391)
Centrally cleared swaps, at value	—	(2,497,941)	—	(2,497,941)
Options written, at value	—	(2,381,395)	—	(2,381,395)
Futures contracts	(1,348,698)	—	—	(1,348,698)
Forward currency exchange contracts	—	(2,448,270)	—	(2,448,270)

Total Liabilities	$(43,969,338)	$(13,569,771)	$—	$(57,539,109)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic

18      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

4. Investments and Risks (Continued)

factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Event-Linked Bonds. The Fund may invest in “event-linked” bonds. Event-linked bonds, which are sometimes referred to as “catastrophe” bonds, are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific trigger event, such as a hurricane, earthquake, or other occurrence that leads to physical or economic loss. If the trigger event occurs prior to maturity, the Fund may lose all or a portion of its principal in addition to interest otherwise due from the security. Event-linked bonds may expose the Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, liquidity risk and adverse tax consequences. The Fund records the net change in market value of event-linked bonds on the Consolidated Statement of Operations in the annual and semiannual reports as a change in unrealized appreciation or depreciation on investments. The Fund records a realized gain or loss on the Consolidated Statement of Operations in the annual and semiannual reports upon the sale or maturity of such securities.

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

19      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED STATEMENTS OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

When-Issued or
Delayed Delivery
Basis Transactions
Purchased securities	$186,850

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest payment. Information concerning securities not accruing interest at period end is as follows:

Cost	$2,096,018
Market Value	$1,194,934
Market Value as % of Net Assets	0.29%

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit

20      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

6. Use of Derivatives (Continued)

it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Consolidated Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward contracts seek to increase exposure to foreign exchange rate risk.

The Fund has entered into forward contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of
$ 114,874,418 and $ 177,329,911, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

21      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED STATEMENTS OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

The Fund has purchased futures contracts on various equity indexes to increase exposure to equity risk.

The Fund has sold futures contracts on various equity indexes to decrease exposure to equity risk.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to increase exposure to volatility risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related volatility indexes, in order to decrease exposure to volatility risk.

The Fund has purchased futures contracts, which have values that are linked to the price movement of the related commodities, in order to increase exposure to commodity risk.

The Fund has sold futures contracts, which have values that are linked to the price movement of the related commodities, in order to decrease exposure to commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $42,057,387 and $103,712,039 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has purchased call options on currencies to increase exposure to foreign exchange rate risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on currencies to decrease exposure to foreign exchange rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased put options on treasury and/or euro futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has purchased call options on individual equity securities and/or equity indexes to increase exposure to equity risk. A purchased call option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has purchased put options on individual equity securities and/or equity indexes to decrease exposure to equity risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $431,511 and $709,747 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on currencies to increase exposure to foreign exchange rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

The Fund has written call options on currencies to decrease exposure to foreign exchange rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

The Fund has written call options on treasury and/or euro futures to decrease exposure to interest rate risk. A written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $872,611 and $610,381 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

22      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

6. Use of Derivatives (Continued)

	Number of	Amount of
	Contracts	Premiums

Options outstanding as of December 31, 2015	5,400,003,810	$609,380
Options written	1,246,227,303,630	13,266,964
Options closed or expired	(28,206,870,000)	(5,085,177)
Options exercised	(125,141,207,440)	(5,788,775)

Options outstanding as of
September 30, 2016	1,098,279,230,000	$3,002,392

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund has sold credit protection through credit default swaps to increase exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has purchased credit protection through credit default swaps to decrease exposure to the credit risk of individual issuers and/or indexes of issuers.

The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same reference asset but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

For the reporting period, the Fund had ending monthly average notional amounts of $67,344,194 and $20,213,294 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure

23      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED STATEMENTS OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

to interest rate risk. Typically, if relative interest rates rise, payments made by the Fund under a swap agreement will be greater than the payments received by the Fund.

The Fund has entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. Typically, if relative interest rates rise, payments received by the Fund under the swap agreement will be greater than the payments made by the Fund.

For the reporting period, the Fund had ending monthly average notional amounts of $18,884,810 and $22,398,157 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund has entered into total return swaps on various equity securities or indexes to increase exposure to equity risk. These equity risk related total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

The Fund has entered into total return swaps on various equity securities or indexes to decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. The Fund will receive payments of a floating reference interest rate and an amount equal to the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract.

The Fund has entered into total return swaps to increase exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the Fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

The Fund has entered into total return swaps to decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

For the reporting period, the Fund had ending monthly average notional amounts of $175,929,834 and $39,833,199 on total return swaps which are long the reference asset and total return swaps which are short the reference asset, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Volatility Swap Contracts. A volatility swap is an agreement between counterparties to exchange periodic payments based on the measured volatility of a reference security, index, currency or other reference investment over a specified time frame. One cash flow is typically based on the realized volatility of the reference investment as measured by changes in its price or level over the specified time period while the other cash flow is based on a specified rate representing expected volatility for the reference investment at the time the swap is executed, or the measured volatility of a different reference investment over the specified time period. The appreciation or depreciation on a volatility swap will typically depend on the magnitude of the reference investment’s volatility, or size of the movements in its price, over the specified time period, rather than general directional increases or decreases in its price.

Volatility swaps are less standard in structure than other types of swaps and provide pure, or isolated, exposure to volatility risk of the specific underlying reference investment. Volatility swaps are typically used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of investments held by the Fund.

Variance swaps are a type of volatility swap where counterparties agree to exchange periodic payments based on the measured variance (or the volatility squared) of a reference security, index, or other reference investment over a specified time period. At payment date, a net cash flow will be exchanged based on the difference between the realized variance of the reference investment over the specified time period and the specified rate representing expected variance for the reference investment at the time the swap is executed multiplied by the notional amount of the contract.

The Fund has entered into volatility swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to pay the measured volatility and receive a fixed rate payment. If the measured volatility of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will appreciate in value.

The Fund has entered into volatility swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to pay a fixed rate payment and receive the measured volatility. If the measured volatility of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured volatility of the related reference investment decreases over the period, the swaps will depreciate in value.

The Fund has entered into variance swaps to increase exposure to the volatility risk of various reference investments. These types of volatility swaps

24      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

6. Use of Derivatives (Continued)

require the Fund to make a payment if the measured price variance of the reference investment exceeds the specified fixed rate. If the measured variance of the related reference investment increases over the period, the swaps will depreciate in value. Conversely, if the measured variance of the related reference investment decreases over the period, the swaps will appreciate in value.

The Fund has entered into variance swaps to decrease exposure to the volatility risk of various reference investments. These types of volatility swaps require the Fund to make a payment if the measured price variance of the reference asset is less than the specified fixed rate. If the measured variance of the related reference investment increases over the period, the swaps will appreciate in value. Conversely, if the measured variance of the related reference investment decreases over the period, the swaps will depreciate in value.

For the reporting period, the Fund had ending monthly average notional amounts of $41,923 and $26,528 on volatility swaps which pay measured volatility/variance and volatility swaps which receive measured volatility/variance, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a floating interest rate and receives a fixed interest rate in order to increase exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund has purchased swaptions which gives it the option to enter into an interest rate swap in which it pays a fixed interest rate and receives a floating interest rate in order to decrease exposure to interest rate risk. A purchased swaption of this type becomes more valuable as the reference interest rate increases relative to the preset interest rate.

During the reporting period, the Fund had an ending monthly average market value of $370,546 on purchased swaptions.

At period end, the Fund had no outstanding purchased or written swaption contracts.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $134,667.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps

25      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

NOTES TO CONSOLIDATED STATEMENTS OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

7. Borrowing and Other Financing

Securities Sold Short. The Fund sells securities that it does not own, and it will therefore be obligated to purchase such securities at a future date. Upon entering into a short position, the Fund is required to segregate cash or securities at its custodian which are pledged for the benefit of the lending broker and/or to deposit and pledge cash directly at the lending broker, with a value equal to a certain percentage, exceeding 100%, of the value of the securities that it sold short. Cash that has been segregated and pledged for this purpose will be disclosed on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports; securities that have been segregated and pledged for this purpose are disclosed as such in the Consolidated Statement of Investments. The aggregate market value of such cash and securities at period end is $56,704,644. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the change in value of the open short position. The Fund records a realized gain or loss when the short position is closed out. By entering into short sales, the Fund bears the market risk of increases in value of the security sold short in excess of the proceeds received. Until the security is replaced, the Fund is required to pay the lender any dividend or interest earned. Dividend expense on short sales is treated as an expense in the Consolidated Statement of Operations in the annual and semiannual reports.

8. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$398,789,544
Federal tax cost of other investments	(103,737,709)

Total federal tax cost	$295,051,835

Gross unrealized appreciation	$22,929,683
Gross unrealized depreciation	(19,714,637)

Net unrealized appreciation	$3,215,046

26      OPPENHEIMER GLOBAL MULTI-ALTERNATIVES FUND/VA

STATEMENT OF INVESTMENTS September 30, 2016 Unaudited

	Shares	Value

Common Stocks—98.8%

Consumer Discretionary—22.9%

Auto Components—3.3%

Continental AG	37,319	$7,846,150

Valeo SA	142,923	8,334,676

		16,180,826

Automobiles—1.9%

Bayerische Motoren Werke AG	35,145	2,953,523

Hero MotoCorp Ltd.	128,260	6,613,349

		9,566,872

Diversified Consumer Services—0.7%

Dignity plc	101,047	3,670,086

Hotels, Restaurants & Leisure—3.9%

Carnival Corp.	135,380	6,609,252

Domino’s Pizza Group plc	1,062,054	5,138,425

Whitbread plc	73,601	3,734,812

William Hill plc	1,041,151	4,105,142

		19,587,631

Household Durables—1.4%

SEB SA	49,330	6,960,106

Media—4.0%

Grupo Televisa SAB, Sponsored ADR	125,470	3,223,325

ProSiebenSat.1 Media SE	103,868	4,448,233

SES SA, Cl. A, FDR	186,800	4,581,895

Sky plc	302,156	3,501,257

Technicolor SA	622,360	4,247,902

		20,002,612

Multiline Retail—2.8%

Dollarama, Inc.	127,807	9,978,483

Hudson’s Bay Co.	315,054	4,048,790

		14,027,273

Specialty Retail—0.9%

Industria de Diseno Textil SA	119,215	4,419,366

Textiles, Apparel & Luxury Goods—4.0%

Burberry Group plc	253,510	4,536,897

Cie Financiere Richemont SA	64,995	3,957,396

Hermes International	12,496	5,084,070

LVMH Moet Hennessy Louis Vuitton SE	27,030	4,608,015

Pandora AS	12,391	1,502,467

		19,688,845

Consumer Staples—13.1%

Beverages—3.2%

Anheuser-Busch InBev SA/NV	27,200	3,570,647

Diageo plc	89,660	2,570,829

Heineken NV	73,566	6,470,357

Pernod Ricard SA	28,420	3,362,565

		15,974,398

Food & Staples Retailing—3.2%

Alimentation Couche-Tard, Inc., Cl. B	105,167	5,096,626

CP ALL PCL	3,697,500	6,587,883

Spar Group Ltd. (The)	309,523	4,338,339

		16,022,848

Food Products—4.9%

Aryzta AG1	99,945	4,435,027

Barry Callebaut AG1	3,816	5,070,360

Danone SA	48,186	3,574,072

Saputo, Inc.	185,421	6,443,343

Unilever plc	104,419	4,950,193

		24,472,995

Household Products—1.1%

Reckitt Benckiser Group plc	58,267	5,490,948

Tobacco—0.7%

Swedish Match AB	86,839	3,185,136

	Shares	Value

Energy—1.7%

Energy Equipment & Services—0.7%

Technip SA	59,831	$3,674,433

Oil, Gas & Consumable Fuels—1.0%

Koninklijke Vopak NV	95,167	4,995,131

Financials—3.1%

Capital Markets—1.8%

ICAP plc	822,561	4,969,383

Tullett Prebon plc	261,864	1,132,289

UBS Group AG	200,581	2,723,622

		8,825,294

Commercial Banks—0.5%

ICICI Bank Ltd., Sponsored ADR	335,795	2,508,389

Insurance—0.8%

Prudential plc	236,709	4,201,225

Health Care—10.5%

Biotechnology—2.3%

CSL Ltd.	71,600	5,880,163

Grifols SA	255,198	5,498,459

		11,378,622

Health Care Equipment & Supplies—3.6%

Coloplast AS, Cl. B	61,110	4,738,883

Essilor International SA	37,393	4,822,348

Sonova Holding AG	31,549	4,465,247

William Demant Holding AS1	186,932	3,815,826

		17,842,304

Health Care Providers & Services—0.7%

Sonic Healthcare Ltd.	215,982	3,648,287

Life Sciences Tools & Services—1.1%

Lonza Group AG1	28,449	5,428,663

Pharmaceuticals—2.8%

Galenica AG	3,444	3,651,779

Novo Nordisk AS, Cl. B	110,788	4,616,035

Roche Holding AG	22,586	5,595,367

		13,863,181

Industrials—20.8%

Aerospace & Defense—2.2%

Airbus Group SE	92,620	5,602,471

Embraer SA	317,326	1,367,015

Rolls-Royce Holdings plc[1]	404,666	3,776,932

		10,746,418

Air Freight & Couriers—0.9%

Royal Mail plc	708,045	4,485,315

Commercial Services & Supplies—2.7%

Aggreko plc	164,552	2,033,889

Edenred	218,094	5,099,589

Prosegur Cia de Seguridad SA	912,662	6,376,986

		13,510,464

Construction & Engineering—1.2%

Boskalis Westminster	91,062	3,240,737

CIMIC Group Ltd.	133,685	2,956,027

		6,196,764

Electrical Equipment—3.7%

ABB Ltd.[1]	99,682	2,238,210

Legrand SA	75,510	4,452,119

Nidec Corp.	79,700	7,332,488

Schneider Electric SE	64,120	4,470,959

		18,493,776

Machinery—2.8%

Aalberts Industries NV	187,474	6,392,412

Atlas Copco AB, Cl. A	192,836	5,801,916

1      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value

Machinery (Continued)

Weir Group plc (The)	84,652	$1,861,055

		14,055,383

Professional Services—2.8%

Experian plc	259,535	5,199,994

Intertek Group plc	122,730	5,556,622

SGS SA	1,543	3,454,357

		14,210,973

Trading Companies & Distributors—4.5%

Brenntag AG	108,764	5,935,152

Bunzl plc	221,873	6,564,937

Travis Perkins plc	242,523	4,846,613

Wolseley plc	87,570	4,936,093

		22,282,795

Information Technology—15.4%

Communications Equipment—1.6%

Nokia OYJ	926,510	5,370,147

Telefonaktiebolaget LM Ericsson, Cl. B	344,970	2,489,654

		7,859,801

Electronic Equipment, Instruments, & Components—2.9%

Hoya Corp.	127,493	5,120,016

Keyence Corp.	9,406	6,845,849

Spectris plc	95,146	2,427,006

		14,392,871

Internet Software & Services—1.5%

United Internet AG	77,640	3,435,054

Yahoo Japan Corp.	992,200	3,950,514

		7,385,568

IT Services—1.4%

Amadeus IT Group SA, Cl. A	143,025	7,145,525

Semiconductors & Semiconductor Equipment—3.1%

ASML Holding NV	46,116	5,057,043

Infineon Technologies AG	583,475	10,411,074

		15,468,117

Software—4.9%

AVEVA Group plc	65,424	1,694,393

Dassault Systemes	64,807	5,622,417

Gemalto NV	64,766	4,152,849

SAP SE	71,107	6,469,885

	Shares	Value

Software (Continued)

Temenos Group AG1	103,635	$6,528,525

		24,468,069

Materials—5.6%

Chemicals—3.2%

Essentra plc	443,356	2,792,267

Novozymes AS, Cl. B	112,675	4,955,278

Sika AG	1,119	5,438,576

Syngenta AG1	6,864	2,999,882

		16,186,003

Construction Materials—1.3%

James Hardie Industries plc	410,200	6,434,257

Containers & Packaging—1.1%

CCL Industries, Inc., Cl. B	27,089	5,215,863

Telecommunication Services—5.7%

Diversified Telecommunication Services—4.5%

BT Group plc	877,977	4,426,832

Iliad SA	19,820	4,159,064

Inmarsat plc	235,560	2,155,497

Nippon Telegraph & Telephone Corp.	184,000	8,403,351

Telstra Corp. Ltd.	900,797	3,577,649

		22,722,393

Wireless Telecommunication Services—1.2%

Vodafone Group plc	2,068,715	5,931,788

Total Common Stocks (Cost $344,434,902)		492,807,614

Preferred Stock—0.0%

Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv. (Cost $12,273)	599,541	85,186

	Units

Rights, Warrants and Certificates—0.0%

MEI Pharma, Inc. Wts., Strike Price $1.19, Exp. 5/10/17[1] (Cost $35,548)	151,358	2,301

	Shares

Investment Company—0.9%

Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.28%[2,3] (Cost $4,619,825)	4,619,825	4,619,825

Total Investments, at Value (Cost $349,102,548)	99.7%	497,514,926

Net Other Assets (Liabilities)	0.3	1,482,480

Net Assets	100.0%	$498,997,406

Footnotes to Statement of Investments

1. Non-income producing security.

2. Rate shown is the 7-day yield at period end.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares December 31, 2015	Gross Additions	Gross Reductions	Shares September 30, 2016

Oppenheimer Institutional Government Money Market Fund, Cl. Ea	4,009,537	55,996,493	55,386,205	4,619,825

			Value	Income

Oppenheimer Institutional Government Money Market Fund, Cl. Ea			$4,619,825	$22,473

a. Prior to September 28, 2016, this fund was named Oppenheimer Institutional Money Market Fund.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United Kingdom	$106,690,719	21.4%
France	78,656,703	15.8
Switzerland	55,987,012	11.3
Germany	41,499,072	8.3
Japan	31,652,218	6.4
Canada	30,783,105	6.2

2      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Geographic Holdings (Continued)	Value	Percent

Netherlands	$30,308,528	6.1%
Spain	23,440,334	4.7
Denmark	19,628,489	3.9
Australia	16,062,127	3.2
Sweden	11,476,705	2.3
United States	11,231,378	2.3
India	9,206,923	1.9
Thailand	6,587,883	1.3
Ireland	6,434,257	1.3
Finland	5,370,147	1.1
South Africa	4,338,340	0.9
Belgium	3,570,647	0.7
Mexico	3,223,324	0.6
Brazil	1,367,015	0.3

Total	$497,514,926	100.0%

3      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO STATEMENT OF INVESTMENTS September 30, 2016 Unaudited

1. Organization

Oppenheimer International Growth Fund/VA (the “Fund”) is a separate series of Oppenheimer Variable Account Funds, which is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a diversified open-end management investment company. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. Shares of the Fund are sold only to separate accounts of life insurance companies.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

4      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

3. Securities Valuation (Continued)

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage- backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered are measured using net asset value as a practical expedient, and are not classified in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$23,859,850	$90,243,767	$—	$114,103,617
Consumer Staples	11,539,969	53,606,356	—	65,146,325
Energy	—	8,669,564	—	8,669,564
Financials	2,508,389	13,026,519	—	15,534,908
Health Care	—	52,161,057	—	52,161,057
Industrials	—	103,981,888	—	103,981,888
Information Technology	—	76,719,951	—	76,719,951
Materials	5,215,863	22,620,260	—	27,836,123

5      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Common Stocks (Continued)
Telecommunication Services	$—	$28,654,181	$—	$28,654,181
Preferred Stock	85,186	—	—	85,186
Rights, Warrants and Certificates	—	2,301	—	2,301
Investment Company	4,619,825	—	—	4,619,825

Total Assets	$47,829,082	$449,685,844	$—	$497,514,926

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), formerly known as Oppenheimer Institutional Money Market Fund, which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil,

6      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

5. Market Risk Factors (Continued)

metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Federal Taxes

The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.

Federal tax cost of securities	$355,704,259

Federal tax cost of other investments	243,161

Total federal tax cost	$355,947,420

Gross unrealized appreciation	$182,746,316

Gross unrealized depreciation	(41,372,566)

Net unrealized appreciation	$141,373,750

7      OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Item 2. Controls and Procedures.

(a)	Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Variable Account Funds

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	11/21/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	11/21/2016

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	11/21/2016